united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22153

Dunham Funds

(Exact name of registrant as specified in charter)

6256 Greenwich Dr. Ste. 550, San Diego, CA 92122

(Address of principal executive offices) (Zip code)

Timothy Burdick

Ultimus Fund Solutions LLC., 4221 N 203rd St., Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 4/30/24

Item 1. Reports to Stockholders.

April 30, 2024	SEMI - ANNUAL REPORT

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

BOND FUNDS

Dunham Corporate/Government Bond Fund

Dunham Floating Rate Bond Fund

Dunham High-Yield Bond Fund

Dunham International Opportunity Bond Fund

U.S. VALUE FUNDS

Dunham Large Cap Value Fund

Dunham Small Cap Value Fund

U.S. GROWTH FUNDS

Dunham Focused Large Cap Growth Fund

Dunham Small Cap Growth Fund

INTERNATIONAL EQUITY FUNDS

Dunham Emerging Markets Stock Fund

Dunham International Stock Fund

ALTERNATIVE FUNDS

Dunham Dynamic Macro Fund

Dunham Long/Short Credit Fund

Dunham Monthly Distribution Fund

Dunham Real Estate Stock Fund

Dunham U.S. Enhanced Market Fund

Investment Adviser:

Dunham & Associates Investment Counsel, Inc. P.O. Box 910309 San Diego, California 92191

This Semi-Annual Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements also include those preceded by, followed by or that include the words “believes”, “expects”, “anticipates” or similar expressions. Such statements should be viewed with caution. Actual results or experience could differ materially from the forward-looking statements as a result of many factors. Each Fund makes no commitments to disclose any revisions to forward-looking statements, or any facts, events or circumstances after the date hereof that may bear upon forward-looking statements. In addition, prospective purchasers of the Funds should consider carefully the information set forth herein and the applicable fund’s prospectus. Other factors and assumptions not identified above may also have been involved in the derivation of these forward-looking statements, and the failure of these other assumptions to be realized may also cause actual results to differ materially from those projected.

Shareholder Letter (Unaudited)

Dear Fellow Shareholders:

As the Federal Open Market Committee (Fed) is quarrelling with the timing of pivoting toward easing monetary policy, market participants across the spectrum of bonds to stocks have seen much of their overall price movement impacted as the rhetoric shifts. The timing and magnitude of interest rate decreases changed from the beginning of this fiscal year when many market participants expected multiple rate decreases in 2024, to now many participants expecting only one decrease. As the Fed has reiterated that its timing on rate decreases is dependent on economic data improving, particularly on inflation cooling to its target rate, economic releases and their interpretation have been even more impactful to bond and equity price movements.

While investors anticipate the path to long-term average interest rates, the yield curve has remained inverted. With short-term interest rates higher than intermediate-term and long-term interest rates, the discussion of a potential recession has continued. However, the markets do not appear to be pricing in such an adverse outcome, with the S&P 500 Index setting a new all-time high as recent as March. Clearly, greed and euphoria can drive markets upward just as easily as fear and market contagion can see dramatic declines. The VIX Index, also known as the market’s fear-gauge, remained fairly low for most of the six-month period, near levels not seen since before the 2020 pandemic. This indicated that concern for volatility in the markets was relatively low, despite the Fed still struggling to rein in inflation while simultaneously avoiding a recession.

Even if the Fed clarifies its timing and magnitude for interest rate cuts, US markets will still face another uncertainty – who will win the US election. While over the long-term the political party in power may have little impact on market performance, this uncertainty and the direction of important factors such as tax regulations may coincide with some additional volatility. Outside of the United States, other central banks are also working to navigate their own economies to avoid recessions or even promote the next wave of growth. It is unlikely that all of these efforts will be successful, which may result in meaningful dispersion between countries and asset classes. We believe that it is important to maintain a diverse array of tools to navigate this environment and to avoid emotional investing decisions.

I continue to personally invest alongside you, and I remain confident that you can continue to rely on us to apply a rational and unemotional approach. We thank you for your continued trust and the confidence you have placed in us. We take that trust very seriously. We look forward to servicing the investment needs for you and your family for generations to come.

Sincerely,

Jeffrey A. Dunham
President
Dunham & Associates
April 30, 2024

Dunham Corporate/Government Bond Fund (Unaudited)
Message from the Sub-Adviser (Virtus Fixed Income Advisers, LLC)

Asset Class Recap

Over the first half of the fiscal year, ended April 30, 2024, investment grade bonds, as measured by the Bloomberg U.S. Aggregate Bond Index rose 5.0 percent. During the period, strong economic reports on the labor market and sticky inflation led to unpredictable interest rates and mostly positive returns in the fixed income markets. Leaving the Federal Reserve (“Fed”) with a challenging decision on their rate cut path. To begin the year market participants priced in the possibility of six 25 basis point rate cuts in 2024. Now as the Feds tone around inflation has evolved the likelihood of rate reductions at that pace have diminished, adversely impacting those who leaned into duration and made the decision to heavily weight U.S. Treasuries on the longer end of the curve during the most recent fiscal quarter. However, the bond rally that took place in November and December was enough to keep most fixed income markets in positive territory. For the six-month period, U.S. longer dated maturities, as measured by ICE BofA current 30-Year US Treasury Index increased 6.6 percent. While the shorter dated 2-year US Treasuries with less interest rate volatility rose only 1.9 percent for the fiscal quarter, as measured by the ICE BofA current 2-Year US Treasury Index. However High Yield bonds, as measured by the ICE BofA US High Yield Index increased 8.9 percent during the period. Showing that investors who hung on to the more risky but higher coupon paying investments were rewarded for it.

Allocation Review

More than half of the U.S. investment-grade bonds in the benchmark index are represented by Treasury and agency mortgage-backed securities. Just those two sectors alone make up nearly 68 percent of the index. So, the majority of returns in the benchmark are dictated by U.S. government related securities, and agency MBS. Far less performance is reflected from investment grade corporate debt, and non-agency mortgage-backed securities. For the period, the Funds slight overweight to investment grade corporate debt positively contributed to the Funds relative performance from both an allocation and security selection standpoint. Another sector that outperformed for the period was the exposure to corporate high-yield bonds. The Sub-Adviser’s roughly 5 percent overweight to the sector enhanced Fund performance. The Funds exposure to U.S. Treasuries was another sector that contributed to positive relative performance. The largest detractors from Fund performance came from the exposure to asset backed securities. Much of the negative contribution was due to the duration exposure the Fund had within this sector relative to the benchmark.

Holdings Insights

Treasuries, specifically with longer dated maturities, outperformed for the period, as rates decreased. The same goes for the two 5 and 6 percent Freddie Mac mortgage pools, as spreads tightened from an attractive basis versus U.S Treasury alternatives. One specific position that positively contributed to the Fund’s performance was Broward County FL Water & Sewer Utility Revenue 4.00%, due 10/01/2047 (115117NJ8) (holding weight**: 0.21 percent), a municipal bond which rose 16.7 percent from a price return perspective, in addition to duration, municipals have rallied since the October lows. Another investment grade corporate bond that outperformed was Bank of America Corporation 2.687%, due 04/22/2032 (06051GJT7) (holding weight*: 0.45 percent). Bank of America 2032 bonds spreads tightened over the six-month period, from 179 basis points to 112 basis points. The credit performance was likely due to net interest margins improving with rising rates, and unlike some of their peers, Bank of America did not have deposit pressure during the Silicon Valley Bank (SBV) (not held) failure. Over the period the holding increased 7.9 percent. Lastly, MDC Holdings Inc. 3.966%, due 08/06/2061 (552676AV0) (holding weight**: 0.46 percent) increased 23.3 percent, after a Japanese homebuilder announced an offering to acquire MDC.

When looking at individual holdings, Del Monte Foods, Inc. Floating Rate, due 05/16/2029 (BL3847425) (holding weight*: 0.08 percent) acted as a detractor to Fund performance. For the period the position fell 12.7 percent, after Del Monte Foods reported weak earnings, and has been facing cost inflation. Additionally, the demand for their products have started to normalize since the pandemic. Roche Holdings, Inc. 5.218%, due 03/08/2054 (771196CM2) (holding weight*: 0.18 percent) was another position that underperformed, falling 4.8 percent. This bonds decline was largely due to the duration impact, and because the Sub-Adviser entered the position in March, they did not receive a full half year of coupon payments to provide any meaningful offset for returns. Similarly, Northen Natural Gas Company 5.625%, due 02/01/2054 (665501AN2) (holding weight*: 0.21 percent) was down 4.5 percent, mostly because of unfortunate timing, right before long term rates started rising.

Sub-Adviser Outlook

The Sub-Adviser recognizes that rate cuts are on the horizon this year, but patience is key, modestly adding to duration throughout the period and making sure the Fund is fairly compensated for the duration risk assumed. The Sub-Adviser believes valuations in the investment-grade corporate bond space may not currently fully reflect the risks and volatility that may persist. Interest rates remain the main story as fundamentals and valuations may not be revisited as performance drivers until there is a better sense for the timing and severity of the Federal Reserve’s interest rate decisions. As yields are currently near 10-year highs, there have been more discussions about how both high quality and low-quality companies may refinance their debt that is maturing over the next year. The Sub-Adviser is optimistic that it can capitalize on dislocated valuations during spikes in volatility within the fixed income markets.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 04/30/2024.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Dunham Corporate/Government Bond Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2024

The Fund’s performance figures* for each of the periods ended April 30, 2024, compared to its benchmarks:

			Annualized	Annualized
	6 Month Return	1 Year Return	5 Year Return	10 Year Return
Class N	5.94%	0.58%	0.41%	1.12%
Class A with Load 4.50%	1.00%	(4.15)%	(0.75)%	0.40%
Class A without load	5.73%	0.33%	0.16%	0.87%
Class C	5.52%	(0.16)%	(0.34)%	0.37%
Bloomberg US Aggregate Bond Index (a)	4.97%	(1.47)%	(0.16)%	1.20%
Morningstar Intermediate Core Plus Bond Category (b)	5.83%	(0.13)%	0.25%	1.41%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.17% for Class N, 1.92% for Class C and 1.42% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The Bloomberg US Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Intermediate Core Plus Bond Category is generally representative of intermediate-term bond mutual funds that primarily invest in corporate and other investment-grade U.S. fixed-income securities and typically have durations of 3.5 to 6.0 years. Funds in this category also invest in high-yield and foreign bonds.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Corporate Bonds	32.2%
Asset Backed Securities	31.0%
U.S. Government & Agencies	24.0%
Term Loans	6.6%
Short-Term Investments	2.4%
Collateral for Securities Loaned	1.8%
Non U.S. Government & Agencies	1.8%
Municipal Bonds	0.2%
Common Stocks	0.0%
Total	100.0%

*    Based on total value of investments as of April 30, 2024. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2024

Shares					Fair Value
	COMMON STOCKS — 0.0%(a)
	HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%(a)
436	Endo, Inc.				$12,418

	TOTAL COMMON STOCKS (Cost $24,533)				12,418

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity
	ASSET BACKED SECURITIES — 31.5%
	AUTO LOAN — 7.4%
220,000	American Credit Acceptance Receivables Trust Series 2022-1 D(b)		2.4600	03/13/28	214,771
230,000	AmeriCredit Automobile Receivables Trust Series 2020-3 C		1.0600	08/18/26	224,742
446,000	Arivo Acceptance Auto Loan Receivables Trust Series 1A B(b)		6.8700	06/17/30	443,387
155,000	Avis Budget Rental Car Funding AESOP, LLC Series 2019-3A A(b)		2.3600	03/20/26	151,428
317,000	CarNow Auto Receivables Trust Series 2023-1A C(b)		7.2400	09/15/26	316,710
225,000	Carvana Auto Receivables Trust Series 2021-P3 B		1.4200	08/10/27	202,238
54,844	Carvana Auto Receivables Trust Series 2021-N1 C		1.3000	01/10/28	52,052
68,395	Carvana Auto Receivables Trust Series 2021-N2 C		1.0700	03/10/28	64,214
410,000	Carvana Auto Receivables Trust Series 2023-N1 C(b)		5.9200	07/10/29	406,908
330,000	Carvana Auto Receivables Trust Series 2023-N4 C(b)		6.5900	02/11/30	334,688
495,000	Carvana Auto Receivables Trust Series 2024-N1 B(b)		5.6300	05/10/30	492,654
115,732	CPS Auto Receivables Trust Series 2019-D E(b)		3.8600	10/15/25	115,601
430,000	CPS Auto Receivables Trust Series 2024-A C(b)		5.7400	04/15/30	427,196
302,000	Credit Acceptance Auto Loan Trust Series 1A A(b)		5.6800	03/15/34	300,549
529,000	DT Auto Owner Trust Series 2023-1A B(b)		5.1900	10/16/28	525,259
195,000	DT Auto Owner Trust Series 2023-3A C(b)		6.4000	05/15/29	193,162
410,000	Exeter Automobile Receivables Trust Series 2023-1A B		5.7200	04/15/27	409,534
500,000	Exeter Automobile Receivables Trust Series 2024-2A C		5.7400	05/15/29	496,636
229,231	FHF Trust Series 2023-1A A2(b)		6.5700	06/15/28	230,043
84,306	Flagship Credit Auto Trust Series 2020-4 C(b)		1.2800	02/16/27	83,016
330,000	Flagship Credit Auto Trust Series 2024-1 C(b)		5.7900	02/15/30	327,545
180,000	Foursight Capital Automobile Receivables Trust Series 2022-1 B(b)		2.1500	05/17/27	174,078
315,000	Foursight Capital Automobile Receivables Trust Series 2023-1 A3(b)		5.3900	12/15/27	313,001
417,035	GLS Auto Receivables Issuer Trust Series 2019-4A D(b)		4.0900	08/17/26	416,178
345,000	Hertz Vehicle Financing III, LLC Series 2022-1A C(b)		2.6300	06/25/26	332,107
239,144	LAD Auto Receivables Trust Series 2022-1A A(b)		5.2100	06/15/27	238,474
339,000	LAD Auto Receivables Trust Series 2023-4A C(b)		6.7600	03/15/29	343,711

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 31.5% (Continued)
	AUTO LOAN — 7.4% (Continued)
81,776	Lendbuzz Securitization Trust Series 2022-1A A(b)		4.2200	05/17/27	$80,512
425,000	Lendbuzz Securitization Trust Series 2024-2A A2(b)		5.9900	05/15/29	424,995
231,744	Lobel Financial Corporation Series 1 A(b)		6.9700	07/15/26	232,121
318,000	Merchants Fleet Funding, LLC Series 1A A(b)		7.2100	05/20/36	319,351
140,000	OneMain Direct Auto Receivables Trust Series 2021-1A B(b)		1.2600	07/14/28	129,348
164,443	Santander Drive Auto Receivables Trust Series 2020-2 D		2.2200	09/15/26	163,705
20,149	Santander Drive Auto Receivables Trust Series 2021-3 C		0.9500	09/15/27	20,112
370,000	Santander Drive Auto Receivables Trust Series 2023-1 B		4.9800	02/15/28	366,958
195,000	Santander Drive Auto Receivables Trust Series 2022-5 C		4.7400	10/15/28	192,295
276,000	SBNA Auto Receivables Trust Series 2024-A C(b)		5.5900	01/15/30	271,871
362,000	Tricolor Auto Securitization Trust Series 2023-1 B(b)		6.8400	11/16/26	362,649
307,679	United Auto Credit Securitization Trust Series 2023-1 B(b)		5.9100	07/10/28	307,263
146,000	Veros Auto Receivables Trust Series 2022-1 B(b)		4.3900	08/16/27	144,905
230,251	Westlake Automobile Receivables Trust Series 2022-1A B(b)		2.7500	03/15/27	229,418
446,000	Westlake Automobile Receivables Trust Series 1A B(b)		5.5500	11/15/27	442,883
415,000	Westlake Automobile Receivables Trust Series 2023-1A C(b)		5.7400	08/15/28	411,322
					11,929,590
	CLO — 0.3%
515,000	GoldentTree Loan Management US CLO 1 Ltd. Series 9A AR(b),(c)	TSFR3M + 1.500%	6.8250	04/20/37	515,739

	COLLATERALIZED MORTGAGE OBLIGATIONS — 12.6%
720,224	AJAX Mortgage Loan Trust Series 2021-A A1(b),(d)		1.0650	09/25/65	622,010
69,558	Angel Oak Mortgage Trust Series 2020-R1 A2(b),(d)		1.2470	12/26/24	64,387
59,574	Angel Oak Mortgage Trust Series 2021-8 A1(b),(d)		1.8200	11/25/66	50,687
112,013	Angel Oak Mortgage Trust Series 2022-5 A1(b),(e)		4.5000	05/25/67	107,725
90,832	Angel Oak Mortgage Trust Series 2023-1 A1(b),(e)		4.7500	09/26/67	87,292
76,468	Arroyo Mortgage Trust Series 2019-1 A1(b),(d)		3.8050	01/25/49	71,288
80,641	Arroyo Mortgage Trust Series 2019-2 A1(b),(d)		3.3470	04/25/49	75,767
229,123	Bunker Hill Loan Depositary Trust Series 2019-2 A1(b),(e)		2.8790	07/25/49	214,757
31,469	Chase Mortgage Finance Corporation Series 2016-SH2 M2(b),(d)		3.7500	02/25/44	27,749
40,895	Chase Mortgage Finance Corporation Series 2016-SH1 M2(b),(d)		3.7500	04/25/45	36,232
351,061	CIM TRUST Series 2022-R2 A1(b),(d)		3.7500	12/25/61	319,429
56,662	COLT Funding, LLC Series 2021-3R A1(b),(d)		1.0510	12/25/64	49,002
1,413,147	COLT Mortgage Loan Trust Series 2022-4 A1(b),(d)		4.3010	03/25/67	1,353,328

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 31.5% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 12.6% (Continued)
617,220	COLT Mortgage Loan Trust Series 2022-5 A1(b),(d)		4.5500	04/25/67	$601,067
995,523	COLT Mortgage Loan Trust Series 2023-4 A1(b),(e)		7.1630	10/25/68	1,003,209
129,116	CSMC Trust Series 2020-RPL4 A1(b),(d)		2.0000	01/25/60	111,542
18,969	CSMC Trust Series 2020-NQM1 A1(b),(e)		1.2080	05/25/65	17,142
248,663	Deephaven Residential Mortgage Trust Series 2022-1 A1(b),(d)		2.2050	01/25/67	220,298
293,011	Ellington Financial Mortgage Trust Series 2019-2 A3(b),(d)		3.0460	11/25/59	274,036
20,916	Flagstar Mortgage Trust Series 2017-1 1A3(b),(d)		3.5000	03/25/47	18,482
8,326	Galton Funding Mortgage Trust Series 2018-1 A23(b),(d)		3.5000	11/25/57	7,273
244,155	Imperial Fund Mortgage Trust Series 2022-NQM3 A1(b),(e)		4.3800	05/25/67	232,667
18,645	JP Morgan Mortgage Trust Series 2017-5 A1(b),(d)		4.2570	12/15/47	18,656
801,610	JP Morgan Mortgage Trust Series 2017-4 A3(b),(d)		3.5000	11/25/48	698,826
100,000	METLIFE S.E.CURITIZATION TRUST Series 2017-1A M1(b),(d)		3.4700	04/25/55	85,720
27,550	METLIFE S.E.CURITIZATION TRUST Series 2019-1A A1A(b),(d)		3.7500	04/25/58	26,598
558,463	MFA Trust Series 2022-INV2 A1(b),(e)		4.9500	07/25/57	541,706
1,166,570	MFA Trust Series 2022-INV1 A1(b),(e)		3.9070	04/25/66	1,105,318
703,319	MFA Trust Series 2022-NQM2 A1(b),(e)		4.0000	05/25/67	657,923
195,334	Mill City Mortgage Loan Trust Series 2017-3 M2(b),(d)		3.2500	01/25/61	177,929
199,632	Mill City Mortgage Loan Trust Series 2019-1 M2(b),(d)		3.5000	10/25/69	173,692
159,422	New Residential Mortgage Loan Trust Series 2022-RTL1 A1F(b)		4.3360	12/25/26	158,780
131,776	New Residential Mortgage Loan Trust Series 2014-3A AFX3(b),(d)		3.7500	11/25/54	121,196
137,298	New Residential Mortgage Loan Trust Series 2016-3A B1(b),(d)		4.0000	09/25/56	126,230
33,115	New Residential Mortgage Loan Trust Series 2016-4A A1(b),(d)		3.7500	11/25/56	30,264
641,474	New Residential Mortgage Loan Trust Series 2017-2A A3(b),(d)		4.0000	03/25/57	597,991
453,167	New Residential Mortgage Loan Trust Series 2018-1A A1A(b),(d)		4.0000	12/25/57	423,640
35,410	New Residential Mortgage Loan Trust Series 2021-NQ2R A1(b),(d)		0.9410	09/25/58	31,951
215,000	New Residential Mortgage Loan Trust Series 2019-RPL2 M2(b),(d)		3.7500	02/25/59	182,127
688,784	New Residential Mortgage Loan Trust Series 2022-NQM2 A1(b),(d)		3.0790	03/27/62	614,665
425,223	NYMT Loan Trust Series 2024-CP1 A1(b)		3.7500	02/25/68	385,055
824,385	OBX Trust Series 2023-NQM9 A1(b),(e)		7.1590	10/25/63	835,782
435,917	OBX Trust Series 2024-NQM3 A1(b),(e)		6.1290	12/25/63	435,844
92,248	Palisades Mortgage Loan Trust Series 2021-RTL1 A1(b),(e)		3.4870	06/25/26	92,254
28,304	Provident Funding Mortgage Loan Trust Series 2019-1 A2(b),(d)		3.0000	12/25/49	23,360
800,044	PRPM, LLC Series 2024-RPL1 A1(b),(d)		4.2000	12/25/64	760,630
551,512	RCKT Mortgage Trust Series 2023-CES1 A1A(b),(d)		6.5150	06/25/43	550,529

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 31.5% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 12.6% (Continued)
51,673	RCKT Mortgage Trust Series 2020-1 A1(b),(d)		3.0000	02/25/50	$42,651
296	Residential Mortgage Loan Trust Series 2019-2 A1(b),(d)		2.9130	05/25/59	295
41,067	Residential Mortgage Loan Trust Series 2020-1 A1(b),(d)		2.3760	01/26/60	39,186
60,352	Starwood Mortgage Residential Trust Series 2020-1 A1(b),(d)		2.2750	02/25/50	56,348
707,897	Towd Point Mortgage Trust Series 2017-1 A2(b),(d)		3.5000	10/25/56	693,584
265,000	Towd Point Mortgage Trust Series 2019-HY2 M1(b),(c)	TSFR1M + 1.714%	7.0310	05/25/58	277,966
365,000	Towd Point Mortgage Trust Series 2021-1 A2(b),(d)		2.7500	11/25/61	288,023
507,935	Towd Point Mortgage Trust Series 2024-1 A1(b),(d)		4.2120	03/25/64	502,131
65,822	Verus Securitization Trust Series 2019-INV2 A1(b),(d)		3.9130	07/25/59	63,334
135,545	Verus Securitization Trust Series 2020-1 A1(b),(e)		3.4170	01/25/60	128,921
572,618	Verus Securitization Trust Series 2022-6 A1(b),(e)		4.9100	06/25/67	557,114
498,995	Verus Securitization Trust Series 2022-6 A3(b),(e)		4.9100	06/25/67	479,114
925,389	Verus Securitization Trust Series 2022-7 A1(b),(e)		5.1520	07/25/67	911,519
1,506,236	Verus Securitization Trust Series 2023-1 A1(b),(e)		5.8500	12/25/67	1,492,461
457,704	Verus Securitization Trust Series 2023-8 A1(b),(e)		6.2590	12/25/68	456,503
150,006	Wells Fargo Mortgage Backed Securities Series 2020-4 A1(b),(d)		3.0000	07/25/50	123,571
					20,534,756
	CREDIT CARD — 0.4%
400,000	Discover Card Execution Note Trust Series A2 A		4.9300	06/15/28	396,148
316,000	Mercury Financial Credit Card Master Trust Series 2023-1A A(b)		8.0400	09/20/27	318,877
					715,025
	NON AGENCY CMBS — 2.6%
111,238	Angel Oak SB Commercial Mortgage Trust Series 2020-SBC1 A1(b),(d)		2.0680	05/25/50	101,086
280,000	BBCMS Mortgage Trust Series 2018-TALL(b),(c)	TSFR1M + 0.919%	6.2400	03/15/37	266,367
160,000	Benchmark Mortgage Trust Series 2023-B38 A2		5.6260	04/15/56	156,634
610,000	BPR Trust Series 2022-OANA A(b),(c)	TSFR1M + 1.898%	7.2190	04/15/37	613,604
360,000	BX Trust Series 2022-CLS A(b)		5.7600	10/13/27	354,081
445,000	BX Trust Series 2019-OC11 B(b)		3.6050	12/09/41	388,242
410,000	BX Trust Series 2019-OC11 D(b),(d)		4.0750	12/09/41	354,845
280,000	COMM Mortgage Trust Series 2013-300P A1(b)		4.3530	08/10/30	258,955
150,000	COMM Mortgage Trust Series 2020-CBM B(b)		3.0990	02/10/37	144,253
191,994	Extended Stay America Trust Series 2021-ESH C(b),(c)	TSFR1M + 1.814%	7.1350	07/15/38	191,818
305,000	GCT Commercial Mortgage Trust Series 2021-GCT A(b),(c)	TSFR1M + 0.914%	6.2350	02/15/38	256,058
419,000	JP Morgan Chase Commercial Mortgage Securities Series C13 E(b),(d)		3.9860	01/15/46	371,234

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 31.5% (Continued)
	NON AGENCY CMBS — 2.6% (Continued)
325,000	MIRA Trust Series 2023-Mile A(b)		6.7550	06/06/28	$331,256
364,000	ORL Trust Series 2023-GLKS A(b),(c)	TSFR1M + 2.350%	7.6710	10/15/28	365,894
62,000	WFRBS Commercial Mortgage Trust Series 2014-C24 AS		3.9310	11/15/47	59,866
					4,214,193
	OTHER ABS — 7.1%
382,635	ACHV A.B.S TRUST Series 2024-1PL A(b)		5.9000	04/25/31	382,032
336,000	Affirm Asset Securitization Trust Series 2023-B A(b)		6.8200	09/15/28	339,593
1,530,305	American Homes 4 Rent Series 2015-SFR1 A(b)		3.4670	04/17/52	1,496,632
220,000	American Homes 4 Rent Trust Series 2015-SFR2 C(b)		4.6910	10/17/45	215,153
175,000	AMSR Trust Series 2020-SFR1 B(b)		2.1200	04/17/37	168,325
250,000	AMSR Trust Series 2020-SFR2 C(b)		2.5330	07/17/37	238,902
100,000	AMSR Trust Series 2020-SFR2 D(b)		3.2820	07/17/37	96,130
341,356	Amur Equipment Finance Receivables XII, LLC Series 1A A2(b)		6.0900	12/20/29	342,562
38,401	Aqua Finance Trust Series 2017-A A(b)		3.7200	11/15/35	38,334
49,057	Aqua Finance Trust Series 2019-A A(b)		3.1400	07/16/40	45,994
189,896	Aqua Finance Trust Series 2019-A C(b)		4.0100	07/16/40	172,056
270,000	Aqua Finance Trust Series 2020-AA B(b)		2.7900	07/17/46	244,716
220,000	CCG Receivables Trust Series 2021-1 C(b)		0.8400	06/14/27	217,329
103,437	CF Hippolyta, LLC Series 2020-1 A1(b)		1.6900	07/15/60	97,003
285,706	CLI Funding VI, LLC Series 2020-1A A(b)		2.0800	09/18/45	254,361
30,725	Corevest American Finance Trust Series 2020-1 A1(b)		1.8320	03/15/50	30,031
100,000	Corevest American Finance Trust Series 2019-3 C(b)		3.2650	10/15/52	86,703
135,448	Corevest American Finance Trust Series 2020-4 A(b)		1.1740	12/15/52	126,636
393,381	Dext A.B.S, LLC Series 2023-1 A2(b)		5.9900	03/15/32	390,058
262,708	Elara HGV Timeshare Issuer, LLC Series 2023-A A(b)		6.1600	02/25/38	263,686
130,000	FirstKey Homes Trust Series 2021-SFR1 D(b)		2.1890	08/17/28	117,846
375,000	FirstKey Homes Trust Series 2020-SFR2 B(b)		1.5670	10/19/37	350,551
32,137	Foundation Finance Trust Series 2019-1A A(b)		3.8600	11/15/34	32,011
334,419	Foundation Finance Trust Series 2023-2A A(b)		6.5300	06/15/49	336,933
63,115	HIN Timeshare Trust Series 2020-A C(b)		3.4200	10/09/39	59,331
129,025	Jersey Mike’s Funding Series 2019-1A A2(b)		4.4330	02/15/50	122,415
733,550	Kubota Credit Owner Trust Series 2023-1A A2(b)		5.4000	02/17/26	732,697
40,733	MVW, LLC Series 2020-1A A(b)		1.7400	10/20/37	38,080
278,145	MVW, LLC Series 2023-1A B(b)		5.4200	10/20/40	274,070

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 31.5% (Continued)
	OTHER ABS — 7.1% (Continued)
265,000	Octane Receivables Trust Series 2023-1A C(b)		6.3700	09/20/29	$262,743
320,181	PowerPay Issuance Trust Series 2024-1A A(b)		6.5300	02/18/39	317,417
265,000	Progress Residential Series 2021-SFR3 D(b)		2.2880	05/17/26	242,190
201,000	Progress Residential Series 2021-SFR1 C(b)		1.5550	04/17/38	183,813
577,415	Progress Residential Trust Series 2020-SFR1 A(b)		1.7320	04/17/37	555,469
550,000	Progress Residential Trust Series 2020-SFR2 E(b)		5.1150	06/17/37	539,754
480,000	Purchasing Power Funding Series A B(b)		6.4300	08/15/28	477,053
220,434	Regional Management Issuance Trust Series 2021-1 A(b)		1.6800	03/17/31	214,353
30,614	Sierra Timeshare Receivables Funding, LLC Series 2020-2A B(b)		2.3200	07/20/37	29,419
212,194	Sierra Timeshare Receivables Funding, LLC Series 2023-2A B(b)		6.2800	04/20/40	214,739
200,625	Taco Bell Funding, LLC Series 2016-1A A23(b)		4.9700	05/25/46	196,863
200,000	Tricon American Homes Trust Series 2020-SFR2 D(b)		2.2810	11/17/27	174,491
165,000	Tricon American Homes Trust Series 2019-SFR1 C(b)		3.1490	03/17/38	155,963
160,000	Tricon Residential Trust Series 2021-SFR1 B(b)		2.2440	07/17/38	147,080
460,000	Verizon Master Trust Series 1 A1A		5.0000	12/20/28	457,256
					11,478,773
	RESIDENTIAL MORTGAGE — 1.1%
72,378	Ajax Mortgage Loan Trust Series 2019-D A1(b),(e)		2.9560	09/25/65	66,720
104,605	Pretium Mortgage Credit Partners, LLC Series 2021-NPL1 A1(b),(e)		5.2400	09/27/60	103,432
135,000	Towd Point Mortgage Trust Series 2016-4 B1(b),(d)		4.0150	07/25/56	125,392
115,000	Towd Point Mortgage Trust Series 2017-1 M1(b),(d)		3.7500	10/25/56	109,087
460,000	Towd Point Mortgage Trust Series 2017-4 A2(b),(d)		3.0000	06/25/57	412,436
160,000	Towd Point Mortgage Trust Series 2017-6 A2(b),(d)		3.0000	10/25/57	145,571
140,000	Towd Point Mortgage Trust Series 2018-6 A1B(b),(d)		3.7500	03/25/58	130,045
300,000	Towd Point Mortgage Trust Series 2018-6 A2(b),(d)		3.7500	03/25/58	260,718
255,000	Towd Point Mortgage Trust Series 2019-2 A2(b),(d)		3.7500	12/25/58	220,536
235,000	Towd Point Mortgage Trust Series 2019-4 A2(b),(d)		3.2500	10/25/59	202,643
33,845	VCAT, LLC Series 2021-NPL2 A1(b),(e)		5.1150	03/27/51	33,199
					1,809,779

	TOTAL ASSET BACKED SECURITIES (Cost $52,374,155)				51,197,855

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 32.7%
	AEROSPACE & DEFENSE — 0.4%
200,000	Boeing Company (The)		5.8050	05/01/50	$177,022
303,000	Boeing Company (The)		5.9300	05/01/60	265,236
185,000	TransDigm, Inc.(b)		6.6250	03/01/32	184,835
					627,093
	APPAREL & TEXTILE PRODUCTS — 0.2%
260,000	Tapestry, Inc.		7.8500	11/27/33	271,701

	ASSET MANAGEMENT — 2.3%
235,000	Apollo Debt Solutions BDC(b)		6.9000	04/13/29	232,985
435,000	BlackRock Funding, Inc.		5.2500	03/14/54	411,204
157,000	Blackstone Private Credit Fund		2.6250	12/15/26	142,550
65,000	Blackstone Private Credit Fund(b)		7.3000	11/27/28	66,820
128,000	Blue Owl Credit Income Corporation		4.7000	02/08/27	121,026
120,000	Blue Owl Credit Income Corporation(b)		6.6500	03/15/31	115,546
555,000	Blue Owl Finance, LLC(b)		3.1250	06/10/31	456,018
410,000	Brookfield Finance, Inc.		6.3500	01/05/34	421,672
125,000	Charles Schwab Corporation (The)(c)	SOFRRATE + 2.010%	6.1360	08/24/34	126,761
305,000	Charles Schwab Corporation (The)(c)	H15T10Y + 3.079%	4.0000	03/01/69	248,636
250,000	Drawbridge Special Opportunities Fund, L.P. /(b)		3.8750	02/15/26	235,765
220,000	Icahn Enterprises, L.P. / Icahn Enterprises		5.2500	05/15/27	201,959
340,000	Nuveen, LLC(b)		5.8500	04/15/34	335,406
355,000	UBS Group A.G.(b),(c)	H15T1Y + 2.400%	4.9880	08/05/33	331,787
35,000	UBS Group A.G.(b),(c)	H15T5Y + 4.758%	9.2500	05/13/72	38,501
294,000	United Airlines Class A Pass Through Trust Series 2023-1(f)		5.8000	07/15/36	293,142
					3,779,778
	AUTOMOTIVE — 0.3%
70,000	Ford Motor Company		4.7500	01/15/43	55,073
200,000	Ford Motor Credit Company, LLC		6.8000	05/12/28	204,181
190,000	Nissan Motor Acceptance Company, LLC(b)		7.0500	09/15/28	195,207
					454,461
	BANKING — 5.1%
287,000	Banco de Credito del Peru S.A.(b),(c)	H15T5Y + 3.000%	3.1250	07/01/30	272,976
290,000	Banco de Credito e Inversiones S.A.(c)	H15T5Y + 4.944%	8.7500	02/08/74	297,402

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 32.7% (Continued)
	BANKING — 5.1% (Continued)
200,000	Banco Mercantil del Norte S.A.(b),(c)	H15T10Y + 5.034%	6.6250	01/24/70	$176,090
920,000	Bank of America Corporation(c)	SOFRRATE + 1.320%	2.6870	04/22/32	758,548
390,000	Bank of America Corporation(c)	H15T5Y + 1.200%	2.4820	09/21/36	304,919
400,000	Barclays plc(c)	H15T1Y + 3.500%	7.4370	11/02/33	432,959
200,000	BBVA Bancomer S.A.(b),(c)	H15T5Y + 2.650%	5.1250	01/18/33	182,804
250,000	BPCE S.A.(b),(c)	SOFRRATE + 2.590%	7.0030	10/19/34	263,226
280,000	Citigroup, Inc.(c)	TSFR3M + 1.600%	3.9800	03/20/30	259,350
320,000	Citigroup, Inc.(c)	SOFRRATE + 2.338%	6.2700	11/17/33	328,632
229,000	Citigroup, Inc.(c)	SOFRRATE + 2.661%	6.1740	05/25/34	227,476
250,000	Citizens Bank NA		2.2500	04/28/25	241,389
185,000	Citizens Financial Group, Inc.(c)	SOFRRATE + 2.010%	5.8410	01/23/30	181,101
250,000	Fifth Third Bancorp(c)	SOFRRATE + 1.660%	4.3370	04/25/33	221,373
280,000	Huntington Bancshares, Inc.		2.5500	02/04/30	233,480
710,000	JPMorgan Chase & Company(d)		1.9530	02/04/32	563,857
420,000	JPMorgan Chase & Company(c),(f)	SOFRRATE + 2.580%	5.7170	09/14/33	418,054
82,000	JPMorgan Chase & Company Series HH(c)	SOFRRATE + 3.125%	4.6000	08/01/68	80,567
390,000	KeyCorporation(c)	SOFRRATE + 2.420%	6.4010	03/06/35	383,701
310,000	NatWest Group plc(c)	H15T5Y + 2.200%	6.4750	06/01/34	311,321
375,000	Societe Generale S.A.(b),(c)	H15T1Y + 2.100%	6.0660	01/19/35	366,520
200,000	Texas Capital Bancshares, Inc.(c)	H15T5Y + 3.150%	4.0000	05/06/31	178,440
285,000	Toronto-Dominion Bank (The)(c)	H15T5Y + 4.075%	8.1250	10/31/82	293,732
90,000	Truist Financial Corporation(c)	SOFRRATE + 1.922%	5.7110	01/24/35	87,376
400,000	Truist Financial Corporation(c)	H15T10Y + 4.349%	5.1000	03/01/69	365,734
280,000	Wells Fargo & Company(c)	SOFRRATE + 2.100%	4.8970	07/25/33	262,961
285,000	Wells Fargo & Company(c)	SOFRRATE + 2.060%	6.4910	10/23/34	296,747
330,000	Wells Fargo & Company Series BB(c)	H15T5Y + 3.453%	3.9000	03/15/69	312,869
					8,303,604

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 32.7% (Continued)
	BEVERAGES — 0.1%
150,000	Central American Bottling Corp / CBC Bottling(b)		5.2500	04/27/29	$140,193

	BIOTECH & PHARMA — 0.8%
113,000	Amgen, Inc.(f)		5.2500	03/02/33	110,560
258,000	Amgen, Inc.		5.6500	03/02/53	247,820
45,000	Par Pharmaceutical, Inc.(b),(g)		7.5000	04/01/27	—
315,000	Roche Holdings, Inc.(b)		5.2180	03/08/54	300,387
155,000	Royalty Pharma plc		2.1500	09/02/31	121,517
195,000	Royalty Pharma plc		3.3500	09/02/51	119,598
120,000	Teva Pharmaceutical Finance Netherlands III BV		3.1500	10/01/26	111,400
265,000	Utah Acquisition Sub, Inc.		3.9500	06/15/26	254,119
681	Viatris, Inc.(b)		2.3000	06/22/27	612
155,000	Viatris, Inc.(f)		4.0000	06/22/50	101,447
					1,367,460
	CABLE & SATELLITE — 0.2%
14,000	CCO Holdings, LLC / CCO Holdings Capital(b),(f)		6.3750	09/01/29	12,933
180,000	CCO Holdings, LLC / CCO Holdings Capital(b)		4.7500	03/01/30	149,984
45,000	CCO Holdings, LLC / CCO Holdings Capital(b)		4.5000	08/15/30	36,598
200,000	CSC Holdings, LLC(b)		11.7500	01/31/29	177,747
					377,262
	CHEMICALS — 0.5%
235,000	Bayport Polymers, LLC(b)		5.1400	04/14/32	208,202
189,000	INEOS Quattro Finance 2 plc(b)		3.3750	01/15/26	179,275
200,000	INEOS Quattro Finance 2 plc(b),(f)		9.6250	03/15/29	211,537
130,000	Windsor Holdings III, LLC(b)		8.5000	06/15/30	135,734
					734,748
	COMMERCIAL SUPPORT SERVICES — 0.0%(a)
10,000	GFL Environmental, Inc.(b)		6.7500	01/15/31	10,085

	CONTAINERS & PACKAGING — 0.5%
380,000	Berry Global, Inc.(b)		5.6500	01/15/34	367,237
435,000	Smurfit Kappa Treasury ULC(b)		5.7770	04/03/54	417,589
					784,826

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 32.7% (Continued)
	ELEC & GAS MARKETING & TRADING — 0.2%
380,000	New York State Electric & Gas Corporation(b)		5.8500	08/15/33	$381,168

	ELECTRIC UTILITIES — 2.5%
380,000	Black Hills Corporation		6.1500	05/15/34	379,700
355,000	CMS Energy Corporation(c)	H15T5Y + 4.116%	4.7500	06/01/50	321,080
450,000	Electricite de France S.A.(b)		6.9000	05/23/53	472,214
235,000	Enel Finance International N.V.(b)		7.5000	10/14/32	258,188
260,000	Entergy Texas, Inc.		5.8000	09/01/53	255,480
330,000	Exelon Corporation		5.6000	03/15/53	313,003
188,000	National Rural Utilities Cooperative Finance(c)	TSFR3M + 3.172%	8.5010	04/30/43	187,492
384,000	NRG Energy, Inc.(b)		7.0000	03/15/33	400,590
365,000	PacifiCorporation		5.8000	01/15/55	337,060
403,000	Puget Energy, Inc.		2.3790	06/15/28	354,492
404,000	Southern Company (The)(c)	H15T5Y + 2.915%	3.7500	09/15/51	370,775
245,000	Vistra Corporation(b),(c)	H15T5Y + 6.930%	8.0000	04/15/70	247,766
220,000	Vistra Operations Company, LLC(b)		6.8750	04/15/32	219,593
					4,117,433
	ELECTRICAL EQUIPMENT — 0.1%
285,000	Vontier Corporation		2.9500	04/01/31	233,573

	ENGINEERING & CONSTRUCTION — 0.3%
140,000	Global Infrastructure Solutions, Inc.(b)		7.5000	04/15/32	134,444
398,000	Sempra Infrastructure Partners, L.P.(b)		3.2500	01/15/32	321,524
					455,968
	FOOD — 0.3%
300,000	Pilgrim’s Pride Corporation		6.2500	07/01/33	298,738
130,000	Post Holdings, Inc.		6.2500	02/15/32	128,814
					427,552
	GAS & WATER UTILITIES — 0.3%
260,000	Brooklyn Union Gas Company (The)(b)		4.8660	08/05/32	236,131
255,000	KeySpan Gas East Corporation(b)		5.9940	03/06/33	251,758
					487,889
	HEALTH CARE FACILITIES & SERVICES — 1.1%
290,000	Catalent Pharma Solutions, Inc.(b)		3.5000	04/01/30	276,179

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 32.7% (Continued)
	HEALTH CARE FACILITIES & SERVICES — 1.1% (Continued)
458,000	CVS Health Corporation		5.8750	06/01/53	$436,668
185,000	HCA, Inc.		5.5000	06/01/33	179,831
345,000	HCA, Inc.		5.2500	06/15/49	298,346
116,000	HCA, Inc.		6.0000	04/01/54	110,639
145,000	Icon Investments Six DAC		6.0000	05/08/34	145,107
465,000	Universal Health Services, Inc.		2.6500	01/15/32	370,253
					1,817,023
	HOME & OFFICE PRODUCTS — 0.2%
275,000	Newell Brands, Inc.(f)		6.3750	09/15/27	269,646

	HOME CONSTRUCTION — 0.5%
410,000	Ashton Woods USA, LLC / Ashton Woods Finance(b)		4.6250	04/01/30	366,807
494,000	Meritage Homes Corporation(b)		3.8750	04/15/29	448,289
					815,096
	INDUSTRIAL SUPPORT SERVICES — 0.2%
405,000	Ashtead Capital, Inc.(b)		5.5000	08/11/32	388,375

	INSTITUTIONAL FINANCIAL SERVICES — 1.7%
260,000	Bank of New York Mellon Corporation (The)(c)	SOFRINDX + 2.074%	5.8340	10/25/33	264,363
345,000	Bank of New York Mellon Corporation (The)(c)	H15T5Y + 4.358%	4.7000	09/20/68	337,905
285,000	Goldman Sachs Group, Inc. (The)(c)	SOFRRATE + 1.090%	1.9920	01/27/32	225,094
310,000	Goldman Sachs Group, Inc. (The)		6.4500	05/01/36	321,881
225,000	Morgan Stanley Series F		3.1250	07/27/26	213,817
395,000	Morgan Stanley		6.3750	07/24/42	426,134
215,000	Northern Trust Corporation(d)		3.3750	05/08/32	198,927
340,000	Northern Trust Corporation(f)		6.1250	11/02/32	349,944
220,000	State Street Corporation(c)	SOFRRATE + 1.726%	4.1640	08/04/33	198,789
175,000	State Street Corporation(c)	H15T5Y + 2.613%	6.7000	03/15/74	175,550
					2,712,404
	INSURANCE — 2.5%
200,000	Allianz S.E.(b),(c)	H15T5Y + 3.232%	6.3500	09/06/53	205,715
320,000	Allstate Corporation (The)(c)	TSFR3M + 3.200%	8.5070	08/15/53	320,069

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 32.7% (Continued)
	INSURANCE — 2.5% (Continued)
425,000	Aon North America, Inc.		5.7500	03/01/54	$411,458
410,000	Ascot Group Ltd.(b)		4.2500	12/15/30	333,276
85,000	Athene Holding Ltd.		6.2500	04/01/54	82,733
391,000	Corebridge Financial, Inc.(c)	H15T5Y + 3.846%	6.8750	12/15/52	387,370
198,000	Global Atlantic Fin Company(b)		7.9500	06/15/33	214,357
105,000	Global Atlantic Fin Company(b)		6.7500	03/15/54	101,866
45,000	HUB International Ltd.(b)		7.2500	06/15/30	45,691
175,000	Liberty Mutual Group, Inc.(b),(c)	H15T5Y + 3.315%	4.1250	12/15/51	159,701
168,000	Lincoln National Corporation(c)	TSFR3M + 2.302%	7.6260	04/20/67	125,225
325,000	MetLife, Inc.(c)	H15T5Y + 3.576%	3.8500	03/15/69	311,378
126,000	MetLife, Inc.(c)	TSFR3M + 3.221%	5.8750	09/15/66	123,053
335,000	Nippon Life Insurance Company(b),(c)	H15T5Y + 2.954%	6.2500	09/13/53	336,320
30,000	Panther Escrow Issuer, LLC(b)		7.1250	06/01/31	30,180
104,000	Prudential Financial, Inc.(c)	H15T5Y + 3.162%	5.1250	03/01/52	96,110
210,000	Prudential Financial, Inc.(c)	H15T5Y + 2.848%	6.7500	03/01/53	214,543
45,000	Prudential Financial, Inc.(c)	H15T5Y + 2.404%	6.5000	03/15/54	44,434
160,000	Sammons Financial Group, Inc.(b)		6.8750	04/15/34	157,939
415,000	Willis North America, Inc.		5.9000	03/05/54	398,378
					4,099,796
	LEISURE FACILITIES & SERVICES — 0.0%(a)
20,000	Royal Caribbean Cruises Ltd.(b)		6.2500	03/15/32	19,752

	MACHINERY — 0.7%
580,000	Regal Rexnord Corporation(b)		6.4000	04/15/33	584,899
515,000	Veralto Corporation(b)		5.4500	09/18/33	505,713
					1,090,612
	MEDICAL EQUIPMENT & DEVICES — 0.9%
570,000	DENTSPLY SIRONA, Inc.		3.2500	06/01/30	492,173
293,000	Illumina, Inc.(f)		2.5500	03/23/31	236,224
65,000	Medline Borrower, L.P./Medline Co-Issuer, Inc.(b)		6.2500	04/01/29	64,776
450,000	Smith & Nephew plc		5.4000	03/20/34	434,166
350,000	Zimmer Biomet Holdings, Inc.(f)		3.5500	03/20/30	311,362
					1,538,701

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 32.7% (Continued)
	METALS & MINING — 0.7%
115,000	Alliance Resource Operating Partners, L.P. /(b)		7.5000	05/01/25	$114,897
255,000	Corp Nacional del Cobre de Chile(b)		5.9500	01/08/34	247,628
140,000	FMG Resources August Pty Ltd. Series 2006(b)		5.8750	04/15/30	134,717
295,000	Glencore Funding, LLC(b)		2.8500	04/27/31	244,719
240,000	Glencore Funding, LLC(b)		5.6340	04/04/34	232,327
215,000	Teck Resources Ltd.		6.1250	10/01/35	214,761
					1,189,049
	OIL & GAS PRODUCERS — 3.6%
540,000	BP Capital Markets plc(c)	H15T5Y + 4.398%	4.8750	12/22/00	506,118
130,000	Civitas Resources, Inc.(b)		8.7500	07/01/31	138,056
150,000	Columbia Pipelines Operating Company, LLC(b)		6.0360	11/15/33	150,543
165,000	Columbia Pipelines Operating Company, LLC(b)		6.5440	11/15/53	170,263
35,000	Columbia Pipelines Operating Company, LLC(b)		6.7140	08/15/63	36,105
95,000	CrownRock, L.P. / CrownRock Finance, Inc.(b)		5.0000	05/01/29	93,705
425,000	Diamondback Energy, Inc.		5.9000	04/18/64	406,151
125,000	DT Midstream, Inc.(b)		4.1250	06/15/29	113,703
205,000	Ecopetrol S.A.		8.8750	01/13/33	209,918
275,000	Enbridge, Inc.(c),(f)	H15T5Y + 4.418%	7.6250	01/15/83	274,479
25,000	Encino Acquisition Partners Holdings, LLC(b)		8.7500	05/01/31	25,473
120,000	Energy Transfer, L.P.(c)	H15T5Y + 5.306%	7.1250	05/15/69	115,605
175,000	Energy Transfer, L.P.(c)	H15T5Y + 5.694%	6.5000	11/15/69	170,247
80,000	EQM Midstream Partners, L.P.(b)		6.3750	04/01/29	79,313
425,000	Flex Intermediate Holdco, LLC(b)		3.3630	06/30/31	338,188
225,000	Genesis Energy, L.P. / Genesis Energy Finance		8.8750	04/15/30	233,172
475,000	KazMunayGas National Company JSC(b)		5.7500	04/19/47	394,323
320,000	Kinder Morgan, Inc.		7.7500	01/15/32	354,350
50,000	NGL Energy Partners, L.P.(b)		8.1250	02/15/29	50,846
80,000	NGL Energy Partners, L.P.(b)		8.3750	02/15/32	81,347
360,000	Northern Natural Gas Company(b)		5.6250	02/01/54	344,682
185,000	Occidental Petroleum Corporation(f)		6.1250	01/01/31	187,892
200,000	Pertamina Persero PT(b)		6.4500	05/30/44	201,394
365,000	Petroleos Mexicanos		6.5000	03/13/27	342,097
185,000	Petroleos Mexicanos		7.6900	01/23/50	129,051
335,000	Reliance Industries Ltd.(b)		2.8750	01/12/32	275,979

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 32.7% (Continued)
	OIL & GAS PRODUCERS — 3.6% (Continued)
95,000	Venture Global Calcasieu Pass, LLC(b)		3.8750	08/15/29	$84,420
315,000	Western Midstream Operating, L.P.		5.2500	02/01/50	267,557
					5,774,977
	OIL & GAS SERVICES & EQUIPMENT — 0.1%
210,000	Nabors Industries Ltd.(b),(f)		7.2500	01/15/26	208,855

	REAL ESTATE INVESTMENT TRUSTS — 1.3%
310,000	EPR Properties		4.7500	12/15/26	297,467
108,000	GLP Capital, L.P. / GLP Financing II, Inc.		3.2500	01/15/32	88,476
405,000	GLP Capital, L.P. / GLP Financing II, Inc.		6.7500	12/01/33	415,431
25,000	MPT Operating Partnership, L.P. / MPT Finance(f)		4.6250	08/01/29	18,737
355,000	Sabra Health Care, L.P.		3.2000	12/01/31	285,502
390,000	Safehold GL Holdings, LLC		6.1000	04/01/34	377,536
75,000	Service Properties Trust		4.9500	02/15/27	68,968
205,000	VICI Properties, L.P.		4.9500	02/15/30	194,605
165,000	VICI Properties, L.P.		5.1250	05/15/32	153,450
150,000	VICI Properties, L.P. / VICI Note Company, Inc.(b)		4.1250	08/15/30	133,821
					2,033,993
	REAL ESTATE OWNERS & DEVELOPERS — 0.1%
275,000	Ontario Teachers’ Cadillac Fairview Properties(b)		2.5000	10/15/31	217,637

	RETAIL - DISCRETIONARY — 0.5%
175,000	Beacon Roofing Supply, Inc.(b)		6.5000	08/01/30	174,839
175,000	BlueLinx Holdings, Inc.(b),(f)		6.0000	11/15/29	166,059
405,000	Hertz Corporation (The)(b)		4.6250	12/01/26	313,385
105,000	PetSmart, Inc. / PetSmart Finance Corporation(b),(f)		7.7500	02/15/29	100,045
					754,328
	SOFTWARE — 0.3%
90,000	Consensus Cloud Solutions, Inc.(b)		6.5000	10/15/28	78,894
105,000	Helios Software Holdings, Inc. / ION Corporate(b)		8.7500	05/01/29	105,241
115,000	Oracle Corporation		6.2500	11/09/32	119,358
188,000	Oracle Corporation		5.5500	02/06/53	173,068
75,000	Oracle Corporation		3.8500	04/01/60	49,915
					526,476

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 32.7% (Continued)
	SPECIALTY FINANCE — 1.3%
330,000	AerCap Ireland Capital DAC / AerCap Global		3.3000	01/30/32	$275,731
470,000	American Express Company(c)	SOFRRATE + 1.930%	5.6250	07/28/34	460,098
235,000	Aviation Capital Group, LLC(b)		3.5000	11/01/27	216,368
210,000	Avolon Holdings Funding Ltd.(b)		4.3750	05/01/26	202,315
472,000	Capital One Financial Corporation(d)		2.3590	07/29/32	358,690
210,000	Fortress Transportation and Infrastructure(b)		7.0000	05/01/31	211,419
225,000	GGAM Finance Ltd.(b)		6.8750	04/15/29	225,614
150,000	Synchrony Financial		4.8750	06/13/25	147,518
67,000	Synchrony Financial		3.7000	08/04/26	63,282
					2,161,035
	TECHNOLOGY HARDWARE — 0.2%
189,000	Dell International, LLC / EMC Corporation		8.1000	07/15/36	220,715
175,000	ViaSat, Inc.(b)		5.6250	09/15/25	168,269
					388,984
	TECHNOLOGY SERVICES — 1.4%
140,000	Booz Allen Hamilton, Inc.(b)		3.8750	09/01/28	129,630
400,000	Booz Allen Hamilton, Inc.(b)		4.0000	07/01/29	367,319
485,000	CoStar Group, Inc.(b)		2.8000	07/15/30	402,579
425,000	Gartner, Inc.(b)		3.7500	10/01/30	370,281
320,000	Leidos, Inc.		2.3000	02/15/31	258,285
556,000	MSCI, Inc.(b)		3.6250	09/01/30	484,541
245,000	Science Applications International Corporation(b)		4.8750	04/01/28	231,490
					2,244,125
	TELECOMMUNICATIONS — 0.3%
160,000	Level 3 Financing, Inc.(b)		4.2500	07/01/28	63,200
270,000	Level 3 Financing, Inc.(b)		3.6250	01/15/29	93,164
205,000	Sprint Capital Corporation		8.7500	03/15/32	242,247
50,000	Sprint Spectrum Company, LLC / Sprint Spectrum(b)		4.7380	03/20/25	49,712
					448,323
	TOBACCO & CANNABIS — 0.2%
295,000	BAT Capital Corporation		7.7500	10/19/32	327,526

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 32.7% (Continued)
	TRANSPORTATION & LOGISTICS — 0.8%
370,803	Alaska Airlines Class A Pass Through Trust Series 2021-1(b)		4.8000	08/15/27	$359,702
335,000	BNSF Funding Trust I(d)		6.6130	12/15/55	331,598
277,447	British Airways Class A Pass Through Trust Series 2021-1(b)		2.9000	03/15/35	236,092
337,436	Delta Air Lines Class AA Pass Through Trust Series 2015-1		3.6250	07/30/27	315,956
					1,243,348

	TOTAL CORPORATE BONDS (Cost $54,841,437)				53,224,855

	MUNICIPAL BONDS — 0.3%
	LOCAL AUTHORITY — 0.2%
310,000	San Diego County Regional Airport Authority		5.5940	07/01/43	296,437

	WATER AND SEWER — 0.1%
160,000	Santa Clara Valley Water District		2.9670	06/01/50	105,380

	TOTAL MUNICIPAL BONDS (Cost $470,000)				401,817

	NON U.S. GOVERNMENT & AGENCIES — 1.8%
	SOVEREIGN — 1.8%
565,000	Brazilian Government International Bond		6.0000	10/20/33	540,800
515,000	Dominican Republic International Bond(b)		4.8750	09/23/32	452,170
250,000	Hungary Government International Bond(b)		6.2500	09/22/32	252,606
200,000	Mexico Government International Bond		2.6590	05/24/31	162,756
250,000	Mexico Government International Bond		6.3500	02/09/35	249,394
200,000	Mexico Government International Bond		6.0000	05/07/36	193,248
400,000	Panama Government International Bond		8.0000	03/01/38	408,651
505,000	Romanian Government International Bond(b)		5.8750	01/30/29	495,405
200,000	Serbia International Bond(b)		6.5000	09/26/33	200,272
					2,955,302

	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $3,012,632)				2,955,302

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	TERM LOANS — 6.7%
	AEROSPACE & DEFENSE — 0.1%
194,145	TransDigm, Inc.(c)	TSFR1M + 2.750%	8.0590	08/24/28	$195,336

	ASSET MANAGEMENT — 0.3%
34,738	FinCompany I, LLC(c)	TSFR1M + 3.000%	8.3130	06/27/29	34,886
39,900	GIP Pilot Acquisition Partners, L.P.(c)	TSFR3M + 3.000%	8.3080	09/15/30	40,149
75,000	GTCR W Merger Sub, LLC(c)	TSFR1M + 3.000%	8.3090	09/20/30	75,352
267,308	Wec US Holdings Ltd.(c)	TSFR1M + 2.750%	8.0770	01/20/31	267,800
					418,187
	AUTOMOTIVE — 0.1%
214,463	Clarios Global, L.P.(c)	TSFR1M + 3.000%	8.3300	05/06/30	215,468

	BEVERAGES — 0.2%
94,763	Pegasus Bidco BV(c)	TSFR1M + 3.750%	9.0570	07/12/29	95,178
170,000	Triton Water Holdings, Inc.(c)	TSFR1M + 3.500%	8.9020	03/29/28	169,542
					264,720
	BIOTECH & PHARMA — 0.1%
113,898	Perrigo Investments, LLC(c)	TSFR1M + 2.500%	7.6800	04/07/29	113,934

	CABLE & SATELLITE — 0.6%
215,000	Cogeco Communications USA II, L.P.(c)	TSFR1M + 3.250%	8.5800	09/18/30	210,085
244,381	CSC Holdings, LLC(c)	TSFR1M + 4.500%	9.8250	01/18/28	236,482
263,461	Directv Financing, LLC(c)	TSFR1M + 5.365%	10.6950	08/02/29	263,918
205,000	Virgin Media Bristol, LLC(c)	TSFR1M + 2.500%	7.9400	01/04/28	201,489
					911,974
	CHEMICALS — 0.4%
158,534	INEOS US Finance, LLC(c)	TSFR1M + 3.750%	9.1800	11/08/27	159,284
128,992	Innophos Holdings, Inc.(c)	TSFR1M + 3.250%	8.6950	02/04/27	129,141
114,138	LSF11 A5 HoldCo, LLC(c)	TSFR1M + 4.350%	9.6770	10/15/28	114,594
60,000	Lummus Technology Holdings V, LLC(c)	TSFR1M + 3.615%	8.9450	12/31/29	60,284
54,724	Nouryon USA, LLC(c)	TSFR1M + 4.100%	9.4190	04/03/28	54,938
164,176	Windsor Holdings III, LLC(c)	TSFR1M + 4.000%	9.3190	08/01/30	165,797
					684,038
	COMMERCIAL SUPPORT SERVICES — 0.2%
166,978	Brightview Landscapes, LLC(c)	TSFR1M + 3.250%	8.3130	04/22/29	167,527

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	TERM LOANS — 6.7% (Continued)
	COMMERCIAL SUPPORT SERVICES — 0.2% (Continued)
102,764	CHG Healthcare Services, Inc.(c)	TSFR1M + 3.500%	8.6950	09/30/28	$103,102
69,825	CHG Healthcare Services, Inc.(c)	TSFR3M + 3.750%	9.0800	09/30/28	70,261
					340,890
	CONSTRUCTION MATERIALS — 0.1%
160,000	Quikrete Holdings, Inc.(c)	TSFR1M + 2.500%	7.8290	03/18/31	160,286

	CONTAINERS & PACKAGING — 0.1%
170,000	TricorBraun Holdings, Inc.(c)	TSFR1M + 3.365%	7.3210	01/29/28	168,399

	ELECTRIC UTILITIES — 0.1%
58,672	Generation Bridge Northeast, LLC(c)	TSFR1M + 4.250%	8.8260	08/07/29	59,015
15,000	Generation Bridge Northeast, LLC(c)	TSFR1M + 3.500%	8.8260	08/22/29	15,087
40,000	Vistra Operations Company, LLC(c)	TSFR1M + 2.750%	8.0790	03/20/31	40,168
					114,270
	ENGINEERING & CONSTRUCTION — 0.1%
200,000	Pike Corporation(c)	TSFR1M + 3.000%	8.4420	12/21/27	200,991

	ENTERTAINMENT CONTENT — 0.2%
247,455	Univision Communications, Inc.(c)	TSFR1M + 3.250%	8.6950	03/24/26	247,933

	FOOD — 0.3%
54,863	Chobani, LLC(c)	TSFR1M + 3.750%	9.0750	10/25/27	55,231
173,246	Del Monte Foods, Inc.(c)	TSFR1M + 4.250%	9.6800	05/16/29	148,038
266,703	Froneri US, Inc.(c)	TSFR1M + 2.250%	7.6800	01/30/27	267,292
					470,561
	GAS & WATER UTILITIES — 0.0%(a)
35,000	NGL Energy Operating, LLC(c)	TSFR1M + 4.500%	9.8300	01/27/31	35,188

	HEALTH CARE FACILITIES & SERVICES — 0.4%
325,000	DaVita, Inc.(c)	TSFR1M + 2.000%	7.3210	05/06/31	323,528
300,000	Phoenix Guarantor, Inc.(c)	TSFR1M + 3.365%	8.5770	02/13/31	298,242
29,924	Phoenix Newco, Inc.(c)	TSFR1M + 3.250%	8.6920	08/11/28	30,053
45,000	Radnet Management, Inc.(c)	TSFR1M + 2.500%	7.8230	04/10/31	44,979

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	TERM LOANS — 6.7% (Continued)
	HEALTH CARE FACILITIES & SERVICES — 0.4% (Continued)
					$696,802
	HOME CONSTRUCTION — 0.0%(a)
15,000	MIWD Holdco II, LLC(c)	TSFR1M + 3.600%	8.8250	03/21/31	15,088

	INSTITUTIONAL FINANCIAL SERVICES — 0.1%
160,084	Citadel Securities, L.P.(c)	TSFR1M + 2.250%	7.5770	07/29/30	160,585

	INSURANCE — 0.1%
44,888	Acrisure, LLC(c)	TSFR1M + 4.500%	9.8300	10/20/30	45,140
150,000	Truist Insurance Holdings, LLC(c)	TSFR1M + 3.250%	8.5680	03/24/31	150,493
					195,633
	INTERNET MEDIA & SERVICES — 0.1%
201,036	Uber Technologies, Inc.(c)	TSFR1M + 2.750%	8.0790	03/03/30	202,607

	LEISURE FACILITIES & SERVICES — 0.8%
5,000	Alterra Mountain Company(c)	TSFR1M + 3.250%	9.1730	05/31/30	5,033
59,400	Caesars Entertainment, Inc.(c)	TSFR1M + 3.250%	8.6630	01/26/30	59,597
25,000	Caesars Entertainment, Inc.(c)	TSFR1M + 2.750%	8.0660	01/24/31	25,066
95,380	Carnival Corporation(c)	TSFR1M + 3.000%	8.3190	08/08/27	95,991
165,000	Entain plc(c)	TSFR1M + 2.750%	8.0660	10/31/29	165,747
194,513	Flutter Financing BV(c)	TSFR1M + 2.250%	7.6590	11/18/30	195,103
35,000	Hilton Grand Vacations Borrower, LLC(c)	TSFR1M + 2.850%	8.0770	01/10/31	35,113
95,000	Hilton Worldwide Finance, LLC(c)	TSFR1M + 2.100%	7.4290	11/09/30	95,319
39,400	Light & Wonder International, Inc.(c)	TSFR1M + 2.850%	8.0710	04/16/29	39,537
154,613	Ontario Gaming GTA, L.P.(c)	TSFR1M + 4.250%	9.5590	07/20/30	155,643
153,058	Scientific Games Holdings, L.P.(c)	SOFRRATE + 3.500%	8.5560	02/04/29	153,309
249,008	UFC Holdings, LLC(c)	TSFR1M + 2.750%	8.3360	04/29/26	249,856
					1,275,314
	MACHINERY — 0.2%
63,096	Alliance Laundry Systems, LLC(c)	TSFR3M + 3.500%	8.9250	09/30/27	63,415
123,731	Filtration Group Corporation(c)	TSFR1M + 3.500%	8.9450	10/19/28	124,203
69,855	Standard Industries, Inc.(c)	TSFR1M + 2.500%	7.6930	08/06/28	70,117
118,734	Titan Acquisition Ltd.(c)	TSFR1M + 5.000%	10.3350	02/01/29	119,488

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	TERM LOANS — 6.7% (Continued)
	MACHINERY — 0.2% (Continued)
					$377,223
	MEDICAL EQUIPMENT & DEVICES — 0.1%
193,373	Medline Borrower, L.P.(c)	TSFR1M + 2.750%	8.0770	10/23/28	194,102

	METALS & MINING — 0.0%(a)
49,788	Arsenal AIC Parent, LLC(c)	TSFR1M + 3.750%	9.0800	08/19/30	50,223

	OIL & GAS PRODUCERS — 0.2%
153,010	Freeport LNG Investments LLLP(c)	TSFR3M + 3.500%	9.0790	11/17/28	152,366
97,111	Oryx Midstream Services Permian Basin, LLC(c)	TSFR1M + 3.615%	8.4360	10/05/28	97,545
75,000	WhiteWater DBR HoldCo, LLC(c)	TSFR1M + 2.750%	8.0520	02/18/31	75,172
					325,083
	PUBLISHING & BROADCASTING — 0.1%
94,000	Century DE Buyer, LLC(c)	TSFR3M + 4.000%	9.3170	09/27/30	94,517

	REAL ESTATE INVESTMENT TRUSTS — 0.1%
239,400	Iron Mountain, Inc.(c)	TSFR1M + 2.250%	7.5800	01/31/31	239,200

	RETAIL - DISCRETIONARY — 0.3%
39,900	84 Lumber Company(c)	TSFR1M + 2.850%	8.1770	11/18/30	40,118
85,000	Peer Holding III BV(c)	TSFR1M + 3.250%	8.5590	10/19/30	85,407
152,646	PetSmart, Inc.(c)	TSFR1M + 3.750%	9.1800	01/29/28	150,738
134,311	SRS Distribution, Inc.(c)	TSFR1M + 3.500%	8.9450	05/20/28	135,432
					411,695
	SOFTWARE — 0.6%
290,167	Applied Systems, Inc.(c)	TSFR1M + 3.500%	8.8090	02/07/31	292,670
25,000	Camelot US Acquisition, LLC(c)	TSFR1M + 2.750%	8.0770	01/31/31	25,078
132,608	CCC Intelligent Solutions, Inc.(c)	TSFR1M + 2.500%	7.6920	09/17/28	132,856
184,073	Central Parent, Inc.(c)	TSFR3M + 4.000%	9.3090	07/06/29	185,035
69,816	Ellucian Holdings, Inc.(c)	TSFR1M + 3.600%	8.9300	10/26/29	70,140
14,963	Epicor Software Corporation(c)	TSFR1M + 3.750%	9.0770	07/31/27	15,070
50,477	Open Text Corporation(c)	TSFR1M + 2.850%	8.1770	01/31/30	50,681
191,130	UKG, Inc.(c)	TSFR1M + 3.600%	8.8140	01/31/31	192,226
					963,756

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	TERM LOANS — 6.7% (Continued)
	TECHNOLOGY SERVICES — 0.4%
122,577	Blackhawk Network Holdings, Inc.(c)	TSFR1M + 5.000%	10.3270	02/26/29	$123,234
64,083	Dun & Bradstreet Corporation (The)(c)	TSFR1M + 2.750%	8.0820	01/18/29	64,310
85,000	KBR, Inc.(c)	TSFR1M + 2.100%	7.5800	01/10/31	85,354
68,180	NAB Holdings, LLC(c)	SOFRRATE + 3.000%	8.2090	11/18/28	68,211
242,985	Peraton Corporation(c)	TSFR1M + 3.750%	9.1800	02/24/28	243,376
					584,485
	TELECOMMUNICATIONS — 0.2%
202,412	Cincinnati Bell, Inc.(c)	SOFRRATE + 3.250%	8.6800	11/17/28	202,602
128,986	Eagle Broadband Investments, LLC(c)	TSFR1M + 3.115%	8.5710	11/12/27	128,461
					331,063
	TRANSPORTATION & LOGISTICS — 0.1%
99,742	Brown Group Holding, LLC(c)	TSFR1M + 2.500%	8.1800	04/22/28	99,936
45,500	Mileage Plus Holdings, LLC(c)	TSFR3M + 5.250%	10.7330	06/25/27	46,770
30,049	SkyMiles IP Ltd.(c)	TSFR1M + 3.750%	9.0680	09/16/27	31,029
					177,735

	TOTAL TERM LOANS (Cost $10,774,289)				10,837,286

	U.S. GOVERNMENT & AGENCIES — 24.4%
	AGENCY FIXED RATE — 5.7%
6,577	Fannie Mae Pool 735061		6.0000	11/01/34	6,666
9,401	Fannie Mae Pool 866009		6.0000	03/01/36	9,528
60,433	Fannie Mae Pool 938574		5.5000	09/01/36	60,184
23,486	Fannie Mae Pool 310041		6.5000	05/01/37	24,661
10,199	Fannie Mae Pool 962752		5.0000	04/01/38	9,939
13,621	Fannie Mae Pool 909175		5.5000	04/01/38	13,565
35,554	Fannie Mae Pool 909220		6.0000	08/01/38	35,986
43,361	Fannie Mae Pool AS7026		4.0000	04/01/46	39,746
73,898	Fannie Mae Pool BJ9260		4.0000	04/01/48	67,501
668,110	Fannie Mae Pool MA4805		4.5000	11/01/52	616,791
852,826	Fannie Mae Pool FS4438		5.0000	11/01/52	808,931
649,044	Fannie Mae Pool MA4980		6.0000	04/01/53	644,102

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 24.4% (Continued)
	AGENCY FIXED RATE — 5.7% (Continued)
572,329	Fannie Mae Pool MA5072	5.5000	06/01/53	$555,807
62,822	Freddie Mac Gold Pool G01980	5.0000	12/01/35	61,440
9,830	Freddie Mac Gold Pool G05888	5.5000	10/01/39	9,803
328,537	Freddie Mac Pool SB8269	6.0000	10/01/38	329,940
2,172,796	Freddie Mac Pool SD2026	5.0000	11/01/52	2,060,627
619,847	Freddie Mac Pool SD3238	5.5000	12/01/52	603,215
2,258,613	Freddie Mac Pool SD8309	6.0000	03/01/53	2,240,030
1,025,767	Freddie Mac Pool SD8343	6.0000	07/01/53	1,017,186
				9,215,648
	U.S. TREASURY BONDS — 1.7%
1,040,000	United States Treasury Bond	2.8750	05/15/49	738,725
1,440,000	United States Treasury Bond	2.0000	02/15/50	837,788
2,500,000	United States Treasury Bond	1.3750	08/15/50	1,219,238
				2,795,751
	U.S. TREASURY NOTES — 17.0%
365,000	United States Treasury Note	4.3750	08/31/28	359,340
370,000	United States Treasury Note	4.0000	01/31/29	358,430
485,000	United States Treasury Note	0.8750	11/15/30	381,938
540,000	United States Treasury Note	2.8750	05/15/32	474,420
2,110,000	United States Treasury Note	3.8750	08/15/33	1,980,598
3,560,000	United States Treasury Note	4.0000	02/15/34	3,370,597
2,045,000	United States Treasury Note	1.8750	02/15/51	1,141,006
1,135,000	United States Treasury Note	1.8750	11/15/51	629,038
310,000	United States Treasury Note	2.8750	05/15/52	217,993
5,925,000	United States Treasury Note	4.0000	11/15/52	5,188,887
3,405,000	United States Treasury Note	3.6250	02/15/53	2,780,262
3,920,000	United States Treasury Note	3.6250	05/15/53	3,201,461
730,000	United States Treasury Note	4.1250	08/15/53	653,236
2,575,000	United States Treasury Note	4.7500	11/15/53	2,559,711
4,875,000	United States Treasury Note	4.2500	02/15/54	4,460,244
				27,757,161

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $46,642,298)			39,768,560

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 4.3%
	COLLATERAL FOR SECURITIES LOANED - 1.9%
3,054,056	Mount Vernon Liquid Assets Portfolio, LLC, 5.43%(h)(i)	$3,054,056

	MONEY MARKET FUNDS - 2.4%
3,921,595	Fidelity Government Portfolio, Class I, 5.19%(h)	3,921,595

	TOTAL SHORT-TERM INVESTMENTS (Cost $6,975,651)	6,975,651

	TOTAL INVESTMENTS - 101.7% (Cost $175,114,995)	$165,373,744
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.7)%	(2,712,195)
	NET ASSETS - 100.0%	$162,661,549

ABS	- Asset-Backed Securities

CLO	- Collateralized Loan Obligation

CMBS	- Commercial Mortgage-Backed Securities

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

SA	- Société Anonyme

H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

SOFRINDX	Secured Overnight Financing Rate Compounded

SOFRRATE	United States Secured Overnight Financing Rate

TSFR1M	Secured Overnight Financing Rate 1 month

TSFR3M	Secured Overnight Financing Rate 3 month

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

(a)	Percentage rounds to less than 0.1%.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024 the total market value of 144A securities is $71,164,827 or 43.8% of net assets.

(c)	Variable rate security; the rate shown represents the rate on April 30, 2024.

(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(e)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at April 30, 2024.

(f)	All or a portion of these securities are on loan. Total loaned securities had a value of $2,980,493 at April 30, 2024.

(g)	Represents issuer in default on interest payments; non-income producing security.

(h)	Rate disclosed is the seven day effective yield as of April 30, 2024.

(i)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

Dunham Floating Rate Bond Fund (Unaudited)
Message from the Sub-Adviser (PineBridge Investments, LLC)

Asset Class Recap

The U.S. Federal Reserve’s decision to keep rates unchanged in its final meeting of 2023 and its first meeting of 2024, along with ongoing disinflation, spurred optimism that interest rates have hit a plateau and inflation is easing towards its 2 percent target. Economic data reported during the fiscal quarter proved resilient, adding to mounting evidence that the Federal Reserve is capable of engineering a soft landing. In response, risk assets surged higher, and U.S. Treasury Yields declined. Over the first fiscal quarter, the yield on the 10-year U.S. Treasury declined 101 basis points to 3.91 percent, and the more Fed sensitive 2 year U.S. Treasury fell 88 basis points to 4.20 percent. However, over the most recent fiscal quarter the yield on the 10-year U.S. Treasury added 76 basis points to 4.68 percent, and the 2-year U.S. Treasury jumped 83 basis points to 5.04 percent. inflation measures showed a lack of progress toward the Federal Reserve’s long-term target. The Consumer Price Index topped forecasts for the March period, up 3.5 percent on an annualized basis versus expectations for 3.4 percent and higher than the reading of 3.2 percent for February. Treasury rates were also bolstered by comments from officials at the Federal Reserve implying rates could remain higher for longer. With futures pushing back the timetable for rate cuts further, the largest price declines for loans were concentrated among lower rated credits struggling with elevated interest burdens. Floating rate bonds, as measured by the Morningstar LSTA US Leveraged Loan 100 Index, securitized asset pools, known as collateralized loan obligations (CLO), as measured by the Palmer Square CLO Debt Index, increased 3.6 percent and 6.2 percent, respectively, over the six month period, but underperformed high-yield bonds, as measured by the ICE BofA U.S. Cash Pay High-Yield Index, which added 8.4 percent.

Allocation Review

The Fund continued to primarily hold floating rate securities, which was predominately comprised of bank loans and CLOs. In aggregate, the Fund held approximately 91 percent in these two categories, with close to 11 percent allocated to CLOs and 80 percent allocated to bank loans. The Fund’s allocation to CLOs meaningfully contributed to Fund performance over the most recent fiscal quarter amid a supportive technical environment, while the loan exposure slightly detracted. In terms of demand, institutional loan issuance was stable in most recent fiscal quarter as familiar trends carried over from the first quarter. Higher loan prices continued to facilitate opportunistic transactions including repricings and refinancings, which accounted for the majority of new issuance. While M&A and LBO activity remained muted, dividend recapitalizations provided one source of net loan supply. Demand continued to outstrip net loan supply in April. CLO issuance increased slightly versus the prior month supported by healthy demand for the asset class, while retail loan funds saw another month of net inflows in excess of $1 billion. The Fund also had approximately 9 percent allocated to fixed coupon high-yield corporate bonds, which also contributed to Fund performance over the fiscal quarter. The Fund’s largest credit quality overweight was in the single-B space, as the Fund had nearly a 72 percent exposure versus 67 percent in the Morningstar LSTA US Leveraged Loan 100 Index. Elsewhere on the credit quality range, the Fund maintained a slightly higher allocation to CCC-rated securities versus the index and the Fund’s exposure to BBB-rated bank loans was the largest underweight versus the benchmark index, as the Fund had less than 4 percent allocated to BBB-rated loans, and the benchmark index had nearly 7 percent. The largest sector overweights were in the media and entertainment, and materials sectors, while the largest underweights were to the software and services and telecommunications sectors. The Fund did not have any exposure to derivatives during the six-month period that meaningfully affected performance.

Holdings Insights

The largest exposure within the Fund was the allocation to variable rate securities, and some of the best-performing positions over the fiscal quarter were from this allocation. For example, the position in Icebox Holdco III, Inc. Floating Rate, Due 12/15/2029 (BL3791557) (holding weight*: 0.14 percent) a provider of HVAC building products added 7.7 percent over the six-month period. Another loan that positively contributed to Fund performance was Team Health Holdings, Inc. Floating Rate, Due 02/17/2027, a U.S. physician practice. Over the fiscal quarter, the price of this loan increased 21.6 percent after the company refinanced its remaining $1.16 billion senior secured term loan due in February 2024. Within the exposure to CLOs, the positions in the THL Credit Wind River 2019-3 Clo Ltd. Floating Rate, Due 04/15/2031 (97314GAC5) (holding weight*: 1.33 percent), a CLO securitization backed by primarily broadly syndicated speculative-grade senior secured term loans that are governed by collateral quality tests, and the Benefit Street Partners Clo XII Ltd. Floating Rate, Due 10/15/2030 (08179JAA4) (holding weight*: 1.66 percent), a CLO managed by Benefit Street Partners, positively contributed to Fund performance. Over the six-month period, these positions rose in price by 13.3 percent and 8.5percent, respectively. The Fund also received positive contributions from the fixed coupon high-yield corporate bond exposures. This includes Hawaiian Miles Loyalty Ltd. 5.75%, Due 01/20/2026 (41984LAA5) (holding weight*: 0.23 percent), a commercial U.S. airline headquartered in Honolulu. This credit rose 29.4 percent following reports that the airline was bought for $1.9 billion.

Although many of the bank loans within the Fund rose during the period, some of the positions within the asset class meaningfully detracted from Fund performance. This included Telesat, LLC Floating Rate, Due 12/06/2026 (BL3219120) (holding weight*: 0.30 percent), a global satellite operator, detracted from Fund performance. This credit rebounded to close the previous fiscal year following a selloff amid a credit downgrade. However, this credit once again came under pressure over the first half of the fiscal year as the satellite operator reported a surprise decline in revenues. Over the first half of the fiscal year, this credit sold off 26 percent. Another poor-performing variable rate credit within the Fund was the J.P. Intermediate B, LLC Floating Rate, Due 11/20/2027 (BL4371623) (holding weight*: 0.11 percent), a company that produces plant-based dietary supplements. Over the fiscal quarter, the price of this loan fell 66.3 percent.

Sub-Adviser Outlook

The Sub-Adviser is confident that the outlook for the leveraged loan market remains stable with supportive fundamentals and technicals. Corporate earnings for the first quarter have generally been in line with expectations, supported by better-than-feared economic growth. Faced with the headwind from higher interest burdens, companies have continued to emphasize liability management and cost rationalization, which has helped to bolster balance sheets. The Sub-Adviser believes that defaults within the loan market should continue at a measured pace, but absent a sharper economic downturn, distressed activity will be concentrated among lower-quality issuers struggling with over-levered capital structures. The Sub-Adviser is confident that technicals will remain supportive for loan prices as high financing costs limit M&A and LBO activity, throttling net loan supply, while demand for loans continues to grow amid steady new CLO issuance. A higher for longer rate environment has the potential to support higher relative loan yields, while the lack of duration risk for the asset class offers a hedge against further rate volatility.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 1/31/2024.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Dunham Floating Rate Bond Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2024

The Fund’s performance figures* for each of the periods ended April 30, 2024, compared to its benchmarks:

			Annualized	Annualized
	6 Month Return	1 Year Return	5 Year Return	10 Year Return
Class N	6.18%	11.54%	3.75%	3.30%
Class A with Load 4.50%	1.20%	6.29%	2.54%	2.57%
Class A without load	5.93%	11.27%	3.49%	3.05%
Class C	5.67%	10.59%	2.97%	2.54%
Morningstar LSTA US Leveraged Loan 100 Index (a)	5.89%	11.52%	4.82%	4.15%
Morningstar Bank Loan Category (b)	6.04%	10.86%	3.81%	3.47%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.17% for Class N, 1.92% for Class C and 1.42% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The Morningstar LSTA US Leveraged Loan 100 Index is designed to measure the performance of the 100 largest facilities in the US leveraged loan market. Underpinned by PitchBook | LCD data, the index brings transparency to the performance, activity, and key characteristics of the most tradeable loans in the market

(b)	The Morningstar Bank Loan Category is generally representative of mutual funds that primarily invest in floating-rate bank loans instead of bonds. These bank loans generally offer interest payments that typically float above a common short-term benchmark such as the London interbank offered rate (LIBOR), or the Secured Overnight Financing Rate (SOFR).

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Term Loans	76.1%
Asset Backed Securities	10.4%
Corporate Bonds	7.5%
Short-Term Investment	3.1%
Collateral for Securities Loaned	2.9%
Warrant	0.0%
Right	0.0%
Total	100.0%

*   Based on total value of investments as of April 30, 2024. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 10.9%
	CLO — 10.9%
1,500,000	Apidos CLO XX Series 2015-20A DR(a),(b)	US0003M + 5.700%	11.2890	07/16/31	$1,483,941
1,540,000	Atrium IX Series 9A ER(a),(b)	US0003M + 6.450%	12.0490	05/28/30	1,522,576
2,000,000	Benefit Street Partners Clo XII Ltd. Series 2017-12A D(a),(b)	US0003M + 6.410%	12.0000	10/15/30	2,002,440
1,250,000	Goldentree Loan Management US Clo 2 Ltd. Series 2017-2A E(a),(b)	US0003M + 4.700%	10.2860	11/28/30	1,260,991
1,000,000	Neuberger Berman CLO XXII Ltd. Series 22A D2R2(a),(b)	TSFR3M + 4.750%	—	04/15/38	1,005,000
4,000,000	Rockford Tower CLO 2020-1 Ltd. Series 1A D1R(a),(b)	TSFR3M + 4.600%	9.9250	01/20/36	4,024,173
1,750,000	THL Credit Wind River 2019-3 Clo Ltd. Series 2019-3A E2R(a),(b)	US0003M + 6.750%	12.3400	04/15/31	1,605,469
					12,904,590
	TOTAL ASSET BACKED SECURITIES (Cost $12,886,532)				12,904,590

Principal Amount ($)			Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 7.8%
	CABLE & SATELLITE — 0.4%
330,000	Altice Financing S.A.(a),(c)		5.7500	08/15/29	246,004
500,000	CSC Holdings, LLC(a)		5.7500	01/15/30	219,998
					466,002
	COMMERCIAL SUPPORT SERVICES — 0.4%
450,000	Deluxe Corporation(a)		8.0000	06/01/29	405,259

	FOOD — 0.3%
509,000	HLF Financing Sarl, LLC / Herbalife International,(a),(c)		4.8750	06/01/29	299,481

	LEISURE FACILITIES & SERVICES — 0.4%
502,000	NCL Corporation Ltd.(a),(c)		7.7500	02/15/29	513,926

	METALS & MINING — 0.2%
168,000	Mineral Resources Ltd.(a)		9.2500	10/01/28	176,405
36,000	Mineral Resources Ltd.(a)		8.5000	05/01/30	36,922
					213,327
	OIL & GAS PRODUCERS — 1.5%
505,000	Comstock Resources, Inc.(a),(c)		5.8750	01/15/30	460,456
350,000	Delek Logistics Partners, L.P. / Delek Logistics(a)		8.6250	03/15/29	353,923
494,000	ITT Holdings, LLC(a)		6.5000	08/01/29	446,350

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 7.8% (Continued)
	OIL & GAS PRODUCERS — 1.5% (Continued)
450,000	Strathcona Resources Ltd.(a)	6.8750	08/01/26	$449,041
				1,709,770
	OIL & GAS SERVICES & EQUIPMENT — 0.4%
450,000	Nabors Industries Ltd.(a),(c)	7.5000	01/15/28	427,543

	REAL ESTATE INVESTMENT TRUSTS — 0.3%
514,000	Service Properties Trust(c)	4.3750	02/15/30	389,167

	REAL ESTATE OWNERS & DEVELOPERS — 0.3%
458,000	Kennedy-Wilson, Inc.	4.7500	03/01/29	376,709

	RETAIL - DISCRETIONARY — 0.1%
144,000	Kohl’s Corporation(c)	4.6250	05/01/31	118,986

	SOFTWARE — 0.3%
380,000	Helios Software Holdings, Inc. / ION Corporate(a)	4.6250	05/01/28	334,210

	SPECIALTY FINANCE — 1.4%
505,000	Apollo Commercial Real Estate Finance, Inc.(a)	4.6250	06/15/29	418,610
387,000	Bread Financial Holdings, Inc.(a)	9.7500	03/15/29	402,915
236,000	Burford Capital Global Finance, LLC(a)	6.8750	04/15/30	229,065
200,000	Burford Capital Global Finance, LLC(a)	9.2500	07/01/31	208,806
500,000	Cobra AcquisitionCo, LLC(a),(c)	6.3750	11/01/29	415,113
				1,674,509
	TECHNOLOGY HARDWARE — 0.3%
520,000	Viasat, Inc.(a),(c)	7.5000	05/30/31	367,914

	TECHNOLOGY SERVICES — 0.4%
475,000	ION Trading Technologies Sarl(a)	5.7500	05/15/28	434,328
45,000	Mobius Merger Sub, Inc.(a)	9.0000	06/01/30	44,448
				478,776
	TELECOMMUNICATIONS — 0.6%
500,000	Altice France S.A.(a),(c)	5.5000	10/15/29	327,885
464,000	Sable International Finance Ltd.(a)	5.7500	09/07/27	443,400

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)			Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 7.8% (Continued)
	TELECOMMUNICATIONS — 0.6% (Continued)
					$771,285
	TRANSPORTATION & LOGISTICS — 0.2%
301,631	Hawaiian Brand Intellectual Property Ltd. /(a),(c)		5.7500	01/20/26	283,209

	WHOLESALE - CONSUMER STAPLES — 0.3%
571,000	C&S Group Enterprises, LLC(a)		5.0000	12/15/28	440,495

	TOTAL CORPORATE BONDS (Cost $10,380,598)				9,270,568

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	TERM LOANS — 80.2%
	ADVERTISING & MARKETING — 0.2%
287,863	Planet US Buyer, LLC(b)	TSFR1M + 3.498%	8.8140	01/31/31	289,496

	AEROSPACE & DEFENSE — 1.4%
629,832	Dynasty Acquisition Company, Inc.(b)	TSFR1M + 3.505%	8.8210	08/24/28	633,554
728,227	Spirit AeroSystems, Inc.(b)	TSFR1M + 4.247%	9.5630	11/23/27	733,463
242,847	Standard Aero Ltd.(b)	TSFR1M + 3.505%	8.8210	08/24/28	244,282
					1,611,299
	ASSET MANAGEMENT — 2.5%
1,174,850	Advisor Group Holdings, Inc.(b)	TSFR1M + 4.511%	9.8270	08/10/28	1,183,391
675,782	Hightower Holding, LLC(b)	US0001M + 4.155%	9.5860	04/21/28	680,009
1,084,889	Nexus Buyer, LLC(b)	US0001M + 3.750%	9.1770	11/08/26	1,085,567
					2,948,967
	AUTOMOTIVE — 0.5%
623,393	PAI Holdco, Inc.(b)	US0001M + 3.894%	9.3240	10/28/27	581,626

	BEVERAGES — 0.7%
833,909	Pegasus Bidco BV(b)	TSFR1M + 3.741%	9.0570	07/12/29	837,562

	BIOTECH & PHARMA — 0.3%
313,401	Endo Finance Holdings, Inc.(b)	TSFR1M + 4.508%	9.8240	04/23/31	312,970

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	TERM LOANS — 80.2% (Continued)
	CABLE & SATELLITE — 2.6%
598,485	Altice Financing S.A.(b)	TSFR1M + 4.998%	10.3140	10/31/27	$545,121
1,179,904	CSC Holdings, LLC(b)	US0003M + 4.236%	9.8250	07/17/25	1,141,763
650,000	UPC Financing Partnership(b)	US0001M + 3.000%	8.4350	01/31/29	648,619
650,000	Virgin Media Bristol, LLC(b)	US0001M + 3.250%	8.6980	01/10/29	641,469
					2,976,972
	CHEMICALS — 2.4%
650,000	AIP RD Buyer Corporation(b)	TSFR1M + 5.003%	10.3180	12/26/28	653,656
691,346	Consolidated Energy Finance S.A.(b)	TSFR1M + 4.511%	9.8270	11/08/30	670,606
985,181	Groupe Solmax, Inc.(b)	US0001M + 4.750%	10.1920	07/23/28	972,635
568,985	Windsor Holdings III, LLC(b)	TSFR1M + 4.003%	9.3190	08/01/30	574,604
					2,871,501
	COMMERCIAL SUPPORT SERVICES — 6.9%
598,465	Allied Universal Holdco, LLC(b)	US0001M + 3.750%	9.1800	05/05/28	599,588
768,164	Amentum Government Services Holdings, LLC(b)	SOFRRATE + 4.000%	9.3150	02/07/29	770,883
1,170,000	APX Group, Inc.(b)	US0001M + 2.500%	10.7500	07/01/28	1,173,089
263,432	CHG Healthcare Services, Inc.(b)	TSFR1M + 3.764%	9.0800	09/30/28	265,079
1,020,686	Creative Artists Agency, LLC(b)	TSFR1M + 3.264%	8.5800	11/27/28	1,025,437
487,934	Fleet US Bidco, Inc.(b)	TSFR1M + 3.264%	8.5800	02/03/31	490,373
1,121,462	Garda World Security Corporation(b)	TSFR1M + 4.267%	9.5830	02/01/29	1,127,657
224,872	Groundworks, LLC(b)	TSFR1M + 3.508%	8.8240	03/06/31	225,544
676,443	PG Investment Company 59 Sarl(b)	TSFR1M + 3.497%	8.8120	02/24/31	679,683
35,472	Ryan, LLC(b)	TSFR1M + 4.514%	9.8250	11/09/30	35,761
336,987	Ryan, LLC(b)	TSFR1M + 4.509%	9.8300	11/09/30	339,725
895,630	Sotheby’s(b)	US0001M + 4.500%	10.0760	01/15/27	876,598
605,263	WestJet Loyalty, L.P.(b)	TSFR1M + 3.111%	9.0480	02/01/31	607,121
					8,216,538
	CONSTRUCTION MATERIALS — 2.1%
859,357	Foley Products Company, LLC(b)	SOFRRATE + 4.750%	10.2090	02/10/29	863,473
874,638	Quikrete Holdings, Inc.(b)	TSFR1M + 2.249%	7.5650	03/26/29	876,514
703,916	US Silica Company(b)	TSFR1M + 4.013%	9.3290	03/17/30	707,186
					2,447,173

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	TERM LOANS — 80.2% (Continued)
	CONSUMER SERVICES — 1.5%
725,800	KUEHG Corporation(b)	TSFR1M + 4.500%	9.8160	06/12/30	$729,090
1,430	Mckissock Investment Holdings, LLC(b)	SOFRRATE + 5.000%	10.4760	03/04/29	1,432
594,338	Prometric Holdings, Inc.(b)	TSFR1M + 5.376%	10.6920	01/29/28	596,071
484,643	Spring Education Group, Inc.(b)	TSFR1M + 4.494%	9.8090	09/29/30	487,522
					1,814,115
	CONTAINERS & PACKAGING — 3.0%
1,169,403	Clydesdale Acquisition Holdings, Inc.(b)	TSFR1M + 4.250%	9.1050	03/30/29	1,175,771
910,045	LABL, Inc.(b)	US0001M + 5.000%	10.4270	10/22/28	892,586
651,322	Patriot Container Corporation(b)	US0003M + 3.750%	9.1770	03/16/25	626,591
276,742	SupplyOne, Inc.(b)	TSFR1M + 4.263%	9.5790	03/27/31	277,953
580,533	Trident TPI Holdings, Inc.(b)	US0001M + 4.000%	9.5710	09/17/28	581,883
					3,554,784
	E-COMMERCE DISCRETIONARY — 0.5%
534,039	CNT Holdings I Corporation(b)	US0001M + 3.500%	8.8170	10/16/27	536,525

	ELECTRIC UTILITIES — –%(d)
635,000	Texas Competitive Electric Holdings Company, LLC /(e)		—	11/22/49	—

	ELECTRICAL EQUIPMENT — 1.0%
661,659	Icebox Holdco III, Inc.(b)	US0001M + 3.750%	9.0710	12/22/28	661,659
179,825	Icebox Holdco III, Inc.(b)	US0001M + 6.750%	12.3210	12/15/29	175,329
317,234	TK Elevator US Newco, Inc.(b)	TSFR1M + 3.506%	8.8220	04/11/30	318,919
					1,155,907
	ENGINEERING & CONSTRUCTION — 1.0%
1,170,000	USIC Holdings, Inc.(b)	US0001M + 3.500%	9.0640	05/14/28	1,170,924

	ENTERTAINMENT CONTENT — 1.4%
599,627	NEP Group, Inc.(b)	TSFR1M + 3.376%	8.6920	08/19/26	568,446
1,106,279	Univision Communications, Inc.(b)	TSFR1M + 4.243%	9.5590	06/10/29	1,109,183
					1,677,629
	FOOD — 1.0%
511,752	HLF Financing Sarl, LLC(b)	TSFR1M + 6.763%	12.0790	04/05/29	479,839

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	TERM LOANS — 80.2% (Continued)
	FOOD — 1.0% (Continued)
638,978	Upfield USA Corporation(b)	TSFR1M + 4.758%	10.0740	01/03/28	$639,508
					1,119,347
	GAS & WATER UTILITIES — 0.1%
121,526	NGL Energy Operating, LLC(b)	TSFR1M + 4.514%	9.8300	01/27/31	122,179

	HEALTH CARE FACILITIES & SERVICES — 4.3%
870,767	Bella Holding Company, LLC(b)	US0001M + 3.750%	9.1770	04/01/28	871,795
387,086	Charlotte Buyer, Inc.(b)	TSFR3M + 5.243%	10.5710	02/11/28	389,383
869,593	Corgi BidCo, Inc.(b)	TSFR1M + 4.994%	10.3090	09/20/29	872,106
500,000	LifePoint Health, Inc.(b)	TSFR1M + 4.753%	10.0690	11/16/28	502,670
785,123	Milano Acquisition Corporation(b)	US0001M + 4.000%	9.4090	08/17/27	751,021
343,092	Outcomes Group Holdings, Inc.(b)	TSFR1M + 4.263%	9.5790	04/02/31	344,593
987,762	Phoenix Newco, Inc.(b)	US0001M + 3.250%	8.6920	08/11/28	992,025
470,074	Team Health Holdings, Inc.(b)	SOFRRATE + 5.250%	10.5630	02/17/27	413,245
					5,136,838
	HOME & OFFICE PRODUCTS — 0.3%
299,612	AI Aqua Merger Sub, Inc.(b)	TSFR1M + 4.261%	9.5770	07/30/28	301,485

	INDUSTRIAL INTERMEDIATE PROD — 0.3%
393,848	Crosby US Acquisition Corporation(b)	TSFR1M + 4.011%	9.3270	08/13/29	397,129

	INSTITUTIONAL FINANCIAL SERVICES — 0.5%
598,430	Ascensus Holdings, Inc.(b)	US0001M + 3.629%	8.9450	08/02/28	598,804

	INSURANCE — 4.3%
468,518	Alliant Holdings Intermediate, LLC(b)	TSFR1M + 3.511%	8.8270	11/06/30	470,907
451,256	Asurion, LLC(b)	US0001M + 3.250%	8.6920	12/18/26	442,075
655,394	Asurion, LLC(b)	US0001M + 3.250%	8.6920	07/28/27	638,282
855,000	Asurion, LLC(b)	US0001M + 5.250%	10.6920	01/29/28	781,928
365,000	Asurion, LLC(b)	US0001M + 5.250%	10.6920	01/14/29	330,097
547,686	BroadStreet Partners, Inc.(b)	TSFR1M + 3.764%	9.0800	01/26/29	550,309
336,831	Hyperion Refinance Sarl(b)	TSFR1M + 3.511%	9.3270	03/24/30	338,865

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	TERM LOANS — 80.2% (Continued)
	INSURANCE — 4.3% (Continued)
248,307	Hyperion Refinance Sarl(b)	TSFR1M + 4.011%	8.8270	02/03/31	$249,411
919,037	Sedgwick Claims Management Services, Inc.(b)	TSFR1M + 3.761%	9.0770	02/17/28	923,868
305,516	Truist Insurance Holdings, LLC(b)	TSFR1M + 3.252%	8.5680	03/24/31	306,519
					5,032,261
	INTERNET MEDIA & SERVICES — 0.9%
598,454	Arches Buyer, Inc.(b)	TSFR1M + 3.364%	8.6800	12/06/27	579,213
506,864	Pug, LLC(b)	TSFR1M + 4.759%	10.0750	03/12/30	507,972
					1,087,185
	LEISURE FACILITIES & SERVICES — 5.0%
637,761	Aimbridge Acquisition Company, Inc.(b)	US0003M + 3.750%	9.1950	02/01/26	620,222
559,536	BCPE Grill Parent, Inc.(b)	TSFR1M + 3.379%	10.0770	09/21/30	557,387
491,349	Carnival Corporation(b)	US0001M + 3.250%	8.6950	10/08/28	493,960
831,998	Dave & Buster’s, Inc.(b)	TSFR1M + 3.309%	8.6250	06/29/29	835,929
598,465	Hilton Grand Vacations Borrower, LLC(b)	TSFR1M + 2.626%	7.9420	08/02/28	600,075
597,481	Motion Finco Sarl(b)	TSFR1M + 3.755%	9.0710	11/30/29	597,556
596,773	Ontario Gaming GTA, L.P.(b)	TSFR1M + 4.243%	9.5590	07/20/30	600,750
856,968	Playa Resorts Holding BV(b)	TSFR1M + 3.263%	8.5790	11/22/28	861,545
735,202	Wok Holdings, Inc.(b)	US0003M + 6.250%	11.7130	03/01/26	729,001
					5,896,425
	LEISURE PRODUCTS — 0.6%
730,986	Varsity Brands Holding Company, Inc.(b)	US0003M + 3.500%	10.4450	12/15/24	736,241

	MACHINERY — 0.9%
731,303	Alliance Laundry Systems, LLC(b)	US0001M + 3.500%	8.9250	09/30/27	735,008
361,346	STS Operating, Inc.(b)	TSFR1M + 4.104%	9.4200	03/17/31	364,959
					1,099,967
	MEDICAL EQUIPMENT & DEVICES — 0.9%
508,190	Medline Borrower, L.P.(b)	TSFR1M + 2.761%	8.0770	10/23/28	510,106
500,601	Sotera Health Holdings, LLC(b)	TSFR1M + 3.763%	9.0790	12/11/26	502,794
					1,012,900
	METALS & MINING — 0.5%
597,169	Arsenal AIC Parent, LLC(b)	TSFR1M + 3.764%	9.0800	08/19/30	602,394

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	TERM LOANS — 80.2% (Continued)
	OIL & GAS PRODUCERS — 3.4%
598,500	CQP Holdco, L.P.(b)	TSFR3M + 2.974%	8.3020	12/31/30	$600,918
1,102,941	EG America, LLC(b)	TSFR1M + 6.351%	11.6670	02/07/28	1,087,781
1,158,083	M6 ETX Holdings II Midco, LLC(b)	TSFR1M + 4.611%	9.9270	08/11/29	1,161,436
1,176,109	Medallion Midland Acquisition, L.P.(b)	TSFR1M + 3.514%	8.8300	10/18/28	1,182,360
					4,032,495
	OIL & GAS SERVICES & EQUIPMENT — –%(d)
1,140	Paragon Offshore Finance Company(b)	USM0003M +0.000%	—	07/15/22	—

	PUBLISHING & BROADCASTING — 0.7%
994,616	Sinclair Television Group, Inc.(b)	TSFR1M + 3.750%	9.1800	04/13/29	770,310

	REAL ESTATE INVESTMENT TRUSTS — 0.9%
1,172,639	Claros Mortgage Trust, Inc.(b)	TSFR1M + 4.613%	9.9290	08/09/26	1,043,649

	REAL ESTATE OWNERS & DEVELOPERS — 0.4%
504,821	Greystar Real Estate Partners, LLC(b)	TSFR1M + 3.260%	8.5760	08/21/30	506,714

	REAL ESTATE SERVICES — 0.5%
591,154	Cushman & Wakefield US Borrower, LLC(b)	TSFR1M + 3.755%	9.0710	01/31/30	594,109

	RETAIL - DISCRETIONARY — 3.7%
1,266,824	Hertz Corporation (The)(b)	US0001M + 3.250%	8.6920	06/14/28	1,169,170
1,047,798	JP Intermediate B, LLC(b)	TSFR1M + 5.758%	11.0740	11/20/27	127,307
1,262,853	LBM Acquisition, LLC(b)	US0001M + 3.750%	9.1770	12/18/27	1,266,010
1,009,976	Park River Holdings, Inc.(b)	US0003M + 3.220%	8.8100	01/22/28	999,059
758,943	Petco Health & Wellness Company, Inc.(b)	US0001M + 3.250%	8.8210	02/25/28	659,116
160,090	Wand NewCompany 3, Inc.(b)	TSFR1M + 3.764%	9.0800	01/20/31	161,322
					4,381,984
	SOFTWARE — 11.7%
393,469	Applied Systems, Inc.(b)	TSFR1M + 3.493%	8.8090	02/07/31	396,863

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	TERM LOANS — 80.2% (Continued)
	SOFTWARE — 11.7% (Continued)
1,124,968	athenahealth, Inc.(b)	SOFRRATE + 3.500%	8.5800	01/27/29	$1,124,620
1,170,350	Barracuda Networks, Inc.(b)	TSFR1M + 4.497%	9.8130	08/15/29	1,172,268
1,149,433	Central Parent, Inc.(b)	TSFR1M + 3.994%	9.3090	07/06/29	1,155,444
274,606	Cloud Software Group, Inc.(b)	TSFR1M + 4.613%	9.9290	03/19/31	274,640
917,147	Condor Merger Sub, Inc.(b)	SOFRRATE + 4.000%	9.1770	02/03/29	920,334
591,176	Corel, Inc.(b)	TSFR3M + 5.115%	10.4430	07/02/26	585,339
650,654	Cotiviti, Inc.(b)	TSFR1M + 3.255%	8.5710	02/24/31	652,008
584,772	Dcert Buyer, Inc.(b)	US0003M + 4.000%	9.3300	08/08/26	584,046
600,000	Dcert Buyer, Inc.(b)	US0001M + 7.000%	12.3300	02/16/29	543,939
1,035,603	Ellucian Holdings, Inc.(b)	TSFR1M + 3.614%	8.9300	10/26/29	1,040,413
559,719	Epicor Software Corporation(b)	US0001M + 3.250%	8.6920	07/31/27	562,842
522,550	Genesys Cloud Services Holdings II, LLC(b)	TSFR1M + 3.511%	8.8270	12/01/27	525,581
211,661	Helios Software Holdings, Inc.(b)	US0001M + 3.750%	9.2020	03/11/28	211,581
1,163,225	Proofpoint, Inc.(b)	US0001M + 3.250%	8.6950	06/10/28	1,169,588
623,086	Rackspace Finance, LLC(b)	TSFR1M + 2.870%	8.1860	05/15/28	294,022
761,111	RealPage, Inc.(b)	US0001M + 3.250%	8.4450	02/18/28	734,788
395,000	TIBCO Software, Inc.(b)	TSFR3M + 4.581%	9.9090	03/30/29	395,596
768,556	UKG, Inc.(b)	TSFR1M + 3.498%	8.8140	01/31/31	772,964
730,532	VS Buyer, LLC(b)	TSFR1M + 3.253%	8.5690	04/04/31	733,519
					13,850,395
	SPECIALTY FINANCE — 0.8%
215,719	Apollo Commercial Real Estate Finance, Inc.(b)	US0001M + 3.500%	8.9450	03/11/28	210,326
805,336	Fly Funding II Sarl(b)	US0003M + 1.740%	7.3300	08/09/25	786,040
					996,366
	TECHNOLOGY HARDWARE — 1.5%
718,152	VeriFone Systems, Inc.(b)	US0003M +4.000%	9.5850	08/20/25	650,954
1,198,712	Viasat, Inc.(b)	SOFRRATE + 4.500%	9.8270	02/24/29	1,151,795
					1,802,749
	TECHNOLOGY SERVICES — 4.4%
455,000	Acuris Finance Us, Inc.(b)	US0001M + 4.000%	9.4980	02/04/28	455,994
364,636	Ahead DB Holdings, LLC(b)	TSFR1M + 4.243%	9.5590	01/24/31	367,234
175,050	ION Trading Finance Ltd.(b)	US0001M + 4.750%	10.1520	03/26/28	175,306

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	TERM LOANS — 80.2% (Continued)
	TECHNOLOGY SERVICES — 4.4% (Continued)
460,998	MoneyGram International, Inc.(b)	TSFR1M + 5.525%	10.8410	06/01/30	$458,693
1,200,250	MPH Acquisition Holdings, LLC(b)	US0001M + 4.250%	9.8550	08/17/28	1,115,140
1,166,559	Peraton Corporation(b)	US0001M + 3.750%	9.1800	02/24/28	1,168,431
1,154,282	Sitel Worldwide Corporation(b)	US0001M + 3.750%	9.1950	07/29/28	865,712
579,651	Verscend Holding Corporation(b)	US0001M + 4.000%	9.4450	08/27/25	580,375
					5,186,885
	TELECOMMUNICATIONS — 2.0%
832,994	Altice France S.A.(b)	TSFR1M + 5498%	10.8140	01/09/26	628,132
450,000	Altice France S.A.(b)	TSFR1M + 5.498%	10.8140	08/31/28	339,329
880,804	CCI Buyer, Inc.(b)	US0001M + 4.000%	9.3020	12/12/27	881,355
180,363	Lorca Co-Borrower, LLC(b)	TSFR1M + 3.501%	8.8170	04/17/31	181,716
701,429	Telesat, LLC(b)	US0001M + 2.750%	8.3550	12/06/26	357,876
					2,388,408
	TRANSPORTATION & LOGISTICS — 2.6%
217,927	Air Canada(b)	TSFR1M + 2.517%	7.8330	03/14/31	219,698
539,955	American Airlines, Inc.(b)	TSFR1M + 3.459%	8.7750	05/29/29	542,544
1,172,506	Kenan Advantage Group, Inc. (The)(b)	TSFR1M + 3.764%	9.0800	01/19/29	1,174,393
650,000	PODS, LLC(b)	US0001M + 3.000%	8.2170	03/19/28	627,250
379,136	United Airlines, Inc.(b)	TSFR1M + 2.760%	8.0760	02/17/31	381,209
81,303	WestJet Airlines Ltd.(b)	TSFR1M + 3.732%	8.4270	10/08/26	81,512
					3,026,606
	TOTAL TERM LOANS (Cost $96,582,763)				94,727,813

Shares		Expiration Date	Exercise Price	Fair Value
	RIGHT — 0.0%(d)
	NON-LISTED RIGHT - 0.0% (d)
10,588	TRA Rights	11/22/2049	$—	14,294

	TOTAL RIGHT (Cost $17,470)			14,294

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Expiration Date	Exercise Price	Fair Value
	WARRANT — 0.0%(d)
	PUBLISHING & BROADCASTING - 0.0% (d)
14,905	iHeartMedia, Inc.	05/02/2039	$0.00	$27,947

	TOTAL WARRANT (Cost $287,609)			27,947

	SHORT-TERM INVESTMENTS — 6.3%
	MONEY MARKET FUNDS - 3.3%
3,893,667	Fidelity Government Portfolio, CLASS I, 5.19%(f)			3,893,667

	COLLATERAL FOR SECURITIES LOANED - 3.0%
3,562,248	Mount Vernon Liquid Assets Portfolio, LLC, 5.43%(f),(f)			3,562,248
	TOTAL SHORT-TERM INVESTMENTS (Cost $7,455,915)			7,455,915

	TOTAL INVESTMENTS - 105.2% (Cost $127,610,887)			$124,401,127
	LIABILITIES IN EXCESS OF OTHER ASSETS - (5.2)%			(6,192,668)
	NET ASSETS - 100.0%			$118,208,459

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

REIT	- Real Estate Investment Trust

S/A	- Société Anonyme

SOFRRATE	United States SOFR Secured Overnight Financing Rate

TSFR1M	TSFR1M

TSFR3M	TSFR3M

US0001M	ICE LIBOR USD 1 Month

US0003M	ICE LIBOR USD 3 Month

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024 the total market value of 144A securities is 21,290,296 or 18.0% of net assets.

(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(c)	All or a portion of these securities are on loan. Total loaned securities had a value of $3,849,684 at April 30, 2024.

(d)	Percentage rounds to less than 0.1%.

(e)	Represents issuer in default on interest payments; non-income producing security.

(f)	Rate disclosed is the seven day effective yield as of April 30, 2024.

(g)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

Dunham High-Yield Bond Fund (Unaudited)
Message from the Sub-Adviser (PineBridge Investments, LLC)

Asset Class Recap

Following weakness in the final month of the previous fiscal year, markets reversed course in November, with both U.S. Treasury rates and credit spreads rallying. Bullish investor sentiment resulted from better -than-expected declines in inflation data, positive economic and issuer fundamentals, and a directionally dovish Federal Reserve (“Fed”) narrative. This continued and accelerated into December, as the Fed strengthened its pivot language, with Chair Powell’s press conference incorporating more reminders of its dual mandate. This unexpected pull forward in the Fed’s assessment of inflation from sticky to mission accomplished, subject only to a couple more months of confirmation, altered the conditions under which rate cuts could occur. Previously, rate cut expectations appeared conditioned on economic weakening, with an unspoken condition that labor markets soften alongside a decline in inflation. Given the recent disinflation, particularly in once-sticky core inflation thought to be driven most by tight labor markets, the new tone sounded like rate cuts no longer require job weakness as long as the disinflation trend continues. Spreads on high-yield bonds widened marginally during January, and U.S. Treasury rates drifted a bit higher. However, the high-yield asset class was flat from a total return standpoint as the income component was equally offset by higher rates and wider spreads. A continuation of moderating inflation, along with resilient growth data and the narrative from the late January Federal Reserve meeting, led investors to anticipate an initial rate cut commencing around the middle of 2024. High-yield bonds generated positive total returns in February and March as the benefit of spread compression more than offset the impact of higher Treasury rates. While the Fed indicated that it believes cuts will likely be appropriate at some point this year, sticky inflation, alongside strong growth and a resilient consumer, resulted in a more hawkish narrative. In April, the high-yield asset class experienced the largest negative total return since October 2023. Negative total returns were mostly due to higher Treasury rates, with credit spreads only slightly wider. A stronger-than- expected retail sales report, a higher -than-expected Consumer Price Index (CPI), and positive labor market data all combined to move U.S. Treasury rates higher across all maturities on the curve. Market expectations for the Fed’s first rate cut moved out to the fourth quarter of 2024, whereas a summer rate cut was priced in at the end of March. Over the six-month period ended April 30, 2024, high- yield bonds, as measured by the Bloomberg U.S. High-Yield Ba/B 2% Issuer Cap Index, rose 8.5 percent.

Allocation Review

Over the six -month period, both security selection and sector allocation contributed to positive Fund performance. From a sector allocation standpoint, an overweight allocation to the asset managers and other financial companies contributed to performance, while an overweight allocation to the energy sector and cash meaningfully detracted from Fund performance. From a security selection standpoint, security selection in the consumer cyclical, and technology sectors contributed to Fund performance, offsetting the slight decline from consumer non- cyclical and energy sectors. The Fund maintained an approximate 11 percent allocation to CCC-rated bonds, contributing to relative performance as the ICE BofA CCC and Lower U.S. Cash Pay High-Yield Index added 12.2 percent. Additionally, the Fund’s nearly 16 percent relative underweight to BB-rated bonds contributed performance, as the ICE BofA BB U.S. Cash Pay High-Yield Index increased 8.2 percent during the six-month period.

Holdings Insights

One of the top performing credits over the fiscal period was Glatfelter Corporation 4.75%, Due 11/15/2029 (377320AA4) (holding weight*: 0.37 percent), a global manufacturer of engineered materials. During the most recent fiscal quarter, it was reported that Glatfelter Corporation and Barry Global Group Inc. (BERY) (not held) entered into a definitive agreement to spin off and merge the majority of its healthcare segment with Glatfelter Corporation. Executives of the companies speculate the combined company will become a global leader in the specialty material space. The transaction is expected to close in the second half of 2024, pending shareholder approval. Over the most recent fiscal quarter, this credit rose 17.6 percent, and over the first six months of the fiscal year, it jumped 31.7 percent. HawaiianMiles Loyalty Ltd. 5.75%, Due 01/20/2026 (41984LAA5) (holding weight*: 0.89 percent) was one of the largest detractors to Fund performance to close the previous fiscal year. Hawaiian Holdings, the parent of Hawaiian Airlines, expressed confidence that the company was on pace to surpass revenue expectations, but the tragic wildfires that destroyed portions of West Maui reversed the positive trend. After these fires in August, the state of Hawaii discouraged all non-essential travel to West Maui. Also weighing on the credit over the period were reduced forecasts for available seat miles due to engine issues on some of their planes. However, this credit rebounded to begin the fiscal year by surging 31 percent over the first half of the fiscal year and 1.2 percent over the most recent fiscal quarter, thanks to reports that Hawaiian Airlines will merge with a competitor. The merged company would continue to operate both airlines with independent brands but combine their operating platforms in an attempt to increase efficiency and reduce costs. Another credit that positively contributed to Fund performance was GrubHub Holdings, Inc. 5.5%, Due 07/01/2027, a meal delivery service. Over the first half of the fiscal year, this credit jumped 24.8 percent.

One of the largest detractors from positive Fund performance over the most recent fiscal quarter and first half of the fiscal year was HLF Financing Sarl, LLC / Herbalife International, Inc. 4.875%, Due 06/01/2029 (40390DAC9) (holding weight*: 0.45 percent), an American multinational multi-level marketing corporation that develops and sells dietary supplements. Early in the fiscal year this credit came under pressure following a disappointing earnings report and continued to face headwinds in the most recent fiscal quarter as investors reacted poorly to news that the company was floating hundreds of millions of dollars of new debt securities. Over the fiscal quarter, this credit tumbled 10.1 percent. Another credit that adversely impacted performance over the fiscal period was Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 5.125%, Due 04/1/2029 (89668QAF5) (holding weight*: 0.45 percent), a specialty material solutions provider. Over the first half of the fiscal year this credit tumbled 35.9 percent as the corporate family rating was downgraded by a global credit rating agency which identified the company’s weak credit metrics and expected negative free cash follow as rationale for the action.

Sub-Adviser Outlook

The Sub-Adviser believes that the market is pricing in soft to no landing with little material probability of a hard landing. It also believes bottom-up indicators suggest a solid employment picture, rising but low consumer credit stress, and normalization of supply chains. The Sub-Adviser’s fundamental economic outlook has not materially altered based on recent economic data, as it is in the camp that market expectations regarding Fed easing were overly optimistic. Amid robust economic data, spreads were relatively unchanged during the most recent fiscal quarter and continue to be at the tighter end of the range, while all-in yields remain attractive, moving back above 8 percent. The macroeconomic outlook continues to be resilient enough to support the Sub-Adviser’s stable default outlook when compared with 2023. The Sub-Adviser believes that high-yield investors are becoming increasingly wary of any situations where liability management exercises seem likely, as distressed exchanges are becoming more common than outright bankruptcies. Given overall spread levels, it is difficult for the Sub-Adviser to consider the asset class cheap. However, the Sub-Adviser believes that high-yield remains an attractive carry proposition within the broader fixed-income world, given the strong credit fundamentals. Increased dispersion has also led to attractive opportunities at the individual issuer and security level.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2024.

Dunham High-Yield Bond Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2024

The Fund’s performance figures* for each of the periods ended April 30, 2024, compared to its benchmarks:

			Annualized	Annualized
	6 Month Return	1 Year Return	5 Year Return	10 Year Return
Class N	8.81%	10.37%	4.09%	3.71%
Class A with Load 4.50%	3.85%	5.14%	2.88%	4.17%
Class A without load	8.69%	10.10%	3.83%	4.44%
Class C	8.47%	9.62%	3.31%	4.11%
Bloomberg U.S. High-Yield Ba/B 2% Issuer Cap Index (a)	8.47%	8.26%	3.82%	4.30%
Morningstar High-Yield Bond Category (b)	8.30%	8.36%	2.97%	3.21%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.24% for Class N, 1.99% for Class C and 1.49% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	Bloomberg U.S. High-Yield Ba/B 2% Issuer Cap Index is an issuer-constrained version of the flagship US Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar High-Yield Bond Category is generally representative of mutual funds that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Collateral for Securities Loaned	18.8%
B2	16.9%
Other/Not Rated	14.0%
BA3	13.2%
B1	10.5%
BA2	8.8%
B3	7.2%
CAA1	4.9%
BA1	2.8%
Caa2	1.6%
BAA3	1.3%
100.0%

*    Based on total value of investments as of April 30, 2024. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 1.1%
	OIL & GAS SERVICES & EQUIPMENT - 1.1%
50	Hi-Crush(a) , (g)	$1,752,550

	TOTAL COMMON STOCKS (Cost $1,196,933)	1,752,550

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 95.9%
	AEROSPACE & DEFENSE — 0.3%
493,000	Rolls-Royce plc(b)		5.7500	10/15/27	488,740

	ASSET MANAGEMENT — 0.2%
415,000	AG Issuer, LLC(b)		6.2500	03/01/28	402,041

	AUTOMOTIVE — 1.1%
440,000	Ford Motor Credit Company, LLC		4.9500	05/28/27	425,047
953,000	Ford Motor Credit Company, LLC		7.3500	11/04/27	985,627
300,000	ZF North America Capital, Inc.(b)		6.8750	04/23/32	303,573
					1,714,247
	BIOTECH & PHARMA — 1.1%
450,000	Organon Finance 1, LLC(b)		4.1250	04/30/28	410,253
589,000	Organon Finance 1, LLC(b),(c)		5.1250	04/30/31	509,684
400,000	Teva Pharmaceutical Finance Netherlands III BV		5.1250	05/09/29	379,698
425,000	Teva Pharmaceutical Finance Netherlands III BV		7.8750	09/15/29	448,093
					1,747,728
	CABLE & SATELLITE — 4.8%
1,090,000	Altice Financing S.A.(b)		5.0000	01/15/28	861,047
525,000	Altice Financing S.A.(b)		5.7500	08/15/29	391,370
593,000	Block Communications, Inc.(b),(c)		4.8750	03/01/28	513,400
1,160,000	Cable One, Inc.(b),(c)		4.0000	11/15/30	887,187
378,000	CCO Holdings, LLC / CCO Holdings Capital(b)		5.0000	02/01/28	344,726
825,000	CCO Holdings, LLC / CCO Holdings Capital(b)		5.3750	06/01/29	729,704
210,000	CCO Holdings, LLC / CCO Holdings Capital(b),(c)		6.3750	09/01/29	194,001
450,000	CSC Holdings, LLC(b)		11.7500	01/31/29	399,931
775,000	CSC Holdings, LLC(b)		5.7500	01/15/30	340,997
1,045,000	CSC Holdings, LLC(b),(c)		4.6250	12/01/30	455,101

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 95.9% (Continued)
	CABLE & SATELLITE — 4.8% (Continued)
1,240,000	Sirius XM Radio, Inc.(b),(c)		4.0000	07/15/28	$1,108,325
130,000	Sirius XM Radio, Inc.(b),(c)		3.8750	09/01/31	104,703
935,000	UPC Broadband Finco BV(b)		4.8750	07/15/31	813,632
680,000	Virgin Media Finance plc(b),(c)		5.0000	07/15/30	557,759
					7,701,883
	CHEMICALS — 2.1%
965,000	Consolidated Energy Finance S.A.(b)		5.6250	10/15/28	816,514
435,000	Methanex Corporation		5.1250	10/15/27	417,963
711,000	Minerals Technologies, Inc.(b)		5.0000	07/01/28	675,063
775,000	Olympus Water US Holding Corporation(b)		9.7500	11/15/28	823,240
421,000	Trinseo Materials Operating SCA / Trinseo(b)		5.1250	04/01/29	108,591
528,000	Windsor Holdings III, LLC(b)		8.5000	06/15/30	551,289
					3,392,660
	COMMERCIAL SUPPORT SERVICES — 4.5%
935,000	Allied Universal Holdco, LLC / Allied Universal(b)		4.6250	06/01/28	841,019
255,000	Covanta Holding Corporation(b)		4.8750	12/01/29	223,727
312,000	Covanta Holding Corporation		5.0000	09/01/30	269,880
1,400,000	Deluxe Corporation(b)		8.0000	06/01/29	1,260,805
1,075,000	Enviri Corporation(b)		5.7500	07/31/27	1,006,847
505,000	Garda World Security Corporation(b),(c)		9.5000	11/01/27	504,131
1,167,000	Garda World Security Corporation(b)		6.0000	06/01/29	1,031,852
650,000	Prime Security Services Borrower, LLC / Prime(b)		5.7500	04/15/26	642,781
518,000	Sotheby’s(b)		7.3750	10/15/27	483,276
350,000	Sotheby’s/Bidfair Holdings, Inc.(b)		5.8750	06/01/29	292,254
830,000	TriNet Group, Inc.(b)		3.5000	03/01/29	728,486
					7,285,058
	CONSTRUCTION MATERIALS — 0.6%
328,000	Standard Industries, Inc.(b)		4.7500	01/15/28	309,667
724,000	Standard Industries, Inc.(b)		3.3750	01/15/31	593,422
					903,089
	CONSUMER SERVICES — 1.1%
1,030,000	PROG Holdings, Inc.(b)		6.0000	11/15/29	951,578
901,000	Upbound Group, Inc.(b),(c)		6.3750	02/15/29	865,784
					1,817,362

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 95.9% (Continued)
	CONTAINERS & PACKAGING — 2.9%
1,014,000	Ardagh Metal Packaging Finance USA, LLC / Ardagh(b),(c)		3.2500	09/01/28	$879,554
600,000	Clydesdale Acquisition Holdings, Inc.(b)		6.6250	04/15/29	599,009
775,000	Clydesdale Acquisition Holdings, Inc.(b),(c)		8.7500	04/15/30	750,028
479,000	Crown Americas, LLC(c)		5.2500	04/01/30	457,051
507,000	LABL, Inc.(b)		5.8750	11/01/28	451,811
629,000	LABL, Inc.(b)		9.5000	11/01/28	629,475
582,000	Mauser Packaging Solutions Holding Company(b),(c)		7.8750	08/15/26	585,935
465,000	Silgan Holdings, Inc.		4.1250	02/01/28	434,565
					4,787,428
	ELECTRIC UTILITIES — 3.7%
703,000	Calpine Corporation(b)		5.0000	02/01/31	637,751
582,000	Calpine Corporation(b)		3.7500	03/01/31	504,020
670,000	Clearway Energy Operating, LLC(b)		3.7500	01/15/32	555,441
365,000	NextEra Energy Operating Partners, L.P.(b)		4.5000	09/15/27	340,334
1,350,000	NextEra Energy Operating Partners, L.P.(b),(c)		7.2500	01/15/29	1,369,583
1,290,000	NRG Energy Inc(b),(c)		3.6250	02/15/31	1,093,862
555,000	NRG Energy, Inc.(b)		5.2500	06/15/29	525,491
310,000	Vistra Operations Company, LLC(b)		5.0000	07/31/27	296,601
560,000	Vistra Operations Company, LLC(b)		7.7500	10/15/31	574,680
					5,897,763
	ENGINEERING & CONSTRUCTION — 0.6%
1,105,000	VM Consolidated, Inc.(b),(c)		5.5000	04/15/29	1,037,185

	ENTERTAINMENT CONTENT — 1.7%
850,000	Banijay Entertainment S.A.SU(b)		8.1250	05/01/29	870,176
449,000	Paramount Global(c),(d)	H15T5Y + 3.999%	6.3750	03/30/62	415,631
1,060,000	Univision Communications, Inc.(b)		6.6250	06/01/27	1,024,164
421,000	Univision Communications, Inc.(b),(c)		7.3750	06/30/30	403,711
					2,713,682
	FOOD — 0.7%
270,000	Herbalife Nutrition Ltd. / HLF Financing, Inc.(b)		7.8750	09/01/25	259,456
1,190,000	HLF Financing Sarl, LLC / Herbalife International(b)		4.8750	06/01/29	700,163
209,000	Land O’Lakes Capital Trust I(b)		7.4500	03/15/28	205,683
					1,165,302

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 95.9% (Continued)
	FORESTRY, PAPER & WOOD PRODUCTS — 0.4%
686,000	Glatfelter Corporation(b)		4.7500	11/15/29	$577,039

	HEALTH CARE FACILITIES & SERVICES — 0.7%
575,000	Molina Healthcare Inc 3.875% 11/15/2030(b),(c)		3.8750	11/15/30	499,183
622,000	Select Medical Corporation(b)		6.2500	08/15/26	622,666
					1,121,849
	HOME CONSTRUCTION — 0.4%
361,000	Mattamy Group Corporation(b)		5.2500	12/15/27	345,482
355,000	Mattamy Group Corporation(b)		4.6250	03/01/30	318,335
					663,817
	HOUSEHOLD PRODUCTS — 0.3%
525,000	Edgewell Personal Care Company(b)		4.1250	04/01/29	475,564

	INDUSTRIAL SUPPORT SERVICES — 0.3%
452,000	EquipmentShare.com, Inc.(b)		8.6250	05/15/32	461,553

	INSTITUTIONAL FINANCIAL SERVICES — 0.4%
716,000	Jane Street Group / JSG Finance, Inc.(b)		7.1250	04/30/31	721,830

	INSURANCE — 1.9%
1,050,000	Howden UK Refinance plc / Howden UK Refinance 2(b)		7.2500	02/15/31	1,037,374
719,000	Jones Deslauriers Insurance Management, Inc.(b)		8.5000	03/15/30	739,914
345,000	NMI Holdings, Inc.(b)		7.3750	06/01/25	347,046
520,000	Panther Escrow Issuer, LLC(b)		7.1250	06/01/31	523,112
450,000	Ryan Specialty Group, LLC(b)		4.3750	02/01/30	413,264
					3,060,710
	INTERNET MEDIA & SERVICES — 0.5%
927,000	GrubHub Holdings, Inc.(b)		5.5000	07/01/27	829,001

	LEISURE FACILITIES & SERVICES — 9.7%
425,000	Brinker International, Inc.(b)		5.0000	10/01/24	423,248
570,000	Caesars Entertainment, Inc.(b),(c)		4.6250	10/15/29	509,003
111,000	Caesars Entertainment, Inc.(b),(c)		6.5000	02/15/32	109,494
1,297,000	Carnival Corporation(b),(c)		5.7500	03/01/27	1,271,245

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 95.9% (Continued)
	LEISURE FACILITIES & SERVICES — 9.7% (Continued)
967,000	Carnival Corporation(b),(c)		6.0000	05/01/29	$937,632
470,000	Carnival Corporation(b),(c)		10.5000	06/01/30	511,396
1,040,000	CEC Entertainment Company, LLC(b)		6.7500	05/01/26	1,026,941
1,075,000	Fertitta Entertainment, LLC / Fertitta(b),(c)		6.7500	01/15/30	937,584
663,000	Hilton Grand Vacations Borrower Escrow, LLC /(b)		5.0000	06/01/29	604,842
555,000	Hilton Grand Vacations Borrower Escrow, LLC /(b)		4.8750	07/01/31	484,032
338,000	Melco Resorts Finance Ltd.(b)		5.7500	07/21/28	313,722
729,000	Melco Resorts Finance Ltd.(b),(c)		5.3750	12/04/29	650,313
710,000	NCL Corporation Ltd.(b)		3.6250	12/15/24	699,317
187,000	NCL Corporation Ltd.(b)		5.8750	03/15/26	183,568
1,086,000	NCL Corporation Ltd.(b),(c)		7.7500	02/15/29	1,111,800
765,000	Ontario Gaming GTA, L.P.(b),(c)		8.0000	08/01/30	783,467
510,000	Raising Cane’s Restaurants, LLC(b)		9.3750	05/01/29	547,710
603,000	Royal Caribbean Cruises Ltd.(b)		4.2500	07/01/26	579,557
126,000	Royal Caribbean Cruises Ltd.(b)		5.5000	04/01/28	122,761
1,160,000	SeaWorld Parks & Entertainment, Inc.(b),(c)		5.2500	08/15/29	1,076,825
515,000	Station Casinos, LLC(b)		6.6250	03/15/32	505,029
1,100,000	Studio City Finance Ltd.(b)		5.0000	01/15/29	932,879
270,000	Travel + Leisure Company(b)		4.5000	12/01/29	243,362
424,000	Wyndham Destinations, Inc.		6.0000	04/01/27	419,185
890,000	Wynn Macau Ltd.(b),(c)		5.1250	12/15/29	788,015
					15,772,927
	MEDICAL EQUIPMENT & DEVICES — 0.6%
1,007,000	Medline Borrower, L.P.(b)		3.8750	04/01/29	904,782
55,000	Medline Borrower, L.P./Medline Co-Issuer, Inc.(b)		6.2500	04/01/29	54,810
					959,592
	METALS & MINING — 2.6%
575,000	Cleveland-Cliffs, Inc.(b),(c)		4.6250	03/01/29	532,914
1,120,000	FMG Resources August 2006 Pty Ltd.(b)		4.3750	04/01/31	987,238
410,000	Hudbay Minerals, Inc.(b),(c)		6.1250	04/01/29	401,764
305,000	Mineral Resources Ltd.(b)		8.1250	05/01/27	308,483
500,000	Mineral Resources Ltd.(b)		9.2500	10/01/28	525,015
574,000	Mineral Resources Ltd.(b)		8.5000	05/01/30	588,706
586,000	Taseko Mines Ltd.(b)		8.2500	05/01/30	595,819

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 95.9% (Continued)
	METALS & MINING — 2.6% (Continued)
255,000	Warrior Met Coal, Inc.(b),(c)		7.8750	12/01/28	$259,121
					4,199,060
	OIL & GAS PRODUCERS — 13.2%
576,000	Antero Midstream Partners, L.P. / Antero Midstream(b)		5.7500	01/15/28	564,247
340,000	Antero Resources Corporation(b),(c)		5.3750	03/01/30	323,521
820,000	Baytex Energy Corporation(b)		7.3750	03/15/32	828,808
195,000	Civitas Resources, Inc.(b)		8.3750	07/01/28	203,661
162,000	Civitas Resources, Inc.(b)		8.6250	11/01/30	172,588
445,000	Civitas Resources, Inc.(b)		8.7500	07/01/31	472,578
815,000	Comstock Resources, Inc.(b),(c)		6.7500	03/01/29	777,198
470,000	Comstock Resources, Inc.(b),(c)		5.8750	01/15/30	428,544
234,000	Crescent Energy Finance, LLC(b)		9.2500	02/15/28	247,337
500,000	Crescent Energy Finance, LLC(b)		7.6250	04/01/32	502,500
885,000	Delek Logistics Partners, L.P. / Delek Logistics(b)		8.6250	03/15/29	894,918
100,000	Earthstone Energy Holdings, LLC(b)		8.0000	04/15/27	102,751
446,000	Earthstone Energy Holdings, LLC(b)		9.8750	07/15/31	493,581
45,000	EQM Midstream Partners, L.P.(b)		7.5000	06/01/27	45,881
80,000	EQM Midstream Partners, L.P.		5.5000	07/15/28	77,981
222,000	EQM Midstream Partners, L.P.(b)		7.5000	06/01/30	232,973
550,000	Genesis Energy, L.P. / Genesis Energy Finance		8.2500	01/15/29	558,319
674,000	Genesis Energy, L.P. / Genesis Energy Finance		8.8750	04/15/30	698,479
1,322,000	Harvest Midstream I, L.P.(b)		7.5000	09/01/28	1,326,829
331,000	Harvest Midstream I, L.P.(b)		7.5000	05/15/32	331,728
630,000	HF Sinclair Corporation(b)		5.0000	02/01/28	604,612
1,034,000	Hilcorp Energy I, L.P. / Hilcorp Finance Company(b)		5.7500	02/01/29	994,262
290,000	Hilcorp Energy I, L.P. / Hilcorp Finance Company(b)		6.0000	02/01/31	277,897
1,241,000	Howard Midstream Energy Partners, LLC(b)		6.7500	01/15/27	1,225,631
282,000	Howard Midstream Energy Partners, LLC(b)		8.8750	07/15/28	295,892
769,000	Independence Energy Finance, LLC(b)		7.2500	05/01/26	782,942
1,810,000	ITT Holdings, LLC(b)		6.5000	08/01/29	1,635,409
610,000	Murphy Oil USA, Inc.		4.7500	09/15/29	568,380
114,000	NGL Energy Partners, L.P.(b)		8.1250	02/15/29	115,929
805,000	NGL Energy Partners, L.P.(b)		8.3750	02/15/32	818,551
152,000	NuStar Logistics, L.P.		5.7500	10/01/25	151,261

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 95.9% (Continued)
	OIL & GAS PRODUCERS — 13.2% (Continued)
379,000	NuStar Logistics, L.P.(c)		6.3750	10/01/30	$375,083
335,000	Southwestern Energy Company		5.3750	03/15/30	318,795
1,104,000	Strathcona Resources Ltd.(b)		6.8750	08/01/26	1,101,647
340,000	Sunoco, L.P.(b)		7.2500	05/01/32	346,873
355,000	Talos Production, Inc.(b)		9.0000	02/01/29	375,196
555,000	Talos Production, Inc.(b)		9.3750	02/01/31	592,264
831,000	Venture Global Calcasieu Pass, LLC(b)		3.8750	08/15/29	738,453
821,000	Vital Energy, Inc.(b)		7.8750	04/15/32	833,521
					21,437,020
	OIL & GAS SERVICES & EQUIPMENT — 2.3%
491,000	Archrock Partners, L.P. / Archrock Partners(b)		6.8750	04/01/27	490,284
779,304	Atlas Energy Solutions, Inc.		5.0000	01/31/26	711,505
571,000	Kodiak Gas Services, LLC(b)		7.2500	02/15/29	576,667
240,000	Nabors Industries Ltd.(b),(c)		7.5000	01/15/28	228,023
759,000	Nabors Industries, Inc.(b)		7.3750	05/15/27	753,847
375,000	Nabors Industries, Inc.(b)		9.1250	01/31/30	387,394
1,235,000	Valaris Ltd.(b)		8.3750	04/30/30	1,272,378
					4,420,098
	PUBLISHING & BROADCASTING — 0.5%
740,000	Belo Corporation		7.7500	06/01/27	754,730

	REAL ESTATE INVESTMENT TRUSTS — 1.7%
905,000	HAT Holdings I, LLC / HAT Holdings II, LLC(b),(c)		3.3750	06/15/26	844,268
335,000	HAT Holdings I, LLC / HAT Holdings II, LLC(b),(c)		8.0000	06/15/27	344,223
500,000	HAT Holdings I, LLC / HAT Holdings II, LLC(b),(c)		3.7500	09/15/30	415,330
450,000	Service Properties Trust		4.7500	10/01/26	419,213
379,000	Service Properties Trust		5.5000	12/15/27	358,145
385,000	Service Properties Trust(c)		4.9500	10/01/29	314,985
					2,696,164
	REAL ESTATE OWNERS & DEVELOPERS — 1.2%
613,000	Greystar Real Estate Partners, LLC(b)		7.7500	09/01/30	631,643
1,278,000	Kennedy-Wilson, Inc.		4.7500	03/01/29	1,051,166
419,000	Kennedy-Wilson, Inc.(c)		4.7500	02/01/30	332,257
					2,015,066

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 95.9% (Continued)
	REAL ESTATE SERVICES — 0.6%
844,000	Cushman & Wakefield US Borrower, LLC(b)		6.7500	05/15/28	$833,044
61,000	Cushman & Wakefield US Borrower, LLC(b)		8.8750	09/01/31	63,359
					896,403
	RENEWABLE ENERGY — 0.8%
808,000	Atlantica Sustainable Infrastructure plc(b)		4.1250	06/15/28	733,261
554,000	EnerSys(b)		4.3750	12/15/27	520,758
95,000	EnerSys(b)		6.6250	01/15/32	94,727
					1,348,746
	RETAIL - CONSUMER STAPLES — 0.6%
440,000	Albertsons Companies Inc / Safeway Inc / New(b)		4.6250	01/15/27	422,356
506,000	Albertsons Companies Inc / Safeway Inc / New(b)		5.8750	02/15/28	496,334
					918,690
	RETAIL - DISCRETIONARY — 3.6%
575,000	Avis Budget Car Rental, LLC / Avis Budget Finance,(b),(c)		5.3750	03/01/29	513,167
970,000	Hertz Corporation (The)(b)		4.6250	12/01/26	750,577
567,000	Ken Garff Automotive, LLC(b),(c)		4.8750	09/15/28	528,889
1,283,000	Kohl’s Corporation		4.6250	05/01/31	1,060,130
1,142,000	LBM Acquisition, LLC(b),(c)		6.2500	01/15/29	1,049,666
364,000	Metis Merger Sub, LLC(b)		6.5000	05/15/29	338,252
1,274,000	Park River Holdings, Inc.(b)		6.7500	08/01/29	1,096,248
425,000	Specialty Building Products Holdings, LLC / SBP(b)		6.3750	09/30/26	420,868
					5,757,797
	SEMICONDUCTORS — 0.3%
520,000	Entegris Escrow Corporation(b)		5.9500	06/15/30	506,935

	SOFTWARE — 3.3%
740,000	Capstone Borrower, Inc.(b)		8.0000	06/15/30	746,244
485,000	Central Parent, Inc. / Central Merger Sub, Inc.(b)		7.2500	06/15/29	490,796
189,000	Central Parent, LLC / CDK Global II, LLC / CDK(b)		8.0000	06/15/29	194,609
1,260,000	Condor Merger Sub, Inc.(b)		7.3750	02/15/30	1,168,549
850,000	Helios Software Holdings, Inc. / ION Corporate(b)		4.6250	05/01/28	747,575
164,000	NortonLifeLock, Inc.(b)		6.7500	09/30/27	164,675
231,000	NortonLifeLock, Inc.(b),(c)		7.1250	09/30/30	233,742

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 95.9% (Continued)
	SOFTWARE — 3.3% (Continued)
34,000	Open Text Corporation(b)		3.8750	02/15/28	$31,108
436,000	Open Text Corporation(b)		3.8750	12/01/29	382,044
757,000	Picard Midco, Inc.(b)		6.5000	03/31/29	718,005
903,240	Rackspace Finance, LLC(b)		3.5000	05/15/28	430,078
					5,307,425
	SPECIALTY FINANCE — 9.7%
455,000	AerCap Global Aviation Trust(b),(d)	US0003M + 4.300%	6.5000	06/15/45	452,768
495,000	AerCap Holdings N.V.(d)	H15T5Y + 4.535%	5.8750	10/10/79	489,679
675,000	Aircastle Ltd.(b),(d)	H15T5Y + 4.410%	5.2500	09/15/71	641,135
900,000	Ally Financial, Inc.(c)		6.7000	02/14/33	881,437
1,505,000	Apollo Commercial Real Estate Finance, Inc.(b)		4.6250	06/15/29	1,247,542
795,000	Avolon Holdings Funding Ltd.(b)		6.3750	05/04/28	801,292
127,000	Bread Financial Holdings, Inc.(b)		7.0000	01/15/26	127,983
1,444,000	Bread Financial Holdings, Inc.(b)		9.7500	03/15/29	1,503,382
660,000	Burford Capital Global Finance, LLC(b)		6.2500	04/15/28	635,705
370,000	Burford Capital Global Finance, LLC(b)		9.2500	07/01/31	386,291
1,500,000	Cobra AcquisitionCo, LLC(b),(c)		6.3750	11/01/29	1,245,338
900,000	Credit Acceptance Corporation(b)		9.2500	12/15/28	955,363
430,000	Enova International, Inc.(b)		8.5000	09/15/25	429,253
585,000	Enova International, Inc.(b)		11.2500	12/15/28	621,305
512,000	FirstCash, Inc.(b)		4.6250	09/01/28	473,507
229,000	FirstCash, Inc.(b)		5.6250	01/01/30	216,346
330,000	FirstCash, Inc.(b)		6.8750	03/01/32	325,936
465,000	Genworth Mortgage Holdings, Inc.(b)		6.5000	08/15/25	464,919
209,000	goeasy Ltd.(b)		4.3750	05/01/26	200,394
750,000	goeasy Ltd.(b)		7.6250	07/01/29	754,728
501,000	Ladder Capital Finance Holdings LLLP / Ladder(b)		4.2500	02/01/27	464,304
1,024,000	LFS Topco, LLC(b),(c)		5.8750	10/15/26	952,559
387,000	OneMain Finance Corporation(c)		5.3750	11/15/29	358,350
1,075,000	Pattern Energy Operations, L.P. / Pattern Energy(b)		4.5000	08/15/28	962,419
					15,591,935

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 95.9% (Continued)
	STEEL — 0.6% (Continued)
433,000	Allegheny Technologies, Inc.		4.8750	10/01/29	$403,669
95,000	Cleveland-Cliffs, Inc.		6.2500	10/01/40	80,032
477,000	Commercial Metals Company		3.8750	02/15/31	415,583
					899,284
	TECHNOLOGY HARDWARE — 2.6%
725,000	Imola Merger Corporation(b)		4.7500	05/15/29	667,809
850,000	NCR Corporation(b)		5.1250	04/15/29	781,939
700,000	Seagate HDD Cayman		4.0910	06/01/29	636,613
1,005,000	TTM Technologies, Inc.(b),(c)		4.0000	03/01/29	899,735
1,600,000	Viasat, Inc.(b),(c)		7.5000	05/30/31	1,132,044
					4,118,140
	TECHNOLOGY SERVICES — 2.7%
868,000	Acuris Finance US, Inc. / Acuris Finance S.A.RL(b)		5.0000	05/01/28	788,204
1,255,000	Ahead DB Holdings, LLC(b),(c)		6.6250	05/01/28	1,141,623
460,000	GTCR W-2 Merger Sub, LLC(b)		7.5000	01/15/31	475,123
880,000	ION Trading Technologies Sarl(b)		5.7500	05/15/28	804,649
700,000	Mobius Merger Sub, Inc.(b)		9.0000	06/01/30	691,419
620,000	MPH Acquisition Holdings, LLC(b)		5.7500	11/01/28	456,096
					4,357,114
	TELECOMMUNICATIONS — 3.6%
2,485,000	Altice France S.A.(b),(c)		5.5000	10/15/29	1,629,589
1,300,000	C&W Senior Financing DAC(b)		6.8750	09/15/27	1,232,465
442,000	Cogent Communications Group, Inc.(b)		7.0000	06/15/27	436,804
652,000	Connect Finco S.A.RL / Connect US Finco, LLC(b)		6.7500	10/01/26	632,081
1,190,000	Iliad Holding S.A.SU(b),(c)		7.0000	10/15/28	1,164,554
760,000	Telesat Canada / Telesat, LLC(b)		4.8750	06/01/27	346,415
425,000	Vmed O2 UK Financing I plc(b)		7.7500	04/15/32	419,731
					5,861,639

	TRANSPORTATION & LOGISTICS — 3.5%
765,000	Air Canada(b),(c)		3.8750	08/15/26	726,431
725,000	American Airlines, Inc.(b),(c)		7.2500	02/15/28	730,870
510,000	American Airlines, Inc.(b)		8.5000	05/15/29	532,882

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 95.9% (Continued)
	TRANSPORTATION & LOGISTICS — 3.5% (Continued)
1,270,000	Cargo Aircraft Management, Inc.(b),(c)		4.7500	02/01/28	$1,149,483
1,487,419	Hawaiian Brand Intellectual Property Ltd. /(b),(c)		5.7500	01/20/26	1,396,578
271,000	United Airlines, Inc.(b)		4.3750	04/15/26	260,780
835,000	United Airlines, Inc.(b)		4.6250	04/15/29	771,469
					5,568,493
	WHOLESALE - CONSUMER STAPLES — 1.5%
2,208,000	C&S Group Enterprises, LLC(b)		5.0000	12/15/28	1,703,348
285,000	Performance Food Group, Inc.(b)		5.5000	10/15/27	276,312
435,000	Performance Food Group, Inc.(b)		4.2500	08/01/29	390,166
					2,369,826
	TOTAL CORPORATE BONDS (Cost $158,724,687)				154,722,615

	SHORT-TERM INVESTMENTS — 22.9%
	MONEY MARKET FUND – 0.4%
609,634	First American Government Obligations Fund, Class Z, 5.18%(e)				609,634

	COLLATERAL FOR SECURITIES LOANED – 22.50%
36,283,870	Mount Vernon Liquid Assets Portfolio, LLC, 5.43%((e), (f)				36,283,870
	TOTAL SHORT-TERM INVESTMENTS (Cost $36,893,504)				36,893,504

	TOTAL INVESTMENTS - 119.9% (Cost $196,815,124)				$193,368,669
	LIABILITIES IN EXCESS OF OTHER ASSETS - (19.9)%				(32,108,011)
	NET ASSETS - 100.0%				$161,260,658

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

S/A	- Société Anonyme

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

US0003M	ICE LIBOR USD 3 Month

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024 the total market value of 144A securities is 139,054,082 or 86.2% of net assets.

(c)	All or a portion of these securities are on loan. Total loaned securities had a value of $35,426,507 at April 30, 2024.

(d)	Variable rate security; the rate shown represents the rate on April 30, 2024.

(e)	Rate disclosed is the seven day effective yield as of April 30, 2024.

(f)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(g)	Level 3 securities fair value under procedures established by the Board of Trustees, represents 1.1% of net assets. The total value of these securities is $1,752,550.

See accompanying notes which are an integral part of these financial statements.

Dunham International Opportunity Bond Fund (Unaudited)
Message from the Sub-Adviser (Virtus Fixed Income Advisers, LLC)

Asset Class Recap

After being outpaced in the first fiscal quarter by the 13.3 percent rally in foreign equities, as measured by the MSCI All Country World ex US Index (net), the second fiscal quarter resulted in foreign equities gaining even more ground against foreign bonds. In the second fiscal quarter, foreign equities rose 3.8 percent while foreign bonds, as measured by the Bloomberg Global Aggregate Bond ex US Index Hedged, decreased 0.2 percent. When combining both fiscal quarters, foreign equities boasted an overall return of 17.7 percent while foreign bonds had increased 5.0 percent. When comparing foreign bonds to US investment-grade bonds, as measured by the Bloomberg US Aggregate Bond Index, foreign bonds made up nearly all of their relative losses in the second fiscal quarter, as US investment-grade bonds ended the six-month period up 5.0 percent, as well. Developed market government and investment-grade corporate bonds continued to be meaningfully affected by both the US Treasury yield curve as well as the actions of their own central banks. In the most recent fiscal quarter, the US Federal Open Market Committee has communicated that it will eventually reduce interest rates, but generally stubborn inflation and a lack of substantial deterioration in the strength of the US economy has allowed the US Federal Open Market Committee to delay these rate reductions. Foreign central banks have also shifted hawkish stances to be more accommodative in order to help rebound from or avoid local recessions, although their aggressiveness in rate reductions have been tempered by the recent lack of urgency in US rate cuts. The general delay in easing monetary policies resulted in higher risk bond categories such as foreign high-yield bonds, as measured by the Bloomberg Pan-European High-Yield Total Return Index Unhedged, and emerging market debt, as measured by the Bloomberg Emerging Markets USD Aggregate Total Return Index Unhedged, having a muted to slightly negative second fiscal quarter. During the second fiscal quarter, foreign high-yield bonds declined 0.9 percent while emerging market debt rose 0.4 percent. Over the six-month period ended April 30, 2024, these two foreign bond sectors rose 9.1 percent and 9.6 percent, respectively.

Allocation Review

The Fund’s exposure to emerging markets debt increased since the beginning of the fiscal year from close to 45 percent to over 51 percent. This increase coincided with the outperformance of emerging markets debt over developed markets in the first fiscal quarter as well as outperformance in the second fiscal quarter. Within the emerging market debt allocation, the Fund had an approximate 28 percent allocation to emerging market corporate bonds and 25 percent allocation to emerging market hard currency debt, which were the best performing exposures within the Fund during the second fiscal quarter. The Fund’s exposure to high-yield bonds slightly decreased from approximately 55 percent to 53 percent. The high-yield exposure was split across developed market countries and emerging markets, so some of the high-yield allocation was affected by the emerging market debt exposure’s tailwind. The Fund continued to have a lower overall duration than the benchmark index, ending the most recent fiscal quarter with a duration nearly 0.9 years shorter than the benchmark index. This is slightly tighter than the duration difference at the beginning of the fiscal year. The Fund’s significantly higher exposure to high- yield debt and emerging markets bonds versus the benchmark generally results in a lower duration due to the yield premium generally offered along with the higher risk associated with those bond categories. However, the Sub-Adviser uses futures contracts on major developed market bond indices to quickly dial up or down long-term bond exposure in order to maintain an overall duration target for the Fund. These futures contracts provided mixed results over the fiscal period due to the Sub-Adviser taking both long and short positions in various foreign government bond contracts to manage the overall duration of the Fund close to 6.0 years.

Holdings Insights

Within developed markets, the Fund continued to hold multiple bonds from the same issuer, including Altice France Holding S.A. 8%, due 5/15/2027 (BMPRSJ4) (holding weight*: 0.05 percent), Altice France S.A. 2.125%, due 2/15/2025 144A (BK4GQX8) (holding weight*: 0.15 percent), and Altice France S.A. 2.125%, due 2/15/2025 REGS (BL974Q2) (holding weight*: 0.15 percent). Altice France S.A. is a multinational telecommunications and mass media company. During the second fiscal quarter, the holding company debt of Altice France Holding S.A. plummeted 38.8 percent while the Altice France S.A. bonds maturing early next year only declined 5.2 percent and 5.1 percent, respectively. This brought the six-month performance of the holding company down to a negative 38.0 percent and the short-term bonds’ six-month performance to a negative 2.9 percent and 2.6 percent, respectively. The Fund also continued to hold Grifols S.A. 3.2%, due 5/01/2025 (BZ1DYH7) (holding weight*: 0.18 percent), a Spanish multinational pharmaceutical and chemical manufacturer. Although the Spain Government Bond 2.7%, due 10/31/2048 (BFX1703) (holding weight*: 0.34 percent) declined 0.8 percent over the second fiscal quarter, the performance over the six-month period was still a positive 5.7 percent. The Grifols bond increased 5.3 percent over the second fiscal quarter, bringing its performance since the start of the fiscal year up to 14.0 percent. One of the Fund’s largest individual government bond holdings continued to be the Italy Buoni Poliennali Del Tesoro 2.8%, due 12/01/2028 (BF2F3M0) (holding weight*: 1.21 percent), which decreased 0.7 percent during the second fiscal quarter, but still finished the six-month period up 4.7 percent.

As the energy sector experienced some tailwinds over the fiscal quarter, some of the stronger performing holdings in the Fund were found in the energy sector. Despite having its headquarters in Ireland, Tullow Oil Plc 7%, due 3/1/2025 (899415AE3) (holding weight*: 1.01 percent), is an independent oil and gas exploration and production company with its primary operations in West Africa. In addition, the Fund held PDVSA 9%, due 11/17/21 (P7807HAP0) (holding weight*: 0.21 percent), the Venezuelan state-owned oil and natural gas company. During the second fiscal quarter, the Tullow Oil Plc bond rose 4.0 percent, bringing its six-month performance to 27.6 percent. However, the PDVSA bonds surged 19.7 percent during the second fiscal quarter, offsetting poor performance in the first fiscal quarter, resulting in a positive 3.6 percent over the six-month period. Another contributor to Fund performance over the period was the Pakistan Government International Bond 6%, due 4/8/2026 (695847AS2) (holding weight*: 0.39 percent), which jumped 17.9 percent in the second fiscal quarter, compounding its strong performance in the first fiscal quarter to result in a 71.2 percent return over the six-month period ended April 30, 2024. The Sub-Adviser continued to implement a duration management strategy that included shorting US Treasury futures such as the CBOT 10 Year US Treasury Note 6/18/2024 (TYM4 COM) (holding notional weight*: -7.87 percent). As US Treasuries tumbled with the less aggressive US rate-cutting outlook, the position rallied since this position was established during the second fiscal quarter and contributed nearly 0.2 percent to the overall Fund performance. Similarly, the long position in the Eurex 10 Year Euro BUND Future 6/6/2024 (RXM4 COM) (holding notional weight*: 9.88 percent) detracted approximately the same amount from Fund performance.

Sub-Adviser Outlook

The Sub-Adviser continues to closely monitor how global central banks, including the United States, attempt to control inflation while mitigating local recessions. As investor expectations around central bank activity change as new data is released, the Sub-Adviser is seeking to capitalize on opportunities that may arise in the bond market. The Sub-Adviser has attempted to keep its exposure to duration closer to the benchmark index while it also pursues a significantly higher exposure to high-yield bonds and debt issued by emerging markets companies and governments. Therefore, meaningful volatility may continue in the foreign bond market, as well as the Fund, but the Sub-Adviser believes that retaining the flexibility to invest in both emerging and developed markets, as well as both corporate bonds and sovereign debt, will allow the Fund to take advantage of opportunities as volatility brings dispersion across sectors and regions.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2024.

Dunham International Opportunity Bond Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2024

The Fund’s performance figures* for each of the periods ended April 30, 2024, compared to its benchmarks:

			Annualized	Annualized
	6 Month Return	1 Year Return	5 Year Return	10 Year Return
Class N	8.93%	9.24%	0.51%	(0.68)%
Class A with Load 4.50%	3.94%	4.22%	(0.61)%	(1.37)%
Class A without load	8.89%	9.08%	0.30%	(0.91)%
Class C	8.61%	8.53%	(0.21)%	(1.40)%
Bloomberg Global Aggregate Bond ex-US Index Hedged (a)	3.92%	(3.56)%	(2.88)%	(1.77)%
Morningstar Global Bond Category (b)	4.86%	(0.63)%	(1.07)%	0.06%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.69% for Class N, 2.44% for Class C and 1.94% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The Bloomberg Global Aggregate Bond ex-US Index Hedged is designed to be a broad-based measure of the global investment-grade, fixed rate, fixed income corporate markets outside the United States. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Global Bond Category is generally representative of funds that invest at least 40% of bonds in foreign markets.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Netherlands	10.2%
United States	9.7%
Great Britain	9.3%
Mexico	5.5%
Spain	5.1%
France	4.0%
Italy	3.4%
Germany	3.2%
Turkey	3.1%
Cayman Islands	3.0%
Other Countries	43.5%
Total	100.0%

*    Based on total value of investments as of April 20, 2024. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 0.0%(a)
	RESIDENTIAL MORTGAGE — 0.0%(a)
10,417 EUR	Fondo de Titulizacion de Activos Santander Series 2 A(d)	EUR003M + 0.150%	4.0540	01/18/49	$10,964

	TOTAL ASSET BACKED SECURITIES (Cost $11,047)				10,964

	CORPORATE BONDS — 66.0%
	AEROSPACE & DEFENSE — 0.3%
200,000 EUR	Airbus S.E.		2.3750	04/07/32	198,824

	APPAREL & TEXTILE PRODUCTS — 0.3%
200,000 EUR	Kering S.A.		3.8750	09/05/35	213,326

	ASSET MANAGEMENT — 1.0%
5,000 USD	Blue Owl Credit Income Corporation(c)		6.6500	03/15/31	4,814
200,000 USD	Huarong Finance II Company Ltd.		4.8750	11/22/26	190,250
300,000 EUR	JAB Holdings BV		1.0000	12/20/27	290,220
171,000 USD	MDGH GMTN RSC Ltd.(c)		5.8750	05/01/34	175,707
					660,991
	AUTOMOTIVE — 3.2%
200,000 GBP	Aston Martin Capital Holdings Ltd.(c)		10.3750	03/31/29	249,616
300,000 EUR	Daimler A.G.		0.7500	02/08/30	278,107
310,000 EUR	Grupo Antolin-Irausa S.A.		3.3750	04/30/26	307,518
120,000 EUR	Grupo Antolin-Irausa S.A.		3.5000	04/30/28	100,781
200,000 USD	Hyundai Capital America(c)		3.0000	02/10/27	185,982
100,000 USD	Hyundai Capital America(c)		6.5000	01/16/29	103,012
176,000 USD	Iochpe-Maxion Austria GmbH / Maxion Wheels de(c)		5.0000	05/07/28	157,403
225,000 USD	Nissan Motor Acceptance Company, LLC(c)		7.0500	09/15/28	231,167
169,000 USD	Uzauto Motors AJ(c)		4.8500	05/04/26	157,846
200,000 EUR	Volkswagen International Finance N.V.		1.8750	03/30/27	202,401
100,000 EUR	ZF Finance GmbH		3.7500	09/21/28	102,591
					2,076,424
	BANKING — 8.7%
223,000 USD	Access Bank plc(c)		6.1250	09/21/26	207,390

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 66.0% (Continued)
	BANKING — 8.7% (Continued)
250,000 EUR	AIB Group PLC		2.2500	07/03/25	$262,621
300,000 EUR	Banco Bilbao Vizcaya Argentaria S.A.		3.5000	02/10/27	316,856
92,000 USD	Banco Davivienda S.A.(c),(d)	H15T10Y + 5.097%	6.6500	04/22/71	64,515
139,000 USD	Banco Davivienda S.A.(d)	H15T10Y + 5.097%	6.6500	04/22/71	97,474
622,000 USD	Banco Mercantil del Norte S.A.(c),(d)	H15T5Y + 4.967%	6.7500	09/27/68	616,433
225,000 USD	Banco Mercantil del Norte S.A.(c),(d)	H15T5Y + 4.643%	5.8750	11/24/71	210,082
200,000 USD	Banco Santander S.A.(d)	H15T1Y + 2.000%	4.1750	03/24/28	190,249
273,000 USD	Bancolombia S.A.(d)	H15T5Y + 2.944%	4.6250	12/18/29	263,739
350,000 USD	Barclays plc		5.0880	06/20/30	330,126
354,000 USD	BBVA Bancomer S.A.(c),(d)	H15T5Y + 2.650%	5.1250	01/18/33	323,562
250,000 USD	BPCE S.A.(c),(d)	SOFRRATE + 2.100%	5.9750	01/18/27	249,556
200,000 EUR	CaixaBank S.A.		4.2500	09/06/30	219,752
225,000 EUR	Cooperatieve Rabobank UA		1.3750	02/03/27	229,672
270,000 USD	Deutsche Bank A.G.(d)	SOFRRATE + 1.219%	2.3110	11/16/27	245,606
100,000 USD	HSBC Holdings PLC(d)	SOFRRATE + 1.290%	1.5890	05/24/27	91,613
240,000 USD	HSBC Holdings PLC(d)	SOFRRATE + 1.187%	2.8040	05/24/32	195,878
200,000 EUR	Intesa Sanpaolo SpA		5.1250	08/29/31	228,489
250,000 EUR	Natwest Group PLC		1.7500	03/02/26	262,082
220,000 USD	NatWest Group plc(d)	H15T5Y + 2.200%	6.4750	06/01/34	220,938
300,000 USD	Societe Generale S.A.(c),(d)	H15T1Y + 1.300%	2.8890	06/09/32	241,531
150,000 USD	Standard Chartered PLC(c),(d)	H15T1Y + 2.580%	6.2960	07/06/34	152,964
150,000 USD	Standard Chartered PLC(c),(d)	H15T5Y + 2.300%	3.2650	02/18/36	123,800
159,000 USD	Yapi ve Kredi Bankasi A/S(c),(e)		9.2500	10/16/28	168,963
95,000 USD	Yapi ve Kredi Bankasi A/S(c),(d)	H15T5Y + 5.278%	9.2500	01/17/34	97,415
					5,611,306
	BEVERAGES — 1.3%
375,000 EUR	Anheuser-Busch InBev S.A./NV		1.1500	01/22/27	376,931
200,000 USD	Bacardi Ltd. / Bacardi-Martini BV(c)		5.2500	01/15/29	194,687
250,000 EUR	Diageo Capital BV		1.5000	06/08/29	243,648
					815,266
	BIOTECH & PHARMA — 2.9%
300,000 EUR	Bayer A.G.		1.3750	07/06/32	255,721

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 66.0% (Continued)
	BIOTECH & PHARMA — 2.9% (Continued)
250,000 GBP	GlaxoSmithKline Capital PLC		1.2500	10/12/28	$270,107
100,000 EUR	Grifols S.A.		3.2000	05/01/25	106,464
110,000 EUR	Grifols S.A.		3.2000	05/01/25	117,110
100,000 EUR	Grifols S.A.		2.2500	11/15/27	94,001
300,000 EUR	Mylan N.V.		3.1250	11/22/28	308,619
300,000 USD	Royalty Pharma plc		3.3000	09/02/40	211,613
200,000 EUR	Takeda Pharmaceutical Company Ltd.		1.0000	07/09/29	187,893
245,000 EUR	Teva Pharmaceutical Finance Netherlands II BV		7.8750	09/15/31	301,435
					1,852,963
	CABLE & SATELLITE — 0.7%
200,000 EUR	Altice Financing S.A.		4.2500	08/15/29	168,849
300,000 EUR	United Group BV		3.1250	02/15/26	310,124
					478,973
	CHEMICALS — 2.4%
200,000 EUR	BASF S.E.		3.7500	06/29/32	214,035
191,000 USD	Braskem Netherlands Finance BV(c),(e)		4.5000	01/10/28	170,697
100,000 EUR	INEOS Quattro Finance 1 PLC		3.7500	07/15/26	103,732
190,000 EUR	INEOS Quattro Finance 1 PLC(c)		3.7500	07/15/26	197,091
200,000 EUR	Nobian Finance BV(c)		3.6250	07/15/26	207,513
100,000 EUR	Nobian Finance BV		3.6250	07/15/26	103,756
89,000 USD	OCP S.A.(c)		7.5000	05/02/54	86,655
462,000 USD	Sasol Financing USA, LLC		4.3750	09/18/26	435,475
					1,518,954
	CONSTRUCTION MATERIALS — 1.5%
450,000 USD	Cemex S.A.B. de C.V.(c),(d)	H15T5Y + 4.534%	5.1250	09/08/69	433,027
200,000 EUR	Holcim Finance Luxembourg S.A.		0.5000	09/03/30	175,186
365,000 USD	Sisecam UK plc(c)		8.2500	05/02/29	371,771
					979,984
	CONTAINERS & PACKAGING — 1.1%
200,000 EUR	Ardagh Metal Packaging Finance USA, LLC / Ardagh		3.0000	09/01/29	172,193
100,000 GBP	Ardagh Packaging Finance plc / Ardagh Holdings		4.7500	07/15/27	61,546
240,000 USD	Smurfit Kappa Treasury ULC(c)		5.2000	01/15/30	234,472
200,000 EUR	Trivium Packaging Finance BV		3.7500	08/15/26	208,912
					677,123

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 66.0% (Continued)
	ELEC & GAS MARKETING & TRADING — 0.5%
350,000 EUR	Orsted A/S		1.5000	11/26/29	$334,133

	ELECTRIC UTILITIES — 6.2%
260,000 USD	Adani Electricity Mumbai Ltd.(c)		3.9490	02/12/30	215,044
400,000 USD	Adani Green Energy Ltd.		4.3750	09/08/24	396,300
91,000 USD	Adani Green Energy UP Ltd. / Prayatna Developers(c)		6.7000	03/12/42	83,959
105,225 USD	Adani Renewable Energy RJ Ltd./Kodangal Solar(c)		4.6250	10/15/39	85,303
144,000 USD	Adani Transmission Step-One Ltd.(c)		4.0000	08/03/26	134,209
89,610 USD	Clean Renewable Power Mauritius Pte Ltd.(c)		4.2500	03/25/27	82,542
24,000 USD	Comision Federal de Electricidad		3.8750	07/26/33	18,907
250,000 USD	Enel Finance International N.V.(c)		5.5000	06/15/52	222,564
300,000 USD	Engie S.A.(c)		5.2500	04/10/29	296,200
285,000 USD	Eskom Holdings SOC Ltd.(c)		7.1250	02/11/25	283,689
97,000 USD	Eskom Holdings SOC Ltd.(c)		8.4500	08/10/28	95,725
287,560 USD	Greenko Dutch BV(c)		3.8500	03/29/26	268,869
200,000 EUR	Iberdrola Finanzas S.A.		1.0000	03/07/25	208,501
126,385 USD	JSW Hydro Energy Ltd.		4.1250	05/18/31	110,393
292,887 USD	Minejesa Capital BV(c)		4.6250	08/10/30	274,182
20,000 USD	Minejesa Capital BV(c)		5.6250	08/10/37	17,340
368,916 USD	Mong Duong Finance Holdings BV(c)		5.1250	05/07/29	352,215
110,000 USD	MSU Energy S.A. / UGEN S.A. / UENSA S.A.(c)		6.8750	02/01/25	85,366
500,000 EUR	National Grid PLC		0.1630	01/20/28	467,787
300,000 EUR	Naturgy Finance BV		1.5000	01/29/28	296,958
8,000 USD	Perusahaan Perseroan Persero PT Perusahaan Listrik		3.3750	02/05/30	7,033
33,000 USD	Star Energy Geothermal Darajat II / Star Energy(c)		4.8500	10/14/38	29,388
					4,032,474
	ELECTRICAL EQUIPMENT — 1.2%
300,000 GBP	Siemens Financieringsmaatschappij N.V.		1.0000	02/20/25	362,665
198,900 EUR	TK Elevator Holdco GmbH		6.6250	07/15/28	202,725
200,000 EUR	Vertical Midco GmbH		4.3750	07/15/27	204,900
					770,290
	ENGINEERING & CONSTRUCTION — 1.0%
405,000 USD	ATP Tower Holdings, LLC / Andean Tower Partners(c)		4.0500	04/27/26	376,965
193,000 USD	IHS Holding Ltd.(c)		6.2500	11/29/28	167,224

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 66.0% (Continued)
	ENGINEERING & CONSTRUCTION — 1.0% (Continued)
112,000 USD	IHS Netherlands Holdco BV(c)		8.0000	09/18/27	$105,812
					650,001
	ENTERTAINMENT CONTENT — 0.5%
260,000 GBP	Pinewood Finco plc(c)		6.0000	03/27/30	316,235

	FOOD — 0.4%
200,000 EUR	Danone S.A.		3.0710	09/07/32	206,507
96,000 USD	Minerva Luxembourg S.A.(c)		4.3750	03/18/31	78,166
					284,673
	HEALTH CARE FACILITIES & SERVICES — 0.8%
250,000 EUR	Catalent Pharma Solutions, Inc.		2.3750	03/01/28	253,804
250,000 USD	Icon Investments Six DAC		5.8490	05/08/29	250,000
					503,804
	HOUSEHOLD PRODUCTS — 0.5%
300,000 EUR	Unilever Finance Netherlands BV		1.7500	03/25/30	294,031

	INDUSTRIAL INTERMEDIATE PROD — 0.4%
262,000 USD	HTA Group Ltd./Mauritius(c)		7.0000	12/18/25	261,856

	INDUSTRIAL SUPPORT SERVICES — 0.5%
200,000 GBP	Motability Operations Group plc		5.6250	01/24/54	252,703
87,920 EUR	Techem Verwaltungsgesellschaft 674 mbH		6.0000	07/30/26	94,059
					346,762
	INSTITUTIONAL FINANCIAL SERVICES — 0.4%
150,000 USD	Nomura Holdings, Inc.		1.6530	07/14/26	137,172
150,000 USD	Nomura Holdings, Inc.		2.1720	07/14/28	130,103
					267,275
	INSURANCE — 0.7%
200,000 EUR	Allianz S.E.		3.0990	07/06/47	206,844
25,000 USD	Nippon Life Insurance Company(c),(d)	H15T5Y + 2.954%	6.2500	09/13/53	25,099
250,000 EUR	NN Group N.V.		1.6250	06/01/27	250,869
					482,812

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 66.0% (Continued)
	INTERNET MEDIA & SERVICES — 1.1%
250,000 EUR	Booking Holdings, Inc.		4.5000	11/15/31	$280,540
210,000 USD	Prosus N.V.(c)		3.0610	07/13/31	168,376
223,000 USD	Prosus N.V.		3.0610	07/13/31	178,799
150,000 USD	Prosus N.V.(c)		3.8320	02/08/51	91,499
					719,214
	LEISURE FACILITIES & SERVICES — 2.1%
200,000 EUR	Accor S.A.		7.2500	10/11/73	234,508
228,000 GBP	CPUK Finance Ltd.		4.8750	08/28/25	280,231
148,000 USD	Melco Resorts Finance Ltd.		5.7500	07/21/28	137,370
10,000 USD	Sands China Ltd.		4.8750	06/18/30	9,009
333,000 USD	Sands China Ltd.		3.7500	08/08/31	272,374
73,000 USD	Studio City Finance Ltd.(c)		6.0000	07/15/25	72,184
384,000 USD	Studio City Finance Ltd.(c)		5.0000	01/15/29	325,660
					1,331,336
	MACHINERY — 0.4%
250,000 EUR	Smiths Group plc		2.0000	02/23/27	253,891

	MEDICAL EQUIPMENT & DEVICES — 0.8%
300,000 EUR	Medtronic Global Holdings SCA		0.7500	10/15/32	258,745
275,000 USD	Smith & Nephew plc		5.4000	03/20/34	265,323
					524,068
	METALS & MINING — 2.0%
6,000 USD	Corp Nacional del Cobre de Chile(c)		5.9500	01/08/34	5,827
62,000 USD	Corp Nacional del Cobre de Chile(c)		6.4400	01/26/36	62,112
98,000 USD	Freeport Indonesia PT		5.3150	04/14/32	92,823
7,000 USD	Freeport Indonesia PT(c)		6.2000	04/14/52	6,575
300,000 EUR	Glencore Capital Finance DAC		1.1250	03/10/28	288,678
200,000 USD	Glencore Funding, LLC(c)		5.6340	04/04/34	193,606
20,000 USD	Indika Energy Capital IV Pte Ltd.(c)		8.2500	10/22/25	20,162
75,000 USD	Indika Energy Capital IV Pte Ltd.		8.2500	10/22/25	75,609
64,000 USD	Indika Energy Tbk P.T.(c)		8.7500	05/07/29	63,221
26,000 USD	Indonesia Asahan Aluminium Persero PT(c)		5.8000	05/15/50	23,080
314,123 USD	Samarco Mineracao S.A.(c)		9.0000	06/30/31	286,814
89,880 USD	Vedanta Resources Finance II plc		13.8750	12/09/28	81,844

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 66.0% (Continued)
	METALS & MINING — 2.0% (Continued)
84,000 USD	WE Soda Investments Holding plc(c)		9.5000	10/06/28	$86,934
					1,287,285
	OIL & GAS PRODUCERS — 10.8%
328,000 USD	3R Lux S.A.RL(c)		9.7500	02/05/31	346,122
59,000 USD	Abu Dhabi Crude Oil Pipeline, LLC(c)		3.6500	11/02/29	54,421
78,000 USD	AI Candelaria Spain S.A.(c)		5.7500	06/15/33	60,396
728,000 USD	AI Candelaria Spain S.A.		5.7500	06/15/33	563,695
37,950 USD	AI Candelaria Spain SLU(c)		7.5000	12/15/28	36,561
442,000 USD	Energean Israel Finance Ltd.		4.8750	03/30/26	416,795
250,000 EUR	Exxon Mobil Corporation		0.5240	06/26/28	238,125
271,000 USD	Geopark Ltd.(c)		5.5000	01/17/27	243,792
337,000 USD	Gran Tierra Energy, Inc.(c),(e)		9.5000	10/15/29	317,265
200,000 USD	KazMunayGas National Company JSC		3.5000	04/14/33	160,288
54,000 USD	KazMunayGas National Company JSC(c)		5.7500	04/19/47	44,828
128,000 USD	KazMunayGas National Company JSC(c)		6.3750	10/24/48	114,173
536,000 USD	Kosmos Energy Ltd.		7.7500	05/01/27	521,778
89,000 USD	Leviathan Bond Ltd.		6.1250	06/30/25	86,779
56,000 USD	Leviathan Bond Ltd.		6.5000	06/30/27	52,683
362,236 USD	MC Brazil Downstream Trading S.A.RL		7.2500	06/30/31	314,071
150,000 USD	Medco Maple Tree Pte Ltd.(c)		8.9600	04/27/29	153,730
1,015,000 USD	PDVSA(b)		9.0000	11/17/21	135,563
76,000 USD	Petroleos del Peru S.A.		4.7500	06/19/32	56,998
77,000 USD	Petroleos Mexicanos		8.7500	06/02/29	74,394
73,000 USD	Petroleos Mexicanos		5.9500	01/28/31	57,636
298,000 USD	Petroleos Mexicanos		6.6250	06/15/35	220,371
13,000 USD	Petroleos Mexicanos		6.6250	06/15/38	8,950
194,000 USD	Petroleos Mexicanos		6.7500	09/21/47	123,960
243,000 USD	Petroleos Mexicanos		6.9500	01/28/60	154,752
78,000 USD	Qatar Petroleum(c)		2.2500	07/12/31	63,539
753,000 USD	SierraCol Energy Andina, LLC(c)		6.0000	06/15/28	652,542
350,000 USD	TotalEnergies Capital S.A.		5.4880	04/05/54	340,583
88,000 USD	Tullow Oil plc		7.0000	03/01/25	85,786
673,000 USD	Tullow Oil PLC(c)		7.0000	03/01/25	656,064
267,000 USD	YPF S.A.(c)		8.5000	07/28/25	260,256

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 66.0% (Continued)
	OIL & GAS PRODUCERS — 10.8% (Continued)
334,000 USD	YPF S.A.(c)		9.5000	01/17/31	$337,867
					6,954,763
	OIL & GAS SERVICES & EQUIPMENT — 1.6%
450,755 USD	MV24 Capital BV(c)		6.7480	06/01/34	414,966
764,333 USD	Poinsettia Finance Ltd.		6.6250	06/17/31	640,835
					1,055,801
	PUBLISHING & BROADCASTING — 0.7%
200,000 EUR	Bertelsmann S.E. & Company KGaA		3.5000	05/29/29	211,703
250,000 EUR	Informa PLC		2.1250	10/06/25	260,099
					471,802
	REAL ESTATE OWNERS & DEVELOPERS — 1.3%
700,000 USD	China SCE Group Holdings Ltd.(b)		7.0000	05/02/25	34,125
200,000 USD	Country Garden Holdings Company Ltd.		4.8000	08/06/30	13,500
400,000 USD	Longfor Group Holdings Ltd.		3.9500	09/16/29	240,170
330,000 USD	MAF Global Securities Ltd.(d)	H15T5Y + 3.539%	6.3750	09/20/70	326,265
250,000 USD	Theta Capital Pte Ltd.		6.7500	10/31/26	205,313
					819,373
	REIT — 0.4%
230,000 GBP	Iron Mountain UK plc		3.8750	11/15/25	279,938

	RENEWABLE ENERGY — 1.0%
535,000 USD	Aydem Yenilenebilir Enerji A/S(c)		7.7500	02/02/27	517,773
102,000 USD	Investment Energy Resources Ltd.(c)		6.2500	04/26/29	97,738
					615,511
	RETAIL - CONSUMER STAPLES — 0.3%
200,000 EUR	Carrefour S.A.		4.3750	11/14/31	221,428

	RETAIL - DISCRETIONARY — 1.5%
200,000 EUR	Avis Budget Finance plc(c)		7.0000	02/28/29	211,085
150,000 EUR	Avis Budget Finance plc		7.2500	07/31/30	158,251
200,000 GBP	Marks & Spencer plc		3.7500	05/19/26	240,422
391,000 USD	Movida Europe S.A.(c)		7.8500	04/11/29	366,429
					976,187

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 66.0% (Continued)
	SPECIALTY FINANCE — 0.5%
390,000 USD	AerCap Ireland Capital DAC / AerCap Global		3.3000	01/30/32	$325,864

	STEEL — 1.1%
163,000 USD	JSW Steel Ltd.		3.9500	04/05/27	150,328
855,000 USD	Metinvest BV(c)		7.7500	10/17/29	565,711
					716,039
	TECHNOLOGY HARDWARE — 0.4%
250,000 USD	Flex Ltd.		4.8750	06/15/29	239,713

	TECHNOLOGY SERVICES — 0.5%
338,000 USD	Sixsigma Networks Mexico S.A. de CV(c)		7.5000	05/02/25	321,577

	TELECOMMUNICATIONS — 1.5%
100,000 EUR	Altice France Holding S.A.(c)		8.0000	05/15/27	32,291
100,000 EUR	Altice France S.A.(c)		2.1250	02/15/25	95,588
100,000 EUR	Altice France S.A.		2.1250	02/15/25	95,588
16,000 USD	Millicom International Cellular S.A.(c)		4.5000	04/27/31	13,375
87,000 USD	Network i2i Ltd.(d)	H15T5Y + 4.274%	5.6500	04/15/71	86,719
300,000 EUR	Orange S.A.		2.0000	01/15/29	301,287
200,000 EUR	Telefonica Emisiones S.A.		2.5920	05/25/31	199,932
190,000 USD	VF Ukraine PAT via VFU Funding plc(c)		6.2000	02/11/25	150,360
					975,140
	TOBACCO & CANNABIS — 0.5%
165,000 USD	BAT Capital Corporation		4.3900	08/15/37	135,482
150,000 USD	BAT Capital Corporation		7.0810	08/02/53	157,182
					292,664
	TRANSPORTATION & LOGISTICS — 1.0%
200,000 EUR	Abertis Infraestructuras S.A.		2.3750	09/27/27	203,669
6,000 USD	DP World PLC(c)		4.7000	09/30/49	4,790
463,000 USD	Grupo Aeromexico S.A.B. de C.V.(c)		8.5000	03/17/27	454,502
					662,961

	TOTAL CORPORATE BONDS (Cost $45,145,597)				42,673,035

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 27.1%
	GOVERNMENT GUARANTEED — 0.0%(a)
22,400 USD	Brazil Minas SPE via State of Minas Gerais(c)	5.3330	02/15/28	$22,061

	LOCAL AUTHORITY — 0.4%
150,000 CAD	Province of British Columbia Canada	3.2000	06/18/44	87,300
250,000 CAD	Province of Ontario Canada	2.8000	06/02/48	132,250
89,335 USD	Provincia de Buenos Aires/Government Bonds(g)	5.2500	09/01/37	39,642
				259,192
	NON U.S. TREASURY — 6.0%
860,000 AUD	Australia Government Bond	1.2500	05/21/32	441,047
620,000 BRL	Brazil Notas do Tesouro Nacional Serie F	0.0000	01/01/31	114,547
550,000 CAD	Canadian Government Bond	2.2500	06/01/29	372,015
115,200,000 COP	Colombian TES	7.5000	08/26/26	27,986
382,300,000 COP	Colombian TES	6.0000	04/28/28	85,083
880,000,000 IDR	Indonesia Treasury Bond	8.7500	05/15/31	58,589
612,000,000 IDR	Indonesia Treasury Bond	8.2500	05/15/36	40,743
76,000 EUR	Ireland Government Bond	5.4000	03/13/25	82,377
50,000 EUR	Ireland Government Bond	0.9000	05/15/28	49,543
130,000 EUR	Ireland Government Bond	1.3000	05/15/33	121,561
750,000 EUR	Italy Buoni Poliennali Del Tesoro	2.8000	12/01/28	781,363
640,000 EUR	Italy Buoni Poliennali Del Tesoro(c)	2.4500	09/01/33	613,562
180,000 EUR	Italy Buoni Poliennali Del Tesoro	5.0000	08/01/39	210,127
235,000 EUR	Italy Buoni Poliennali Del Tesoro	5.0000	09/01/40	274,280
680,000 MXN	Mexican Bonos	7.7500	05/29/31	35,208
720,000 MXN	Mexican Bonos	8.5000	11/18/38	37,284
1,860,000 MXN	Mexican Bonos	7.7500	11/13/42	87,726
170,000 EUR	Spain Government Bond	4.2000	01/31/37	194,433
250,000 EUR	Spain Government Bond	2.7000	10/31/48	220,130
				3,847,604
	SOVEREIGN — 20.2%
143,000 USD	Angolan Government International Bond(c)	8.7500	04/14/32	129,750
177,000 USD	Angolan Government International Bond(c)	9.3750	05/08/48	150,958
51,000 USD	Angolan Government International Bond(c)	9.1250	11/26/49	42,563
790,000 USD	Argentine Republic Government International Bond(g)	0.7500	07/09/30	458,998

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 27.1% (Continued)
	SOVEREIGN — 20.2% (Continued)
97,000 USD	Argentine Republic Government International Bond(g)	3.6250	07/09/35	$44,749
200,000 USD	Bahrain Government International Bond	6.7500	09/20/29	199,461
112,000 USD	Bahrain Government International Bond(c)	5.6250	09/30/31	103,488
60,000 USD	Bahrain Government International Bond(c)	5.2500	01/25/33	52,340
283,000 USD	Bahrain Government International Bond(c)	5.6250	05/18/34	248,688
73,000 USD	Bahrain Government International Bond(c)	7.5000	02/12/36	72,701
26,000 USD	Bermuda Government International Bond(c)	4.7500	02/15/29	24,912
550,000 BRL	Brazilian Government International Bond	10.2500	01/10/28	107,161
39,000 USD	Brazilian Government International Bond	4.5000	05/30/29	36,368
35,000 USD	Brazilian Government International Bond	6.2500	03/18/31	34,768
230,000 USD	Brazilian Government International Bond	6.0000	10/20/33	220,149
35,000 USD	Brazilian Government International Bond	5.0000	01/27/45	26,452
269,000 USD	Brazilian Government International Bond	4.7500	01/14/50	190,261
299,000 USD	Brazilian Government International Bond	7.1250	05/13/54	286,201
5,000 USD	Chile Government International Bond	2.7500	01/31/27	4,644
8,000 USD	Chile Government International Bond	2.4500	01/31/31	6,680
9,000 USD	Chile Government International Bond	4.9500	01/05/36	8,400
4,000 USD	Chile Government International Bond	3.1000	05/07/41	2,813
3,000 USD	Chile Government International Bond	4.3400	03/07/42	2,502
71,000 USD	Chile Government International Bond	3.8600	06/21/47	52,799
4,000 USD	Chile Government International Bond	3.1000	01/22/61	2,352
100,000 EUR	Colombia Government International Bond	3.8750	03/22/26	105,491
60,000 USD	Colombia Government International Bond	4.5000	03/15/29	54,008
55,000 USD	Colombia Government International Bond	3.0000	01/30/30	44,338
77,000 USD	Colombia Government International Bond	7.5000	02/02/34	75,947
55,000 USD	Colombia Government International Bond	8.0000	11/14/35	55,650
32,000 USD	Colombia Government International Bond	6.1250	01/18/41	26,377
173,000 USD	Colombia Government International Bond	4.1250	02/22/42	110,669
66,000 USD	Colombia Government International Bond	5.6250	02/26/44	49,827
238,000 USD	Colombia Government International Bond	5.0000	06/15/45	164,946
33,000 USD	Colombia Government International Bond	5.2000	05/15/49	22,871
131,000 USD	Colombia Government International Bond	3.8750	02/15/61	71,154
85,000 USD	Costa Rica Government International Bond(c)	6.5500	04/03/34	86,294
46,000 USD	Dominican Republic International Bond	5.5000	02/22/29	43,880

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 27.1% (Continued)
	SOVEREIGN — 20.2% (Continued)
43,000 USD	Dominican Republic International Bond(c)	4.5000	01/30/30	$38,556
178,000 USD	Dominican Republic International Bond	4.8750	09/23/32	156,284
236,000 USD	Dominican Republic International Bond(c)	4.8750	09/23/32	207,207
82,000 USD	Dominican Republic International Bond(c)	7.4500	04/30/44	83,706
41,000 USD	Dominican Republic International Bond	6.5000	02/15/48	37,598
114,000 USD	Dominican Republic International Bond	5.8750	01/30/60	93,202
80,000 USD	Ecuador Government International Bond(c),(h)	0.0000	07/31/30	43,787
44,000 USD	Ecuador Government International Bond(c),(g)	6.0000	07/31/30	31,058
694,000 USD	Ecuador Government International Bond(g)	6.0000	07/31/30	489,876
2,000 USD	Ecuador Government International Bond(g)	3.5000	07/31/35	1,103
15,000 USD	Ecuador Government International Bond(g)	2.5000	07/31/40	7,710
9,000 USD	Egypt Government International Bond(c)	8.8750	05/29/50	7,101
1,244,000 USD	Egypt Government International Bond(c)	7.5000	02/16/61	850,709
117,000 USD	El Salvador Government International Bond	6.3750	01/18/27	104,193
49,000 USD	El Salvador Government International Bond	8.2500	04/10/32	39,430
50,000 USD	El Salvador Government International Bond	7.6500	06/15/35	36,309
113,000 USD	Ethiopia International Bond(c)	6.6250	12/11/24	80,053
44,000 USD	Export-Import Bank of India	2.2500	01/13/31	35,500
24,000 USD	Export-Import Bank of India	5.5000	01/18/33	23,561
2,000 USD	Finance Department Government of Sharjah(c)	4.0000	07/28/50	1,247
12,333 USD	Gabon Government International Bond(c)	6.3750	12/12/24	12,238
62,000 USD	Gabon Government International Bond(c)	6.9500	06/16/25	59,886
11,000 USD	Ghana Government International Bond(c)	6.3750	02/11/27	5,326
263,000 USD	Ghana Government International Bond(c)	10.7500	10/14/30	172,278
92,000 USD	Ghana Government International Bond(c)	8.6250	04/07/34	44,988
18,000 USD	Ghana Government International Bond(c)	8.9500	03/26/51	8,746
303,000 USD	Guatemala Government Bond	6.1250	06/01/50	266,724
94,000 USD	Hazine Mustesarligi Varlik Kiralama A/S(c)	8.5090	01/14/29	99,036
98,000 USD	Hungary Government International Bond(c)	6.1250	05/22/28	99,155
30,000 USD	Hungary Government International Bond(c)	6.2500	09/22/32	30,313
36,000 USD	Hungary Government International Bond(c)	5.5000	03/26/36	33,669
14,000 USD	Indonesia Government International Bond	4.5500	01/11/28	13,587
5,000 USD	Indonesia Government International Bond	4.6500	09/20/32	4,712
146,000 USD	Indonesia Government International Bond	4.8500	01/11/33	139,696

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 27.1% (Continued)
	SOVEREIGN — 20.2% (Continued)
6,000 USD	Indonesia Government International Bond	4.2000	10/15/50	$4,757
250,000 USD	Iraq International Bond	5.8000	01/15/28	234,168
100,000 EUR	Ivory Coast Government International Bond(c)	5.8750	10/17/31	96,646
24,000 USD	Ivory Coast Government International Bond(c)	8.2500	01/30/37	23,004
100,000 EUR	Ivory Coast Government International Bond	6.6250	03/22/48	83,733
58,000 USD	Jordan Government International Bond(c)	7.7500	01/15/28	57,965
123,000 USD	Jordan Government International Bond(c)	7.5000	01/13/29	121,473
80,000 USD	Jordan Government International Bond(c)	7.3750	10/10/47	68,437
20,000 USD	Kazakhstan Government International Bond(c)	6.5000	07/21/45	21,940
194,000 USD	Kenya Government International Bond(c)	8.0000	05/22/32	177,631
509,000 USD	Lebanon Government International Bond(b)	6.1000	10/04/22	33,390
72,000 USD	Lebanon Government International Bond(b)	6.4000	05/26/23	4,716
156,000 USD	Lebanon Government International Bond(b)	6.1500	06/19/23	10,234
11,000 USD	Magyar Export-Import Bank Zrt(c)	6.1250	12/04/27	11,003
11,000 USD	Mexico Government International Bond	4.7500	04/27/32	10,103
32,000 USD	Mexico Government International Bond	4.8750	05/19/33	29,298
105,000 USD	Mexico Government International Bond	6.3500	02/09/35	104,746
112,000 USD	Mexico Government International Bond	4.7500	03/08/44	89,250
1,000 USD	Mexico Government International Bond	6.3380	05/04/53	934
19,000 USD	Mexico Government International Bond	3.7710	05/24/61	11,595
35,000 USD	Nigeria Government International Bond(c)	6.5000	11/28/27	32,506
128,000 USD	Nigeria Government International Bond(c)	6.1250	09/28/28	113,201
270,000 USD	Nigeria Government International Bond(c)	7.8750	02/16/32	236,975
20,000 USD	Nigeria Government International Bond(c)	7.3750	09/28/33	16,661
200,000 USD	Nigeria Government International Bond	7.6250	11/28/47	149,118
331,000 USD	Oman Government International Bond(c)	7.3750	10/28/32	357,715
31,000 USD	Oman Government International Bond(c)	6.5000	03/08/47	30,196
283,000 USD	Pakistan Government International Bond(c)	6.0000	04/08/26	255,507
13,000 USD	Panama Government International Bond	3.8750	03/17/28	11,729
118,000 USD	Panama Government International Bond	2.2520	09/29/32	81,998
26,000 USD	Panama Government International Bond	8.0000	03/01/38	26,562
41,000 USD	Papua New Guinea Government International Bond(c)	8.3750	10/04/28	38,889
184,000 USD	Paraguay Government International Bond	2.7390	01/29/33	145,038
34,000 USD	Paraguay Government International Bond(c)	3.8490	06/28/33	28,798

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 27.1% (Continued)
	SOVEREIGN — 20.2% (Continued)
2,000 USD	Peruvian Government International Bond	2.3920	01/23/26	$1,891
78,000 USD	Peruvian Government International Bond	2.7830	01/23/31	64,943
130,000 USD	Peruvian Government International Bond	3.0000	01/15/34	102,310
28,000 USD	Philippine Government International Bond	2.4570	05/05/30	23,727
2,000 USD	Philippine Government International Bond	1.6480	06/10/31	1,559
2,000 USD	Philippine Government International Bond	6.3750	01/15/32	2,109
98,000 USD	Philippine Government International Bond	5.0000	07/17/33	94,819
4,000 USD	Philippine Government International Bond	2.9500	05/05/45	2,642
1,000 USD	Philippine Government International Bond	4.2000	03/29/47	797
2,000 USD	Philippine Government International Bond	5.9500	10/13/47	2,036
16,000 USD	Qatar Government International Bond(c)	3.7500	04/16/30	14,955
10,000 USD	Qatar Government International Bond(c)	4.4000	04/16/50	8,316
124,286 USD	Republic of Angola Via Avenir Issuer II Ireland	6.9270	02/19/27	119,579
75,000 USD	Republic of Armenia International Bond(c)	3.6000	02/02/31	59,580
53,000 USD	Republic of Kenya Government International Bond(c)	7.0000	05/22/27	51,268
195,000 PLN	Republic of Poland Government Bond	7.5000	07/25/28	51,526
425,000 PLN	Republic of Poland Government Bond	6.0000	10/25/33	106,880
6,000 USD	Republic of Poland Government International Bond	5.7500	11/16/32	6,118
41,000 USD	Republic of Poland Government International Bond	4.8750	10/04/33	39,167
4,047,000 ZAR	Republic of South Africa Government Bond	8.5000	01/31/37	160,813
46,000 USD	Republic of South Africa Government International	4.3000	10/12/28	41,054
344,000 USD	Republic of South Africa Government International	5.8750	04/20/32	306,665
72,000 USD	Republic of South Africa Government International	6.3000	06/22/48	55,439
56,000 USD	Republic of South Africa Government International	5.7500	09/30/49	39,734
277,000 USD	Republic of South Africa Government International	7.3000	04/20/52	234,669
29,000 USD	Republic of Uzbekistan Bond(c)	3.9000	10/19/31	23,218
8,000 EUR	Romanian Government International Bond	2.3750	04/19/27	8,149
1,000 USD	Romanian Government International Bond(c)	6.6250	02/17/28	1,014
51,000 USD	Romanian Government International Bond(c)	7.1250	01/17/33	52,769
59,000 USD	Romanian Government International Bond(c)	6.3750	01/30/34	57,807
2,000 EUR	Romanian Government International Bond	4.1250	03/11/39	1,771
30,000 USD	Saudi Government International Bond(c)	4.3750	04/16/29	28,856
13,000 USD	Saudi Government International Bond(c)	5.5000	10/25/32	13,077
35,000 USD	Saudi Government International Bond(c)	2.2500	02/02/33	27,309

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 27.1% (Continued)
	SOVEREIGN — 20.2% (Continued)
156,000 USD	Saudi Government International Bond(c)	4.8750	07/18/33	$149,634
2,000 USD	Saudi Government International Bond(c)	4.6250	10/04/47	1,644
1,000 USD	Saudi Government International Bond(c)	5.0000	04/17/49	867
48,000 USD	Sri Lanka Government International Bond	6.3500	06/28/24	27,247
395,000 USD	Sri Lanka Government International Bond(c)	7.8500	03/14/29	223,812
259,000 USD	Turkey Government International Bond	9.8750	01/15/28	284,785
171,000 USD	Turkey Government International Bond	9.3750	03/14/29	185,624
75,000 USD	Turkey Government International Bond	9.1250	07/13/30	80,900
207,000 USD	Turkey Government International Bond	5.7500	05/11/47	153,708
326,000 USD	Turkiye Government International Bond	7.6250	05/15/34	322,780
136,000 USD	Ukraine Government International Bond(f)	0.0000	09/01/27	38,840
56,000 USD	Ukraine Government International Bond(c)(f)	7.7500	09/01/27	15,993
455,000 USD	Ukraine Government International Bond(c)(f)	7.7500	09/01/28	128,583
139,000 USD	Ukraine Government International Bond(c)(f)	7.3750	09/25/34	34,924
7,000 USD	Uruguay Government International Bond	4.3750	01/23/31	6,733
425,000 USD	Venezuela Government International Bond(b)	0.0000	08/05/31	92,133
				13,054,843
	SUPRANATIONAL — 0.5%
13,000,000 INR	European Bank for Reconstruction & Development	6.3000	10/26/27	151,906
200,000 EUR	European Investment Bank	1.1250	09/15/36	170,106
				322,012

	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $18,742,584)			17,505,712

Shares
	SHORT-TERM INVESTMENTS — 3.1%
	COLLATERAL FOR SECURITIES LOANED - 0.5%
315,470	Mount Vernon Liquid Assets Portfolio, LLC, 5.43%(i)(j)	315,470

	MONEY MARKET FUNDS - 2.6%
1,677,064	Fidelity Government Portfolio, Class I, 5.19%(i)	1,677,064

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,992,534)	1,992,534

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Fair Value

TOTAL INVESTMENTS - 96.2% (Cost $65,891,762)	$62,182,245
OTHER ASSETS IN EXCESS OF LIABILITIES- 3.8%	2,451,556
NET ASSETS - 100.0%	$64,633,760

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(k)	Value and Unrealized Depreciation
64	Eurex 10 Year Euro BUND Future	06/06/2024	$8,886,764	$(148,259)
6	Eurex 30 Year Euro BUXL Future	06/06/2024	825,705	(25,908)
25	Long Gilt Future	06/26/2024	2,992,265	(56,254)
7	TSE Japanese 10 Year Bond Futures	06/13/2024	6,413,589	(68,911)
	TOTAL FUTURES CONTRACTS			$(299,332)

OPEN FUTURES CONTRACTS
Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount(k)	Value and Unrealized Appreciation
51	CBOT 10 Year US Treasury Note	06/18/2024	$5,479,313	$134,273
16	CBOT 5 Year US Treasury Note	06/28/2024	1,675,875	32,250
4	CBOT US Treasury Bond Futures	06/18/2024	455,250	17,094
13	Euro-BTP Italian Bond Futures	06/06/2024	1,623,474	2,330
	TOTAL FUTURES CONTRACTS			$185,947

CREDIT DEFAULT SWAP AGREEMENTS
Description	Payment Frequency(l)	Counterparty	Fixed Deal (Pay)Rate	Implied Credit Spread	Maturity Date	Notional Value(k)	Fair Value	Amortized Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM SERIES 41	To Buy Quarterly	Citibank	1.00%	177	6/20/2029	$2,330,000	$74,887	$69,061	$5,826
ITRAXX EUROPE CROSSOVER SERIES 41	To Sell Quarterly	Citibank	5.00%	318	6/20/2029	1,770,000	(156,131)	(161,390)	5,259
TOTAL							$(81,244)	$(92,329)	$11,085

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Unrealized Appreciation/ (Depreciation)
To Buy:
Brazilian Real	05/03/2024	JP Morgan Chase	35,000	$6,740	$34
Japanese Yen	05/07/2024	Citi Capital Markets	25,380,000	161,056	(6,995)
Euro	05/08/2024	Citi Capital Markets	270,000	288,286	(2,590)
Australian Dollar	05/22/2024	Citi Capital Markets	560,000	362,974	3,265
Japanese Yen	05/22/2024	JP Morgan Chase	47,800,000	304,059	(6,737)
Euro	07/19/2024	Barclay	493,534	528,666	(660)
				$1,651,781	$(13,683)

To Sell:
Brazilian Real	05/03/2024	JP Morgan Chase	35,000	$6,740	$294
Euro	05/07/2024	Barclay	98,256	104,906	1,112
Euro	05/07/2024	JP Morgan Chase	5,151,539	5,500,212	43,788
Brazilian Real	07/02/2024	JP Morgan Chase	35,000	6,700	(30)
Australian Dollar	07/19/2024	Citi Capital Markets	703,800	456,937	(5,129)
British Pound	07/19/2024	JP Morgan Chase	1,393,300	1,741,893	(7,044)
Canadian Dollar	07/19/2024	JP Morgan Chase	863,100	627,753	(3,039)
Euro	07/19/2024	JP Morgan Chase	12,979,938	13,903,935	(42,459)
Japanese Yen	07/19/2024	Citi Capital Markets	45,107,899	289,480	6,271
				$22,638,556	$(6,236)

Total					$(19,919)

Foreign Currency		Settlement Date	Counterparty	Local Currency Amount Purchased	Local Currency Amount Sold	U.S. Dollar Market Value Buy	U.S. Dollar Market Value Sell	Unrealized Appreciation/ (Depreciation)
To Buy:	To Sell:
British Pound	Euro	5/2/2024	JP Morgan Chase	199,952	234,128	249,868	(249,923)	$(55)
Japanese Yen	Euro	5/20/2024	JP Morgan Chase	80,149,006	490,000	509,670	(523,444)	(13,774)
Euro	British Pound	5/22/2024	JP Morgan Chase	390,000	333,400	416,653	(416,676)	(23)
Euro	British Pound	5/29/2024	Citi Capital Markets	366,000	312,871	391,125	(391,033)	92
British Pound	Euro	7/19/2024	Barclay	5,800	6,769	7,251	(7,251)	—
Euro	British Pound	7/19/2024	Barclay	264,143	227,817	282,947	(284,814)	(1,867)
Euro	British Pound	7/19/2024	JP Morgan Chase	1,173,395	1,005,752	1,256,925	(1,257,383)	(458)
				82,548,296	2,610,737	$3,114,439	$3,130,524	$(16,085)

Total								$(16,085)

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024
A/S	- Anonim Sirketi

LLC	- Limited Liability Company

LTD	- Limited Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

PT	- Perseroan Terbatas

REIT	- Real Estate Investment Trust

S/A	- Société Anonyme

SA de CV	- Sociedad Anonima de Capital Variable

EUR003M	Euribor 3 Month

H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

SOFRRATE	United States Secured Overnight Financing Rate

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

COP	Columbian Peso

EUR	Euro

GBP	British Pound

IDR	Indonesia Rupiah

INR	Indian Rupee

MXN	Mexican Peso

PLN	Polish Zloty

USD	US Dollars

ZAR	South African Rand

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

(a)	Percentage rounds to less than 0.1%.

(b)	Represents issuer in default on interest payments; non-income producing security.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024 the total market value of 144A securities is $23,507,963 or 36.4% of net assets.

(d)	Variable rate security; the rate shown represents the rate on April 30, 2024.

(e)	All or a portion of these securities are on loan. Total loaned securities had a value of $307,033 at April 30, 2024.

(f)	Non-income producing security.

(g)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at April 30, 2024.

(h)	Zero coupon bond.

(i)	Rate disclosed is the seven day effective yield as of April 30, 2024.

(j)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(k)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(l)	If the Fund is a seller of protection and if a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising of the referenced index.

See accompanying notes which are an integral part of these financial statements.

Dunham Large Cap Value Fund (Unaudited)
Message from the Sub-Adviser (Great Lakes Advisors. LLC)

Asset Class Recap

Large cap value stocks continued the positive momentum for the first half of the fiscal year which, despite investors having to digest the notion that the Federal Reserve may be further away from rate cuts than anticipated. Although at a high level inflation has trended downward, monthly CPI data has shown some surprises along the way. Reminding investors that there may be a much bumpier road to the Fed’s 2 percent target, reiterating the idea that the 5.25-5.50 percent Fed Funds Rate could remain unchanged for the entire year. However, market sentiment seems as if investors do not believe for that to be the case. U.S. equities continue to march forward, as resilient corporate profits, innovation around artificial intelligence, and enthusiasm surrounding weight loss drugs have all been reasons provided by bullish investors to support higher valuation multiples in the public markets. Additionally, upward revised GDP growth and the potential for multiple rate cuts may have supported investor confidence in the economy during the period. Large cap value stocks, as measured by the Russell 1000 Value Index, increased 18.4 percent, underperforming their large cap growth counterparts, as measured by Russell 1000 Growth Index, which rose 23.6 percent, for the fiscal period.

Allocation Review

The Sub-Adviser’s investment philosophy is centered on the belief that alpha generation is driven by bottom-up stock selection, rather than taking large sector bets. With that being said, every sector finished positive for the fiscal 6-month period and the spread in returns between the top performing sector, producer durables, and the bottom performing sector, healthcare, was over 17 percent. Thus, the Fund’s slight Underweight to producer durables detracted from the Fund’s relative performance. Since the healthcare sector did not outpace the benchmark as a whole, the Sub-Adviser’s almost 4 percent overweight also detracted from Fund performance from an allocation perspective. The most significant factor that influenced the Fund’s positive relative performance was the Sub-Adviser’s security selection within the technology sector. Exposure to a few securities outside the benchmark enhanced the technology sector’s contribution to Fund performance. However, poor security selection within the energy sector had a negative impact on the Fund’s performance. Additionally, the consumer discretionary sector positively contributed to Fund performance, as strong security selection and a slight underweight both aided relative performance. Similarly, security selection within the financial services and producer durables sectors were both meaningful contributors relatively speaking. On the contrary, poor security selection within the utilities sector acted as a detriment to the Fund’s performance.

Holdings Insight

Within the technology sector, one outperforming position was Micron Technology Inc. (MU) (holding weight*: 1.81 percent), one of the largest semiconductor companies in the world, that specializes in memory and storage chips. Over the fiscal period, MU gained 69.3 percent, partially aided by stronger than expected earnings and optimistic forward guidance, lifted by demand for hardware components essential for artificial intelligence. Another position that contributed to relative Fund performance was Quanta Services, Inc. (PWR) (holding weight*: 1.76 percent), a company that designs, installs, repairs, and maintains network infrastructure across North America and abroad. PWR increased 54.8 percent for the six-month period. Quanta has had greater earnings stability recently, partly due to their focus on smaller projects with less cost associated than when it had prioritized larger scale infrastructure plans. The company is also a beneficiary of rising investment in the US electrical grid. META Platforms, Inc. (META) (holding weight*: 1.47 percent), increased 42.9 percent for the fiscal period. Meta operates as a social technology company that builds applications and technologies that help people connect. Their shares rallied after the company reported profits significantly above expectations. The beat was led by advertising revenue, and the continuation to operate at a leaner cost structure. Investors may see this as an opportunity for the business to grow at a faster pace.

One underperforming position over the fiscal period was Schlumberger N.V. (SLB) (holding weight*: 1.12 percent), a global oilfield services company that fell 13.8 percent, which may have been induced by investors having higher expectations for SLB and their ability to capitalize on the increase in crude oil prices, unfortunately the company did not deliver. The stock also sold off in January after a Saudi Arabian oil company mentioned it was backing away from plans to increase oil production, adversely effecting SLB which provides the equipment essential for oil drilling. Air Products and Chemicals, Inc. (APD) (holding weight*: 0.99 percent), a global company that produces and distributes specialty gases and industrial atmospheric was down 15.2 percent during the period. This decline was driven by weakness in global demand for helium, in particularly China. While there remains, some risk associated with the company’s exposure to bigger projects, the Sub-Adviser believes the stock price is largely discounted from the business intrinsic value. Another position that acted as a detractor from Fund performance was UnitedHealth Group, Inc. (UNH) (holding weight*: 1.28 percent), a leading US health insurer offering a variety of plans and services to group and individual customers nationwide. Recent declines stemmed from a plethora of bad news throughout industry peers and UNH during the period. There were reports that the Department of Justice was opening an antitrust probe into one of UnitedHealth Groups subsidiaries and their physician practices. There was also a scare in the market after a large competitor in the health insurance space surprised investors with an update on elevated utilization within the Medicare channel. UNH fell 9.0 percent throughout the first half of the fiscal year.

Sub-Adviser Outlook

The Sub-Adviser is cautiously optimistic about the opportunity set for the remainder of 2024. The Sub-Adviser believes that the rally in U.S. equity markets off the October 2023 lows acts as a reminder about the dangers of attempted market timing. Corporate earnings have proven resilient and are projected to keep climbing in 2024. Add in the potential for Fed easing, and market momentum may continue to push forward. That being said, investors must recognize that market sentiment can change abruptly, especially given today’s geopolitical and economic circumstances, which also include an upcoming election cycle in the U.S. The Sub-Adviser views that managing a diversified portfolio with a focus on individual security selection is the best way to generate consistent alpha over a full-market cycle. Moving forward, the Sub-Adviser is confident that avoiding landmines is key to positive relative performance. Therefore, ignoring the noise and focusing on corporate fundamentals is critical in identifying companies that exhibit attractive valuations and are resilient enough to navigate the complex environment.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2024.

Dunham Large Cap Value Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2024

The Fund’s performance figures* for each of the periods ended April 30, 2024, compared to its benchmarks:

			Annualized	Annualized
	6 Month Return	1 Year Return	5 Year Return	10 Year Return
Class N	20.27%	14.21%	9.01%	7.96%
Class A with Load 5.75%	13.26%	7.35%	7.46%	7.05%
Class A without Load	20.15%	13.92%	8.74%	7.69%
Class C	19.71%	13.10%	7.93%	6.89%
Russell 1000 Value Index (a)	18.42%	13.42%	8.60%	8.43%
Morningstar Large Cap Value Category (b)	18.02%	14.41%	9.05%	8.28%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.04% for Class N, 2.04% for Class C and 1.29% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The Russell 1000 Value Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Large Cap Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Banking	7.1%
Oil & Gas Producers	7.1%
Medical Equipment & Devices	6.7%
Biotech & Pharma	6.4%
Insurance	5.5%
Collateral For Securities Loaned	4.0%
Health Care Facilities & Services	3.8%
Semiconductors	3.7%
Electric Utilities	3.3%
Others	52.4%
Total	100.0%

*   Based on total value of investments as of April 30, 2024. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 97.8%
	AEROSPACE & DEFENSE - 3.0%
9,115	L3Harris Technologies, Inc.	$1,951,066
26,518	Raytheon Technologies Corporation	2,692,107
		4,643,173
	ASSET MANAGEMENT - 1.7%
3,373	BlackRock, Inc.	2,545,401

	AUTOMOTIVE - 0.9%
31,506	General Motors Company	1,402,962

	BANKING - 7.4%
80,588	Bank of America Corporation	2,982,562
26,030	JPMorgan Chase & Company	4,990,993
16,649	Truist Financial Corporation	625,170
45,223	Wells Fargo & Company	2,682,628
		11,281,353
	BIOTECH & PHARMA - 6.7%
9,633	AbbVie, Inc.	1,566,711
5,367	Amgen, Inc.	1,470,236
33,955	Bristol-Myers Squibb Company	1,491,983
11,644	Johnson & Johnson	1,683,606
30,749	Merck & Company, Inc.	3,973,386
		10,185,922
	CHEMICALS - 2.8%
6,412	Air Products and Chemicals, Inc.	1,515,412
23,487	Corteva, Inc.	1,271,351
21,724	DuPont de Nemours, Inc.	1,574,990
		4,361,753
	CONSTRUCTION MATERIALS - 2.4%
3,726	Martin Marietta Materials, Inc.	2,187,423
8,525	Owens Corning	1,433,990
		3,621,413
	CONSUMER SERVICES - 0.7%
14,412	Service Corp International	1,033,485

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 97.8% (Continued)
	DIVERSIFIED INDUSTRIALS - 1.6%
12,343	Honeywell International, Inc.	$2,378,866

	ELECTRIC UTILITIES - 3.4%
23,432	Duke Energy Corporation(a)	2,302,428
42,979	NextEra Energy, Inc.	2,878,304
		5,180,732
	ELECTRICAL EQUIPMENT - 1.4%
32,530	Johnson Controls International PLC	2,116,727

	ENGINEERING & CONSTRUCTION - 1.8%
10,378	Quanta Services, Inc.	2,683,336

	ENTERTAINMENT CONTENT - 2.7%
38,551	Fox Corporation, Class A(a)	1,195,466
25,736	Walt Disney Company (The)	2,859,269
		4,054,735
	FOOD - 2.5%
37,529	Mondelez International, Inc., A	2,699,836
18,818	Tyson Foods, Inc., Class A	1,141,312
		3,841,148
	HEALTH CARE FACILITIES & SERVICES - 4.0%
9,937	Cencora, Inc.	2,375,440
25,384	CVS Health Corporation	1,718,751
4,032	UnitedHealth Group, Inc.	1,950,278
		6,044,469
	HOUSEHOLD PRODUCTS - 1.9%
17,457	Procter & Gamble Company (The)	2,848,982

	INDUSTRIAL REIT - 0.7%
11,177	Prologis, Inc.	1,140,613

	INFRASTRUCTURE REIT - 1.2%
9,998	American Tower Corporation, A	1,715,258

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 97.8% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES - 2.1%
16,505	Bank of New York Mellon Corporation (The)	$932,367
17,964	Intercontinental Exchange, Inc.	2,313,045
		3,245,412
	INSURANCE - 5.7%
7,575	Berkshire Hathaway, Inc., Class B(b)	3,005,230
23,185	Hartford Financial Services Group, Inc. (The)	2,246,395
11,185	Prudential Financial, Inc.	1,235,719
10,327	Travelers Companies, Inc. (The)	2,190,976
		8,678,320
	INTERNET MEDIA & SERVICES - 3.0%
14,396	Alphabet, Inc., Class A(b)	2,343,381
5,216	Meta Platforms, Inc., Class A	2,243,767
		4,587,148
	LEISURE FACILITIES & SERVICES - 1.0%
9,908	Darden Restaurants, Inc.(a)	1,519,986

	MACHINERY - 2.9%
5,145	Caterpillar, Inc.	1,721,363
5,078	Parker-Hannifin Corporation	2,767,053
		4,488,416
	MEDICAL EQUIPMENT & DEVICES - 7.0%
31,365	Abbott Laboratories	3,323,748
53,624	Avantor, Inc.(b)	1,299,310
7,578	Becton Dickinson and Company	1,777,799
4,336	Stryker Corporation(a)	1,459,064
5,007	Thermo Fisher Scientific, Inc.	2,847,581
		10,707,502
	METALS & MINING - 1.3%
38,704	Freeport-McMoRan, Inc.	1,932,878

	OIL & GAS PRODUCERS - 7.4%
21,660	ConocoPhillips	2,720,929
15,509	EOG Resources, Inc.	2,049,204
42,181	Exxon Mobil Corporation	4,988,747

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 97.8% (Continued)
	OIL & GAS PRODUCERS - 7.4% (Continued)
10,053	Phillips 66	$1,439,690
		11,198,570
	OIL & GAS SERVICES & EQUIPMENT - 1.1%
36,066	Schlumberger N.V.	1,712,414

	RESIDENTIAL REIT - 0.9%
22,043	Equity LifeStyle Properties, Inc.	1,328,972

	RETAIL - CONSUMER STAPLES - 1.0%
9,805	Target Corporation	1,578,409

	RETAIL - DISCRETIONARY - 1.3%
8,654	Lowe’s Companies, Inc.	1,973,025

	SELF-STORAGE REIT - 1.0%
6,134	Public Storage	1,591,466

	SEMICONDUCTORS - 3.9%
1,739	Broadcom, Inc.	2,261,170
24,354	Micron Technology, Inc.	2,751,027
12,738	ON Semiconductor Corporation(a),(b)	893,698
		5,905,895
	SOFTWARE - 2.7%
4,665	Microsoft Corporation	1,816,224
20,534	Oracle Corporation	2,335,743
		4,151,967
	SPECIALTY FINANCE - 1.0%
6,637	American Express Company	1,553,257

	TECHNOLOGY HARDWARE - 1.2%
5,545	Motorola Solutions, Inc.	1,880,587

	TECHNOLOGY SERVICES - 2.6%
23,666	PayPal Holdings, Inc.(b)	1,607,395

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 97.8% (Continued)
	TECHNOLOGY SERVICES - 2.6% (Continued)
5,567	S&P Global, Inc.	$2,314,925
		3,922,320
	TELECOMMUNICATIONS - 1.1%
43,875	Verizon Communications, Inc.	1,732,624

	TRANSPORTATION & LOGISTICS - 2.8%
64,703	CSX Corporation	2,149,434
27,548	Delta Air Lines, Inc.	1,379,328
15,058	Knight-Swift Transportation Holdings, Inc.	696,131
		4,224,893

	TOTAL COMMON STOCKS (Cost $98,942,340)	148,994,389

	SHORT-TERM INVESTMENTS — 6.3%
	COLLATERAL FOR SECURITIES LOANED - 4.1%
6,306,761	Mount Vernon Liquid Assets Portfolio, LLC, 5.43% (Cost $6,306,761)(c)(d)	6,306,761

	MONEY MARKET FUNDS - 2.2%
3,351,243	Invesco Treasury Portfolio, Institutional Class, 5.23% (Cost $3,351,243)(c)	3,351,243

	TOTAL SHORT-TERM INVESTMENTS (Cost $9,658,004)	9,658,004

	TOTAL INVESTMENTS - 104.1% (Cost $108,600,344)	$158,652,393
	LIABILITIES IN EXCESS OF OTHER ASSETS - (4.1)%	(6,277,574)
	NET ASSETS - 100.0%	$152,374,819

LLC	- Limited Liability Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

(a)	All or a portion of these securities are on loan. Total loaned securities had a value of $6,115,111 at April 30, 2024

(b)	Non-income producing security.

(c)	Rate disclosed is the seven day effective yield as of April 30, 2024.

(d)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

Dunham Small Cap Value Fund (Unaudited)
Message from the Sub-Adviser (Boston Partners Global Investors, Inc.)

Asset Class Recap

After investor excitement regarding future interest rate cuts provided a substantially positive backdrop for small cap value stocks since the start of the fiscal year, the prospect of multiple rate cuts dwindled along with the anticipated date of the first cut and stocks generally declined off of their highs. Small cap value stocks, as measured by the Russell 2000 Value Index, surged 26.1 percent before finishing the six-month period that ended April 30, 2024 up 18.1 percent. When considering only the second fiscal quarter, small cap value stocks increased 0.9 percent. Small cap growth stocks, as measured by the Russell 2000 Growth Index, had increased as high as 31.4 percent before ending the same six-month period up 21.3 percent, outpacing their small value counterparts by 3.2 percent. However, small cap value stocks slipped behind their large cap value counterparts, as measured by the Russell 1000 Value Index. Small cap value stocks underperformed large cap value stocks by 3.3 percent during the second fiscal quarter and underperformed large cap value stocks by 0.3 percent since the start of the fiscal year.

Allocation Review

During the second fiscal quarter, the Sub-Adviser to the Fund changed. This resulted in a change in the approach from the previous Sub-Adviser, which attempted to match the Fund’s sector allocation to the benchmark index, where the new Sub-Adviser’s decisions on stock selection could result in meaningful differences between the Fund’s sector allocation and that of the benchmark index. The Sub-Adviser change occurred at the start of April, which saw all sectors drop into negative territory with dispersion between the best and worst performing sector being relatively muted when compared to previous periods. Therefore, the significant underweight in the financial services sector within the Fund versus the benchmark index had little impact, which was similar for the large overweight to the producer durables sector. During the six-month period ended April 30, 2024, the best performing sector within the benchmark index was materials and processing while the worst performing sector was consumer staples. The dispersion in performance between the best-performing sector and worst-performing sector during the six-month period was over 33 percent. However, in April the dispersion between best and worst-performing sectors was less than 7 percent. Therefore, similar to previous fiscal quarters, the Sub-Advisers’ stock selection within each of the small cap value sectors had a greater impact on the Fund’s relative performance over the fiscal period.

Holdings Insights

Primarily due to the change in the Fund’s Sub-Adviser, very few holdings were held for the entire second fiscal quarter, let alone the entire six-month period ended April 30, 2024. However, when considering the holding that were retained for the entire six-month period, those included financial services holdings such as Essent Group Ltd. (ESNT) (holding weight*: 0.61 percent), a holding company that through its subsidiaries offers private mortgage insurance and title insurance, AXIS Capital Holdings Ltd. (AXS) (holding weight*: 0.37 percent), a professional and property insurance provider, and Independent Bank Corporation (IBCP) (holding weight*: 0.54 percent), a regional bank holding company. As the sector in the benchmark index increased nearly 16 percent since the start of the fiscal year, individual holding returns less than that generally detracted from relative Fund performance. For example, despite ESNT and AXS increasing 13.3 percent and 9.1 percent, respectively, both of these holdings detracted from relative performance during the fiscal six-month period. Conversely, as IBCP surged 27.0 percent over the same six-month period, it was one of the stronger contributors to relative performance. The Fund also continued to hold Plymouth Industrial REIT Inc. (PLYM) (holding weight*: 0.89 percent), an owner and operator of distribution centers and warehouses. PLYM only increased 6.8 percent since the start of the fiscal year, which resulted in it being one of the largest relative detractors among the holdings held for the entire period.

The Fund continued to hold Spire, Inc. (SR) (holding weight*: 0.72 percent), a natural gas company that operates in Alabama, Mississippi, and Missouri, JELD-WEN Holding, Inc. (JELD) (holding weight*: 0.50 percent), a manufacturer of windows and doors, and LiveRamp Holdings, Inc. (RAMP) (holding weight*: 1.01 percent), a software-as-a-service company that specializes in data onboarding. Despite returning 13.8 percent and underperforming the benchmark as a whole, SR was one of the stronger performers within the utilities sector, which only increased 5.4 percent over the six-month period. However, the materials and processing sector was the strongest performing sector in the benchmark index, surging nearly 30 percent since the start of the fiscal year. The single holding that the Fund maintained for the entire period was JELD, which increased 80.9 percent, making it one of the best performers within the Fund and contributing positively against the benchmark index. RAMP increased 16.1 percent over the fiscal six-month period, which was less than the technology sector’s return, detracting from relative performance, despite increasing double-digits.

Sub-Adviser Outlook

The new Sub-Adviser completed the implementation of its strategy and approach in April. The updated Fund allocation includes a larger exposure to smaller capitalization stocks within the small cap universe. The Sub-Adviser believes that despite some of the additional risks inherent in the smaller capitalization names, it is confident that it may benefit on average from what it believes are meaningful discounts in valuation. The Sub-Adviser primarily focuses on bottom-up stock selection, attempting to identify small cap value stocks that are trading at a relative discount to their intrinsic value and peers and have an identified catalyst that the Sub-Adviser believes may help the stock to realize its valuation difference. In addition, the new Sub-Adviser has increased the number of holdings within the Fund, diversifying some of the idiosyncratic risk that may be more prevalent in a concentrated stock portfolio.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2024.

Dunham Small Cap Value Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2024

The Fund’s performance figures* for each of the periods ended April 30, 2024, compared to its benchmarks:

			Annualized	Annualized
	6 Month Return	1 Year Return	5 Year Return	10 Year Return
Class N	17.20%	15.22%	5.79%	6.54%
Class A with Load 5.75%	10.30%	8.34%	4.29%	5.65%
Class A without load	17.05%	14.94%	5.53%	6.28%
Class C	16.57%	14.11%	4.74%	5.48%
Russell 2000 Value Index (a)	18.09%	14.03%	5.96%	6.45%
Morningstar Small Cap Value Category (b)	17.61%	15.72%	7.97%	6.66%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.35% for Class N, 2.35% for Class C and 1.60% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The Russell 2000 Value Index is an unmanaged index that measures the performance of small cap companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Small Cap Value Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Banking	9.0%
Transportation & Logistics	8.4%
Engineering & Construction	5.1%
Oil & Gas Services & Equipment	4.4%
Software	4.5%
Specialty Finance	4.1%
Insurance	4.0%
Retail Reit	3.7%
Electrical Equipment	3.2%
Other	53.8%
Total	100.0%

*   Based on total value of investments as of April 30, 2024. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 94.6%
	AEROSPACE & DEFENSE - 1.3%
12,082	Embraer S.A. - ADR(a)	$308,695
25,078	Leonardo DRS, Inc.(a)	539,679
1,915	Moog, Inc., Class A	304,619
		1,152,993
	APPAREL & TEXTILE PRODUCTS - 1.1%
25,249	Gildan Activewear, Inc.	875,130

	AUTOMOTIVE - 0.7%
3,671	Gentherm, Inc.(a)	185,642
20,137	Goodyear Tire & Rubber Company (The)(a)	240,839
29,006	Motorcar Parts of America, Inc.(a)	164,754
		591,235
	BANKING - 9.0%
20,911	Capital Bancorp, Inc.	405,673
18,233	Capital City Bank Group, Inc.	483,539
11,913	Dime Community Bancshares, Inc.	216,817
9,334	Esquire Financial Holdings, Inc.	439,258
30,756	First BanCorporation	530,541
33,052	First Commonwealth Financial Corporation	435,956
16,801	First Foundation, Inc.	92,069
17,226	Horizon Bancorp, Inc.	197,754
17,562	Independent Bank Corporation	435,713
25,453	Investar Holding Corporation	424,556
17,322	MVB Financial Corporation	311,276
13,985	National Bank Holdings Corporation, Class A	457,729
13,739	Northeast Bank	710,582
13,380	OceanFirst Financial Corporation	197,489
16,346	OFG Bancorp	590,255
6,595	Popular, Inc.	560,510
22,606	Premier Financial Corporation	438,104
8,710	Webster Financial Corporation	381,759
		7,309,580
	BIOTECH & PHARMA - 1.2%
8,568	Halozyme Therapeutics, Inc.(a)	326,441

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 94.6% (Continued)
	BIOTECH & PHARMA - 1.2% (Continued)
30,193	Innoviva, Inc.(a)	$456,216
7,435	Pacira BioSciences, Inc.(a)	195,169
		977,826
	CHEMICALS - 2.6%
3,485	Ashland, Inc.	332,225
39,374	Ecovyst, Inc.(a)	371,297
9,685	Huntsman Corporation	231,084
99,629	Rayonier Advanced Materials, Inc.(a)	371,616
48,957	Tronox Holdings PLC, Class A	831,780
		2,138,002
	COMMERCIAL SUPPORT SERVICES - 3.1%
8,930	ABM Industries, Inc.	390,241
70,735	ADT, Inc.	459,778
395,428	Aqua Metals, Inc.(a)	185,456
18,662	Resources Connection, Inc.	206,215
8,740	SP Plus Corporation(a)	446,264
6,675	Stericycle, Inc.(a)	298,573
9,928	V2X, Inc.(a)	482,302
		2,468,829
	CONSTRUCTION MATERIALS - 0.3%
7,131	Summit Materials, Inc., Class A(a)	277,396

	CONSUMER SERVICES - 0.5%
6,011	Stride, Inc.(a)	401,234

	E-COMMERCE DISCRETIONARY - 0.6%
12,222	Overstock.com, Inc.(a)	246,029
4,701	Wayfair, Inc., Class A(a)	235,755
		481,784
	ELECTRIC UTILITIES - 1.8%
10,094	ALLETE, Inc.	597,766
13,521	Portland General Electric Company	584,513
6,251	Unitil Corporation	318,426
		1,500,705

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 94.6% (Continued)
	ELECTRICAL EQUIPMENT - 3.2%
12,054	Allient, Inc.	$354,267
1,747	Argan, Inc.	105,274
565	Atkore International Group, Inc.	99,045
199,778	Babcock & Wilcox Enterprises, Inc.(a)	203,774
20,479	Bloom Energy Corporation, Class A(a)	227,931
2,363	Generac Holdings, Inc.(a)	321,273
955	Mesa Laboratories, Inc.	101,306
25,319	Mirion Technologies, Inc.(a)	275,218
10,767	nLight, Inc.(a)	122,636
15,732	SMART Global Holdings, Inc.(a)	287,424
96,169	SmartRent, Inc.(a)	223,112
16,059	Stoneridge, Inc.(a)	240,564
		2,561,824
	ENGINEERING & CONSTRUCTION - 5.1%
10,871	Arcosa, Inc.	826,412
12,438	Bowman Consulting Group Ltd.(a)	404,111
10,120	Fluor Corporation(a)	408,140
3,372	Frontdoor, Inc.(a)	103,487
7,866	KBR, Inc.	510,818
2,811	MasTec, Inc.(a)	249,308
105,817	Orion Group Holdings, Inc.(a)	752,358
17,809	Tutor Perini Corporation(a)	296,164
6,871	VSE Corporation	536,418
		4,087,216
	ENTERTAINMENT CONTENT - 0.6%
51,687	Reservoir Media, Inc.(a)	462,599

	FOOD - 1.6%
47,789	Nomad Foods Ltd.	863,069
11,212	TreeHouse Foods, Inc.(a)	421,011
		1,284,080
	GAS & WATER UTILITIES - 1.0%
10,405	RGC Resources, Inc.	214,551

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 94.6% (Continued)
	GAS & WATER UTILITIES - 1.0% (Continued)
9,379	Spire, Inc.	$579,529
		794,080
	HEALTH CARE FACILITIES & SERVICES - 3.0%
15,373	Joint Corporation (The)(a)	183,554
22,655	Pennant Group, Inc. (The)(a)	473,716
104,184	Quipt Home Medical Corporation(a)	375,062
9,472	Tenet Healthcare Corporation(a)	1,063,610
36,178	Viemed Healthcare, Inc.(a)	296,298
		2,392,240
	HOME CONSTRUCTION - 1.1%
19,619	JELD-WEN Holding, Inc.(a)	402,190
17,652	Landsea Homes Corporation(a)	203,881
2,139	Masonite International Corporation(a)	283,524
		889,595
	INDUSTRIAL INTERMEDIATE PROD - 1.0%
33,002	Hillman Solutions Corporation(a)	315,499
34,523	Janus International Group, Inc.(a)	497,477
		812,976
	INDUSTRIAL REIT - 0.9%
34,533	Plymouth Industrial REIT, Inc.	721,050

	INSTITUTIONAL FINANCIAL SERVICES - 1.7%
98,130	BGC Group, Inc., Class A	768,358
38,899	Perella Weinberg Partners LP	580,373
		1,348,731
	INSURANCE - 4.0%
4,898	Axis Capital Holdings Ltd.	300,394
35,675	Fidelis Insurance Holdings Ltd.	662,842
4,337	Hanover Insurance Group, Inc. (The)	563,029
15,418	Kemper Corporation	899,023
12,922	NMI Holdings, Inc., Class A(a)	398,773
26,591	Tiptree, Inc.	423,595
		3,247,656

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 94.6% (Continued)
	INTERNET MEDIA & SERVICES - 1.2%
33,796	Cars.com, Inc.(a)	$564,732
130,110	TrueCar, Inc.(a)	343,490
17,850	Vivid Seats, Inc.(a)	93,891
		1,002,113
	LEISURE FACILITIES & SERVICES - 1.5%
20,262	Bowlero Corporation	238,079
44,395	Carrols Restaurant Group, Inc.	422,639
3,767	Dave & Buster’s Entertainment, Inc.(a)	201,158
26,137	Denny’s Corporation(a)	209,619
22,035	El Pollo Loco Holdings, Inc.(a)	187,738
		1,259,233
	LEISURE PRODUCTS - 0.3%
35,527	Clarus Corporation	224,886

	MACHINERY - 2.3%
10,308	Cadre Holdings, Inc.	343,772
9,941	CECO Environmental Corporation(a)	214,924
13,316	Enovis Corporation(a)	735,444
6,443	Manitowoc Company, Inc. (The)(a)	77,960
66,468	Ranpak Holdings Corporation(a)	481,228
		1,853,328
	MEDICAL EQUIPMENT & DEVICES - 1.5%
55,027	Harvard Bioscience, Inc.(a)	210,203
32,656	Orthofix Medical, Inc.(a)	424,529
1,495	Teleflex, Inc.	312,081
17,361	Zimvie, Inc.(a)	263,887
		1,210,700
	METALS & MINING - 3.0%
283,298	Arizona Sonoran Copper Company, Inc.(a)	292,198
58,353	Capstone Copper Corporation(a)	403,924
19,998	Constellium S.E.(a)	393,761
33,271	ERO Copper Corporation(a)	678,395
68,611	Lithium Americas Argentina Corporation(a)	347,858

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 94.6% (Continued)
	METALS & MINING - 3.0% (Continued)
3,799	Warrior Met Coal, Inc.	$259,662
		2,375,798
	MORTGAGE FINANCE - 0.5%
40,976	AGNC Investment Corporation	374,930

	OFFICE REIT - 0.8%
35,238	Equity Commonwealth(a)	659,656

	OIL & GAS PRODUCERS - 1.8%
8,625	Antero Resources Corporation(a)	293,336
120,384	Kosmos Energy Ltd.(a)	682,577
146,352	Saturn Oil & Gas, Inc.(a)	283,828
4,086	SM Energy Company	198,130
		1,457,871
	OIL & GAS SERVICES & EQUIPMENT - 4.4%
13,685	Atlas Energy Solutions, Inc.	303,944
18,720	Kodiak Gas Services, Inc.	508,810
24,354	Matrix Service Company(a)	274,226
21,602	Natural Gas Services Group, Inc.(a)	476,972
37,473	Ranger Energy Services, Inc.	368,734
26,448	Select Water Solutions, Inc., Class A	244,380
46,953	TETRA Technologies, Inc.(a)	201,428
21,826	Thermon Group Holdings, Inc.(a)	696,904
2,695	Tidewater, Inc.(a)	247,536
3,126	Valaris Ltd.(a)	203,378
		3,526,312
	RENEWABLE ENERGY - 0.2%
84,383	Broadwind, Inc.(a)	178,892

	RESIDENTIAL REIT - 0.7%
33,144	UMH Properties, Inc.	527,652

	RETAIL - DISCRETIONARY - 1.1%
28,331	Driven Brands Holdings, Inc.(a)	405,984

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 94.6% (Continued)
	RETAIL - DISCRETIONARY - 1.1% (Continued)
16,592	PetIQ, Inc.(a)	$270,781
11,369	Savers Value Village, Inc.(a)	187,816
		864,581
	RETAIL REIT - 3.6%
36,467	Alpine Income Property Trust, Inc.	544,452
38,413	Brixmor Property Group, Inc.	848,928
26,072	CTO Realty Growth, Inc.	452,349
21,359	Getty Realty Corporation	578,829
31,544	NETSTREIT Corporation	531,516
		2,956,074
	SEMICONDUCTORS - 1.0%
2,765	Silicon Motion Technology Corporation - ADR	204,085
16,589	Tower Semiconductor Ltd.(a)	545,280
		749,365
	SOFTWARE - 4.4%
143,928	Augmedix, Inc.(a)	390,045
28,998	Clarivate PLC(a)	196,027
9,944	Consensus Cloud Solutions, Inc.(a)	115,748
50,889	Immersion Corporation	369,963
431,442	Kaltura, Inc.(a)	530,674
48,447	ON24, Inc.	319,266
41,845	OneSpan, Inc.(a)	452,763
9,804	Phreesia, Inc.(a)	203,335
7,320	Verint Systems, Inc.(a)	221,650
70,890	Vimeo, Inc.(a)	254,495
74,655	VTEX(a)	553,940
		3,607,906
	SPECIALTY FINANCE - 4.1%
12,083	Air Lease Corporation	607,050
9,248	Essent Group Ltd.	489,867
52,082	EZCORP, Inc., Class A(a)	571,860
2,139	Federal Agricultural Mortgage Corporation, Class C	398,132
3,420	First American Financial Corporation	183,209
3,838	FirstCash Holdings, Inc.	433,617

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 94.6% (Continued)
	SPECIALTY FINANCE - 4.1% (Continued)
19,685	International Money Express, Inc.(a)	$398,228
3,216	Stewart Information Services Corporation	199,424
		3,281,387
	STEEL - 2.6%
66,748	Algoma Steel Group, Inc.	510,622
4,727	Commercial Metals Company	254,029
13,001	Metallus, Inc.(a)	267,301
11,444	Northwest Pipe Company(a)	362,203
18,287	Stelco Holdings, Inc.	530,113
7,538	Universal Stainless & Alloy Products, Inc.(a)	197,119
		2,121,387
	TECHNOLOGY HARDWARE - 1.4%
33,538	Harmonic, Inc.(a)	360,198
61,932	PlayAGS, Inc.(a)	547,479
22,398	RADCOM Ltd.(a)	197,102
		1,104,779
	TECHNOLOGY SERVICES - 2.1%
2,898	ICF International, Inc.	418,152
25,516	LiveRamp Holdings, Inc.(a)	819,319
35,935	Pagseguro Digital Ltd, Class A(a)	447,391
		1,684,862
	TELECOMMUNICATIONS - 1.2%
173,383	8x8, Inc.(a)	383,176
17,193	DigitalBridge Group, Inc.	282,653
44,900	Ooma, Inc.(a)	316,994
		982,823
	TRANSPORTATION & LOGISTICS - 8.3%
53,358	Ardmore Shipping Corporation	893,746
6,804	Covenant Logistics Group, Inc.	307,473
53,919	DHT Holdings, Inc.	615,755
62,358	Frontier Group Holdings, Inc.(a)	376,642
9,681	Knight-Swift Transportation Holdings, Inc.	447,553
49,974	Radiant Logistics, Inc.(a)	246,872
21,874	RXO, Inc.(a)	413,637

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 94.6% (Continued)
	TRANSPORTATION & LOGISTICS - 8.3% (Continued)
10,757	Scorpio Tankers, Inc.	$756,863
52,109	Star Bulk Carriers Corporation	1,267,290
28,158	Sun Country Airlines Holdings, Inc.(a)	374,783
12,092	Teekay Tankers Ltd., Class A	704,601
7,986	Universal Logistics Holdings, Inc.	356,814
		6,762,029
	TRANSPORTATION EQUIPMENT - 0.8%
3,192	Allison Transmission Holdings, Inc.	234,772
12,195	Blue Bird Corporation(a)	401,886
		636,658
	WHOLESALE - CONSUMER STAPLES - 0.2%
6,793	Grocery Outlet Holding Corporation(a)	176,414

	WHOLESALE - DISCRETIONARY - 0.2%
15,798	Hudson Technologies, Inc.(a)	156,716

	TOTAL COMMON STOCKS (Cost $80,233,823)	76,513,113

	SHORT-TERM INVESTMENTS — 5.4%
	MONEY MARKET FUNDS - 5.4%
4,356,298	Fidelity Government Portfolio, CLASS I, 5.19% (Cost $4,356,298)(b)	4,356,298

	TOTAL INVESTMENTS - 100.0% (Cost $84,590,121)	$80,869,411
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%	32,620
	NET ASSETS - 100.0%	$80,902,031

ADR	- American Depositary Receipt

LP	- Limited Partnership

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of April 30, 2024.

See accompanying notes which are an integral part of these financial statements.

Dunham Focused Large Cap Growth Fund (Unaudited)

Message from the Sub-Adviser (The Ithaka Group, LLC)

Asset Class Recap

Large cap growth stocks, as measured by the Russell 1000 growth Index, experienced a robust rally to start the fiscal year , rallying 18.7 percent in the first fiscal quarter, but then increased a modest 4.1 percent in the second fiscal quarter. The initial rally was primarily fueled by the anticipation of multiple rate cuts from the Federal Reserve. However, this excitement was tempered in the second fiscal quarter as inflation readings remained higher than desired. Therefore, fewer and fewer rate cuts were anticipated as investors began to view strong economic readings as additional reasons why the Federal Reserve may justify its higher-for-longer stance. Large cap growth stocks slightly lagged versus their large cap value counterparts, as measured by the Russell 1000 Value Index, as large cap value stocks rose 4.2 percent in the second fiscal quarter. This brought the total outperformance of large cap growth versus large cap value to 5.1 percent since the start of the fiscal year.

Allocation Review

The less extreme performance experienced in the second fiscal quarter corresponded with a less pronounced sector dispersion within large cap growth stocks. The spread between the best-performing and worst-performing sectors was approximately 9.5 percent, which was nearly half of the 18 percent spread seen in the first fiscal quarter. When only considering sectors that on average comprise more than one percent of the benchmark index, the dispersion between the best and worst performing sector in the second fiscal quarter dropped to only 4.9 percent. The technology sector, the largest sector within the index, was the best performing sector for the six-month period, when considering sectors representing more than one percent on average of the benchmark index. The Fund continued to have a significant underweight to this sector relative to the benchmark index, which slightly detracted from relative performance. Helping to offset the adverse effect of being underweight the technology sector was the Sub-Adviser’s stock selection outperforming the benchmark sector return. This resulted in this exposure being the second-largest contributor to relative performance over the six-month period. The Fund’s overweight to the consumer discretionary sector detracted from relative performance, while positive stock selection within that sector resulted in the consumer discretionary sector being the largest contributor to relative performance.

Holdings Insights

Some of the largest detractors from Fund performance over the fiscal quarter came from the technology sector, which was the best performing sector in the benchmark index during the previous fiscal quarter. This included holdings such as ServiceNow, Inc. (NOW) (holding weight*: 6.90 percent), a leading provider in the cloud base solutions that manage and automate workflow services for global enterprises. NOW decreased approximately 9.4 percent during the second fiscal quarter. However, NOW had increased nearly 31 percent in the previous fiscal quarter, so its overall performance since the start of the fiscal year was a positive 19.2 percent. Another detractor in the technology sector during the most recent fiscal quarter was Adobe Inc. (ADBE) (holding weight*: 2.93 percent), a company primarily focused on licensing software for graphic design and publishing, as well as business processes. ADBE plummeted nearly 25.1 percent as the company released earnings that did not exceed estimates by as much as expected and the company also discussed how some of its segments with an artificial intelligence focus were not seeing the customer adoption it had anticipated. This substantial decline brought overall performance of ADBE to a negative 13.0 percent when measured since the start of the fiscal year. Conversely, one of the strongest performers in the Fund during the second fiscal quarter was Nvidia Corp. (NVDA) (holding weight*: 7.71 percent), the company that is now primarily known for its chips, systems, and software that are used for artificial intelligence. NVDA surged another 40.4 percent in the most recent fiscal quarter and this substantial increase brought its overall performance since the start of the fiscal year to 111.9 percent.

A detractor from the Funds’ performance in the previous fiscal quarter was The Trade Desk, Inc. (TTD) (holding weight*: 1.22 percent). TTD offers a cloud-based ad-buying platform that empowers advertising agencies and service providers to manage data driven digital advertising. After TTD declined 3.5 percent in the previous fiscal quarter, it jumped 21.1 percent in the most recent fiscal quarter. This strong performance brought the overall performance since the beginning of the fiscal year to 16.8 percent. A holding that struggled across both fiscal quarters was also in the consumer discretionary sector. Lululemon Athletica, Inc. (LULU) (holding weight*: 2.02 percent), an apparel company for yoga, running, training, other athleisure, and business clothing, had increased 15.3 percent in the first fiscal quarter, detracting from relative performance as the benchmark index had increased more than that. However, LULU dropped 20.5 percent in the second fiscal quarter as concerns regarding the outlook for China sales spooked investors. This brought the overall performance since the start of the fiscal year to a negative 8.4 percent.

Sub-Adviser Outlook

The Sub-Adviser maintains a concentrated portfolio of holdings, which may result in large variations in the Fund performance compared to the benchmark index’s performance, especially in short-term time periods. The Fund continues to hold what the Sub-Adviser believes to be the strongest growth stocks, primarily focusing on free-cash-flow and fundamental factors that traditionally support long-term growth. The Fund continues to hold an array of stocks ranging from cloud-based technologies to brick-and-mortar retailers. The Sub-Adviser is optimistic that remaining concentrated in the Fund’s number of holdings will prove to be more impactful to the Fund’s outperformance relative to its benchmark index over the long term than the impact of sector weightings.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2024

Dunham Focused Large Cap Growth Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2024

The Fund’s performance figures* for each of the periods ended April 30, 2024, compared to its benchmarks:

			Annualized	Annualized
	6 Month Return	1 Year Return	5 Year Return	10 Year Return
Class N	28.80%	34.57%	13.15%	14.15%
Class A with Load 5.75%	21.22%	26.52%	11.54%	13.19%
Class A without load	28.63%	34.24%	12.87%	13.86%
Class C	28.13%	33.22%	12.02%	13.01%
Russell 1000 Growth Index (a)	23.56%	31.80%	16.46%	15.48%
Morningstar Large Cap Growth Category (b)	24.98%	31.59%	13.54%	9.96%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.23% for Class N, 2.23% for Class C and 1.48% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The Russell 1000 Growth Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Large Cap Growth Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Technology	57.3%
Consumer Discretionary	16.7%
Health Care	9.8%
Communications	8.3%
Collateral For Securities Loaned	3.8%
Financials	2.3%
Short-Term Investment	1.8%
Total	100.0%

*   Based on total value of investments as of April 30, 2024. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM FOCUSED LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 98.2%
	ADVERTISING & MARKETING - 1.2%
27,116	Trade Desk, Inc. (The), Class A(a)	$2,246,561

	ASSET MANAGEMENT - 2.3%
37,097	Blackstone, Inc.	4,325,881

	E-COMMERCE DISCRETIONARY - 11.0%
91,918	Amazon.com, Inc.(a)	16,085,650
2,839	MercadoLibre, Inc.(a)	4,141,249
		20,226,899
	HEALTH CARE FACILITIES & SERVICES - 1.2%
5,776	Medpace Holdings, Inc.(a)	2,243,110

	INTERNET MEDIA & SERVICES - 7.4%
12,194	Meta Platforms, Inc., Class A	5,245,493
8,959	Netflix, Inc.(a)	4,933,184
52,046	Uber Technologies, Inc.(a)	3,449,088
		13,627,765
	LEISURE FACILITIES & SERVICES - 4.4%
2,577	Chipotle Mexican Grill, Inc.(a)	8,142,289

	MEDICAL EQUIPMENT & DEVICES - 9.0%
8,259	Align Technology, Inc.(a)	2,332,176
45,417	DexCom, Inc.(a)	5,785,672
12,089	Insulet Corporation(a)	2,078,583
17,414	Intuitive Surgical, Inc.(a)	6,453,976
		16,650,407
	RETAIL - DISCRETIONARY - 2.0%
10,333	Lululemon Athletica, Inc.(a)	3,726,080

	SEMICONDUCTORS - 15.4%
33,314	Advanced Micro Devices, Inc.(a)	5,276,271
6,897	ASML Holding N.V. - ADR	6,017,426
43,178	Marvell Technology, Inc.	2,845,862

See accompanying notes which are an integral part of these financial statements.

DUNHAM FOCUSED LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 98.2% (Continued)
	SEMICONDUCTORS - 15.4% (Continued)
16,491	NVIDIA Corporation	$14,248,554
		28,388,113
	SOFTWARE - 30.2%
11,708	Adobe, Inc.(a)	5,418,814
12,557	Cadence Design Systems, Inc.(a)	3,461,086
6,155	Intuit, Inc.	3,850,691
34,880	Microsoft Corporation	13,579,831
10,689	Palo Alto Networks, Inc.(a)	3,109,323
28,314	Salesforce, Inc.	7,614,767
18,382	ServiceNow, Inc.(a)	12,744,792
8,222	Snowflake, Inc.(a)	1,276,054
23,489	Veeva Systems, Inc., Class A(a)	4,663,976
		55,719,334
	TECHNOLOGY HARDWARE - 3.7%
40,099	Apple, Inc.	6,830,063

	TECHNOLOGY SERVICES - 10.4%
26,501	Mastercard, Inc., Class A	11,957,251
26,628	Visa, Inc., Class A(b)	7,152,546
		19,109,797

	TOTAL COMMON STOCKS (Cost $75,356,350)	181,236,299

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 5.9%
	COLLATERAL FOR SECURITIES LOANED – 4.0%
7,315,177	Mount Vernon Liquid Assets Portfolio, LLC, 5.43% (Cost $7,315,177) (c)(d)	7,315,177

See accompanying notes which are an integral part of these financial statements.

DUNHAM FOCUSED LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 5.9% (Continued)
	MONEY MARKET FUND – 1.9%
3,487,243	STIT - Treasury Obligations Portfolio, 5.18% (Cost $3,487,243) (c)	$3,487,243

	TOTAL SHORT-TERM INVESTMENTS (Cost $10,802,420)	10,802,420

	TOTAL INVESTMENTS - 104.1% (Cost $86,158,770)	$192,038,719
	LIABILITIES IN EXCESS OF OTHER ASSETS - (4.1)%	(7,564,617)
	NET ASSETS - 100.0%	$184,474,102

ADR	- American Depositary Receipt

ETF	- Exchange-Traded Fund

LLC	- Limited Liability Company

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $7,080,828 at April 30, 2024

(c)	Rate disclosed is the seven day effective yield as of April 30, 2024.

(d)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

Dunham Small Cap Growth Fund (Unaudited)

Message from the Sub-Adviser (Pier Capital, LLC)

Asset Class Recap

For the first half of the fiscal year, which ended April 30, 2024, small cap growth stocks, as measured by the Russell 2000 Growth Index increased 21.3 percent, outperforming the broader market, as measured by the S&P 500 Index. For the six-month period the small cap growth space was highly volatile, due to their sensitivity to interest rate movements. Right off the bat the asset class got off to a hot start. From October through December the index was up over 22 percent, and at its peak in late March the Index climbed to about 31 percent during the period. From the highs, small cap growth stocks reversed course and gave back some of the returns to close the first half of the fiscal year. It’s likely that the rhetoric around Federal Reserve policy and interest rate cuts in 2024 may continue to be a driving factor for small cap stocks. Many can agree that the worst scenario is off the table, and the data suggests that consumers are in good shape. Earnings season was also strong for the period, and investors saw signs of optimism particularly in growth areas like artificial intelligence, consumer discretionary and the health care sectors.

Allocation Review

Near the top of the pack in terms of relative performance was the consumer discretionary, and the consumer staples sectors. The Sub-Adviser’s effective security selection within both sectors helped contribute to the Fund’s performance. The Sub-Adviser’s decision to overweight consumer discretionary and underweight consumer staples also positively contributed to relative performance from an allocation perspective. Additionally, having no exposure to the real estate and utilities sectors helped the Fund’s performance, as both sectors were outpaced by the benchmarks total return. The largest detractor from the Fund’s performance was the exposure to information technology, a slight underweight to technology was overshadowed by poor security selection. Most of the negative relative performance within the technology sector was fueled by the Fund having zero exposure to two specific companies that will be rebalanced out of the benchmark in June. The Sub-Adviser’s current portfolio construction parameters and client investment policies do not allow for these specific stocks to be held, considering both companies had market caps far above the weighted average market cap of the small cap growth universe. Lastly, the financial and healthcare sectors were two more areas where security selection detracted from the Fund’s relative performance for the first half of the fiscal year.

Holdings Insight

One of the best performing positions within the Fund was Sweetgreen, Inc. (SG) (holding weight*: 1.35 percent), a restaurant and lifestyle brand that serves healthy food at scale. Over the fiscal period, SG gained 117.5 percent, aided by the company adopting a new business plan and continuing to invest in new restaurant locations. Additionally, SG reported sales that have increased by double digits every year since 2021. Another holding that was a positive contributor to the Fund’s relative performance came from the consumer discretionary sector. Boot Barn Holdings, Inc. (BOOT) (holding weight*: 1.41 percent), a company that operates retail stores selling western and work-related footwear, apparel, and accessories domestically. BOOT increased 53.2 percent for the period, which may have been a result of a resurgence in the popularity of western apparel that’s flooded social media platforms. Not only was BOOT’s revenue growth strong, but the profit margins on this growth have increased as well. The Sub-Adviser believes the company is becoming more profitable as it grows. In terms of relative performance Fusion Pharmaceuticals, Inc (FUSN) (holding weight**: 1.03 percent) was one of the top performing companies within the Fund. FUSN operates as a biopharmaceutical company that develops novel targeted alpha therapeutics and radiopharmaceuticals for the diagnosis and treatment of chemotherapy resistant cancers. During the period FUSN was up 359.4 percent. This performance came after the stock skyrocketed in March when Fusion agreed to be acquired by AstraZeneca (AZN) (not held) at a 97 percent premium to the share price the day of the announcement. The Sub-Adviser locked in the gain and exited the position on the news of the transaction.

One of the worst performing positions over the fiscal period came from the technology sector. Aehr Test Systems (AEHR) (holding weight*: 0.51 percent), a company that develops, manufactures, and sells systems designed to reduce the cost of testing memory devices, specifically in the global electric vehicle manufacturing chain. After a considerable run up last summer, AEHR fell 49.2 percent for the six-month period, which may have been caused by an industry wide slow in demand for EVs. None the less vehicle electrification is not coming to an end and AEHR should continue to benefit from optimism surrounding the EV market in the future. Another detractor from Fund performance was Inari Medical, Inc. (NARI) (holding weight*: 0.56 percent), which designs and manufactures a variety of medical devices. The position declined 38.5 percent for the period ending April 30. The slump came after NARI disclosed that it received a civil investigation demand from the US Department of Justice related to certain payments to healthcare professionals. Lastly, Array Technologies, Inc. (ARRY) (holding weight*: 1.14 percent) was down 28.8 percent for the fiscal period. The company designs and manufactures solar tracking systems. The stock’s decline was largely due to reported earnings that missed analysts’ expectations and issued full year guidance below estimates. However, ARRY has significant short interest which is typically a bullish indicator.

Sub-Adviser Outlook

The Sub-Adviser is optimistic that the U.S. economy is beginning to normalize. The U.S. continued to add new jobs, wages were rising, and the housing market appears stable. However geopolitical risks, inflation, and an upcoming election may continue to be headwinds for equity markets in the future. Some businesses may be substantially impacted if there happens to be a minor slip throughout 2024. The Sub-Adviser will continue to navigate the market with these factors in mind and seek out companies with compelling products and/or services with strong value propositions. Current themes in the portfolio remain largely unchanged.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 04/30/2024.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Dunham Small Cap Growth Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2024

The Fund’s performance figures* for each of the periods ended April 30, 2024, compared to its benchmarks:

			Annualized	Annualized
	6 Month Return	1 Year Return	5 Year Return	10 Year Return
Class N	19.24%	10.90%	7.03%	9.61%
Class A with Load 5.75%	12.26%	4.28%	5.50%	8.68%
Class A without load	19.10%	10.61%	6.75%	9.33%
Class C	18.62%	9.79%	5.96%	8.52%
Russell 2000 Growth Index (a)	21.31%	12.39%	5.04%	7.60%
Morningstar Small Cap Growth Category (b)	19.49%	12.26%	6.54%	8.09%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.56% for Class N, 2.56% for Class C and 1.81% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

(a)	The Russell 2000 Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Small Cap Growth Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are projected to grow faster than other small-cap stocks.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Collateral for Securities Loaned	25.3%
Technology	22.9%
Health Care	13.0%
Consumer Discretionary	11.5%
Industrials	10.7%
Consumer Staples	4.4%
Financials	4.4%
Short-Term Investment	2.8%
Energy	2.4%
Communications	1.6%
Materials	1.0%
Total	100.0%

*   Based on total value of investments as of April 30, 2024. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 97.0%
	ADVERTISING & MARKETING - 1.0%
9,014	Trade Desk, Inc. (The), Class A(a),(b)	$746,810

	AEROSPACE & DEFENSE - 1.1%
12,929	Hexcel Corporation	830,171

	APPAREL & TEXTILE PRODUCTS - 2.5%
8,426	Crocs, Inc.(a)	1,047,942
40,073	Levi Strauss & Company, Class A(b)	850,349
		1,898,291
	BANKING - 1.9%
9,545	Pinnacle Financial Partners, Inc.(b)	732,102
31,373	Seacoast Banking Corporation of Florida	723,775
		1,455,877
	BEVERAGES - 1.0%
31,314	Vita Coco Company, Inc. (The)(a),(b)	759,051

	BIOTECH & PHARMA - 7.6%
11,440	Crinetics Pharmaceuticals, Inc.(a)	501,301
16,671	Denali Therapeutics, Inc.(a)	257,400
21,542	Halozyme Therapeutics, Inc.(a)	820,751
7,883	Immunocore Holdings plc - ADR(a),(b)	465,727
6,727	Intra-Cellular Therapies, Inc.(a)	483,066
50,773	Maravai LifeSciences Holdings, Inc.(a)	416,339
25,423	Neumora Therapeutics, Inc.(a),(b)	231,095
5,013	Prothena Corp plc(a)	101,964
29,486	Roivant Sciences Ltd.(a),(b)	321,397
9,686	Structure Therapeutics, Inc. - ADR(a)	382,016
6,282	TransMedics Group, Inc.(a),(b)	591,325
12,457	Vaxcyte, Inc.(a)	754,271
5,927	Viking Therapeutics, Inc.(a),(b)	471,671
		5,798,323
	COMMERCIAL SUPPORT SERVICES - 1.2%
4,376	FTI Consulting, Inc.(a)	935,720

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 97.0% (Continued)
	CONSTRUCTION MATERIALS - 1.4%
6,749	Advanced Drainage Systems, Inc.(b)	$1,059,593

	CONSUMER SERVICES - 0.8%
39,287	Universal Technical Institute, Inc.(a)	597,948

	E-COMMERCE DISCRETIONARY - 0.8%
18,814	Global-e Online Ltd.(a),(b)	630,833

	ELECTRICAL EQUIPMENT - 3.6%
35,467	Bloom Energy Corporation, Class A(a)	394,748
16,219	BWX Technologies, Inc.	1,553,293
11,335	Camtek Ltd.(b)	917,795
		2,865,836
	ENGINEERING & CONSTRUCTION - 2.1%
5,760	Exponent, Inc.(b)	529,402
3,204	Installed Building Products, Inc.(b)	755,278
8,105	WillScott Mobile Mini Holding(a),(b)	299,561
		1,584,241
	FOOD - 0.2%
3,235	BellRing Brands, Inc.(a)	178,475

	HEALTH CARE FACILITIES & SERVICES - 4.1%
12,863	Option Care Health, Inc.(a)	384,475
11,159	Progyny, Inc.(a),(b)	357,758
25,739	RadNet, Inc.(a)	1,248,341
19,903	SI-BONE, Inc.(a),(b)	283,817
35,142	Surgery Partners, Inc.(a),(b)	876,793
		3,151,184
	HOME CONSTRUCTION - 2.6%
22,291	AZEK Company, Inc. (The)(a)	1,017,361
5,231	Century Communities, Inc.	414,923
7,010	Skyline Champion Corporation(a)	525,680
		1,957,964

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 97.0% (Continued)
	HOUSEHOLD PRODUCTS - 1.9%
5,360	elf Beauty, Inc.(a),(b)	$871,161
4,850	Inter Parfums, Inc.	564,443
		1,435,604
	INDUSTRIAL SUPPORT SERVICES - 2.9%
5,451	Applied Industrial Technologies, Inc.	998,896
5,943	Herc Holdings, Inc.	850,027
2,159	SiteOne Landscape Supply, Inc.(a),(b)	338,726
		2,187,649
	INSTITUTIONAL FINANCIAL SERVICES - 4.0%
6,022	Evercore Partners, Inc., Class A	1,092,993
7,311	HOULIHAN LOKEY, INC.(b)	932,079
10,179	Tradeweb Markets, Inc., CLASS A	1,035,306
		3,060,378
	INTERNET MEDIA & SERVICES - 1.1%
25,902	Pinterest, Inc., Class A(a)	866,422

	LEISURE FACILITIES & SERVICES - 5.9%
16,634	Dutch Bros, Inc.(a),(b)	468,413
79,015	Lindblad Expeditions Holdings, Inc.(a)	579,970
70,175	OneSpaWorld Holdings Ltd.(a),(b)	892,626
46,392	Sweetgreen, Inc.(a),(b)	1,042,429
5,968	Texas Roadhouse, Inc.	959,535
1,736	Wingstop, Inc.	667,995
		4,610,968
	LEISURE PRODUCTS - 1.0%
2,420	Axon Enterprise, Inc.(a)	759,057

	MACHINERY - 3.5%
20,257	Flowserve Corporation	955,321
6,387	Lindsay Corporation	741,850
5,271	MSA Safety, Inc.	950,888
		2,648,059
	MEDICAL EQUIPMENT & DEVICES - 5.9%
117,346	Adaptive Biotechnologies Corporation(a)	307,447

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 97.0% (Continued)
	MEDICAL EQUIPMENT & DEVICES - 5.9% (Continued)
61,777	Alphatec Holdings, Inc.(a)	$779,625
11,575	Inari Medical, Inc.(a),(b)	432,211
19,214	Inmode Ltd.(a),(b)	330,289
3,175	Lantheus Holdings, Inc.(a),(b)	211,265
27,855	Quanterix Corporation(a)	449,023
4,694	Repligen Corporation(a),(b)	770,754
25,018	Stevanato Group SpA(b)	701,504
1,590	West Pharmaceutical Services, Inc.	568,393
		4,550,511
	OIL & GAS PRODUCERS - 0.8%
3,946	Cheniere Energy, Inc.	622,758

	OIL & GAS SERVICES & EQUIPMENT - 1.2%
37,186	TechnipFMC plc	952,705

	RENEWABLE ENERGY - 1.2%
71,612	Array Technologies, Inc.(a),(b)	883,692

	RETAIL - CONSUMER STAPLES - 2.4%
12,731	Ollie’s Bargain Outlet Holdings, Inc.(a)	931,145
13,677	Sprouts Farmers Market, Inc.(a),(b)	903,092
		1,834,237
	RETAIL - DISCRETIONARY - 2.7%
10,645	Boot Barn Holdings, Inc.(a),(b)	1,133,373
8,784	Freshpet, Inc.(a)	931,719
		2,065,092
	SEMICONDUCTORS - 7.1%
33,021	Aehr Test Systems(a)	395,592
3,632	Astera Labs, Inc.(a),(b)	307,848
4,169	Axcelis Technologies, Inc.(a),(b)	431,575
19,930	FormFactor, Inc.(a)	888,680
8,146	Lattice Semiconductor Corporation(a)	558,816
1,197	Monolithic Power Systems, Inc.(b)	801,188
4,625	Onto Innovation, Inc.(a),(b)	857,891

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 97.0% (Continued)
	SEMICONDUCTORS - 7.1% (Continued)
12,102	Power Integrations, Inc.	$807,445
4,559	SiTime Corporation(a),(b)	406,298
		5,455,333
	SOFTWARE - 16.3%
3,863	Appfolio, Inc., Class A(a)	876,051
12,509	Blackline, Inc.(a)	726,147
25,766	Calix, Inc.(a)	714,491
17,045	Confluent, Inc., Class A(a)	479,305
24,751	DoubleVerify Holdings, Inc.(a),(b)	725,204
14,812	Dynatrace, Inc.(a)	671,132
9,722	Five9, Inc.(a),(b)	559,696
13,611	Gitlab, Inc.(a)	714,169
20,149	JFrog Ltd.(a)	803,542
2,796	Monday.com Ltd.(a)	529,367
1,441	MongoDB, Inc.(a),(b)	526,224
28,872	Privia Health Group, Inc.(a),(b)	531,245
7,795	Procore Technologies, Inc.(a)	533,334
22,338	Q2 Holdings, Inc.(a),(b)	1,147,950
14,567	Rapid7, Inc.(a),(b)	652,602
9,926	Smartsheet, Inc., Class A(a)	375,501
17,286	Varonis Systems, Inc.(a)	756,263
2,143	Veeva Systems, Inc., Class A(a)	425,514
25,499	Vertex, Inc., CLASS A(a),(b)	742,786
		12,490,523
	TECHNOLOGY HARDWARE - 1.7%
9,696	Celestica, Inc.(a)	420,128
4,963	Fabrinet(a),(b)	858,946
		1,279,074
	TECHNOLOGY SERVICES - 5.0%
27,378	ExlService Holdings, Inc.(a)	793,962
18,744	LiveRamp Holdings, Inc.(a)	601,870
10,594	MAXIMUS, Inc.	850,486
2,229	MSCI, Inc.	1,038,246

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 97.0% (Continued)
	TECHNOLOGY SERVICES - 5.0% (Continued)
8,897	Shift4 Payments, Inc.(a),(b)	$514,780
		3,799,344
	WHOLESALE - CONSUMER STAPLES - 0.5%
15,178	Grocery Outlet Holding Corporation(a)	394,173

	TOTAL COMMON STOCKS (Cost $62,395,611)	74,345,896

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 38.0%
	COLLATERAL FOR SECURITIES LOANED – 34.2%
26,187,377	Mount Vernon Liquid Assets Portfolio, LLC, 5.43% (c),(d)	26,187,377

	MONEY MARKET FUND – 3.8%
2,948,914	Fidelity Government Portfolio, CLASS I, 5.19% (b),(c)	2,948,914

	TOTAL SHORT-TERM INVESTMENTS (Cost $29,136,291)	29,136,291

	TOTAL INVESTMENTS - 135.0% (Cost $91,531,902)	$103,482,187
	LIABILITIES IN EXCESS OF OTHER ASSETS - (35.0)%	(26,828,917)
	NET ASSETS - 100.0%	$76,653,270

ADR	- American Depositary Receipt

LLC	- Limited Liability Company

LTD	- Limited Company

MSCI	- Morgan Stanley Capital International

PLC	- Public Limited Company

(a)	Non-income producing security.

(b)	Security was purchased with cash received as collateral for securities on loan at April 30, 2024. Total collateral had a value of $25,081,474 at April 30, 2024.

(c)	Rate disclosed is the seven day effective yield as of April 30, 2024.

(d)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

Dunham Emerging Markets Stock Fund (Unaudited)

Message from the Sub-Adviser (NS Partners Ltd.)

Asset Class Recap

Markets cheered encouraging inflation data globally and prospects that central banks have reached the end of their hiking cycle in the first fiscal quarter of the year. Contributions from country constituents were widespread and diverse. Within Asia, equity markets in Taiwan and Korea surged thanks to a rally in the technology sector and continued enthusiasm surrounding artificial intelligence (“AI”) and its potential impact on the global economy. India gained strongly against a backdrop of moderating inflation and a strong showing for the ruling Bharatiya Janata Party in crucial state elections. Equity markets in South America also had a constructive quarter, with particular strength coming from Brazil amid signs of falling inflation and the central bank’s decision to reduce interest rates. From a detractor standpoint, the Chinese equity market continued to struggle. The People’s Bank of China announced numerous stimulus measures throughout the fiscal quarter. However, investors were underwhelmed with the scale of these rescue packages. Over the most recent fiscal quarter, emerging market equities continued to march higher as a rebound in China helped drive gains in the asset class. Although issues with the country’s property market persisted, authorities continued to reaffirm support to tackle the crisis. Investors also reacted positively to encouraging economic data. Specifically, the countries grew an above consensus 5.3 percent year over year, while purchasing manager indexes showed expansion in both manufacturing and services in April. Peruvian equities also rallied in response to currency and monetary policy easing. However, elsewhere in Latin America, Mexican and Brazilian equity markets declined as both currencies weakened versus the U.S. Dollar. Over the most recent fiscal quarter ended April 30, 2024, emerging markets stocks, as measured by the MSCI Emerging Markets Index Net, added 15.4 percent, underperforming international developed markets, as measured by the MSCI EAFE Index Net, as it increased 18.6 percent over the fiscal quarter.

Allocation Review

Over the first six months of the fiscal year, stock selection positively contributed to Fund performance. The Fund experienced positive contributions from stock selection within India, South Korea, and Taiwan. These positive results outweighed the slight detraction from poor relative stock selection within China, Mexico, and Greece. Conversely, the Fund’s country allocation detracted from Fund performance. The Fund benefited from an underweight to China, India, and gulf markets. However, these positive contributions were not enough to override the adverse impact from the exposure to Indonesia, Thailand, and Hong Kong. Throughout the six-month period, the Sub-Adviser reduced the exposure to China and took profits within India and increased the exposure to Taiwan and added to Indonesian stocks.

Holdings Insights

Some of the largest contributors to positive Fund performance came from Indian Securities. This includes Varun Beverages (VBL IN) (holding weight*: 2.85 percent), a company that manufactures bottles and distributes beverages, as it rose 15 percent over the most recent fiscal quarter and 62.6 percent over the first half of the fiscal year. The Sub-Adviser believes that Varun continues to sustain market leadership and has reported impressive revenue growth well ahead of peers. A further boost to the share price came on news that the company would buy South Africa’s The Beverage Company. The news confirms speculation that Varun was set to be rewarded by PepsiCo (PEP) (not held) for its performance in India with a new market opportunity. Varun will look to improve Pepsi’s low single-digit market share in South Africa, which the Sub-Adviser is optimistic it can achieve. Another positive contributor to positive Fund performance from India was Container Corp of India Ltd. (CCRI IN) (holding weight*: 1.11 percent), a company that supplies railway cargo and warehouse services. Over the six-month period, CCRI increased 50.3 percent. Not all positions within India contributed to Fund performance over the fiscal period. For example, HDFC Bank Ltd. (BK1N461) (holding weight*: 2.06 percent), an Indian banking and financial services company headquartered in Mumbai, rose just 2.7 percent over the six-month period as the company continues to work through a recent merger.

Technology stocks from South Korea and Taiwan were some of the largest contributors to positive Fund performance despite coming under pressure the most recent fiscal quarter. The Sub-Adviser believes these stocks were already starting to look attractive at the end of 2022, as the end of a brutal inventory de-stocking cycle for semiconductors came into view. Several stocks that the Sub-Adviser believes dominate their respective space within the semiconductor industry continued to contribute to positive Fund performance meaningfully to begin the fiscal year. This includes HPSP Company Ltd. (BPDWY61) (holding weight*: 0.59 percent), a South Korean company that manufactures and distributes semiconductor machines and equipment. The company specializes in high pressure annealing technology – the process of removing defects in advanced chips through high pressure hydrogen injections to enhance electron movement and hence performance. The Sub-Adviser believes this company is a monopoly in its niche, the only high-pressure annealing equipment provider certified by some of the world’s largest chip manufacturers. Over the first fiscal quarter, HPSP Company Ltd added 46.7 percent after surging 126.3 percent over the previous fiscal year. However, over the most recent fiscal quarter, HSPS company gave back 15.5 percent. The Fund also benefited from the exposure to Alchip Technologies Ltd. (3661 TT) (holding weight*: 0.68 percent), a fabless semiconductor company in Taiwan, and Wiwynn Corporation (6669 TT) (holding weight*: 1.34 percent), a Taiwanese designer and manufacturer of servers for large cloud customers. Over the six-month period, these positions added 18.2 percent and 54.4 percent, respectively.

China was one of the worst performing emerging markets over the six-month period thus many of the worst-performing positions within the Fund came from this exposure. For example, the multinational finance and insurance companies AIA Group Ltd. (1299 HK) (holding weight*: 1.72 percent) and Prudential plc (PRU LN) (holding weight*: 0.01 percent) gave back 14.6 percent and 14.8 percent, respectively. The Sub-Adviser is confident that these positions have the potential to be beneficiaries of regional tailwinds that will play out over the next decade. However, the Sub-Adviser believes that there is a disconnect between sentiment and fundamentals. Another position that detracted from Fund performance was Sunny Optical Technology Group Company Ltd. (2382 HK) (holding weight*: 0.49 percent), a company that engages in the design, manufacture, and sale of optical and optical devices products. Over the six-month period, this position declined 41.4 percent as the company failed to rebound as strongly as many anticipated from a disappointing previous year.

Sub-Adviser Outlook

The Sub-Adviser continues to emphasize the belief that slowing monetary data has signaled that inflation was likely to undershoot market expectations. While this is playing out, the Sub-Adviser’s view remains that the magnitude of monetary tightening risks a sharper slowdown. A preference for defensive businesses over cyclicals is therefore maintained. The Sub-Adviser believes that emerging markets will not avoid the bite of a slowdown in developed market economies. However, it views valuations in emerging markets stocks as trading below long-run averages, believes that emerging market currencies are relatively cheap (outside of South America), and believes inflation has been contained well ahead of developed market peers. The Sub-Adviser is confident that a trending decline of the U.S. Dollar would support the case for emerging markets stocks outperformance, it sees hints this may be underway. The U.S. dollar weakened sharply to close the previous fiscal year amid inflation easing towards the Federal Reserve’s target of 2 percent. Rate cuts by the Federal Reserve in 2024 could add downward pressure, allowing more emerging market central banks to begin easing and thus boosting global liquidity conditions.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2024.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Dunham Emerging Markets Stock Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2024

The Fund’s performance figures* for each of the periods ended April 30, 2024, compared to its benchmarks:

			Annualized	Annualized
	6 Month Return	1 Year Return	5 Year Return	10 Year Return
Class N	14.36%	8.32%	1.18%	1.60%
Class A with Load 5.75%	7.66%	1.91%	(0.26)%	0.76%
Class A without load	14.20%	8.10%	0.93%	1.35%
Class C	13.80%	7.23%	0.19%	0.58%
MSCI Emerging Markets Index (net) (a)	15.40%	9.88%	1.89%	2.96%
Morningstar Diversified Emerging Markets Category (b)	14.99%	10.11%	2.49%	2.65%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.17% for Class N, 2.17% for Class C and 1.42% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Diversified Emerging Markets Category is generally representative of mutual funds that primarily invest among 20 or more developing nations, with a general focus on the emerging markets of Asia and Latin America rather than on the emerging markets countries in the Middle East, Africa, or Europe.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
India	18.5%
Taiwan	17.4%
Korea	14.7%
Hong Kong	12.3%
United States	10.7%
China	9.9%
Indonesia	3.4%
Thailand	2.8%
Poland	2.1%
Greece	1.9%
Others	6.3%
Total	100.0%

*   Based on total value of investments as of April 30, 2024. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2024

Shares		Fair Value
	CLOSED END FUNDS — 0.9%
	MIXED ALLOCATION - 0.9%
136,545	Vietnam Enterprise Investments Ltd.(a)	$991,497

	TOTAL CLOSED END FUNDS (Cost $861,698)	991,497

	COMMON STOCKS — 95.5%
	APPAREL & TEXTILE PRODUCTS - 1.3%
148,800	Shenzhou International Group Holdings Ltd.	1,462,579

	AUTOMOTIVE - 4.3%
32,300	BYD Company Ltd.	969,766
2,512	Hyundai Mobis Company Ltd.	409,968
5,607	Hyundai Motor Company	1,006,126
17,300	Kia Corp	1,462,157
113,324	Sona Blw Precision Forgings Ltd.	846,645
		4,694,662
	BANKING - 15.3%
122,539	Axis Bank Ltd.	1,709,517
167,748	Banco Bradesco S.A. - ADR	452,920
2,446,000	Bank Central Asia Tbk P.T.	1,470,742
35,602	Bank Polska Kasa Opieki S.A.	1,474,079
4,769,600	Bank Rakyat Indonesia Persero Tbk P.T.	1,443,775
61,500	China Merchants Bank Company Ltd., H Shares	266,346
370,346	FirstRand Ltd.	1,278,644
6,200	HDFC Bank Ltd. - ADR	357,120
125,627	HDFC Bank Ltd.	2,280,268
210,148	Itau Unibanco Holding S.A. - ADR	1,271,396
41,151	KB Financial Group, Inc.	2,226,507
1,620,700	Public Bank Bhd	1,398,541
117,820	Qatar National Bank QPSC	448,636
249,300	SCB X PCL	711,707
		16,790,198
	BEVERAGES - 4.8%
26,800	Eastroc Beverage Group Company Ltd.	787,889

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 95.5% (Continued)
	BEVERAGES - 4.8% (Continued)
19,800	Heineken Malaysia Bhd	$96,547
5,300	Kweichow Moutai Company Ltd.	1,242,671
178,882	Varun Beverages Ltd.	3,162,734
		5,289,841
	E-COMMERCE DISCRETIONARY - 1.4%
116,141	Alibaba Group Holding Ltd.	1,087,430
89,728	Honasa Consumer Ltd.(a)	459,896
		1,547,326
	ELECTRIC UTILITIES - 3.3%
57,780	ACEN Corporation	4,149
1,885,300	CGN Power Company Ltd.	1,069,003
315,100	China Yangtze Power Company Ltd., Class A	1,122,264
183,154	JSW Energy Ltd.	1,380,644
		3,576,060
	ELECTRICAL EQUIPMENT - 0.7%
242,528	NARI Technology Company Ltd.	784,428

	ENGINEERING & CONSTRUCTION - 2.0%
30,976	Larsen & Toubro Ltd.	1,330,836
20,664	Mytilineos S.A.	838,548
		2,169,384
	ENTERTAINMENT CONTENT - 0.6%
34,490	NetEase, Inc.	646,499

	FOOD - 0.3%
1,900,700	Monde Nissin Corporation	350,368

	HEALTH CARE FACILITIES & SERVICES - 2.7%
293,845	Max Healthcare Institute Ltd.	2,951,289

	HOME & OFFICE PRODUCTS - 0.4%
44,600	Midea Group Company Ltd.	428,952

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 95.5% (Continued)
	INSURANCE - 1.7%
260,200	AIA Group Ltd.	$1,905,788
4	Prudential PLC	35
		1,905,823
	INTERNET MEDIA & SERVICES - 6.9%
110,100	Tencent Holdings Ltd.	4,831,516
56,100	Trip.com Group Ltd. - ADR(a)	2,707,386
		7,538,902
	LEISURE FACILITIES & SERVICES - 4.5%
203,760	Jollibee Foods Corporation	828,192
106,093	Juniper Hotels Ltd.(a)	591,087
675,183	Lemon Tree Hotels Ltd.(a)	1,231,113
1,118,139	Minor International PCL	988,253
75,432	OPAP S.A.	1,256,932
		4,895,577
	MEDICAL EQUIPMENT & DEVICES - 0.9%
23,700	Shenzhen Mindray Bio-Medical Electronics Co.	995,159

	METALS & MINING - 1.1%
499,500	Zijin Mining Group Company Ltd.	1,202,595

	OIL & GAS PRODUCERS - 5.2%
376,189	Gazprom PJSC(a)(b)(c)	—
2,498,000	PetroChina Company Ltd., H Shares	2,327,479
113,300	Petroleo Brasileiro S.A. - ADR	1,922,701
339,610	PTT Exploration & Production PCL	1,416,294
		5,666,474
	REAL ESTATE OWNERS & DEVELOPERS - 1.0%
667,729	Indiabulls Real Estate Ltd.(a)	1,056,097

	RETAIL - CONSUMER STAPLES - 1.6%
8,512	Magnit PJSC(a)(b)(c)	—
472,337	Wal-Mart de Mexico S.A.B. de C.V.	1,760,908
		1,760,908

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 95.5% (Continued)
	RETAIL - DISCRETIONARY - 0.8%
216	LPP S.A.	$832,371

	SEMICONDUCTORS - 16.5%
8,000	Alchip Technologies Ltd.	752,786
62,400	ASMPT Ltd.	775,483
9,000	eMemory Technology, Inc.	603,523
23,226	HPSP Company Ltd.	648,700
54,000	MediaTek, Inc.	1,624,422
19,670	SK Hynix, Inc.	2,421,520
440,608	Taiwan Semiconductor Manufacturing Company Ltd.	10,525,574
5,300	Taiwan Semiconductor Manufacturing Company Ltd. - ADR(d)	727,902
		18,079,910
	TECHNOLOGY HARDWARE - 11.8%
93,099	Accton Technology Corporation	1,301,264
84,000	Delta Electronics, Inc.	820,746
32,000	Lotes Company Ltd.	1,398,511
116,381	Samsung Electronics Company Ltd.	6,453,586
111,600	Sunny Optical Technology Group Company Ltd.	539,887
176,000	Unimicron Technology Corporation	971,048
21,000	Wiwynn Corporation	1,490,488
		12,975,530
	TECHNOLOGY SERVICES - 1.5%
302,833	Shanghai Baosight Software Company Ltd.	1,710,876

	TELECOMMUNICATIONS - 3.1%
163,254	Bharti Airtel Ltd.	2,582,746
4,487,300	Telekomunikasi Indonesia Persero Tbk P.T.	869,901
		3,452,647
	TRANSPORTATION & LOGISTICS - 1.8%
100,201	Container Corp Of India Ltd.	1,230,115
101,876	Spring Airlines Company Ltd.(a)	796,896
		2,027,011

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 95.5% (Continued)

	TOTAL COMMON STOCKS (Cost $85,591,733)	$104,791,466

	PREFERRED STOCKS — 2.5%
	AUTOMOTIVE — 0.7%
6,959	Hyundai Motor Company	793,267

	TECHNOLOGY HARDWARE — 1.8%
40,616	Samsung Electronics Company Ltd.	1,891,821

	TOTAL PREFERRED STOCKS (Cost $2,738,932)	2,685,088

	SHORT-TERM INVESTMENTS — 3.5%
	COLLATERAL FOR SECURITIES LOANED - 0.7%
743,074	Mount Vernon Liquid Assets Portfolio, LLC, 5.43%(e)(f)	743,074

	MONEY MARKET FUNDS - 2.8%
3,075,820	First American Government Obligations Fund, Class X, 5.22%(f)	3,075,820

	TOTAL SHORT-TERM INVESTMENTS (Cost $3,818,894)	3,818,894

	TOTAL INVESTMENTS - 102.4% (Cost $93,011,257)	$112,286,945
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.4)%	(2,607,644)
	NET ASSETS - 100.0%	$109,679,301

ADR	- American Depositary Receipt

LLC	- Limited Liability Company

LTD	- Limited Company

PJSC	- Public Joint-Stock Company

PLC	- Public Limited Company

PT	- Perseroan Terbatas

SA	- Société Anonyme

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

(a)	Non-income producing security.

(b)	The value of this security has been determined in good faith under policies of the Board of Trustees.

(c)	Illiquid security.

(d)	All or a portion of these securities are on loan. Total loaned securities had a value of $720,623 at April 30, 2024.

(e)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(f)	Rate disclosed is the seven day effective yield as of April 30, 2024.

See accompanying notes which are an integral part of these financial statements.

Dunham International Stock Fund (Unaudited)

Message from the Sub-Adviser (Arrowstreet Capital, L.P.)

Asset Class Recap

International equity markets, as measured by the MSCI All Country World ex USA Index (Net) (referred to as the “Index”), increased 17.7 percent during the semi-annual period ending April 30, 2024. Across sectors, gains were led by information technology, industrials, and financials. While all sectors performed positively in the period, consumer staples, utilities, and energy underperformed on a relative basis. The best performing developed market countries as measured by the Index in hedged terms during the semi-annual period were The Netherlands, up 34.3 percent, and Ireland, up 31.8 percent. The worst performing developed market countries were Hong Kong, down -1.8 percent, and Portugal, up 0.8 percent. The best performing emerging market countries during the period as measured by the Index were Peru, up 49.6 percent, and Taiwan, up 34.9 percent. The worst performing emerging market countries were The Czech Republic, down -1.4 percent, and Thailand, up 1.9 percent.

Allocation Review

The Sub-Adviser’s investment process is best characterized as a dynamic process that uses quantitative models to evaluate securities to exploit opportunities across companies, sectors, and countries while seeking to avoid long-term systematic biases toward any particular country, sector, style, or market capitalization. These stock selection models are designed to understand what information is likely to impact stock prices with a predictable and measurable lag that allows time to invest and profit. The models obtain the information to forecast individual stock returns by evaluating a stock’s potential on the basis of (1) direct effects - characteristics of the company itself; and (2) indirect effects - characteristics of other companies that are related by virtue of a common country and sector affiliation (called country/sector baskets); a common country affiliation; and a common global sector affiliation, and/or other common linkages. Over any time period, the strategy’s performance relative to the Index is driven by allocations to country/sector baskets, stock selection, and the effects of currency exposures differing from those of the Index.

Countries contributing the most to returns relative to the Index during the semi-annual period were: Japan, in part driven by overweight positioning and positive selection within the Japanese industrials, financials and information technology baskets; and Turkey, primarily due to overweight positioning to the Turkish financials basket. Countries contributing the most to underperformance relative to the Index included: the UK, mostly as a result of overweight positioning to the UK energy basket; and Germany, largely due to overweight positioning and negative selection within the German communication services basket and negative selection within the German health care basket.

Sectors contributing the most to returns relative to the Index during the semi-annual period included: Financials, largely driven by overweight positioning to the Turkish financials basket; and information technology, largely as a result of overweight positioning to the Dutch and Taiwanese information technology baskets and positive selection paired with overweight positioning to the Japanese information technology basket. Sectors contributing the most to underperformance relative to the Index included: communication services, predominantly driven by overweight positioning and negative selection within the Chinese, German and Canadian communication services baskets; and health care primarily as a result of negative selection paired with overweight positioning to the Swiss health care basket.

Holding Insights

One position that positively contributed to Fund performance during the fiscal semi-annual period was ASML Holding N.V. (ASML NA) (holding weight*: 2.43 percent), a global developer and producer of semiconductor manufacturing equipment, specifically machines to produce chips. Another holding that outperformed was Akbank T.A.S (AKBNK TI) (holding weight*: 2.03 percent), a financial institution that offers retail and corporate banking services. ASMLNA, and AKBNKTI increased 49.7 percent and 83.9 percent, respectively, during the first half of the fiscal year. A couple of stocks that detracted from fund performance were BYD Electronic International Company Ltd. (285 HK) (holding weight*: 0.08 percent), a company that researches and develops handset components for handset manufacturers, and Equinor ASA (EQNR) (holding weight*: 0.07 percent), an energy company that develops oil, gas, wind, and solar energy projects. For the six-month period 285 HK and EQNR fell 18.4 percent and 15.1 percent respectively.

Sub-Adviser Outlook

The Sub-Adviser generally constructs its portfolios by using proprietary econometric models and a proprietary optimization process that balances the trade-off between a stock’s expected return, its contribution to portfolio level risk, portfolio specific restrictions, and its opportunity costs relative to trading costs. As this is performed quantitatively, the Sub-Adviser’s outlook does not play a role in the disciplined investment process.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 04/30/2024.

Dunham International Stock Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2024

The Fund’s performance figures* for each of the periods ended April 30, 2024, compared to its benchmarks:

			Annualized	Annualized
	6 Month Return	1 Year Return	5 Year Return	10 Year Return
Class N	20.72%	18.11%	9.24%	5.95%
Class A with Load 5.75%	13.67%	11.07%	7.69%	5.06%
Class A without load	20.62%	17.85%	8.97%	5.68%
Class C	20.15%	16.94%	8.15%	4.89%
MSCI All Country World ex US Index (net) (a)	17.69%	9.33%	5.03%	3.93%
Morningstar Foreign Large Cap Blend Category (b)	16.62%	8.20%	5.17%	3.82%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.00% for Class N, 3.00% for Class C and 2.25% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%.The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distribution. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The MSCI All Country World ex US Index (net) is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Foreign Large Cap Blend Category is generally representative of mutual funds that primarily invest in non-U.S. stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is generally applicable where neither growth nor value characteristics dominate.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
United States	22.4%
Japan	15.0%
China	9.3%
Germany	7.5%
Hong Kong	6.1%
Korea	5.6%
Switzerland	4.7%
Turkey	4.7%
Netherlands	4.0%
Other Countries	20.7%
Total	100.0%

*   Based on total value of investments as of April 30, 2024. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 93.7%
	AEROSPACE & DEFENSE - 0.0%(a)
2,185	Leonardo SpA	$50,228

	APPAREL & TEXTILE PRODUCTS - 0.0%(a)
839	Gildan Activewear, Inc.	29,080

	ASSET MANAGEMENT - 2.0%
1,289	Industrivarden A.B.	41,513
5,515	Industrivarden A.B., C Shares	177,319
10,707	Investor A.B.	262,262
87,628	UBS Group A.G.(c)	2,344,055
		2,825,149
	AUTOMOTIVE - 7.9%
5,000	Aisin Corporation	190,185
23,857	Bayerische Motoren Werke A.G.	2,599,847
10,835	Continental A.G.	702,403
8,800	Fuyao Glass Industry Group Company Ltd.	52,686
700	Honda Motor Company Ltd.	7,964
4,244	Hyundai Mobis Company Ltd.	692,637
1,761	Kia Corp	148,836
22,500	Koito Manufacturing Company Ltd.	302,647
21,100	Mazda Motor Corporation	238,845
17,169	Mercedes-Benz Group A.G.	1,298,999
77,900	Nissan Motor Company Ltd.	285,096
132,737	Stellantis N.V.(c)	2,946,885
26,400	Subaru Corporation	589,497
37,700	Sumitomo Electric Industries Ltd.	582,714
800	Toyota Industries Corporation	76,023
28,300	Zhejiang Cfmoto Power Company Ltd.	545,245
		11,260,509
	BANKING - 22.8%
8,070	ABN AMRO Bank N.V.	129,302

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 93.7% (Continued)
	BANKING - 22.8% (Continued)
167,000	Agricultural Bank of China Ltd., H Shares	$74,467
1,559,658	Akbank T.A.S.	2,870,716
27,239	Alpha Bank AE(d)	46,008
30,481	Banco Bilbao Vizcaya Argentaria S.A.	329,702
209,983	Banco BPM SpA	1,379,013
20,100	Banco Bradesco S.A.	47,767
463,268	Banco de Chile	51,510
9,200	Banco do Brasil S.A.	48,705
852,850	Banco Santander Chile	38,732
85,730	Banco Santander S.A.	417,234
43,107	Bancolombia S.A.	371,546
6,714	Bank Hapoalim BM	60,500
43,009	Bank Leumi Le-Israel BM	335,225
279,200	Bank of Beijing Company Ltd., Class A	214,933
9,968	Bank of China Ltd. - ADR	110,944
4,404,000	Bank of China Ltd., H Shares	1,975,142
1,150,000	Bank of Communications Company Ltd., H Shares	828,064
229,387	Bank of Ireland Group PLC	2,459,641
376,800	Bank of Jiangsu Company Ltd.	420,077
185,729	Barclays plc - ADR(c)	1,901,865
79,615	Barclays plc	200,747
31,712	BNK Financial Group, Inc.	190,997
5,513	BNP Paribas S.A.	396,824
20,483	CaixaBank S.A.	108,045
1,240,000	China Construction Bank Corporation, H Shares	802,265
10,900	China Merchants Bank Company Ltd.	51,430
19,500	China Merchants Bank Company Ltd., H Shares	84,451
350,500	China Minsheng Banking Corp Ltd., H Shares	128,241
272,000	Chongqing Rural Commercial Bank Company Ltd., H Shares	116,424
11,630	Commercial International Bank - Egypt (CIB)	17,236
360	Credicorp Ltd.	59,620
116,851	Deutsche Bank A.G.	1,874,865
1,861	Erste Group Bank A.G.	86,809

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 93.7% (Continued)
	BANKING - 22.8% (Continued)
6,555	FinecoBank Banca Fineco SpA	$100,446
103,982	Haci Omer Sabanci Holding A/S	296,831
10,225	Hana Financial Group, Inc.	430,215
55,067	Industrial & Commercial Bank of China Ltd. - ADR(c)	586,464
1,630,000	Industrial & Commercial Bank of China Ltd., H Shares	874,048
26,400	Industrial Bank Company Ltd.	61,321
18,151	ING Groep N.V.	287,043
110,337	Intesa Sanpaolo SpA	413,094
24,441	Intesa Sanpaolo SpA - ADR	552,611
35,286	Itau Unibanco Holding S.A. - ADR	213,480
8,000	Japan Post Bank Company Ltd.	81,204
15,000	Kasikornbank PCL	52,455
12,641	KB Financial Group, Inc.	683,951
971	Komercni banka as	35,775
115,200	Krung Thai Bank PCL	51,939
752,514	Lloyds Banking Group plc - ADR	1,926,435
52,734	Nordea Bank Abp	617,357
1,218	OTP Bank Nyrt	60,384
11,364	Piraeus Financial Holdings S.A.(d)	45,535
4,500	Powszechna Kasa Oszczednosci Bank Polski S.A.	66,819
118,460	Quinenco S.A.	413,682
445	Santander Bank Polska S.A.	60,986
775,890	Sberbank of Russia PJSC(b)(d)(g)	—
24,500	SCB X PCL	70,188
2,831	Shinhan Financial Group Company Ltd.	94,884
36,156	Skandinaviska Enskilda Banken A.B.	473,547
3,214	Societe Generale S.A.	86,623
60,673	Svenska Handelsbanken A.B., A Shares	520,327
6,000	Swedbank A.B., A Shares	114,742
3,340	Toronto-Dominion Bank (The)	198,132
529,219	Turkiye Garanti Bankasi A/S	1,347,314
298,298	Turkiye Is Bankasi A/S	126,279
21,414	UniCredit SpA	786,181

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 93.7% (Continued)
	BANKING - 22.8% (Continued)
1,284,860,000	VTB Bank PJSC(b)(d)(g)	$—
2,410,939	Yapi ve Kredi Bankasi A/S	2,414,270
		32,373,609
	BIOTECH & PHARMA - 4.4%
28,363	GSK plc - ADR(c)	1,175,363
11,798	Novartis AG	1,145,073
2,127	Novo Nordisk A/S	272,772
2,500	Otsuka Holdings Company Ltd.	106,894
12,755	Roche Holding A.G.	3,056,246
18,300	Takeda Pharmaceutical Company Ltd.	480,971
		6,237,319
	CHEMICALS - 0.3%
739	Brenntag S.E.	58,989
800	Nitto Denko Corporation	66,150
10,128	PhosAgro PJSC(b)(d)(g)	—
3,112	Symrise A.G.	333,663
		458,802
	COMMERCIAL SUPPORT SERVICES - 0.0%(a)
917	Adecco Group A.G.	32,079

	CONSTRUCTION MATERIALS - 1.2%
1,100	AGC, Inc.	40,672
6,705	CRH plc	519,101
674	Heidelberg Materials A.G.	67,845
13,393	Holcim A.G.	1,121,087
0	Turkiye Sise ve Cam Fabrikalari A/S	0
		1,748,705
	DIVERSIFIED INDUSTRIALS - 1.2%
189,000	Mitsubishi Heavy Industries Ltd.	1,689,903

	E-COMMERCE DISCRETIONARY - 0.8%
9,552	PDD Holdings, Inc. - ADR(d)	1,195,719

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 93.7% (Continued)
	ELECTRIC UTILITIES - 1.7%
1,200	Chubu Electric Power Company, Inc.	$15,403
12,042	E.ON S.E.	159,499
19,994	Engie S.A.(c)	347,194
3,800	Kansai Electric Power Company, Inc. (The)	56,923
292,100	Tokyo Electric Power Company Holdings, Inc.(d)	1,816,979
		2,395,998
	ELECTRICAL EQUIPMENT - 1.3%
16,763	ABB Ltd.	815,139
9,800	Fuji Electric Company Ltd.	609,610
20,735	Hexagon A.B.	216,923
7,600	Mitsubishi Electric Corporation	132,470
		1,774,142
	ENGINEERING & CONSTRUCTION - 1.1%
406,600	China Railway Group Ltd.	367,263
966,900	China State Construction Engineering Corp Ltd.	714,217
1	Enka Insaat ve Sanayi A/S	1
1,021,200	Metallurgical Corp of China Ltd., Class A	459,966
		1,541,447
	ENTERTAINMENT CONTENT - 0.0%(a)
13,100	37 Interactive Entertainment Network Technology	30,093

	FOOD - 0.4%
1,097	Salmar ASA	69,017
741,000	WH Group Ltd.	538,585
		607,602
	GAS & WATER UTILITIES - 0.0%(a)
2,100	Tokyo Gas Company Ltd.	47,098

	HOME & OFFICE PRODUCTS - 0.4%
1	Arcelik A/S	5
92,000	Gree Electric Appliances Inc of Zhuhai	533,745
17,400	Haier Smart Home Company Ltd., H Shares	64,450
		598,200

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 93.7% (Continued)
	HOME CONSTRUCTION - 0.0%(a)
3,400	Sekisui Chemical Company Ltd.	$49,464

	INDUSTRIAL SUPPORT SERVICES - 0.2%
13,200	Sumitomo Corporation	347,129

	INSTITUTIONAL FINANCIAL SERVICES - 1.4%
7,100	Daiwa Securities Group, Inc.	52,179
14,800	Haitong Securities Company Ltd.	7,069
2,600	Japan Exchange Group, Inc.	60,895
329,400	Nomura Holdings, Inc.	1,874,317
		1,994,460
	INSURANCE - 5.6%
2,135	Allianz S.E.	606,030
1,260	ASR Nederland N.V.	63,065
12,290	Assicurazioni Generali SpA	299,734
58,619	Aviva plc	340,376
73,805	China Life Insurance Company Ltd., H Shares	97,195
24,600	China Pacific Insurance Group Company Ltd., H Shares	53,900
3,700	Dai-ichi Life Holdings, Inc.	85,698
7,097	Hyundai Marine & Fire Insurance Company Ltd.	159,821
14,300	Japan Post Holdings Company Ltd.	137,330
44,100	MS&AD Insurance Group Holdings, Inc.	792,891
26,196	NN Group N.V.	1,208,743
2,312,000	People’s Insurance Company Group of China Ltd., H Shares	758,853
3,712	Samsung Fire & Marine Insurance Company Ltd.	828,832
84,600	Sompo Holdings, Inc.	1,674,278
1,743	Swiss Re A.G.	189,471
10,200	Tokio Marine Holdings, Inc.	322,391
816	Zurich Insurance Group A.G.	394,978
		8,013,586
	LEISURE FACILITIES & SERVICES - 0.0%(a)
94	Evolution A.B.	10,386

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 93.7% (Continued)
	MACHINERY - 0.9%
500	Disco Corporation	$142,426
1,800	Makita Corporation	52,113
5,849	Sandvik A.B.	116,599
7,000	Techtronic Industries Company Ltd.	96,735
155,500	Tian Di Science & Technology Company Ltd.	158,992
29,300	Yokogawa Electric Corporation	647,419
		1,214,284
	MEDICAL EQUIPMENT & DEVICES - 0.2%
4,660	Getinge A.B., B Shares	98,111
3,952	Koninklijke Philips N.V.(d)	104,976
8,913	Smith & Nephew plc	107,995
		311,082
	METALS & MINING - 4.1%
72,962	Barrick Gold Corporation(c)	1,214,087
100	China Shenhua Energy Company Ltd.	549
17,000	China Shenhua Energy Company Ltd., H Shares	70,558
128,700	Huaibei Mining Holdings Company Ltd.	342,372
96,800	Jiangxi Copper Company Ltd., Class A	349,309
3,408	Kinross Gold Corporation	21,982
378,500	MMC Norilsk Nickel PJSC(b)(d)(g)	—
11,507	Norsk Hydro ASA	70,718
394,000	Pingdingshan Tianan Coal Mining Company Ltd.	717,812
1,994	Rio Tinto plc	134,925
21,000	Shandong Gold Mining Company Ltd.	45,377
570,814	Shandong Nanshan Aluminum Company Ltd.	281,273
19,700	Sumitomo Metal Mining Company Ltd.	658,163
1,631,100	Tongling Nonferrous Metals Group Company Ltd.	904,429
189,700	Yunnan Copper Company Ltd.	365,756
264,000	Zijin Mining Group Company Ltd.	575,906
		5,753,216
	OIL & GAS PRODUCERS - 10.7%
1,918	Aker BP ASA	46,520
89,570	BP PLC - ADR	3,472,629
105,666	BP PLC	681,134

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 93.7% (Continued)
	OIL & GAS PRODUCERS - 10.7% (Continued)
991,900	China Petroleum & Chemical Corporation	$867,412
1,214,000	China Petroleum & Chemical Corporation, H Shares	724,635
11,946	Enbridge, Inc.	424,737
17,700	ENEOS Holdings, Inc.	81,779
11,818	Eni SpA	189,864
3,776	Equinor ASA - ADR(c)	100,404
6,389	Equinor ASA	170,008
2,546	Galp Energia SGPS S.A.	54,705
87,530	Gazprom PJSC - ADR(b)(d)(g)	—
247,390	Gazprom PJSC(b)(d)(g)	—
37,200	Inpex Corporation	557,259
1,059	KOC Holding A/S	7,393
24,250	LUKOIL PJSC(b)(d)(g)	—
3,307	MEG Energy Corporation(d)	75,208
22,511	Motor Oil Hellas Corinth Refineries S.A.	652,646
9,000	OMV A.G.	427,168
1,401	Pembina Pipeline Corporation	49,293
1,636,200	PetroChina Company Ltd., Class A	2,308,426
1,184,100	PetroChina Company Ltd., H Shares	1,103,269
110,900	Petroleo Brasileiro S.A.	946,556
11,641	Petroleo Brasileiro S.A. - ADR	197,548
11,600	PTT Exploration & Production PCL	48,376
204,900	PTT PCL	185,121
9,462	Repsol S.A.	148,553
117,940	Rosneft Oil Company PJSC(b)(d)(g)	—
6,182	Shell plc - ADR(c)	443,002
482	SK, Inc.	57,297
6,936	Suncor Energy, Inc.	264,644
6,830	Tatneft PJSC(b)(d)(g)	—
32,200	Thai Oil PCL	26,202
11,465	TotalEnergies S.E.	832,550
		15,144,338

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 93.7% (Continued)
	OIL & GAS SERVICES & EQUIPMENT - 0.5%
1,256,700	CNOOC Energy Technology & Services Ltd.	$704,962

	RETAIL - CONSUMER STAPLES - 0.1%
13,500	CK Hutchison Holdings Ltd.	65,566

	RETAIL - DISCRETIONARY - 0.3%
514	Canadian Tire Corp Ltd.	49,651
3,842	Hennes & Mauritz A.B., Class B(c)	61,072
217,521	HLA Group Corp Ltd., Class A	273,662
439	Pandora A/S	66,816
		451,201
	SEMICONDUCTORS - 6.8%
17,000	ASE Technology Holding Company Ltd.	76,300
3,941	ASML Holding N.V.	3,433,508
1,210	ASML Holding N.V. - ADR	1,055,689
400	Lasertec Corporation	86,284
33,000	MediaTek, Inc.	992,703
371,000	MLS Company Ltd.	428,396
3,000	Realtek Semiconductor Corporation	47,217
300	SCREEN Holdings Company Ltd.	30,954
55,000	Taiwan Semiconductor Manufacturing Company Ltd.	1,313,881
10,000	Tokyo Electron Ltd.	2,193,500
		9,658,432
	SOFTWARE - 1.7%
520	Check Point Software Technologies Ltd.(d)	77,698
108	Constellation Software, Inc.	278,033
222	CyberArk Software Ltd.(c),(d)	53,114
499	Descartes Systems Group, Inc. (The)(d)	46,285
324	Nice Ltd.(d)	72,470
1,442	Open Text Corporation	50,917
6,857	SAP S.E.	1,238,453
1,051	SAP S.E. - ADR(c)	190,452

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 93.7% (Continued)
	SOFTWARE - 1.7% (Continued)
6,517	Shopify, Inc., Class A(d)	$457,500
		2,464,922
	SPECIALTY FINANCE - 1.2%
1,077	AerCap Holdings N.V.(d)	90,996
49,600	ORIX Corporation	1,015,104
20,481	Samsung Card Company Ltd.	575,506
		1,681,606
	STEEL - 0.4%
20,444	ArcelorMittal S.A. - ADR(c)	511,304
2,611	ArcelorMittal S.A.	65,246
400	Nippon Steel Corporation	8,968
		585,518
	TECHNOLOGY HARDWARE - 4.9%
1,251,000	Acer, Inc.	1,717,362
70,300	Anker Innovations Technology Company Ltd.	835,198
10,100	Brother Industries Ltd.	178,662
35,000	BYD Electronic International Company Ltd.	117,907
103,000	Chicony Electronics Company Ltd.	636,168
16,200	FUJIFILM Holdings Corporation	344,621
8,642	Hisense Visual Technology Company Ltd.	33,227
8,800	Kyocera Corporation	107,262
42,000	Lenovo Group Ltd.	47,240
538	LG Electronics, Inc.	35,745
594	Logitech International S.A.	46,247
11,700	Panasonic Holdings Corporation	102,125
26,000	Quanta Computer Inc	203,585
43,965	Samsung Electronics Company Ltd.	2,437,958
17,211	Telefonaktiebolaget LM Ericsson, B Shares	87,350
1,200	ZTE Corporation, H Shares	2,586
		6,933,243
	TECHNOLOGY SERVICES - 2.1%
1,131	CGI, Inc.(d)	114,591
11,851	Experian plc	478,032
2,800	Nomura Research Institute Ltd.	67,755

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 93.7% (Continued)
	TECHNOLOGY SERVICES - 2.1% (Continued)
16,388	RELX plc - ADR(c)	$675,022
16,019	RELX plc	658,937
6,620	Wolters Kluwer N.V.	991,302
		2,985,639
	TELECOMMUNICATIONS - 3.0%
34,036	BT Group PLC	43,529
2,045,100	China United Network Communications Ltd.	1,318,951
101,175	Deutsche Telekom A.G.	2,318,043
6,023	Tele2 A.B., B Shares	56,181
7,402	Telenor ASA	85,228
17,189	Vodafone Group plc - ADR(c)	144,559
245,517	Vodafone Group plc	207,060
		4,173,551
	TRANSPORTATION & LOGISTICS - 2.3%
25	AP Moller - Maersk A/S - Series B	36,227
211	AP Moller - Maersk A/S - Series A	299,239
2,282	Canadian National Railway Company	276,956
2,888	Deutsche Post A.G.	120,950
286,400	Eastern Air Logistics Company Ltd.	721,379
19,900	Kawasaki Kisen Kaisha Ltd.	280,394
17,500	Mitsui OSK Lines Ltd.	555,453
8,500	Nippon Express Holdings Company Ltd.	434,854
7,300	Nippon Yusen KK	207,254
9,243	Star Bulk Carriers Corporation	224,790
472	Svitzer A/S(d)	15,861
1	Turk Hava Yollari AO(d)	10
11,900	Xiamen C & D, Inc.	16,313
		3,189,680
	TRANSPORTATION EQUIPMENT - 0.3%
4,100	Isuzu Motors Ltd.	51,960
16,356	Volvo A.B., B Shares	416,341
		468,301

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 93.7% (Continued)
	WHOLESALE - CONSUMER STAPLES - 0.5%
38,800	Marubeni Corporation	$691,288

	WHOLESALE - DISCRETIONARY - 1.0%
21,700	Toyota Tsusho Corporation	1,379,711

	TOTAL COMMON STOCKS (Cost $119,021,135)	133,167,247

	EXCHANGE-TRADED FUNDS — 0.5%
	EQUITY - 0.5%
6,950	iShares MSCI EAFE ETF(c)	537,026
3,577	iShares MSCI Eurozone ETF	176,203
		713,229

	TOTAL EXCHANGE-TRADED FUNDS (Cost $710,554)	713,229

	PREFERRED STOCKS — 4.8%
	AUTOMOTIVE — 1.6%
3,364	Bayerische Motoren Werke A.G.	345,742
4,098	Hyundai Motor Company	454,626
1,185	Porsche Automobil Holding S.E.	60,392
11,130	Volkswagen A.G.	1,363,819
		2,224,579
	BANKING — 0.2%
28,800	Banco Bradesco S.A.	77,815
31,556	Bancolombia S.A.	258,306
		336,121
	INSTITUTIONAL FINANCIAL SERVICES — 0.2%
110,420	Mirae Asset Securities Company Ltd.	289,971

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares				Fair Value
	PREFERRED STOCKS — 4.8% (Continued)
	INSURANCE — 0.4%
3,206	Samsung Fire & Marine Insurance Company Ltd.			$563,779

	OIL & GAS PRODUCERS — 1.8%
310,800	Petroleo Brasileiro S.A.			2,509,097

	TECHNOLOGY HARDWARE — 0.6%
19,632	Samsung Electronics Company Ltd.			914,424

	TOTAL PREFERRED STOCKS (Cost $6,488,739)			6,837,971

		Expiration Date	Exercise Price
	WARRANT — 0.0%(a)
	SOFTWARE - 0.0% (a)
108	Constellation Software Inc (Canada)	04/02/2040	$0.00	—

	TOTAL WARRANT (Cost $0)			—

	SHORT-TERM INVESTMENTS — 7.7%
	COLLATERAL FOR SECURITIES LOANED - 7.7%
10,915,758	Mount Vernon Liquid Assets Portfolio, LLC, 5.43%(e)(f)			10,915,758

	MONEY MARKET FUNDS - 0.0% (a)
720	Fidelity Government Portfolio, Class I, 5.19%(e)			720

	TOTAL SHORT-TERM INVESTMENTS (Cost $10,916,478)			10,916,478

	TOTAL INVESTMENTS - 106.7% (Cost $137,136,906)			$151,634,925
	LIABILITIES IN EXCESS OF OTHER ASSETS - (6.7)%			(9,520,358)
	NET ASSETS - 100.0%			$142,114,567

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

ADR	- American Depositary Receipt

A/S	- Anonim Sirketi

EAFE	- Europe, Australasia and Far East

ETF	- Exchange-Traded Fund

LLC	- Limited Liability Company

LTD	- Limited Company

MSCI	- Morgan Stanley Capital International

NV	- Naamioze Vennootschap

PJSC	- Public Joint-Stock Company

PLC	- Public Limited Company

SA	- Société Anonyme

TAS	- Turkish Accounting Standards

(a)	Percentage rounds to less than 0.1%.

(b)	The value of this security has been determined in good faith under policies of the Board of Trustees.

(c)	All or a portion of these securities are on loan. Total loaned securities had a value of $10,346,512 at April 30, 2024.

(d)	Non-income producing security.

(e)	Rate disclosed is the seven day effective yield as of April 30, 2024.

(f)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(g)	Illiquid security.

See accompanying notes which are an integral part of these financial statements.

Dunham Dynamic Macro Fund (Unaudited)

Message from the Sub-Adviser (Vontobel Asset Management, Inc)

Asset Class Recap

Despite continuously stubborn inflation that remained above target levels, the hope for rate cuts later this year and a soft landing remained alive for most of the reporting period as stocks continued to climb overall and bonds managed to keep a steady hand. However, the month of April served as a reminder that adverse macroeconomic data and geopolitical tensions could swiftly disrupt portfolios as both equity and bond markets sold off. A combination of hot US inflation data and a first quarter US GDP point revealing unabated consumer demand fueled market fears for delayed monetary easing. In addition, Iran’s first-ever attack on Israel marked further escalation in the Middle East, with investors apprehensive over the prospect of a broader conflict in the region. As a result, the CBOE Volatility Index spiked, reflecting a rather slow awakening to the abnormally high geopolitical tensions and fragmentation, oil prices creeping higher, as well as reemerging inflation fears. Global equities, as measured by the MSCI All Country World Index (net), increased 19.8 percent during the six-month period ended April 30, 2024 while US equities, as measured by the S&P 500 Index, increased 21.0 percent, and foreign equities, as measured by the MSCI All Country World Index ex US (net), rose 17.7 percent. Bond markets, as measured by the Bloomberg Global Aggregate Bond Unhedged Index, increased 4.4 percent during the same time period. Broad commodities on the other hand, as measured by the S&P GSCI Commodity Dynamic Roll index, increased 2.5 percent. When looking just at the run-up from the beginning of the fiscal year through March, global equities had surged 23.8 percent and global bonds rose 7.1 percent. However, after peaking at the end of March, global equities declined 3.3 percent and global bonds slipped 2.5 percent in the final month of the most recent fiscal quarter.

Allocation Review

The Sub-Adviser utilizes a highly active allocation strategy, which involves large shifts in exposures across three broad asset classes: equities, bonds, and commodities. Early in the fiscal year, the Sub-Adviser’s equity model reversed its equity allocation reduction that had started in the summer of 2023 and rebuilt the Fund’s exposure. At the end of the first fiscal quarter, the equity allocation comprised more than 75 percent, but in the second fiscal quarter the Sub-Adviser’s models pulled back the weighting to 63 percent at the end of April. The term spread serving as a gauge of economic health was the main driver of this development as its positive contribution to the allocation slightly decreased in reaction to reemerging inflation worries against a backdrop of continued economic resilience. This indicates that the market continues to take economic strength as bad news since it might push rate cuts further out which is supported by the negative correlation between positive economic data surprises and market sentiment, where stronger data leads to increased fears of less of policy easing in the medium term. Similarly, the bond allocation model re-entered positive territory in the first fiscal quarter after a prolonged period of being underweight in government bonds, essentially buying into the narrative of the Fed pivot. However, the allocation turned negative at the beginning of March before retreating into more pronounced negative territory at the start of April finishing the period with negative 2.3 years of duration. Momentum acted as the most influential model component whereas mean reversion and carry maintained their slightly positive and negative allocation contributions, respectively. Momentum reacted to strong yield action in the market as bonds were battered once again in April by re-pricings due to changed rate cut expectations which had dwindled to an underwhelming 25 basis points cut not until December as fears of continued Fed hawkishness swept across bond markets. Mean reversion contributes positively to the allocation pointing to chances that interest rates could indeed fall again in the medium term while carry contributes negatively as most government yield curves remain flat or inverted. Directional commodity exposure remained near zero over the period due to the prevailing negative economic outlook captured by the term spread.

Holdings Insights

Within the equity exposure, the Fund continued to maintain holdings in the SPDR S&P 500 ETF Trust (SPY) (holding weight*: 9.96 percent). SPY returned 4.3 percent over the second fiscal quarter, which brought performance over the six-month period to 20.9 percent. The Fund also held the Invesco Nasdaq 100 ETF (QQQM) (holding weight*: 8.04 percent) to get exposure to the more tech-oriented side of US equities. QQQM rose 2.0 percent during the second fiscal quarter, bringing the six-month performance to 21.5 percent. Derivatives in the equity allocation primarily included futures contracts, such as the CME E-Mini Standard & Poor’s 500 Index Future 6/21/2024 (ESM4 IND) (holding notional weight*: 0.39 percent) to quickly adjust the Fund’s exposure to the United States stocks. Since this futures contract was initiated in March, the S&P 500 Index slightly decreased after the addition, resulting in a slight detraction from Fund performance. The Sub-Adviser also continued to access exposure to foreign stocks through the Franklin FTSE United Kingdom ETF (FLGB) (holding weight*: 4.09 percent), the Frankline FTSE Japan ETF (FLJP) (holding weight*: 3.58 percent), and the SPDR EURO STOXX 50 ETF (FEZ) (holding weight*: 4.59 percent). During the second fiscal quarter, FLJP, FLGB, and FEZ increased 1.7 percent, 7.0 percent, and 5.7 percent, respectively. This resulted in FLJP, FLGB, and FEZ increasing 15.1 percent, 17.3 percent, and 23.3 percent, respectively since the start of the fiscal year. The Sub-Adviser also used futures contracts on foreign stock indices, including the TSE TOPIX Future 6/13/2024 (TPM4 IND) (holding notional weight*: 18.02 percent), the Eurex EURO STOXX 50 Future 6/21/2024 (VGM4 IND) (holding notional weight*: 5.97 percent), and the FTSE 100 Index Future 6/21/2024 (Z M4 IND) (holding notional weight*: 6.61 percent). Each of these futures contracts aside from VGM4 IND generally contributed to performance since they were added to the Fund in early March. The TPM4 IND, and Z M4 IND contributed approximately 0.4 percent each since being added to the Fund while VGM4 IND slightly declined.

Sub-Adviser Outlook

The Sub-Adviser believes that 2024 will continue to be meaningfully impacted by the timing and magnitude of the Fed’s interest rate reductions. As the year progresses, all eyes are now on the June FOMC meeting and whether the Fed will keep rates steady or go for the first rate cut as it remains committed to finding a balance between economic growth and inflation. The Sub-Adviser’s risk model eerily continues to flag parallels between today and major pre-recessionary periods like the late 1980s and 2006-2007. These parallels are mainly drawn due to the currently negative term spread, the short rate trend as well as bond market volatility and point towards recessionary risks that continue to build as the effects of previous rate hikes unfold. The Sub-Adviser anticipates that US interest-rate volatility is likely to remain elevated as each new piece of economic data has the potential to alter the Fed’s stance and the market’s expectations on central-bank policy. The future equity trajectory may be decided by whether investors can look through the debate around the timing of rate cuts and focus on the mid-term prospect of a non-recessionary rate hiking cycle that may come to a conclusion soon. The Sub-Adviser’s models will continue to be driven mainly by the economic environment and momentum in bond markets as the economy continues to navigate through uncertain waters.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2024.

Dunham Dynamic Macro Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2024

The Fund’s performance figures* for each of the periods ended April 30, 2024, compared to its benchmarks:

			Annualized	Annualized
	6 Month Return	1 Year Return	5 Year Return	10 Year Return
Class N	14.70%	20.39%	4.74%	3.01%
Class A with Load 4.50%	7.92%	13.13%	3.25%	2.13%
Class A without Load	14.51%	20.03%	4.48%	2.74%
Class C	14.03%	19.09%	3.69%	1.97%
Dow Jones Moderately Aggressive Portfolio Index (a)	15.86%	11.75%	6.86%	6.96%
Morningstar Tactical Allocation Category (b)	12.19%	9.36%	4.33%	3.50%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.81% for Class N, 2.81% for Class C and 2.06% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The Dow Jones Moderately Aggressive Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderately Aggressive Portfolio Index risk level is set to 80% of the Dow Jones Global Stock CMAC Index’s downside risk (past 36 months).

(b)	The Morningstar Tactical Allocation Category includes funds that seek to provide capital appreciation and income by actively shifting allocations across investments. These funds have material shifts across equity regions, and bond sectors on a frequent basis. To qualify for the tactical allocation category, the fund must have minimum exposures of 10% in bonds and 20% in equity and the fund must historically demonstrate material shifts in sector or regional allocations either through a gradual shift over three years or through a series of material shifts on a quarterly basis.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
U.S. Treasury Notes	54.3%
Equity	31.3%
Government Guaranteed	3.5%
U.S. Treasury Bills	2.4%
Supranational	2.0%
Other	6.5%
Total	100.0%

*   Based on total value of investments as of April 30, 2024. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM DYNAMIC MACRO FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2024

Shares				Fair Value
	EXCHANGE-TRADED FUNDS — 30.3%
	COMMODITY - 0.1%
1,267	iShares GSCI Commodity Dynamic Roll Strategy ETF			$34,627

	EQUITY - 30.2%
79,200	Franklin FTSE Japan ETF			2,319,768
100,300	Franklin FTSE United Kingdom ETF			2,649,926
29,800	Invesco Nasdaq 100 ETF			5,205,464
58,800	SPDR EURO STOXX 50 ETF			2,969,400
12,843	SPDR S&P 500 ETF Trust			6,446,929
				19,591,487

	TOTAL EXCHANGE-TRADED FUNDS (Cost $14,001,463)			19,626,114

Principal Amount ($)		Coupon Rate (%)	Maturity
	CORPORATE BONDS — 3.9%
	GOVERNMENT GUARANTEED — 3.4%
1,273,000	Kreditanstalt fuer Wiederaufbau	1.2500	01/31/25	1,234,167
1,000,000	Landwirtschaftliche Rentenbank	2.0000	01/13/25	976,074
				2,210,241
	SUPRANATIONAL — 0.5%
300,000	Asian Development Bank	4.1250	09/27/24	298,357

	TOTAL CORPORATE BONDS (Cost $2,508,141)			2,508,598

	NON U.S. GOVERNMENT & AGENCIES — 1.5%
	SUPRANATIONAL — 1.5%
1,000,000	International Bank for Reconstruction & Development	0.3750	07/28/25	941,192

	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $953,415)			941,192

See accompanying notes which are an integral part of these financial statements.

DUNHAM DYNAMIC MACRO FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 52.3%
	U.S. TREASURY NOTES — 52.3%
1,500,000	United States Treasury Note	2.5000	05/15/24	$1,498,309
2,000,000	United States Treasury Note	0.3750	07/15/24	1,979,630
1,500,000	United States Treasury Note	3.0000	07/31/24	1,490,995
2,000,000	United States Treasury Note	1.2500	08/31/24	1,972,825
2,000,000	United States Treasury Note	1.5000	09/30/24	1,968,477
1,500,000	United States Treasury Note	1.5000	10/31/24	1,471,691
1,500,000	United States Treasury Note	1.5000	11/30/24	1,466,965
5,000,000	United States Treasury Note	1.0000	12/15/24	4,868,361
2,000,000	United States Treasury Note	1.1250	02/28/25	1,932,930
1,500,000	United States Treasury Note	0.5000	03/31/25	1,437,017
1,500,000	United States Treasury Note	0.3750	04/30/25	1,429,728
1,500,000	United States Treasury Note	2.1250	05/15/25	1,453,169
1,500,000	United States Treasury Note	0.2500	05/31/25	1,422,012
1,500,000	United States Treasury Note	2.7500	06/30/25	1,458,691
1,500,000	United States Treasury Note	2.8750	07/31/25	1,458,047
1,500,000	United States Treasury Note	2.0000	08/15/25	1,441,113
1,000,000	United States Treasury Note	0.2500	09/30/25	933,496
1,500,000	United States Treasury Note	0.2500	10/31/25	1,395,117
1,500,000	United States Treasury Note	2.8750	11/30/25	1,448,877
1,500,000	United States Treasury Note	3.8750	01/15/26	1,469,824
				33,997,274
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $34,109,891)			33,997,274

Shares
	SHORT-TERM INVESTMENTS — 8.6%
	MONEY MARKET FUNDS - 6.3%
4,052,348	MSILF Government Portfolio, Institutional Class, 5.21%(b)			4,052,348

See accompanying notes which are an integral part of these financial statements.

DUNHAM DYNAMIC MACRO FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Discount Rate (%)	Maturity	Fair Value
	SHORT-TERM INVESTMENTS — 8.6% (Continued)
	U.S. TREASURY BILLS — 2.3%
1,500,000	United States Treasury Bill(a)	5.1523	06/13/24	$1,490,554
	TOTAL SHORT-TERM INVESTMENTS (Cost $5,543,017)			5,542,902

	TOTAL INVESTMENTS - 96.6% (Cost $57,115,927)			$62,616,080
	OTHER ASSETS IN EXCESS OF LIABILITIES - 3.4%			2,209,667
	NET ASSETS - 100.0%			$64,825,747

OPEN LONG FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(c)	Value and Unrealized Appreciation (Depreciation)
4	CME E-Mini NASDAQ 100 Index Future	06/21/2024	$1,405,700	$(44,028)
1	CME E-Mini Standard & Poor’s 500 Index Future	06/21/2024	253,350	(10,738)
74	Eurex EURO STOXX 50 Future	06/21/2024	3,868,254	(4,268)
42	FTSE 100 Index Future	06/21/2024	4,281,981	231,873
67	TSE TOPIX (Tokyo Price Index) Future	06/13/2024	11,669,943	285,131
	TOTAL LONG FUTURES CONTRACTS			$457,970

OPEN SHORT FUTURES CONTRACTS
Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount(c)	Value and Unrealized Appreciation (Depreciation)
70	CBOT 10 Year US Treasury Note	06/18/2024	$7,520,624	$93,846
19	Eurex 10 Year Euro BUND Future	06/06/2024	2,638,258	21,435
20	Euro-BTP Italian Bond Futures	06/06/2024	2,497,652	(2,920)
34	French Government Bond Futures	06/06/2024	4,553,779	49,041
25	Long Gilt Future	06/26/2024	2,992,265	10,063
	TOTAL SHORT FUTURES CONTRACTS			$171,465

					Unrealized
Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Appreciation
To Sell:
British Pound	05/23/2024	US Bank	2,000,000	$2,499,564	$22,577
Euro	05/23/2024	US Bank	2,700,000	2,884,640	25,126
Japanese Yen	05/23/2024	US Bank	350,000,000	2,226,731	135,735
				$7,610,935	$183,438

Total					$183,438

See accompanying notes which are an integral part of these financial statements.

DUNHAM DYNAMIC MACRO FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

ETF	- Exchange-Traded Fund

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Zero coupon bond.

(b)	Rate disclosed is the seven day effective yield as of April 30, 2024.

(c)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

See accompanying notes which are an integral part of these financial statements.

Dunham Long/Short Credit Fund (Unaudited)

Message from the Sub-Adviser (MetLife Investment Management, LLC)

Asset Class Recap

The fiscal year began on a strong note with investment grade bonds, as measured by the Bloomberg U.S. Corporate Index, rising 10.1 percent and high yield bonds, as measured by ICE BofA U.S. Cash Pay High Yield Index, adding 8.4 percent. An increasingly dovish Federal Reserve spurred a growing chorus calling for a soft landing despite historical evidence that policy tightening impacts the economy over an uncertain timeframe. Bond issuance was muted during the fiscal quarter, further exacerbating the supply/demand imbalance that reigns supreme in credit and has driven spreads to levels that historically leave little room for outperformance. This technical environment was particularly exacerbated at the long end of the curve, where relentless buying from yield sensitive investors is met with the lowest share of issuance since 2011. However, the rally in fixed income securities slowed in the most recent fiscal quarter as rates were pressured higher on the firmer than anticipated inflation readings as well as a strong GDP print which brought the soft-landing versus higher-for-longer debate back into the forefront of investors’ minds. Issuance rebounded in the most recent fiscal quarter which pushed spreads slightly wider. Still, this issuance was met with steady demand, limiting any further technical pressures on corporate bond spreads. Over the most recent fiscal quarter, investment grade bonds gave back 2.8 percent while high-yield bonds added 0.4 percent. Over the first six months of the fiscal year, short and intermediate-term corporates underperformed their longer-dated counterparts, as the Bloomberg US Corporate 3-5 years Index gave increased 5.0 percent while the Bloomberg US Corporate 7-10 years Index surged 8.4 percent. The beta rally in high-yield credit continued, with the lowest credit quality bonds rallying the most. Over the most recent fiscal quarter ended April 30, 2024, the ICE BofA CCC & Lower US High-Yield Index jumped 12.2 percent, outperforming the ICE BofA Single-B US Cash Pay High-Yield Index which added 8.9 percent.

Allocation Review

The Fund’s core long positions were the strongest contributor to Fund performance over the first six months of the fiscal year. The exposure to the core long positions decreased from approximately 42 percent to 30 percent, helping drive down the net notional exposure of the Fund from approximately 18.8 percent to 6.2 percent. The Sub-Adviser continued to implement its interest rate hedging strategy, which resulted in an overall duration of approximately 0.34 years. This interest rate hedging strategy primarily utilizes Treasury bond futures of various maturities to maintain an overall duration exposure for the Fund. This exposure meaningfully helped the Fund avoid some of the most significant losses amid the Fed’s aggressive monetary tightening cycle, but as speculation grew around the easing of monetary policy, this exposure detracted from Fund performance as US Treasury yields fell over a percent in the first fiscal quarter of the year. However, this exposure once again contributed to Fund performance in the most recent fiscal quarter, as disappointing inflation readings prompted the yield on the 10 year U.S. Treasury to rise 76 basis points. The Sub-Adviser also continued to manage credit risk exposure with credit default swaps on broad baskets of high-yield and investment grade debt, as well as with total return swaps on the IBOXX High-Yield Bond Index. At the end of the most recent fiscal quarter, the aggregate gross notional value of these credit default swaps and total return swaps was over 38 percent of the Fund. The Fund also had exposure to strategies that are generally less reliant on the market’s trajectory, such as pairs trades, catalyst-driven investments, and opportunistic trading. During the fiscal period, these strategies in aggregate comprised close to 27 percent of the Fund, with an allocation of approximately 8 percent to opportunistic trading, 12 percent to pairs trades, and 7 percent catalyst driven trades.

Holdings Insights

The top-performing credits within the Fund were long-duration and meaningfully benefited from the decline in interest rates in the first fiscal quarter. This included the Societe Generale S.A. 7.367%, Due 01/10/2053 (83368RBT8) (holding weight*: 1.47 percent), a European leader in financial services, and JBS USA Finance, Inc. 6.5%, Due 12/01/2052 (46590XAX4) (holding weight*: 1.40 percent) a dual issuer that operates as a special purpose entity. Over the six-month period, these credits added 17.7 percent and 19.6 percent, respectively. Another strong contributor to positive Fund performance was Rockcliff Energy II LLC 5.5% Due 10/15/2029 (77289KAA3) (holding weight**: 0.45 percent), a company that focuses on natural gas production in the east Texas portion of the Haynesville Shale play. During the first fiscal quarter, it was announced that Tokyo Gas (TKGSY) (not held) announced the acquisition of Rockcliff Energy II for $2.7 billion, prompting the credit to rally 7.6 percent before being sold in mid-December. At the conclusion of the first fiscal quarter, the Sub-Adviser added the Rakuten Group, Inc. 11.25%, Due 02/15/2027 (75102WAG3) (holding weight*: 1.00 percent), a cash-back and shopping rewards company. Since being added to the Fund this credit contributed to Fund performance by rising 4.7 percent in reaction to a strong earnings report. Within the opportunistic trading strategy, the Fund benefited from the exposure to the UBS Group A.G. 9.25% Fixed until 11/13/2028 Due 05/13/2172 (902613BF4) (holding weight**: 2.08 percent). In 2023, the merger engineered by the Swiss government led to a wipeout of $17 billion of Credit Suisse AT1 bonds. In November, UBS raised $3.5 billion for its first sale of AT1 bonds since the sell off, providing further signs that confidence is returning. During the six-month period, this position increased by 1.7 percent before it was sold later in the same trading session.

The macro shorts were the largest drag on performance. For example, the Fund held the CDX NA HY 42 (CDXNAHY42) (holding notional weight*: 9.15 percent), a credit default swap on a basket of high-yield bonds, detracted from Fund performance as high-yield bonds rose 8.9 percent, as measured by the ICE BofA U.S. Cash Pay High Yield Index. Elsewhere, a hand handful of idiosyncratic credit stories detracted as well. Del Monte Foods Inc. Floating Rate Due 05/16/2029(BL3847425) (holding weight**: 0.91 percent), one of the country’s largest producer, distributor and marketer of branded processed food for the U.S. retail market detracted from Fund performance. During the first fiscal quarter, the price of this loan declined 8.4 percent prior to being sold following a disappointing earnings report. In the report, the company posted net income of $8.4 million, down from $33.3 million a year earlier. The Fund was also adversely impacted by the positions in Athene Global Funding 5.684% Due 02/23/2026 (04685A3S8) (holding weight: 1.44 percent) and Ford Otomotiv Sanayi A/S 7.125%, Due 04/25/2029 (345409AC0) (holding weight*: 1.03 percent). Since being added to the these credits rose just 0.1 percent and fell 0.1 percent, respectively.

Sub-Adviser Outlook

The Fund is focused on providing attractive risk-adjusted returns, regardless of the market environment, while significantly dampening drawdown risk. The Sub-Adviser believes that the investment grade market continues to offer attractive yields, but spreads at or near multidecade tights fail to account for even the best economic outcomes moving forward. The Sub-Adviser continues to believe that the market is priced to perfection, allowing for no missteps along the way to the much-anticipated soft landing. The Sub-Adviser sees numerous potential potholes along that path including but not limited elevated maturity walls, geopolitical risks, and sticky inflation. Record borrowing at near zero yields and mountains of stimulus have dampened the effect of restrictive monetary policy. This could spell higher yields for longer than the market previously anticipated, and issuance is up year-over-year as companies come to the realization that long term financing may be as good as it gets for some time. The Sub-Adviser views timing as the most challenging variable in the market, but the asymmetry is as significant as it can recall. The Fund’s bias to the front end of the curve and the associated yield allows the Sub-Adviser to build from that exposure and be patient to wait for a correction in spreads. The Sub-Adviser concedes that the worst-case scenario for the economy looks far less likely than it did a year ago, but it also believes there to be far too much optimism priced into spreads. The Sub-Adviser is confident that the higher quality posture and healthy liquidity in the Fund leave it well-positioned to take advantage of a more appropriately valued credit market.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2024.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Dunham Long/Short Credit Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2024

The Fund’s performance figures* for each of the periods ended April 30, 2024, compared to its benchmarks:

			Annualized	Annualized
	6 Month Return	1 Year Return	5 Year Return	10 Year Return
Class N	2.43%	5.40%	2.53%	3.41%
Class A with Load 5.75%	(3.61)%	(0.87)%	1.09%	2.54%
Class A without load	2.31%	5.15%	2.28%	3.15%
Class C	1.94%	4.37%	1.52%	2.38%
BofA Merrill Lynch US 3-Month Treasury Bill Index + 3% (a)	5.67%	8.39%	5.08%	4.43%
Morningstar Nontraditional Bond Category (b)	6.01%	6.11%	1.81%	1.82%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement as supplemented the Fund’s total annual operating expenses, including the cost of underlying funds, are 0.88% for Class N, 1.88% for Class C and 1.13% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The BofA Merrill Lynch US 3-Month Treasury Bill Index + 3% is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled in a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Plus an annualized return of 3%. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Nontraditional Bond Category is generally representative of mutual funds that deploy absolute return strategies, strategies that are low-correlated to the overall bond market, and strategies that take long and short market and security-level positions.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Corporate Bonds	51.7%
U.S. Government & Agencies	45.0%
Short-Term Investment	3.3%
Total	100.0%

* Based on total value of investments as of April 30, 2024. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2024

Shares					Fair Value
	COMMON STOCKS — 0.0%(a)
	TELECOMMUNICATIONS - 0.0%(a)
10,000	NII Holdings, Inc. 144A(b),(c),(l)				$5,700

	TOTAL COMMON STOCKS (Cost $57,730)				5,700

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 51.5%
	ASSET MANAGEMENT — 1.3%
2,780,000	PennantPark Investment Corporation		4.0000	11/01/26	2,571,078

	AUTOMOTIVE — 4.8%
2,429,000	Ford Motor Credit Company, LLC		6.9500	06/10/26	2,465,886
2,040,000	Ford Otomotiv Sanayi A/S(c)		7.1250	04/25/29	2,042,958
2,065,000	Hyundai Capital America(c)		1.0000	09/17/24	2,026,774
3,070,000	IHO Verwaltungs GmbH(c)		4.7500	09/15/26	2,962,426
					9,498,044
	BANKING — 21.2%
2,500,000	ABN AMRO Bank N.V.(c),(d)	H15T1Y + 1.550%	6.5750	10/13/26	2,516,652
1,805,000	Bank of Nova Scotia (The)(d)	H15T5Y + 4.551%	4.9000	09/04/68	1,767,960
2,385,000	Barclays plc		3.6500	03/16/25	2,340,499
7,265,000	BPCE S.A.(c),(d)	SOFRRATE + 2.100%	5.9750	01/18/27	7,252,080
2,000,000	Credit Suisse A.G.		3.6250	09/09/24	1,984,292
1,210,000	Danske Bank A/S(c),(d)	H15T1Y + 2.100%	6.4660	01/09/26	1,211,632
3,545,000	HSBC Holdings plc(e)	SOFRRATE + 1.430%	6.7650	03/10/26	3,569,304
2,005,000	JPMorgan Chase & Company(e)	ICE LIBOR USD 3 Month + 0.550%	6.1180	02/01/27	1,930,441
1,080,000	Lloyds Banking Group plc(d)	H15T1Y + 3.500%	3.8700	07/09/25	1,075,469
950,000	Mitsubishi UFJ Financial Group, Inc.(d)	H15T1Y + 1.080%	5.7190	02/20/26	948,206
3,550,000	NatWest Group plc(d)	H15T1Y + 2.850%	7.4720	11/10/26	3,632,307
2,920,000	Societe Generale S.A.(c)		7.3670	01/10/53	2,895,991
4,735,000	Synchrony Bank		5.4000	08/22/25	4,676,496
5,145,000	Wells Fargo & Company(e)	US0003M + 0.500%	6.0900	01/15/27	5,000,117
795,000	Wells Fargo & Company		5.9500	12/01/86	782,804
					41,584,250

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 51.5% (Continued)
	CONSTRUCTION MATERIALS — 0.9%
1,745,000	Sisecam UK plc(c)		8.6250	05/02/32	$1,772,222

	CONSUMER SERVICES — 2.2%
2,300,000	Grand Canyon University		4.1250	10/01/24	2,258,577
2,300,000	Grand Canyon University		5.1250	10/01/28	2,052,566
					4,311,143
	E-COMMERCE DISCRETIONARY — 2.0%
1,900,000	Rakuten Group, Inc.(c)		11.2500	02/15/27	1,979,762
2,010,000	Rakuten Group, Inc.(c)		9.7500	04/15/29	1,993,719
					3,973,481
	ELECTRIC UTILITIES — 5.5%
3,465,000	American Electric Power Company, Inc.		5.6990	08/15/25	3,455,436
3,030,000	NextEra Energy Capital Holdings, Inc.		5.7490	09/01/25	3,032,752
4,397,000	Vistra Operations Company, LLC(c)		4.8750	05/13/24	4,400,397
					10,888,585
	ENTERTAINMENT CONTENT — 0.7%
1,560,000	Paramount Global		6.8750	04/30/36	1,457,339

	FOOD — 1.4%
2,920,000	JBS USA LUX S.A. / JBS USA Food Company / JBS USA		6.5000	12/01/52	2,772,925

	INSTITUTIONAL FINANCIAL SERVICES — 4.3%
3,515,000	Credit Suisse Group A.G.(c),(d)	SOFRRATE +3.340%	6.3730	07/15/26	3,528,265
4,185,000	Credit Suisse Group A.G.(c)	USSW5 + 4.598%	7.5000	06/11/70	481,275
2,485,000	Goldman Sachs Capital I		6.3450	02/15/34	2,508,692
2,050,000	Goldman Sachs Group, Inc. (The)(e)	SOFRRATE +0.490%	5.8060	10/21/24	2,050,977
					8,569,209
	INSURANCE — 4.3%
2,860,000	Athene Global Funding(c)		5.6840	02/23/26	2,854,054
2,155,000	Mutual of Omaha Insurance Company(c),(d)	US0003M + 2.640%	4.2970	07/15/54	2,117,725
2,285,000	Ohio National Financial Services, Inc.(c)		6.8000	01/24/30	2,176,191
1,000,000	Pacific Life Insurance Company(c)		9.2500	06/15/39	1,291,945
					8,439,915

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 51.5% (Continued)
	SPECIALTY FINANCE — 1.4%
2,900,000	Avolon Holdings Funding Ltd.(c)		4.2500	04/15/26	$2,789,515

	TELECOMMUNICATIONS — 1.5%
744,000	Sprint Spectrum Company, LLC / Sprint Spectrum(c)		5.1520	03/20/28	739,289
2,150,000	Sprint, LLC		7.1250	06/15/24	2,153,130
					2,892,419
	TOTAL CORPORATE BONDS (Cost $106,135,781)				101,520,125

Principal Amount ($)			Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 44.8%
	U.S. TREASURY BILLS — 44.8%
16,995,000	United States Treasury Bill(f)		—	05/23/24	16,940,215
24,440,000	United States Treasury Bill(f)		—	06/25/24	24,243,130
20,155,000	United States Treasury Bill(f)		—	07/09/24	19,951,760
10,140,000	United States Treasury Bill(f)		—	08/20/24	9,975,859
2,800,000	United States Treasury Note		4.6250	04/30/29	2,788,188
950,000	United States Treasury Note		4.1250	03/31/31	917,492
2,030,000	United States Treasury Note		4.6250	04/30/31	2,020,009
4,525,000	United States Treasury Note		4.0000	02/15/34	4,284,256
7,365,000	United States Treasury Note(n),(o)		4.7500	11/15/53	7,321,269
					88,442,178
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $88,941,731)				88,442,178

Shares					Fair Value
	SHORT-TERM INVESTMENT — 3.3%
	MONEY MARKET FUND - 3.3%
6,559,003	First American Government Obligations Fund, Class X, 5.22% (Cost $6,559,003)(g)				6,559,003

	TOTAL INVESTMENTS - 99.6% (Cost $201,694,245)				$196,527,006
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%				700,289
	NET ASSETS - 100.0%				$197,227,295

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

OPEN FUTURES CONTRACTS
Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount(h)	Value and Unrealized Appreciation
65	CBOT 10 Year US Treasury Note	06/18/2024	$6,983,438	$191,953
28	CBOT 5 Year US Treasury Note	06/28/2024	2,932,781	54,907
21	CBOT US Treasure Bond Futures	06/18/2024	2,390,063	105,809
94	Ultra 10-Year US Treasury Note Futures	06/18/2024	10,360,562	338,864
72	Ultra U.S. Treasury Bond Futures	06/18/2024	8,608,500	580,869
	TOTAL FUTURES CONTRACTS			$1,272,402

CREDIT DEFAULT SWAP AGREEMENTS
Description and Payment Frequency	Payment Frequency	Counterparty	Fixed Deal (Pay) Rate	Implied Credit Spread	Maturity Date	Notional Value	Fair Value(m)	Amortized Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciaton)
CDX.NA.HY SERIES 42	To Buy Quarterly	HSBC Securities	5.00%	357.32	6/20/2029	$17,000,000	(1,111,138)	(1,165,188)	$54,050
CDX.NA.IG SERIES 42	To Buy Quarterly	HSBC Securities	1.00%	53.83	6/20/2029	41,000,000	(913,606)	(894,380)	$(19,226)
DARDEN RESTAURANTS INC	To Buy Quarterly	Barclays	1.00%	45.00	6/20/2027	7,000,000	(154,524)	(14,615)	$(139,909)
DR HORTON INC	To Buy Quarterly	Barclays	1.00%	65.00	12/20/2028	3,500,000	(77,635)	49,398	$(127,033)
OMNICOM GROUP	To Buy Quarterly	Barclays	1.00%	54.00	6/20/2028	5,000,000	(133,137)	(87,954)	$(45,183)
THE WALT DISNEY COMPANY	To Sell Quarterly	Barclays	1.00%	55.00	6/20/2028	(5,000,000)	140,111	87,954	$52,157
VERIZON COMMUNICATIONS INC(k)	To Sell Quarterly	Barclays	1.00%	89.00	6/20/2027	(7,000,000)	111,801	2,630	$109,171
TOTAL							(2,138,128)	(2,022,155)	(115,973)

TOTAL RETURN SWAPS
Description	Frequency	Counterparty	Notional Value	Variable Rate Premium Paid	Premium Paid	Maturity Date	Unrealized Appreciation
Markit IBoxx US Dollar Liquid High Yield Index	At Maturity	Goldman Sachs	$14,000,002	US0001M	$0	6/20/2024	$45,770

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

A/S	- Anonim Sirketi

LLC	- Limited Liability Company

LTD	- Limited Company

PLC	- Public Limited Company

S/A	- Société Anonyme

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

SOFRRATE	United States SOFR Secured Overnight Financing Rate

US0003M	ICE LIBOR USD 3 Month

USSW5	USD SWAP SEMI 30/360 5YR

(a)	Percentage rounds to less than 0.1%.

(b)	Non-income producing security.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024 the total market value of 144A securities is 47,038,572 or 23.8% of net assets.

(d)	Variable rate security; the rate shown represents the rate on April 30, 2024.

(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(f)	Zero coupon bond.

(g)	Rate disclosed is the seven day effective yield as of April 30, 2024.

(h)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(i)	If the Fund is a seller of protection and if a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising of the referenced index.

(j)	The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(k)	If the Fund is a seller of protection and if a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising of the referenced index.

(l)	Level 3 securities fair value under procedures established by the Board of Trustees, represents 0.00% of net assets. The total value of these securities is $5,700.

(m)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(n)	All or portion of security held as collateral for Futures at 4/30/2024.

(o)	All or portion of security held as collateral for Swaps at 4/30/2024.

See accompanying notes which are an integral part of these financial statements.

Dunham Monthly Distribution Fund (Unaudited)

Message from the Sub-Adviser (Grantham, Mayo, Van Otterloo & Co., LLC)

Asset Class Recap

After US equity markets, as measured by the S&P 500 Index, surged 16.0 percent in the first fiscal quarter, the second fiscal quarter saw US equities rise 4.3 percent. This brought overall performance since the start of the fiscal year to 21.0 percent. Headlines continued to revolve around the speed and magnitude of the Federal Open Market Committee’s interest rate decreases in 2024. The overall run-up in equities coincided with volatility generally subsiding through March, as measured by the Chicago Board Options Exchange’s CBOE Volatility Index (VIX). The VIX is generally referred to as the “fear gauge,” and a higher reading generally signifies more investor uncertainty. Although much of the six-month period saw the VIX ebb around the 14 range, a spike in fear during mid-April coincided with the VIX jumping to 19.2 before subsiding to 15.7 to end the second fiscal quarter. After bonds experienced a rebound in the first fiscal quarter, as the Bloomberg Global Aggregate Bond Unhedged Index increased 7.9 percent, the rate uncertainty in the second fiscal quarter resulted in a 3.2 percent decline. This brought bond performance since the start of the fiscal year down to a positive 4.4 percent. However, the merger-arbitrage asset class, as measured by the Credit Suisse Merger Arbitrage Liquid Index, had only increased 0.1 percent over the first fiscal quarter. Therefore, the greater than 0.5 percent detraction in the second fiscal quarter caused the asset class to be down 0.5 percent for the six-month period ended April 30, 2024. Mergers and acquisitions had faced a volatile 2023 primarily due to a FTC administration that has increased scrutiny of US mergers, geopolitical tensions between China and the US leading to increased concerns that Chinese regulatory approvals may be withheld for political reasons, and some high-profile failed deals in the banking sector. These concerns had not meaningfully abated as the new year commenced.

Allocation Review

The Fund primarily has exposure to a select group of merger deals. The Sub-Adviser evaluates each situation based upon its risk-reward profile using a probability-weighted basis. If the probability-weighted upside for a deal is substantial relative to the potential downside from the deal breaking, then the Sub-Adviser may add that as an opportunity for the Fund. The Fund continued to invest in both cash-only mergers and mergers where the acquirer’s stock was also a consideration in the deal. Although the deal terms including just stock or just cash or a combination of stock and cash generally do not coincide with a larger spread on a merger deal, deals that include stock of the acquirer as part of the deal consideration generally necessitate shorting the acquirer’s stock in order to effectively lock in the merger spread. In addition to merger arbitrage, the Fund had exposure to some share class arbitrage situations, where two share classes of stock from the same issuing company trade at a significantly wider spread than historical averages. The Sub-Adviser may use options to potentially manage the overall risk of the other holdings or to generate option premium income on the target companies that it also holds long. The use of derivatives, including covered call options did not have a meaningful impact on the Fund’s performance during the six-month period ended April 30, 2024. However, the short positions in the acquirer’s stock consideration in stock-for-stock mergers did have a material impact on performance.

Holdings Insights

A deal that detracted from performance during the first fiscal quarter was the all-cash acquisition of Albertsons Companies Inc. (ACI) (holding weight*: 6.92 percent) by the Kroger Co. (KR) (holding weight*: -1.97 percent). After the Washington State Attorney General filed a lawsuit against the deal, the shares dropped, resulting in a 1.7 percent loss during the first fiscal quarter. The second fiscal quarter saw the deal spread widen even further, as ACI declined another 3.3 percent. In addition, the Sub-Adviser added a short position in KR mid-March. KR increased approximately 0.7 percent since the short position was implemented, which detracted further from Fund performance. Overall, since the start of the fiscal year, ACI had declined 4.9 percent and the deal spread had widened to levels that the Sub-Adviser believes that there is more than enough compensation built-in for the risk it is taking remaining in the deal.

One of the largest contributors to Fund performance during the six-month period ended April 30, 2024 involved a deal that had a high amount of uncertainty regarding its prospects for a successful completion. The Fund had endured much of the volatility from the cash or stock acquisition of VMware LLC (VMW) (holding weight**: 4.89 percent) by Broadcom, Inc. (AVGO) (holding weight**: -3.19 percent). At the beginning of the fiscal year the spread when considering the stock terms was at 45.6 percent. However, the concerns regarding China approval finally ended when the deal successfully closed in late November 2023. This resulted in a substantial gain to the Fund as the wide spread on the deal contracted as the deal closed. From the beginning of the fiscal year through the deal close date in late November, AVGO rose 16.6 percent while VMW declined 2.2 percent. While these movements were adverse to the Fund, the sudden closing of the deal and related terms received resulted in a significant gain to the Fund.

A deal that broke in the first fiscal quarter remained as a position in the Fund in the second fiscal quarter. The stock-for-stock acquisition of Pioneer Natural Resources Company (PXD) (holding weight*: 7.96 percent) by Exxon Mobil Corp. (XOM) (holding weight*: -8.12 percent) saw the definitive merger agreement expire in January. However, in the second fiscal quarter PXD jumped 18.5 percent while XOM increased 16.1 percent, resulting in an overall gain to the Fund. When measured over the six-month period ended April 30, 2024, PXD increased 15.5 percent and XOM increased 13.8 percent, which still represented a positive overall gain to the Fund.

Sub-Adviser Outlook

Despite volatility in interest rates and the uncertainty that comes with the potential changes in administration due to the US presidential election, the Sub-Adviser continues to believe that the deal opportunity set remains robust. The Sub-Adviser continues to believe that spreads are generally providing adequate compensation for the risks presented with each deal as well as reflecting the significantly higher short-term interest rates. The Sub-Adviser anticipates that deal close rates may continue to be lower in the near-term due to slightly elevated political pressure on high-profile deals both in the US and abroad. However, it believes that there are plentiful deals that offer concessions above the risk that the Sub-Adviser assessed on the deal. Therefore, the Sub-Adviser believes that the reward for identifying successful deals, as well as deals that have a meaningful contraction from their currently significant spreads, continue to be ample. Regardless of the environment, the Sub-Adviser will continue its rigorous, bottom-up research process when selecting, monitoring, and potentially eliminating deals from the Fund.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2024.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Dunham Monthly Distribution Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2024

The Fund’s performance figures* ^ for each of the periods ended April 30, 2024, compared to its benchmarks:

			Annualized	Annualized
	6 Month Return	1 Year Return	5 Year Return	10 Year Return
Class N	2.80%	3.21%	1.47%	1.69%
Class A with Load 5.75%	(3.24)%	(2.97)%	0.02%	0.83%
Class A without load	2.67%	2.95%	1.21%	1.43%
Class C	2.28%	2.16%	0.46%	0.67%
Credit Suisse Merger Arbitrage Liquid Index (a)	(0.48)%	2.63%	3.51%	2.51%
Morningstar Event Driven Category (b)	3.09%	4.00%	3.45%	3.23%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses before any fee waiver, including the cost of underlying funds, are 2.03% for Class N, 3.03% for Class C and 2.28% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

^	The Dunham Monthly Distribution Fund’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate (“Prime Rate”). Additionally, the Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. All or a portion of a distribution may consist of a return of capital, which would be a return of original shareholder investments in the Fund and not an income or capital gains distribution. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to the “Distribution Policy and Goals” section in the Fund’s Prospectus. For disclosure regarding the extent to which the Fund’s distribution policy resulted in distributions of capital (i.e., a return of capital), please refer to Form 19a-1 Notice available at https://www.dunham.com/FA/FundInfo/MonthlyDistribution#distribution

(a)	Effective March 1, 2023, the Benchmark Index of the Dunham Monthly Distribution Fund is the Credit Suisse Merger Arbitrage Liquid Index. Due to the discontinuation of the IQ Hedge Market Neutral Total Return Index in March 2023, the performance through April 30, 2024 is not available. The Credit Suisse Merger Arbitrage Liquid Index aims to gain broad exposure to the merger arbitrage strategy using pre-defined quantitative methodology to invest in a liquid, diversified and broadly representative set of announced merger deals.

(b)	The Morningstar Event Driven Category is generally representative of mutual funds that primarily employ strategies that seek to profit from corporate actions, such as mergers and acquisitions. Mutual funds in this category typically focus on equity securities but can invest across the capital structure. However, they typically have low to moderate equity market sensitivity since company-specific developments tend to drive security prices.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Energy	24.2%
Technology	14.0%
Materials	11.4%
Communications	8.7%
Consumer Staples	8.0%
Real Estate	8.0%
Short-Term Investment	7.7%
Industrials	6.8%
Collateral for Securities Loaned	5.6%
Equity	3.8%
Healthcare	1.8%
Financials	0.0%
Right	0.0%
100.0%

* Based on total value of investments as of April 30, 2024. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2024

Shares		Fair Value
	CLOSED END FUNDS — 3.4%
	EQUITY - 3.4%
2,468,782	Altaba, Inc.(a)	$5,801,638

	TOTAL CLOSED END FUNDS (Cost $22,837,384)	5,801,638

Shares		Fair Value
	COMMON STOCKS — 71.8%
	ASSET MANAGEMENT - 0.0%(b)
469,792	Pershing Square Tontine Holdings Ltd.(a)	—

	BIOTECH & PHARMA - 1.5%
60,666	Cerevel Therapeutics Holdings, Inc.(a)	2,591,045

	CABLE & SATELLITE - 6.0%
97,835	Liberty Broadband Corporation - Series C(a)	4,865,335
335,012	Liberty Global Ltd.(a)	5,325,015
		10,190,350
	COMMERCIAL SUPPORT SERVICES - 4.4%
148,680	SP Plus Corporation(a)	7,591,600

	CONTAINERS & PACKAGING - 3.9%
140,359	Westrock Company	6,731,618

	OIL & GAS PRODUCERS - 19.2%
84,102	Columbia Pipeline Group, Inc.(a)	—
502,395	Equitrans Midstream Corporation(c)	6,797,404
42,865	Hess Corporation	6,750,809
51,282	Pioneer Natural Resources Company(c)	13,811,268
782,351	Southwestern Energy Company(a)	5,859,809
		33,219,290

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 71.8% (Continued)
	OIL & GAS SERVICES & EQUIPMENT - 2.0%
100,640	ChampionX Corporation	$3,378,485

	PUBLISHING & BROADCASTING - 1.6%
45,130	Liberty Media Corp-Liberty Formula One(a)	2,810,245

	REAL ESTATE OWNERS & DEVELOPERS - 4.1%
65,635	McGrath RentCorporation	7,000,629

	REAL ESTATE SERVICES - 2.9%
450,070	Tricon Residential, Inc.(c)	5,054,286

	RETAIL - CONSUMER STAPLES - 7.0%
588,516	Albertsons Companies, Inc., Class A	12,005,727

	SEMICONDUCTORS - 4.5%
220,752	Shinko Electric Industries Company Ltd.	7,824,412

	SOFTWARE - 3.2%
17,020	ANSYS, Inc.(a)	5,529,458

	STEEL - 5.5%
259,751	United States Steel Corporation	9,480,912

	TECHNOLOGY HARDWARE - 4.5%
138,578	Altium Ltd.	5,925,336
173,878	Vizio Holding Corporation, Class A(a),(c)	1,843,107
		7,768,443
	TELECOMMUNICATIONS - 0.0%(b)
205,893	NII Holdings, Inc. 144A(a),(d)	72,063

	TRANSPORTATION & LOGISTICS - 1.5%
1,025	American Airlines Group, Inc.(a),(c)	13,848
101,283	American Airlines Group, Inc. Escrow Security(a)	1,013

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares				Fair Value
	COMMON STOCKS — 71.8% (Continued)
	TRANSPORTATION & LOGISTICS - 1.5% (Continued)
107,292	Star Bulk Carriers Corporation			$2,609,340
				2,624,201

	TOTAL COMMON STOCKS (Cost $109,153,940)			123,872,764

Shares		Expiration Date	Exercise Price	Fair Value
	RIGHT — 0.6%
	ASSET MANAGEMENT - 0.0% (b)
117,447	Pershing Square Sparc Holdings Ltd	9/29/2034	$—	35,234

	FORESTRY, PAPER & WOOD PRODUCTS - 0.6%
532,221	Resolute Forest Products, Inc. - CVR	12/20/2024	$20.50	1,064,442

	MEDICAL EQUIPMENT & DEVICES - 0.0%(b)
34,956	ABIOMED, Inc. - CVR(a)	12/20/2024	$—	61,173
	TOTAL RIGHT (Cost $850,905)			1,160,849

Shares				Fair Value
	SHORT-TERM INVESTMENTS — 11.7%
	MONEY MARKET FUND – 6.8%
11,687,208	Fidelity Government Portfolio, CLASS I, 5.19%(e)			11,687,208

	COLLATERAL FOR SECURITIES LOANED — 4.9%
8,410,871	Mount Vernon Liquid Assets Portfolio, LLC, 5.46%(e)(f)			8,410,871

	TOTAL SHORT-TERM INVESTMENTS (Cost $20,098,079)			20,098,079

	TOTAL INVESTMENTS - 87.5% (Cost $152,940,308)			$150,933,330
	TOTAL SECURITIES SOLD SHORT - (43.8)% (Proceeds Received $ $75,241,781)			(75,610,902)
	OTHER ASSETS IN EXCESS OF LIABILITIES - 56.3%			97,172,845
	NET ASSETS - 100.0%			$172,495,273

LLC	- Limited Liability Company

LTD	- Limited Company

PLC	- Public Limited Company

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	All or a portion of these securities are on loan. Total loaned securities had a value of $8,019,236 at April 30, 2024.

(d)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2024 the total market value of 144A securities is 72,063 or 0.0% of net assets.

(e)	Rate disclosed is the seven day effective yield as of April 30, 2024.

(f)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF SECURITIES SOLD SHORT (Unaudited)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — (43.8)%
	CABLE & SATELLITE - (6.1)%
(20,600)	Charter Communications, Inc., Class A	$(5,272,364)
(315,924)	Liberty Global Ltd., Class C	(5,171,676)
		(10,444,040)
	CONTAINERS & PACKAGING - (3.5)%
(140,359)	Smurfit Kappa Group plc	(6,105,497)

	ENGINEERING & CONSTRUCTION - (1.6)%
(74,068)	WillScott Mobile Mini Holding	(2,737,553)

	METALS & MINING - (2.0)%
(12,263)	Encore Wire Corporation	(3,425,792)

	OIL & GAS PRODUCERS - (19.8)%
(67,832)	Chesapeake Energy Corporation	(6,096,740)
(43,943)	Chevron Corporation	(7,086,688)
(176,041)	EQT Corporation	(7,057,484)
(119,151)	Exxon Mobil Corporation	(14,091,988)
		(34,332,900)
	OIL & GAS SERVICES & EQUIPMENT - (2.1)%
(73,972)	Schlumberger Ltd.	(3,512,191)

	PUBLISHING & BROADCASTING - (1.6)%
(40,285)	Liberty Media Corp-Liberty Formula One	(2,818,741)

	RETAIL - CONSUMER STAPLES - (2.0)%
(61,639)	Kroger Company (The)	$(3,413,568)

	SOFTWARE - (1.8)%
(5,874)	Synopsys, Inc.	(3,116,686)

	TECHNOLOGY HARDWARE - (1.8)%
(88,874)	Juniper Networks, Inc.	(3,094,593)

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF SECURITIES SOLD SHORT (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — (43.8)% (Continued)
	TRANSPORTATION & LOGISTICS - (1.5)%
(107,292)	Star Bulk Carriers Corporation	$(2,609,341)

	TOTAL SECURITIES SOLD SHORT - (Proceeds - $75,241,781)	$(75,610,902)

Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Unrealized Appreciation/ (Depreciation)
To Buy:
Japanese Yen	05/13/2024	Morgan Stanley FX	1,304,850,049	$8,288,265	$(554,344)
Hong Kong Dollar	05/16/2024	Morgan Stanley FX	26,370,502	3,372,604	4,151
				$11,660,869	$(550,193)

To Sell:
Japanese Yen	05/13/2024	Morgan Stanley FX	2,476,133,890	$15,728,133	$1,048,727
Hong Kong Dollar	05/16/2024	Morgan Stanley FX	26,370,502	3,372,604	8,190
Australian Dollar	06/27/2024	Morgan Stanley FX	9,492,595	6,159,194	57,860
				$25,259,931	$1,114,777

Total					$564,584

See accompanying notes which are an integral part of these financial statements.

Dunham Real Estate Stock Fund (Unaudited)

Message from the Sub-Adviser (American Assets Capital Advisers, LLC)

Asset Class Recap

Real estate stocks experienced a tumultuous period the previous fiscal year as aggressive monetary policy prompted a rally in U.S. Treasury yields. Higher interest rates are potentially a headwind for the asset class as elevated rates would likely come with increased borrowing costs for real estate companies and compress the spread many use to value these securities.. Since March 2022, the Federal Reserve raised interest rates from near zero to a range of 5.25 percent to 5.50 percent. In the previous fiscal year alone, the yield on the 10-year U.S. Treasury fell to a low of 3.31 percent before rallying over 160 basis points to 4.93 percent. Over this period, real estate stocks, as measured by the Dow Jones U.S. Real Estate Total Return Index, underperformed the broad U.S. stock market, as measured by the S&P 500 Index, which ended the fiscal year up 10.1 percent. To begin the most recent fiscal year, sentiment surrounding the asset class drastically shifted as ongoing concerns regarding the federal deficit and continuation of aggressive monetary policy abated. During the previous fiscal quarter, the Federal Reserve voted unanimously to hold rates steady and forecasted three rate cuts in 2024. Economic data also helped bolster the narrative that investors increasingly believe that the period of monetary policy tightening may have ended, and some speculate that the first rate cuts could come as soon as the first half of 2024. In the first Federal Reserve meeting of 2024, the central bank once again kept rates unchanged. However, at its conclusion, Federal Reserve Chair Jerome Powell dashed hopes of a rate cut in March, stating that he would like to see more progress on inflation. Pressure on the asset class continued in the most recent fiscal quarter due to a string of stronger than anticipated inflation readings and a more hawkish than anticipated rhetoric from numerous Federal Reserve officials. In reaction, mortgage rates rebounded, and the yield on the 10-Year US Treasury hit its highest level since October 2023. Over the first six-months of the fiscal year, real estate stocks rose 15.2 percent, underperforming the broad U.S. stock market, which added 20.21 percent.

Allocation Review

The Sub-Adviser focuses on companies with competitive advantages that it believes can increase net operating income, independent of what is happening in the economy. Given this bias, the Sub-Adviser gravitates away from cyclical sectors, which detracted from Fund performance over the fiscal six-month period. Specifically, the Fund had no exposure to traditional apartment and office REITs, which detracted from the Fund’s relative performance, as these sectors meaningfully outperformed the benchmark. Conversely, the Fund was overweight data center and cellular tower REITs, which detracted meaningfully to the Fund’s relative performance as these REITs were some of the worst-performing REIT sectors over the most recent fiscal period. However, the negative impact form these exposures were offset by positive contributions from the off-benchmark exposure to casino and gaming, power utility companies, and specialized industrial REITs.

Holdings Insights

After being one of the strongest performing REIT sectors the previous fiscal year, data center REITs detracted from Fund performance over the most recent six-month period. Demand for data centers skyrocketed amid the enthusiasm surrounding artificial intelligence. In reaction, data center companies such as Equinix, Inc. (EQIX) (holding weight*: 7.13 percent) and DigitalBridge Group, Inc. (DBRG) (holding weight*: 4.27 percent) surged 31.3 percent and 24.2 percent, respectively. However, over the most recent period, EQIX gave back 1.5 percent and DBRG added just 3.8 percent as stubborn inflation and a more hawkish than anticipated Federal Reserve weighed on the historically interest rate-sensitive technology sector. The Sub-Adviser’s confidence in these positions remains and attributes the declines to general market weakness and not idiosyncratic issues with the stocks. The meaningful increase in data center demand has also resulted in an exponential increase in the need for electricity, acting as a tailwind for power-related companies within the Fund. This includes FTAI Infrastructure, Inc. (FIP) (holding weight*: 8.50 percent), a company in the business of acquiring, developing, and operating assets and businesses that represent critical infrastructure for customers in the transportation and energy industries. Over the most recent six-month period, FIP surged 139.9 percent. Another position that positively contributed to Fund performance was GE Vernova, LLC (GEV) (holding weight*: 1.66 percent), an energy company that provides, among others, energy consulting, energy financial services, gas power, grid solutions, nuclear energy, power conversion, renewable energy, and steam power. Since being added to the Fund in early April, GEV rose 9.8 percent.

Some of the worst-performing positions within the Fund came from the Industrial REIT sector. Prologis, Inc. (PLD) (holding weight*: 2.57 percent), the world’s largest industrial property company, tumbled 18.9 percent over the most recent fiscal quarter and rose just 2.7 percent over the first six months of the fiscal year after the company provided concerning guidance for the rest of 2024. In its first quarter earnings release, PLD reported better-than-anticipated revenue of $1.96 billion and earnings of $584.3 million. Still, PLD cut its annual guidance for 2024, citing slowing demand amid broader shifts in consumer spending and more stringent inventory controls by retailers and manufacturers. PLD’s CEO added that warehouse vacancy rates are up as companies are taking a more cautious approach to leasing due to high interest rates, an uncertain economic outlook, and heightened geopolitical tensions. The concerning outlook from the sector’s largest company weighed on the industry as a whole. For example, industrial real estate companies Rexford industrial Realty, Inc. (REXR) (holding weight*: 2.86 percent) rose just 0.5 percent, while Americold Realty Trust, Inc. (COLD) (holding weight*: 2.19 percent) fell 14.9 percent over the six-month period. Innovative Industrial Properties, Inc. (IIPR) (holding weight*: 5.57 percent), an industrial REIT that leases specialized real estate to state-licensed cannabis operators, jumped 49.1 percent amidst speculation that cannabis could be rescheduled ahead of the U.S. Presidential Election.

Sub-Adviser Outlook

The Sub-Adviser believes that real estate performs better over time when it is more difficult to supply, the demand is less cyclical, and tenants are reluctant to leave. Therefore, the Fund generally has higher weightings in real estate sectors that share these characteristics: oligopoly or duopoly sector structure; high barriers to entry for new owners/developers; high barriers to exit for tenants; and secular demand drivers underlying the user side of the business. The Sub-Adviser is confident that it will continue to find combinations of these four characteristics (or some subset), which creates a competitive landscape where tenants have fewer options to move or play one building owner against another. The Sub-Adviser believes that in the long-term, the properties with these characteristics can command higher occupancy rates and better rents.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2024.

Dunham Real Estate Stock Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2024

The Fund’s performance figures* for each of the periods ended April 30, 2024, compared to its benchmarks:

			Annualized	Annualized
	6 Month Return	1 Year Return	5 Year Return	10 Year Return
Class N	15.17%	2.34%	(1.39)%	2.96%
Class A with Load 5.75%	8.46%	(3.77)%	(2.79)%	2.10%
Class A without load	15.03%	2.10%	(1.63)%	2.71%
Class C	14.60%	1.34%	(2.38)%	1.93%
Dow Jones U.S. Real Estate Total Return Index (a)	11.02%	(0.64)%	2.01%	5.45%
Morningstar Real Estate Category (b)	11.23%	0.11%	1.95%	4.70%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.08% for Class N, 2.08% for Class C and 1.33% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75% The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

(a)	The Dow Jones U.S. Real Estate Total Return Index is designed to track the performance of real estate investment trusts (REITs) and other companies that invest directly or indirectly in real estate through development, management, or ownership, including property agencies. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Real Estate Category is generally representative of mutual funds that primarily invest in REITs of various types. REITs are companies that develop and manage real estate properties.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Real Estate	53.7%
Collateral for Securities Loaned	22.5%
Financials	13.5%
Consumer Discretionary	3.6%
Communications	3.3%
Energy	1.5%
Industrials	1.3%
Consumer Staples	0.6%
Total	100.0%

* Based on total value of investments as of April 30, 2024. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM REAL ESTATE STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 100.4%
	ASSET MANAGEMENT - 9.7%
4,766	Blackstone, Inc.	$555,763
544,124	FTAI Infrastructure, LLC	3,939,457
		4,495,220
	DATA CENTER REIT - 13.2%
19,708	Digital Realty Trust, Inc.(a)	2,735,077
4,647	Equinix, Inc.	3,304,529
		6,039,606
	ELECTRICAL EQUIPMENT - 1.7%
4,990	GE Vernova, LLC(b)	767,013

	FOOD - 0.8%
154,904	Cadiz, Inc.(a),(b)	353,181

	GAMING REIT - 1.6%
25,799	VICI Properties, Inc.(a)	736,561

	HEALTH CARE REIT - 2.9%
19,953	Ventas, Inc.(a)	883,519
5,085	Welltower, Inc.(a)	484,499
		1,368,018
	INDUSTRIAL REIT - 11.1%
24,972	Innovative Industrial Properties, Inc.(a)	2,582,106
11,668	Prologis, Inc.	1,190,719
30,962	Rexford Industrial Realty, Inc.	1,325,483
		5,098,308
	INFRASTRUCTURE REIT - 8.6%
14,149	American Tower Corporation, A	2,427,402
8,895	Crown Castle, Inc.	834,173
4,025	SBA Communications Corporation, A	749,133
		4,010,708
	LEISURE FACILITIES & SERVICES - 4.6%
11,117	Caesars Entertainment, Inc.(a),(b)	398,211
28,903	MGM Resorts International(b)	1,139,934

See accompanying notes which are an integral part of these financial statements.

DUNHAM REAL ESTATE STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 100.4% (Continued)
	LEISURE FACILITIES & SERVICES - 4.6% (Continued)
6,801	Wynn Resorts Ltd.	$623,312
		2,161,457
	OFFICE REIT - 3.7%
14,821	Alexandria Real Estate Equities, Inc.(a)	1,717,309

	OIL & GAS PRODUCERS - 2.0%
34,663	New Fortress Energy, Inc.(a)	908,171

	REAL ESTATE SERVICES - 2.3%
12,386	CBRE Group, Inc., Class A(a),(b)	1,076,220

	RESIDENTIAL REIT - 7.1%
23,579	American Homes 4 Rent, Class A	844,128
8,122	Equity LifeStyle Properties, Inc.(a)	489,675
33,851	Invitation Homes, Inc.	1,157,704
6,889	Sun Communities, Inc.(a)	766,883
		3,258,390
	RETAIL REIT - 10.3%
141,003	Macerich Company (The)(a)	1,940,201
19,661	Simon Property Group, Inc.	2,762,961
		4,703,162
	SELF-STORAGE REIT - 3.4%
7,016	Extra Space Storage, Inc.	942,108
2,579	Public Storage	669,122
		1,611,230
	SELF-STORAGE REITS - 0.7%
8,535	CubeSmart(a)	345,155

	SPECIALTY FINANCE - 4.9%
32,612	FTAI Aviation Ltd.	2,289,689

	SPECIALTY REITS - 7.5%
46,128	Americold Realty Trust, Inc.	1,013,432
15,187	Iron Mountain, Inc.	1,177,296

See accompanying notes which are an integral part of these financial statements.

DUNHAM REAL ESTATE STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

Shares		Fair Value
	COMMON STOCKS — 100.4% (Continued)
	SPECIALTY REITS - 7.5% (Continued)
68,859	NewLake Capital Partners, Inc.	$1,311,764
		3,502,492
	TELECOMMUNICATIONS - 4.3%
120,382	DigitalBridge Group, Inc.	1,979,080

	TOTAL COMMON STOCKS (Cost $41,179,210)	46,420,970

Shares		Fair Value
	SHORT-TERM INVESTMENT — 29.1%
	COLLATERAL FOR SECURITITES LOANED - 29.1%
13,485,006	Mount Vernon Liquid Assets Portfolio, LLC, 5.43% (Cost $13,485,006)(c)	13,485,006

	TOTAL INVESTMENTS - 129.5% (Cost $54,664,216)	$59,905,976
	LIABILITIES IN EXCESS OF OTHER ASSETS - (29.5)%	(13,640,777)
	NET ASSETS - 100.0%	$46,265,199

LLC	- Limited Liability Company

LTD	- Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $13,016,867 at April 30, 2024.

(c)	Rate disclosed is the seven day effective yield as of April 30, 2024.

(d)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

Dunham U.S. Enhanced Market Fund (Unaudited)

Message from the Sub-Adviser (PGIM Quantitative Solutions LLC)

Asset Class Recap

The U.S. equity market rallied over the first fiscal quarter as investors became increasingly optimistic that the Federal Reserve could engineer the allusive goldilocks scenario of the Federal Reserve bringing inflation down to its 2 percent target without pushing the economy into a recession. Throughout the three months, investors cheered the continued softening of the Federal Reserve’s preferred measure of inflation as prices eased in December to 2.9 percent year-over-year in December, near the Federal Reserve’s target of 2 percent. Despite tight monetary policy, the labor market remained resilient, and economic growth displayed strength. Equity markets continued to rally in the most recent fiscal quarter as investors reacted positively to encouraging fourth-quarter earnings reports. Inflation ticked up higher in the quarter, and economic data proved resilient with strong GDP growth and a resilient labor market. In response, the expected pace of monetary easing declined meaningfully from the start of the year but did little to thwart the equity rally through March. To close the most recent fiscal quarter, equity markets sold off in April as higher-than-anticipated inflation coupled with weakening economic growth sparked concern that the goldilocks scenario of the Federal Reserve engineering a soft landing may not come to fruition. Over the most recent fiscal quarter ended April 30, 2024, the U.S. equity market, as measured by the S&P 500 Index, increased 4.3 percent, while U.S. Treasury bonds, as measured by the Bloomberg US Treasury Total Return Index, gave back 3.0 percent.

Allocation Review

The Fund seeks to deliver an asymmetrical return profile by providing increasing upside in up markets, while reducing volatility and limiting drawdowns in downturns. The Sub-Adviser tactically manages the Fund’s sensitivity, as measured by Delta, to the benchmark index. The equity exposure within the Fund is primarily constructed of call options and futures on the S&P 500 in order to provide upside participation in rising equity markets and is the largest contributor to the Fund’s sensitivity to the benchmark index. To begin the most recent fiscal quarter, the Fund’s overall sensitivity of its equity exposure was 1.06. Over the fiscal quarter, the Sub-Adviser allowed the equity sensitivity to run up to 1.18 through March and settle at 1.14 to the close the fiscal quarter. This higher sensitivity meaningfully contributed to Fund performance as the equity markets rallied in the first two months of the fiscal quarter, but detracted in April as equity markets sold off. The Sub-Adviser remains cautious in its equity outlook, but it will allow the equity sensitivity to rise above its baseline if they believe risks have dissipated in the market.

Conversely, the fixed income allocation is intended to serve as a safe haven during turbulent market events and provide downside protection. Within this exposure, the Sub-Adviser typically targets 67 percent of the duration of the Bloomberg Intermediate Treasury Index. Given the duration of the index is approximately 3.8 years, the Fund’s current target duration target is approximately 2.5 years. However, over the most recent fiscal quarter the Sub-Adviser has remained risk averse regarding interest rate risk by keeping the duration low at 0.13 years. This was achieved by increasing the allocation to Treasury Bills as the inverted US yield curve indicated a higher yield at shorter maturities. Over the fiscal quarter the fixed income exposure modestly contributed to Fund performance despite the US Treasury yield curve rising over the period. Moving forward, the Sub-Adviser could potentially use yield curve normalization as a signal on when to extend duration.

Holdings Insights

In order to implement the equity allocation described above, the Fund utilized long-dated S&P 500 call options in combination with S&P 500 futures contracts in order to provide upside participation. The option exposure within the Fund was the most meaningful contributor to positive Fund performance over the fiscal quarter as option prices were positively impacted by increases in interest rates and implied volatility, along with a decrease in the implied dividend yield, as time decay detracted value as usual. The position in the S&P 500 INDEX SPXW US 05/17/28 C4150 Flex Option (C4150280516) (holding weight*: 32.52 percent) aided the Fund in its goal of providing increasing upside in up markets. This was evident over the strong equity rally in the first two months of the fiscal quarter where the S&P 500 index added 8.6 percent. Over the fiscal quarter, this option increased 16.4 percent. The equity futures exposure also aided positive Fund performance. This included, the CME E-Mini Standard & Poor’s 500 Index Future 03/15/2024 (ESH4) (holding notional weight&**: 16.84 percent) which contributed to Fund performance over the fiscal quarter by rising 5.2 percent before being sold from the fund in early March.

Within the fixed income exposure, the Fund employs individual US Treasuries, US Treasury bond futures, and cash to provide downside protections for the Fund. Over the fiscal quarter, the yield on the 10-year US Treasury rose 76 basis points to 4.68 percent, prompting a selloff in bond markets. Within the Fund, the CBOT 5 Year US Treasury Note 06/28/2024 (FVM4) (holding notional weight*: 30.20 percent) fell 1.8 percent percent since being added to the Fund. However, the substantial exposure to cash and short term treasury helped this exposure contribute positively to positive Fund performance. For example, the United States Treasury Bill 0%, Due 05/02/2024 (912797HH3) (holding weight*: 24.60 percent) increased 0.6 percent since being added to the Fund early in the fiscal quarter.

Sub-Adviser Outlook

Investors are anxiously awaiting the start of policy rate cuts, but the Federal Reserve continues to emphasize that it will take an unhurried approach when it comes to interest rate cuts. Still, the Sub-Adviser is cautiously optimistic for the rest of 2024 and beyond as the global economy has remained resilient. The Sub-Adviser believes that the near-term U.S. growth outlook appears solid, with economic data continuing to surprise on the upside. Labor market strength is helping the economy weather the impact of the Federal Reserve’s hikes. While U.S. equity prices relative to earnings have risen, the Sub-Adviser views valuations as not excessive, and earnings outlooks remain healthy. Among large caps, performance continued to broaden in early 2024. If this trend continues, the Sub-Adviser is confident that the Index will fare well for the rest of the year. After a rally in fixed-income markets to start the fiscal year, rates spiked as the Federal Reserve’s progress towards its 2 percent target appeared to stall. The Sub-Adviser is of the belief that moving forward the outlook for bonds remains tenuous. Barring rapid economic deterioration, a sizeable duration rally seems unlikely, and rates could move higher still if inflation remains above the Fed’s 2 percent target.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2024

**	Holdings percentage(s) as of the date prior to the sale of the security.

Dunham U.S. Enhanced Market Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2024

The Fund’s performance figures* for each of the periods ended April 30, 2024, compared to its benchmarks:

	6 Month Return	Since Inception (5/1/23)
Class N	21.11%	20.08%
Class A with Load 5.75%	15.62%	14.43%
Class A without load	21.04%	19.83%
Class C	20.56%	18.93%
S&P 500 Total Return Index (a)	20.98%	22.71%
Morningstar Moderately Conservative Allocation Category (b)	10.40%	6.45%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.61% for Class N, 2.61% for Class C and 1.86% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The S&P 500 Total Return Index, a registered trademark of S&P Global., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(b)	The Morningstar Moderately Conservative Allocation Category is generally representative of funds seeking to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These moderately conservative strategies prioritize preservation of capital over appreciation. They typically expect volatility similar to a strategic equity exposure between 30% and 50%.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Short-Term Investments	46.5%
Call Options Purchased	40.0%
U.S. Government & Agencies	13.5%
Total	100.0%

* Based on total value of investments as of April 30, 2024.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

Please refer to the Schedule of Investments for a more detailed listing of the Fund’s holdings.

DUNHAM U.S. ENHANCED MARKET FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2024

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 13.6%
	U.S. TREASURY NOTES — 13.6%
16,000,000	United States Treasury Note	1.2500	09/30/28	$13,780,625

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $14,583,285)			13,780,625

		Discount Rate (%)	Maturity
	SHORT-TERM INVESTMENTS — 46.7%
	U.S. TREASURY BILLS — 39.3%
25,000,000	United States Treasury Bill(a)	2.6632	05/02/24	24,996,343
15,000,000	United States Treasury Bill(a)(b)	5.1667	06/20/24	14,890,208
				39,886,551
Shares
	MONEY MARKET FUNDS - 7.4%
7,547,974	Fidelity Government Portfolio, CLASS I, 5.19%(c)			7,547,974

	TOTAL SHORT-TERM INVESTMENTS (Cost - $47,435,319)			47,434,525

Contracts(d)		Broker/ Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	FLEX OPTIONS PURCHASED - 40.1%
	CALL OPTIONS PURCHASED - 40.1%
200	S&P 500 INDEX	Societe Generale	05/16/2028	$4,150	$83,000,000	$33,047,622
50	S&P 500 INDEX	Societe Generale	02/28/2029	4,510	22,550,000	7,748,327

	TOTAL FLEX OPTIONS PURCHASED (Cost - $24,207,320)					40,795,949

	TOTAL INVESTMENTS - 100.4% (Cost $86,225,924)					$102,011,099
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%					(413,893)
	NET ASSETS - 100.0%					$101,597,206

See accompanying notes which are an integral part of these financial statements.

DUNHAM U.S. ENHANCED MARKET FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2024

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(e)	Value and Unrealized Depreciation
5	CBOT 10 Year US Treasury Note	06/18/2024	$537,188	$(14,815)
225	CBOT 2 Year US Treasury Note Future	06/28/2024	45,597,656	(451,106)
293	CBOT 5 Year US Treasury Note	06/28/2024	30,689,461	(617,907)
54	CME E-Mini Standard & Poor’s 500 Index Future	06/21/2024	13,680,900	(335,437)
	TOTAL FUTURES CONTRACTS			$(1,419,265)

(a)	Zero coupon bond.

(b)	A portion is held as collateral for futures.

(c)	Rate disclosed is the seven day effective yield as of April 30, 2024.

(d)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(e)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

See accompanying notes which are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2024

	Dunham			Dunham
	Corporate /	Dunham	Dunham	International	Dunham
	Government	Floating Rate	High-Yield	Opportunity	Large Cap
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Value Fund
Assets:
Investments in securities, at cost	$175,114,995	$127,610,887	$196,815,124	$65,891,762	$108,600,344
Investments in securities, at value	$165,373,744	$124,401,127	$193,368,669	$62,182,245	$158,652,393
Cash	—	—	—	90,000	—
Foreign currency, at value (cost $0, $0, $0, $2,057,043, and $0 respectively)	—	—	—	2,045,893	—
Deposits with brokers for futures (a)	—	—	—	640,065	—
Deposits with brokers for swaps (a)	—	—	—	340,714	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	54,856	—
Unrealized appreciation on futures	—	—	—	185,947	—
Receivable for securities sold	412,282	2,152,644	1,853,670	83,675	—
Interest and dividends receivable	1,409,836	872,574	2,768,507	893,000	187,567
Receivable for Fund shares sold	189,443	111,234	266,599	81,670	56,148
Prepaid expenses and other assets	38,475	31,742	38,482	27,848	40,420
Total Assets	167,423,780	127,569,321	198,295,927	66,625,913	158,936,528

Liabilities:
Payable for securities purchased	1,390,263	5,363,908	331,415	1,006,494	—
Payable for Fund shares redeemed	101,551	221,748	221,693	57,285	55,002
Distributions payable	3,723	10,323	10,626	5,849	—
Payable upon return of securities loaned (Market value of securities on loan $2,980,493, $3,478,863, $35,426,507, $307,033, $6,115,111 respectively)	3,054,056	3,562,248	36,283,870	315,470	6,306,761
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	90,860	—
Unrealized depreciation on futures	—	—	—	299,332	—
Premiums received on swap contracts	—	—	—	81,244	—
Payable to adviser	68,429	77,994	81,031	32,628	81,886
Payable to sub-adviser	57,135	14,529	45,847	37,124	56,178
Payable for distribution fees	7,906	6,587	19,329	1,062	13,965
Payable to related parties	36,455	38,356	29,167	40,912	32,049
Accrued expenses and other liabilities	42,713	65,169	12,291	23,893	15,868
Total Liabilities	4,762,231	9,360,862	37,035,269	1,992,153	6,561,709

Net Assets	$162,661,549	$118,208,459	$161,260,658	$64,633,760	$152,374,819

Net Assets:
Paid in capital	$177,855,911	$144,588,368	$175,566,094	$75,700,685	$99,490,375
Accumulated earnings (loss)	(15,194,362)	(26,379,909)	(14,305,436)	(11,066,925)	52,884,444
Net Assets	$162,661,549	$118,208,459	$161,260,658	$64,633,760	$152,374,819

Net Asset Value Per Share
Class N Shares:
Net Assets	$145,228,248	$103,663,508	$142,141,879	$57,428,207	$132,078,567
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	11,893,614	11,955,095	16,753,483	7,483,187	7,131,552
Net asset value, offering and redemption price per share	$12.21	$8.67	$8.48	$7.67	$18.52

Class A Shares:
Net Assets	$14,836,941	$9,173,110	$15,310,147	$6,226,549	$16,889,030
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	1,217,029	1,059,072	1,782,119	820,705	917,534
Net asset value and redemption price per share *	$12.19	$8.66	$8.59	$7.59	$18.41
Front-end sales charge factor	0.9550	0.9550	0.9550	0.9550	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$12.76	$9.07	$8.99	$7.95	$19.53

Class C Shares:
Net Assets	$2,596,360	$5,371,841	$3,808,632	$979,004	$3,407,222
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	214,651	620,005	451,726	133,105	198,500
Net asset value, offering and redemption price per share	$12.10	$8.66	$8.43	$7.36	$17.16

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(a)	See Section 2.k. in the notes for the breakout by counterparty.

See accompanying notes which are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)(Continued)
April 30, 2024

		Dunham		Dunham
	Dunham	Focused	Dunham	Emerging	Dunham
	Small Cap	Large Cap	Small Cap	Markets	International
	Value Fund	Growth Fund	Growth Fund	Stock Fund	Stock Fund
Assets:
Investments in securities, at cost	$84,590,121	$86,158,770	$91,531,902	$93,011,257	$137,136,906
Investments in securities, at value	$80,869,411	$192,038,719	$103,482,187	$112,286,945	$151,634,925
Foreign currency, at value (cost $0, $0, $0, $129,789 and $397,490 respectively)	—	—	—	129,789	396,312
Receivable for securities sold	427,215	—	274,120	185,355	3,384,253
Unrealized appreciation on spot contracts	—	—	—	—	896
Interest and dividends receivable	27,334	76,099	16,375	385,458	1,320,714
Receivable for Fund shares sold	27,186	360,160	28,914	37,837	94,886
Prepaid expenses and other assets	66,733	41,819	38,342	39,002	43,207
Total Assets	81,417,879	192,516,797	103,839,938	113,064,386	156,875,193

Liabilities:
Payable for securities purchased	398,083	—	875,067	1,317,362	3,459,951
Payable for Fund shares redeemed	17,081	469,335	13,963	91,559	77,312
Payable upon return of securities loaned (Market value of securities on loan $0, $7,080,828, $25,081,474, $720,623, and $10,346,512 respectively)	—	7,315,177	26,187,377	743,074	10,915,758
Accrued foreign capital gains tax on appreciated securities	—	—	—	1,074,633	—
Unrealized depreciation on futures	—	—	—	—	742
Payable to adviser	43,336	101,820	42,275	58,077	75,972
Payable to sub-adviser	25,105	74,581	19,370	15,879	110,220
Payable for distribution fees	6,141	31,798	14,580	9,232	14,269
Payable to related parties	16,253	30,793	18,250	26,922	28,031
Payable for line of credit	—	—	—	—	22,000
Accrued expenses and other liabilities	9,849	19,191	15,786	48,347	56,371
Total Liabilities	515,848	8,042,695	27,186,668	3,385,085	14,760,626

Net Assets	$80,902,031	$184,474,102	$76,653,270	$109,679,301	$142,114,567

Net Assets:
Paid in capital	$73,463,683	$69,105,605	$79,089,318	$121,327,943	$121,521,916
Accumulated earnings (loss)	7,438,348	115,368,497	(2,436,048)	(11,648,642)	20,592,651
Net Assets	$80,902,031	$184,474,102	$76,653,270	$109,679,301	$142,114,567

Net Asset Value Per Share
Class N Shares:
Net Assets	$70,897,367	$153,019,405	$65,860,978	$94,369,283	$123,136,585
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	4,650,919	3,919,798	3,809,353	7,024,913	6,683,316
Net asset value, offering and redemption price per share	$15.24	$39.04	$17.29	$13.43	$18.42
Class A Shares:
Net Assets	$8,150,063	$22,675,188	$8,934,638	$13,377,238	$14,741,363
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	547,308	603,086	564,275	1,022,436	807,128
Net asset value, and redemption price per share *	$14.89	$37.60	$15.83	$13.08	$18.26
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$15.80	$39.89	$16.80	$13.88	$19.37
Class C Shares:
Net Assets	$1,854,601	$8,779,509	$1,857,654	$1,932,780	$4,236,619
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	153,474	261,127	180,034	160,256	250,575
Net asset value, offering and redemption price per share	$12.08	$33.62	$10.32	$12.06	$16.91

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

See accompanying notes which are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)
April 30, 2024

			Dunham		Dunham
	Dunham	Dunham	Monthly	Dunham	U.S. Enhanced
	Dynamic Macro	Long/Short	Distribution	Real Estate	Market
	Fund	Credit Fund	Fund	Stock Fund	Fund
Assets:
Investments in securities, at cost	$57,115,927	$201,694,245	$152,940,308	$54,664,216	$86,225,924
Investments in securities, at value	$62,616,080	$196,527,006	$150,933,330	$59,905,976	$102,011,099
Cash	—	660,000	7	342	—
Foreign currency, at value (cost $0, $0, $17,586, $0 and $0 respectively)	—	—	17,347	—	—
Deposits with brokers for securities sold short (a)	—	—	106,072,829	—	—
Deposit with brokers for futures (a)	1,300,192	1,033,793	—	—	1,034,398
Unrealized appreciation on futures	691,389	1,272,402	—	—	—
Unrealized appreciation on swap contracts	—	261,148	—	—	—
Premiums paid on swap contracts	—	139,982	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	183,438	—	1,118,928	—	—
Receivable for securities sold	—	1,156,820	6,585,623	—	—
Interest and dividends receivable	182,126	1,736,550	172,012	1,599	44,644
Receivable for Fund shares sold	22,587	242,832	154,265	12,714	15,064
Prepaid expenses and other assets	38,872	42,213	283,510	37,475	53,816
Total Assets	65,034,684	203,072,746	265,337,851	59,958,106	103,159,021

Liabilities:
Securities sold short (proceeds received $0, $0, $72,719,181, $0, and $0 respectively)	—	—	75,610,902	—	—
Payable for securities purchased	—	2,835,121	7,351,314	86,000	—
Payable for Fund shares redeemed	34,497	305,134	365,650	24,137	18,484
Payable upon return of securities loaned (Market value of securities on loan $0, $0 $8,019,236, $13,016,867 and $0 respectively)	—	—	8,410,871	13,485,006	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	554,344	—	—
Distributions payable	—	24,878	55,613	—	—
Premiums received on swap contracts	—	2,162,137	—	—	—
Unrealized depreciation on swap contracts	—	331,351	—	—	—
Unrealized depreciation on futures	61,954	—	—	—	1,419,265
Payable for dividend on short sales	—	—	177,397	—	—
Payable to adviser	34,228	106,749	93,873	25,536	54,675
Payable to sub-adviser	47,288	(29,107)	103,880	32,286	24,419
Payable for distribution fees	4,478	15,301	31,289	1,647	2,583
Payable to related parties	10,802	53,227	59,085	14,879	30,966
Accrued expenses and other liabilities	15,690	40,660	28,360	23,416	11,423
Total Liabilities	208,937	5,845,451	92,842,578	13,692,907	1,561,815

Net Assets	$64,825,747	$197,227,295	$172,495,273	$46,265,199	$101,597,206

Net Assets:
Paid in capital	$55,806,825	$214,404,487	$184,977,597	$63,990,738	$87,485,206
Accumulated earnings (loss)	9,018,922	(17,177,192)	(12,482,324)	(17,725,539)	14,112,000
Net Assets	$64,825,747	$197,227,295	$172,495,273	$46,265,199	$101,597,206

Net Asset Value Per Share
Class N Shares:
Net Assets	$55,664,828	$177,382,872	$140,594,357	$39,877,279	$90,856,895
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	4,647,319	20,130,640	4,886,602	3,215,177	5,460,913
Net asset value, offering and redemption price per share	$11.98	$8.81	$28.77	$12.40	$16.64

Class A Shares:
Net Assets	$8,026,488	$17,081,496	$19,220,550	$4,516,945	$10,203,722
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	679,324	1,943,584	707,828	361,942	613,901
Net asset value, and redemption price per share *	$11.82	$8.79	$27.15	$12.48	$16.62
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$12.54	$9.33	$28.81	$13.24	$17.63
Class C Shares:
Net Assets	$1,134,431	$2,762,927	$12,680,366	$1,870,975	$536,589
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	103,457	328,962	674,761	165,845	32,396
Net asset value, offering and redemption price per share	$10.97	$8.40	$18.79	$11.28	$16.56

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(a)	See Section 2.k. in the notes for the breakout by counterparty.

See accompanying notes which are an integral part of these financial statements.

STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended April 30, 2024

	Dunham			Dunham
	Corporate /	Dunham	Dunham	International	Dunham
	Government	Floating Rate	High-Yield	Opportunity	Large Cap
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Value Fund
Investment Income:
Interest income	$3,935,096	$5,879,645	$5,038,215	$1,937,878	$83,203
Dividend income	—	—	376,871	—	1,566,266
Securities lending income - net	5,611	2,885	35,665	4,053	8,897
Less: Foreign withholding taxes	(149)	—	—	(804)	—
Total Investment Income	3,940,558	5,882,530	5,450,751	1,941,127	1,658,366

Operating Expenses:
Investment advisory fees	368,591	347,665	419,366	179,054	481,978
Sub-advisory fees	221,154	162,244	223,662	134,291	222,452
Sub-advisory performance fees	72,804	(100,454)	51,151	61,787	(6,048)
Distribution fees- Class A Shares	19,513	13,062	14,062	8,378	22,495
Distribution fees- Class C Shares	9,587	20,697	19,001	3,558	17,193
Administration fees	91,240	49,175	60,565	73,340	32,263
Custodian fees	25,151	29,385	4,088	22,108	4,811
Registration fees	25,712	24,989	25,814	21,183	26,734
Transfer agent fees	18,744	21,627	17,924	14,220	21,775
Printing and postage expense	11,847	11,946	10,262	6,799	15,413
Professional fees	11,925	11,263	11,611	9,485	12,015
Fund accounting fees	10,953	8,204	10,375	4,438	11,041
Chief Compliance Officer fees	5,018	3,978	4,380	1,951	4,845
Trustees’ fees	3,522	2,938	3,229	1,730	3,566
Third party administrative servicing fees	2,247	2,313	2,715	2,094	4,323
Insurance expense	915	1,061	812	375	1,217
Interest expense	—	3,879	—	—	362
Miscellaneous expenses	3,497	6,442	3,323	2,197	12,911
Total Operating Expenses	902,420	620,414	882,340	546,988	889,346
Less: Fees paid indirectly	—	—	—	—	(189)
Net Operating Expenses	902,420	620,414	882,340	546,988	889,157

Net Investment Income	3,038,138	5,262,116	4,568,411	1,394,139	769,209

Realized and Unrealized Gain (Loss) on Investments, Futures, Swap Contracts and Forward Foreign Currency Exchange Contracts:
Net realized gain (loss) from:
Investments	(1,067,546)	(1,978,968)	141,594	276,813	3,686,185
Futures	—	—	—	137,522	—
Swap contracts	—	—	—	(291,340)	—
Forward foreign currency exchange contracts	—	—	—	(112,081)	—
Net realized gain (loss)	(1,067,546)	(1,978,968)	141,594	10,914	3,686,185
Net change in unrealized appreciation (depreciation) on:
Investments	5,109,734	3,664,035	5,481,113	3,332,042	22,660,368
Futures	—	—	—	45,273	—
Swap contracts	—	—	—	(15,440)	—
Forward foreign currency exchange contracts	—	—	—	13,929	—
Net change in unrealized appreciation (depreciation)	5,109,734	3,664,035	5,481,113	3,375,804	22,660,368
Net Realized and Unrealized Gain	4,042,188	1,685,067	5,622,707	3,386,718	26,346,553

Net Increase in Net Assets Resulting From Operations	$7,080,326	$6,947,183	$10,191,118	$4,780,857	$27,115,762

See accompanying notes which are an integral part of these financial statements.

STATEMENTS OF OPERATIONS (Unaudited)(Continued)
For the Six Months Ended April 30, 2024

		Dunham		Dunham
	Dunham	Focused	Dunham	Emerging	Dunham
	Small Cap	Large Cap	Small Cap	Markets	International
	Value Fund	Growth Fund	Growth Fund	Stock Fund	Stock Fund
Investment Income:
Interest income	$31,131	$98,096	$65,971	$28,830	$11,546
Dividend income	742,972	285,949	144,031	1,454,171	2,862,505
Securities lending income - net	10,085	8,290	22,178	2,307	16,871
Less: Foreign withholding taxes	—	(5,120)	(3,229)	(206,410)	(339,020)
Total Investment Income	784,188	387,215	228,951	1,278,898	2,551,902

Operating Expenses:
Investment advisory fees	236,042	597,715	235,497	346,873	438,492
Sub-advisory fees	163,414	321,847	181,151	240,143	438,492
Sub-advisory performance fees	69,180	126,041	49,123	(184,429)	205,631
Distribution fees- Class A Shares	9,741	31,768	11,518	17,657	19,672
Distribution fees- Class C Shares	9,371	42,309	9,420	9,231	20,426
Registration fees	24,857	24,701	25,024	26,348	26,068
Administration fees	21,575	37,976	20,781	36,947	55,290
Transfer agent fees	15,754	24,444	16,127	18,003	20,417
Professional fees	9,738	12,689	9,718	14,180	11,639
Printing and postage expense	6,483	16,958	7,277	8,535	10,117
Fund accounting fees	5,458	13,678	5,447	7,951	10,039
Third party administrative servicing fees	4,019	10,922	5,779	2,862	6,464
Custodian fees	3,457	4,979	5,494	69,846	55,464
Chief Compliance Officer fees	2,259	5,652	2,220	3,549	4,410
Trustees’ fees	1,663	4,157	1,630	2,629	3,259
Interest expense	556	3,239	160	8,823	5,945
Insurance expense	483	1,343	559	865	1,002
Miscellaneous expenses	4,870	15,410	6,986	5,724	4,853
Total Operating Expenses	588,920	1,295,828	593,911	635,737	1,337,680
Less: Fees paid indirectly	(15,400)	(2,187)	(3,020)	—	—
Net Operating Expenses	573,520	1,293,641	590,891	635,737	1,337,680

Net Investment Income (Loss)	210,668	(906,426)	(361,940)	643,161	1,214,222

Realized and Unrealized Gain (Loss) on Investments and Forward Foreign Currency Exchange Contracts
Net realized gain (loss) from:
Investments	11,526,754	12,206,537	3,995,720	(3,792,813)	5,194,831
Foreign capital gains tax	—	—	—	(307,333)	—
Foreign currency transactions	—	—	—	(58,324)	4,426
Forward foreign currency exchange contracts	(1,375)	—	—	—	—
Net realized gain (loss)	11,525,379	12,206,537	3,995,720	(4,158,470)	5,199,257
Net change in unrealized appreciation (depreciation) on:
Investments	(1,822,985)	31,938,314	7,203,085	18,174,071	18,603,290
Foreign currency translations	—	—	—	(3,667)	(1,743)
Net change in foreign capital gains tax on appreciated securities	—	—	—	(444,017)	—
Net change in unrealized appreciation (depreciation)	(1,822,985)	31,938,314	7,203,085	17,726,387	18,601,547
Net Realized and Unrealized Gain	9,702,394	44,144,851	11,198,805	13,567,917	23,800,804

Net Increase in Net Assets Resulting From Operations	$9,913,062	$43,238,425	$10,836,865	$14,211,078	$25,015,026

See accompanying notes which are an integral part of these financial statements.

STATEMENTS OF OPERATIONS (Unaudited)(Continued)
For the Six Months Ended April 30, 2024

	Dunham	Dunham	Dunham	Dunham	Dunham
	Dynamic Macro	Long/Short	Monthly	Real Estate	U.S. Enhanced
	Fund	Credit Fund	Distribution Fund	Stock Fund	Market Fund
Investment Income:
Interest income	$824,996	$5,312,133	$2,211,352	$5,108	$1,467,570
Dividend income	175,905	—	1,345,917	985,665	—
Securities lending income - net	—	751	12,680	32,172	—
Less: Foreign withholding taxes	—	—	(30,966)	(5,506)	—
Total Investment Income	1,000,901	5,312,884	3,538,983	1,017,439	1,467,570

Operating Expenses:
Investment advisory fees	177,999	613,512	558,250	194,868	308,297
Sub-advisory fees	164,307	566,319	515,308	134,909	237,151
Sub-advisory performance fees	84,067	(562,867)	(96,663)	9,530	(95,241)
Distribution fees- Class A Shares	9,495	24,600	26,150	9,018	13,562
Distribution fees- Class C Shares	5,199	13,735	63,986	10,239	1,927
Registration fees	26,925	27,982	28,360	26,302	37,969
Administration fees	22,380	48,268	41,270	20,475	29,869
Printing and postage expense	21,864	20,054	31,485	7,634	11,940
Transfer agent fees	13,823	28,671	24,345	15,473	19,107
Custodian fees	12,079	7,480	18,468	2,844	3,859
Professional fees	9,267	13,570	12,768	9,628	10,501
Fund accounting fees	4,065	14,058	12,804	4,489	7,051
Chief Compliance Officer fees	1,701	6,578	6,000	2,106	2,942
Trustees’ fees	1,548	4,598	4,146	1,568	2,432
Third party administrative servicing fees	1,497	15,866	8,017	4,014	964
Insurance expense	316	1,698	1,560	576	253
Interest expense	111	443	2,364	7,562	321
Dividend expense on short sales	—	—	999,110	—	—
Miscellaneous expenses	1,938	6,327	4,810	5,186	2,141
Total Operating Expenses	558,581	850,892	2,262,538	466,421	595,045
Less: Fees paid indirectly	—	—	—	—	—
Net Operating Expenses	558,581	850,892	2,262,538	466,421	595,045

Net Investment Income	442,320	4,461,992	1,276,445	551,018	872,525

Realized and Unrealized Gain (Loss) on Investments, Futures, Purchased Options, Securities Sold Short, Written Options, Swap Contracts, Foreign Currency Transactions and Forward Foreign Currency Exchange Contracts:
Net realized gain (loss) from:
Investments	45,615	(452,300)	(20,945,045)	5,363,131	(121,533)
Futures	2,424,278	560,420	—	—	877,481
Purchased options	—	—	(61,361)	—	—
Securities sold short	—	—	18,242,893	—	—
Written options	—	—	(23,923)	—	—
Swap contracts	—	(3,159,166)	—	—	—
Forward foreign currency exchange contracts	(7,808)	(1,580)	550,050	—	—
Net realized gain (loss)	2,462,085	(3,052,626)	(2,237,386)	5,363,131	755,948
Net change in unrealized appreciation (depreciation) on:
Investments	3,040,746	3,995,971	7,974,369	5,329,598	371,374
Futures	1,046,129	(1,069,158)	—	—	191,017
Purchased options	—	—	—	—	14,817,619
Securities sold short	—	—	(2,044,205)	—	—
Written options	—	—	(224,016)	—	—
Swap contracts	—	171,736	—	—	—
Forward foreign currency exchange contracts	37,825	—	127,797	—	—
Foreign currency transactions	(107,911)	2,156	(239)	—	—
Net change in unrealized appreciation (depreciation)	4,016,789	3,100,705	5,833,706	5,329,598	15,380,010
Net Realized and Unrealized Gain	6,478,874	48,079	3,596,320	10,692,729	16,135,958

Net Increase in Net Assets Resulting From Operations	$6,921,194	$4,510,071	$4,872,765	$11,243,747	$17,008,483

See accompanying notes which are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham		Dunham		Dunham
	Corporate/Government		Floating Rate		High-Yield		International Opportunity		Large Cap
	Bond Fund		Bond Fund		Bond Fund		Bond Fund		Value Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2024	October 31, 2023	April 30, 2024	October 31, 2023	April 30, 2024	October 31, 2023	April 30, 2024	October 31, 2023	April 30, 2024	October 31, 2023
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income	$3,038,138	$3,945,007	$5,262,116	$12,506,954	$4,568,411	$7,011,086	$1,394,139	$2,334,237	$769,209	$1,758,797
Net realized gain (loss) from investments, futures, swap contracts and forward foreign currency exchange contracts	(1,067,546)	(1,727,970)	(1,978,968)	(3,466,656)	141,594	(2,989,421)	10,914	(2,613,239)	3,686,185	7,011,704
Net change in unrealized appreciation (depreciation) on investments, futures, swap contracts and forward foreign currency exchange contracts	5,109,734	(3,871,521)	3,664,035	6,083,676	5,481,113	3,280,143	3,375,804	4,384,620	22,660,368	(8,856,711)
Net Increase (Decrease) in Net Assets Resulting From Operations	7,080,326	(1,654,484)	6,947,183	15,123,974	10,191,118	7,301,808	4,780,857	4,105,618	27,115,762	(86,210)

Distributions to Shareholders From:
Distributions From Paid In Capital:
Class N	—	—	—	—	—	—	—	(878,761)	—	—
Class A	—	—	—	—	—	—	—	(132,413)	—	—
Class C	—	—	—	—	—	—	—	(34,196)	—	—
Distributions from Earnings
Class N	(2,685,244)	(3,418,500)	(4,603,811)	(10,756,235)	(3,892,679)	(5,842,811)	(1,320,803)	(1,959,755)	(6,210,651)	(3,794,693)
Class A	(297,452)	(449,104)	(459,764)	(1,335,427)	(462,604)	(864,652)	(162,711)	(317,847)	(934,186)	(581,798)
Class C	(43,173)	(68,847)	(233,660)	(511,641)	(105,417)	(224,615)	(21,586)	(31,819)	(164,686)	(90,311)
Total Distributions to Shareholders	(3,025,869)	(3,936,451)	(5,297,235)	(12,603,303)	(4,460,700)	(6,932,078)	(1,505,100)	(3,354,791)	(7,309,523)	(4,466,802)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	41,482,062	85,924,002	16,956,263	14,943,354	50,220,205	35,422,032	13,468,312	21,882,103	17,063,091	30,929,149
Class A	2,244,268	12,358,422	500,300	1,963,446	3,149,069	5,016,239	444,481	2,974,646	994,839	4,485,014
Class C	285,044	670,748	101,306	178,813	221,167	328,853	75,481	195,360	77,971	298,461
Reinvestment of distributions
Class N	2,679,323	3,407,665	4,590,797	10,713,149	3,879,542	5,821,972	1,289,449	2,825,367	6,187,152	3,775,688
Class A	293,484	442,941	449,021	1,308,941	446,472	838,290	160,648	444,817	796,812	519,222
Class C	35,171	54,686	196,225	455,191	85,900	194,630	21,126	65,293	161,382	88,830
Cost of shares redeemed
Class N	(13,324,458)	(22,182,300)	(17,294,621)	(81,879,372)	(15,248,756)	(24,211,972)	(6,727,081)	(7,912,314)	(23,788,182)	(56,623,785)
Class A	(4,001,186)	(2,811,781)	(3,582,184)	(12,532,360)	(3,614,464)	(4,043,716)	(1,852,841)	(1,282,486)	(5,217,525)	(9,309,773)
Class C	(240,473)	(657,209)	(696,130)	(1,532,552)	(268,435)	(800,387)	(81,220)	(234,057)	(417,816)	(1,076,840)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	29,453,235	77,207,174	1,220,977	(66,381,390)	38,870,700	18,565,941	6,798,355	18,958,729	(4,142,276)	(26,914,034)

Total Increase (Decrease) in Net Assets	33,507,692	71,616,239	2,870,925	(63,860,719)	44,601,118	18,935,671	10,074,112	19,709,556	15,663,963	(31,467,046)

Net Assets:
Beginning of Year/Period	129,153,857	57,537,618	115,337,534	179,198,253	116,659,540	97,723,869	54,559,648	34,850,092	136,710,856	168,177,902
End of Year/Period	$162,661,549	$129,153,857	$118,208,459	$115,337,534	$161,260,658	$116,659,540	$64,633,760	$54,559,648	$152,374,819	$136,710,856

See accompanying notes which are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	Small Cap		Focused Large Cap		Small Cap		Emerging Markets		International
	Value Fund		Growth Fund		Growth Fund		Stock Fund		Stock Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2024	October 31, 2023	April 30, 2024	October 31, 2023	April 30, 2024	October 31, 2023	April 30, 2024	October 31, 2023	April 30, 2024	October 31, 2023
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$210,668	$344,531	$(906,426)	$(1,381,427)	$(361,940)	$(736,423)	$643,161	$1,306,683	$1,214,222	$4,041,200
Net realized gain (loss) from investments, foreign capital gain tax and forward foreign currency transactions	11,525,379	2,909,407	12,206,537	9,146,453	3,995,720	(1,292,353)	(4,158,470)	(10,598,570)	5,199,257	4,463,838
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and foreign capital gains on appreciated securities	(1,822,985)	(6,063,334)	31,938,314	32,860,198	7,203,085	2,343,195	17,726,387	18,832,789	18,601,547	13,390,662
Net Increase (Decrease) in Net Assets Resulting From Operations	9,913,062	(2,809,396)	43,238,425	40,625,224	10,836,865	314,419	14,211,078	9,540,902	25,015,026	21,895,700

Distributions to Shareholders From:
Distributions from Earnings
Class N	(1,827,538)	(3,813,890)	(3,211,843)	—	—	—	(737,069)	(219,990)	(4,196,994)	(4,237,875)
Class A	(232,684)	(540,756)	(573,626)	—	—	—	(89,559)	—	(604,920)	(644,994)
Class C	(57,329)	(200,590)	(210,529)	—	—	—	(2,243)	—	(132,243)	(140,909)
Total Distributions to Shareholders	(2,117,551)	(4,555,236)	(3,995,998)	—	—	—	(828,871)	(219,990)	(4,934,157)	(5,023,778)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	17,384,080	17,078,435	22,548,537	30,207,484	15,886,568	12,208,288	10,088,033	12,532,986	17,083,520	13,711,427
Class A	1,972,118	2,273,093	4,808,628	5,606,611	1,242,733	2,051,036	1,008,277	1,605,848	982,427	3,920,275
Class C	66,000	104,467	1,138,453	319,448	68,581	78,820	115,750	92,954	246,781	102,782
Reinvestment of distributions
Class N	1,824,198	3,791,874	3,145,417	—	—	—	736,714	219,293	4,147,422	4,202,687
Class A	229,668	527,970	490,323	—	—	—	89,197	—	598,279	640,037
Class C	56,967	199,470	187,206	—	—	—	2,137	—	128,011	138,359
Cost of shares redeemed
Class N	(6,358,782)	(23,304,126)	(26,025,644)	(85,443,042)	(5,942,015)	(30,639,053)	(11,738,510)	(22,348,250)	(16,454,799)	(42,308,794)
Class A	(1,863,580)	(3,309,853)	(10,066,245)	(14,228,908)	(2,003,399)	(5,720,420)	(3,478,239)	(4,439,529)	(4,526,472)	(10,185,017)
Class C	(178,416)	(622,413)	(919,402)	(2,781,301)	(142,823)	(654,933)	(128,073)	(573,515)	(371,805)	(1,037,241)
Net Increase/(Decrease) in Net Assets From Share Transactions of Beneficial Interest	13,132,253	(3,261,083)	(4,692,727)	(66,319,708)	9,109,645	(22,676,262)	(3,304,714)	(12,910,213)	1,833,364	(30,815,485)

Total Increase (Decrease) in Net Assets	20,927,764	(10,625,715)	34,549,700	(25,694,484)	19,946,510	(22,361,843)	10,077,493	(3,589,301)	21,914,233	(13,943,563)

Net Assets:
Beginning of Year/Period	59,974,267	70,599,982	149,924,402	175,618,886	56,706,760	79,068,603	99,601,808	103,191,109	120,200,334	134,143,897
End of Year/Period	$80,902,031	$59,974,267	$184,474,102	$149,924,402	$76,653,270	$56,706,760	$109,679,301	$99,601,808	$142,114,567	$120,200,334

See accompanying notes which are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	Dynamic Macro		Long/Short		Monthly Distribution		Real Estate		U.S. Enhanced
	Fund		Credit Fund		Fund		Stock Fund		Market Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Period Ended*
	April 30, 2024	October 31, 2023	April 30, 2024	October 31, 2023	April 30, 2024	October 31, 2023	April 30, 2024	October 31, 2023	April 30, 2024	October 31, 2023
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income	$442,320	$809,945	$4,461,992	$9,071,576	$1,276,445	$1,232,236	$551,018	$1,143,933	$872,525	$633,498
Net realized gain (loss) from investments, futures, purchased options, securities sold short, written options, swap contracts and forward foreign currency exchange contracts	2,462,085	2,643,173	(3,052,626)	(7,034,638)	(2,237,386)	4,364,826	5,363,131	(18,321,372)	755,948	(1,545,880)
Net change in unrealized appreciation (depreciation) on investments, futures, purchased options, securities sold short, written options, swap contracts, foreign currency translations, and forward foreign currency exchange contracts	4,016,789	668,360	3,100,705	2,150,011	5,833,706	(2,588,575)	5,329,598	9,680,323	15,380,010	(1,014,100)

Net Increase (Decrease) in Net Assets Resulting From Operations	6,921,194	4,121,478	4,510,071	4,186,949	4,872,765	3,008,487	11,243,747	(7,497,116)	17,008,483	(1,926,482)

Distributions to Shareholders From:
Distributions From Paid In Capital:
Class N	—	—	—	—	—	(10,431,572)	—	—	—	—
Class A	—	—	—	—	—	(1,808,869)	—	—	—	—
Class C	—	—	—	—	—	(1,376,640)	—	—	—	—
Distributions from Earnings
Class N	(1,517,530)	—	(4,067,009)	(9,866,831)	(5,861,689)	(2,262,650)	(1,123,321)	(424,646)	(907,828)	—
Class A	(264,596)	—	(444,499)	(1,305,598)	(924,773)	(388,885)	(153,363)	(37,364)	(112,804)	—
Class C	(30,252)	—	(59,523)	(157,322)	(822,440)	(287,098)	(36,620)	—	(2,081)	—
Total Distributions to Shareholders	(1,812,378)	—	(4,571,031)	(11,329,751)	(7,608,902)	(16,555,714)	(1,313,304)	(462,010)	(1,022,713)	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	18,140,861	16,590,717	44,935,661	40,246,734	25,390,749	24,961,812	5,398,703	18,134,600	19,137,753	75,690,305
Class A	2,130,710	3,627,713	2,557,800	5,235,204	1,324,714	3,102,233	265,275	3,367,487	1,163,142	11,244,568
Class C	147,982	203,828	256,217	213,652	575,080	659,818	33,250	224,633	210,979	319,034
Reinvestment of distributions
Class N	1,517,095	—	3,927,197	9,443,373	5,772,253	12,504,383	1,107,239	417,757	907,118	—
Class A	263,924	—	433,055	1,260,164	831,679	1,989,305	152,733	37,172	111,997	—
Class C	29,907	—	55,437	141,610	694,232	1,415,818	35,629	—	2,081	—
Cost of shares redeemed
Class N	(4,164,812)	(6,445,766)	(34,719,758)	(87,157,302)	(30,045,923)	(61,640,631)	(28,194,874)	(23,005,266)	(11,867,479)	(5,212,799)
Class A	(1,961,282)	(1,542,861)	(8,213,699)	(11,189,132)	(5,986,386)	(8,914,667)	(5,996,787)	(3,121,327)	(3,360,809)	(767,821)
Class C	(91,944)	(258,517)	(431,911)	(1,201,510)	(1,098,827)	(3,633,866)	(294,032)	(674,980)	(34,182)	(5,969)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	16,012,441	12,175,114	8,799,999	(43,007,207)	(2,542,429)	(29,555,795)	(27,492,864)	(4,619,924)	6,270,600	81,267,318

Total Increase (Decrease) in Net Assets	21,121,257	16,296,592	8,739,039	(50,150,009)	(5,278,566)	(43,103,022)	(17,562,421)	(12,579,050)	22,256,370	79,340,836

Net Assets:
Beginning of Year/Period	43,704,490	27,407,898	188,488,256	238,638,265	177,773,839	220,876,861	63,827,620	76,406,670	79,340,836	—
End of Year/Period	$64,825,747	$43,704,490	$197,227,295	$188,488,256	$172,495,273	$177,773,839	$46,265,199	$63,827,620	$101,597,206	$79,340,836

*	The Fund commenced operations on May 1, 2023

See accompanying notes which are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2024	2023	2022	2021	2020	2019
	(Unaudited)

Net asset value, beginning of year/period	$11.76	$12.01	$14.41	$14.44	$14.02	$13.06
Income (loss) from investment operations:
Net investment income*	0.26	0.45	0.22	0.19	0.28	0.36
Net realized and unrealized gain (loss)	0.44	(0.29)	(2.38)	(0.01)	0.44	0.96
Total income (loss) from investment operations	0.70	0.16	(2.16)	0.18	0.72	1.32
Less distributions:
Distributions from net investment income	(0.25)	(0.41)	(0.24)	(0.21)	(0.30)	(0.36)
Total distributions	(0.25)	(0.41)	(0.24)	(0.21)	(0.30)	(0.36)
Net asset value, end of year/period	$12.21	$11.76	$12.01	$14.41	$14.44	$14.02

Total return + #	5.94%	1.23%	(15.12)%	1.23%	5.17%	10.27%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$145,228	$111,045	$48,744	$78,345	$61,209	$42,730
Ratios of expenses to average net assets:	1.22%	1.17%	1.34%	1.25%	1.24%	1.20%
Ratios of net investment income to average net assets	4.29%	3.60%	1.67%	1.30%	1.99%	2.68%
Portfolio turnover rate (1)	20%	29%	35%	59%	75%	76%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2024	2023	2022	2021	2020	2019	April 30, 2024	2023	2022	2021	2020	2019
	(Unaudited)						(Unaudited)

Net asset value, beginning of year/period	$11.75	$12.00	$14.39	$14.42	$14.01	$13.04	$11.66	$11.91	$14.28	$14.31	$13.91	$12.95
Income (loss) from investment operations:
Net investment income*	0.24	0.41	0.19	0.15	0.25	0.33	0.21	0.34	0.13	0.08	0.18	0.26
Net realized and unrealized gain (loss)	0.44	(0.28)	(2.37)	(0.01)	0.42	0.97	0.44	(0.27)	(2.36)	(0.01)	0.41	0.96
Total income (loss) from investment operations	0.68	0.13	(2.18)	0.14	0.67	1.30	0.65	0.07	(2.23)	0.07	0.59	1.22
Less distributions:
Distributions from net investment income	(0.24)	(0.38)	(0.21)	(0.17)	(0.26)	(0.33)	(0.21)	(0.32)	(0.14)	(0.10)	(0.19)	(0.26)
Total distributions	(0.24)	(0.38)	(0.21)	(0.17)	(0.26)	(0.33)	(0.21)	(0.32)	(0.14)	(0.10)	(0.19)	(0.26)
Net asset value, end of year/period	$12.19	$11.75	$12.00	$14.39	$14.42	$14.01	$12.10	$11.66	$11.91	$14.28	$14.31	$13.91

Total return + #	5.73%	1.00%	(15.29)%	0.98%	4.84%	10.09%	5.52%	0.50%	(15.68)%	0.49%	4.29%	9.53%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$14,837	$15,680	$6,376	$9,593	$8,490	$7,510	$2,596	$2,428	$2,418	$2,678	$2,886	$2,672
Ratios of expenses to average net assets:	1.47%	1.42%	1.59%	1.50%	1.49%	1.45%	1.97%	1.92%	2.09%	2.00%	1.99%	1.95%
Ratios of net investment income to average net assets	3.87%	3.35%	1.42%	1.05%	1.75%	2.41%	3.41%	2.74%	0.96%	0.56%	1.31%	1.92%
Portfolio turnover rate (1)	20%	29%	35%	59%	75%	76%	20%	29%	35%	59%	75%	76%

*	The net investment income per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Floating Rate Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2024	2023	2022	2021	2020	2019
	(Unaudited)

Net asset value, beginning of year/period	$8.55	$8.44	$9.18	$8.90	$9.36	$9.62
Income (loss) from investment operations:
Net investment income*	0.40	0.76	0.41	0.27	0.34	0.44
Net realized and unrealized gain (loss)	0.12	0.15	(0.72)	0.32	(0.47)	(0.26)
Total income (loss) from investment operations	0.52	0.91	(0.31)	0.59	(0.13)	0.18
Less distributions:
Distributions from net investment income	(0.40)	(0.80)	(0.43)	(0.31)	(0.33)	(0.44)
Total distributions	(0.40)	(0.80)	(0.43)	(0.31)	(0.33)	(0.44)
Net asset value, end of year/period	$8.67	$8.55	$8.44	$9.18	$8.90	$9.36

Total return + #	6.18%	11.18%	(3.46)%	6.63%	(1.30)%	1.99%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$103,664	$98,042	$152,134	$173,112	$135,536	$157,757

Ratios of expenses to average net assets (including interest expense) (1): ^	1.01%	1.17%	1.04%	0.90%	1.00%	1.01%
Ratios of net investment income to average net assets: ^	9.13%	8.83%	4.67%	2.97%	3.81%	4.60%

Portfolio turnover rate (3)	43%	21%	56%	135%	76%	44%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2024	2023	2022	2021	2020	2019	April 30, 2024	2023	2022	2021	2020	2019
	(Unaudited)						(Unaudited)

Net asset value, beginning of year/period	$8.54	$8.43	$9.17	$8.89	$9.35	$9.61	$8.54	$8.43	$9.18	$8.89	$9.35	$9.62
Income (loss) from investment operations:
Net investment income*	0.39	0.74	0.39	0.25	0.32	0.41	0.36	0.70	0.35	0.21	0.27	0.37
Net realized and unrealized gain (loss)	0.12	0.15	(0.72)	0.32	(0.47)	(0.25)	0.13	0.14	(0.74)	0.32	(0.46)	(0.27)
Total income (loss) from investment operations	0.51	0.89	(0.33)	0.57	(0.15)	0.16	0.49	0.84	(0.39)	0.53	(0.19)	0.10
Less distributions:
Distributions from net investment income	(0.39)	(0.78)	(0.41)	(0.29)	(0.31)	(0.42)	(0.37)	(0.73)	(0.36)	(0.24)	(0.27)	(0.37)
Total distributions	(0.39)	(0.78)	(0.41)	(0.29)	(0.31)	(0.42)	(0.37)	(0.73)	(0.36)	(0.24)	(0.27)	(0.37)
Net asset value, end of year/period	$8.66	$8.54	$8.43	$9.17	$8.89	$9.35	$8.66	$8.54	$8.43	$9.18	$8.89	$9.35

Total return + #	6.06%	10.90%	(3.70)%	6.39%	(1.56)%	1.74%	5.80%	10.35%	(4.30)%	5.98%	(2.06)%	1.13%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$9,173	$11,611	$20,569	$22,225	$19,705	$21,997	$5,372	$5,684	$6,495	$6,732	$6,800	$8,654

Ratios of expenses to average net assets (including interest expense) (2): ^	1.26%	1.41%	1.29%	1.15%	1.25%	1.26%	1.76%	1.93%	1.80%	1.65%	1.75%	1.76%
Ratios of net investment income to average net assets: ^	8.93%	8.56%	4.44%	2.73%	3.56%	4.36%	8.40%	8.14%	3.95%	2.24%	3.07%	3.86%

Portfolio turnover rate (3)	43%	21%	56%	135%	76%	44%	43%	21%	56%	135%	76%	44%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(1)	Ratios of expenses to average net assets (excluding interest expense):	1.00%	1.08%

(2)	Ratios of expenses to average net assets (excluding interest expense):	1.25%	1.32%	1.75%	1.84%

^	Annualized for periods less than one year.

(3)	Not annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2024	2023	2022	2021	2020	2019
	(Unaudited)

Net asset value, beginning of year/period	$8.04	$8.00	$9.34	$8.88	$8.97	$8.72
Income (loss) from investment operations:
Net investment income*	0.28	0.55	0.43	0.38	0.41	0.45
Net realized and unrealized gain (loss)	0.43	0.03	(1.36)	0.46	(0.09)	0.26
Total income (loss) from investment operations	0.71	0.58	(0.93)	0.84	0.32	0.71
Less distributions:
Distributions from net investment income	(0.27)	(0.54)	(0.41)	(0.38)	(0.41)	(0.46)
Total distributions	(0.27)	(0.54)	(0.41)	(0.38)	(0.41)	(0.46)
Net asset value, end of year/period	$8.48	$8.04	$8.00	$9.34	$8.88	$8.97

Total return + #	8.81%	7.44%	(10.09)%	9.54%	3.74%	8.42%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$142,142	$98,539	$81,243	$101,951	$83,009	$90,262

Ratios of expenses to average net assets (including interest expense) : ^	1.21%	1.23%	1.19%	1.17%	1.14%	1.12%
Ratios of net investment income to average net assets: ^	6.56%	6.71%	4.96%	4.07%	4.69%	5.12%

Portfolio turnover rate (1)	33%	28%	36%	69%	75%	70%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2024	2023	2022	2021	2020	2019	April 30, 2024	2023	2022	2021	2020	2019
	(Unaudited)						(Unaudited)

Net asset value, beginning of year/period	$8.14	$8.09	$9.44	$8.97	$9.06	$8.81	$7.99	$7.96	$9.29	$8.83	$8.92	$8.68
Income (loss) from investment operations:
Net investment income*	0.27	0.53	0.41	0.36	0.39	0.44	0.25	0.48	0.36	0.31	0.34	0.39
Net realized and unrealized gain (loss)	0.44	0.04	(1.37)	0.47	(0.09)	0.25	0.43	0.03	(1.34)	0.46	(0.09)	0.25
Total income (loss) from investment operations	0.71	0.57	(0.96)	0.83	0.30	0.69	0.68	0.51	(0.98)	0.77	0.25	0.64
Less distributions:
Distributions from net investment income	(0.26)	(0.52)	(0.39)	(0.36)	(0.39)	(0.44)	(0.24)	(0.48)	(0.35)	(0.31)	(0.34)	(0.40)
Total distributions	(0.26)	(0.52)	(0.39)	(0.36)	(0.39)	(0.44)	(0.24)	(0.48)	(0.35)	(0.31)	(0.34)	(0.40)
Net asset value, end of year/period	$8.59	$8.14	$8.09	$9.44	$8.97	$9.06	$8.43	$7.99	$7.96	$9.29	$8.83	$8.92

Total return + #	8.69%	7.22%	(10.32)%	9.29%	3.44%	8.07%	8.47%	6.55%	(10.71)%	8.79%	2.95%	7.55%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$15,310	$14,543	$12,650	$13,592	$12,127	$12,336	$3,809	$3,577	$3,830	$4,746	$4,663	$7,497

Ratios of expenses to average net assets (including interest expense) : ^	1.46%	1.48%	1.44%	1.42%	1.39%	1.37%	1.96%	1.98%	1.94%	1.92%	1.89%	1.87%
Ratios of net investment income to average net assets: ^	6.35%	6.46%	4.72%	3.82%	4.44%	4.87%	5.93%	5.94%	4.21%	3.32%	3.93%	4.37%

Portfolio turnover rate (1)	33%	28%	36%	69%	75%	70%	33%	28%	36%	69%	75%	70%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Opportunity Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2024	2023	2022	2021	2020	2019
	(Unaudited)
Net asset value, beginning of year/period	$7.22	$6.96	$9.18	$9.05	$9.43	$8.93
Income (loss) from investment operations:
Net investment income (loss)*	0.18	0.37	0.31	0.21	0.19	(0.03)
Net realized and unrealized gain (loss)	0.46	0.43	(2.15)	0.15	(0.37)	0.58
Total income (loss) from investment operations	0.64	0.80	(1.84)	0.36	(0.18)	0.55
Less distributions:
Distributions from net investment income	(0.19)	(0.38)	(0.38)	(0.23)	(0.11)	(0.04)
Distributions from net realized gains	—	—	(0.00)	—	(0.02)	(0.01)
Distributions from capital	—	(0.16)	—	—	(0.07)	—
Total distributions	(0.19)	(0.54)	(0.38)	(0.23)	(0.20)	(0.05)
Net asset value, end of year/period	$7.67	$7.22	$6.96	$9.18	$9.05	$9.43

Total return + #	8.93%	11.67%	(20.52)%	3.93%	(1.81)%	6.29%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$57,428	$46,613	$29,209	$62,423	$41,346	$32,927
Ratios of expenses to average net assets (including interest expense) (1):	1.79%	1.68%	1.33%	1.78%	1.36%	1.36%
Ratios of net investment income (loss) to average net assets:	4.71%	4.97%	3.83%	2.21%	2.08%	(0.30)%
Portfolio turnover rate (3)	38%	50%	58%	40%	138%	109%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2024	2023	2022	2021	2020	2019	April 30, 2024	2023	2022	2021	2020	2019
	(Unaudited)						(Unaudited)
Net asset value, beginning of year/period	$7.14	$6.89	$9.08	$8.96	$9.34	$8.85	$6.93	$6.70	$8.84	$8.73	$9.11	$8.66
Income (loss) from investment operations:
Net investment income (loss)*	0.17	0.34	0.29	0.18	0.17	(0.05)	0.15	0.30	0.25	0.13	0.10	(0.09)
Net realized and unrealized gain (loss)	0.46	0.44	(2.12)	0.14	(0.37)	0.57	0.45	0.42	(2.07)	0.14	(0.33)	0.55
Total income (loss) from investment operations	0.63	0.78	(1.83)	0.32	(0.20)	0.52	0.60	0.72	(1.82)	0.27	(0.23)	0.46
Less distributions:
Distributions from net investment income	(0.18)	(0.37)	(0.36)	(0.20)	(0.09)	(0.02)	(0.17)	(0.33)	(0.32)	(0.16)	(0.06)	—
Distributions from net realized gains	—	—	(0.00)	—	(0.02)	(0.01)	—	—	(0.00)	—	(0.02)	(0.01)
Distributions from capital	—	(0.16)	—	—	(0.07)	—	—	(0.16)	—	—	(0.07)	—
Total distributions	(0.18)	(0.53)	(0.36)	(0.20)	(0.18)	(0.03)	(0.17)	(0.49)	(0.32)	(0.16)	(0.15)	(0.01)
Net asset value, end of year/period	$7.59	$7.14	$6.89	$9.08	$8.96	$9.34	$7.36	$6.93	$6.70	$8.84	$8.73	$9.11

Total return + #	8.89%	11.38%	(20.62)%	3.60%	(2.03)%	5.98%	8.61%	10.85%	(21.01)%	3.07%	(2.48)%	5.36%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$6,227	$7,037	$4,787	$9,179	$6,722	$4,357	$979	$909	$854	$1,320	$1,180	$1,442
Ratios of expenses to average net assets (including interest expense) (2):	2.04%	1.93%	1.58%	2.03%	1.61%	1.61%	2.54%	2.43%	2.08%	2.53%	2.11%	2.11%
Ratios of net investment income (loss) to average net assets:	4.48%	4.71%	3.61%	1.96%	1.91%	(0.55)%	3.97%	4.19%	3.13%	1.44%	1.21%	(1.05)%

Portfolio turnover rate (3)	38%	50%	58%	40%	138%	109%	38%	50%	58%	40%	138%	109%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout the year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(1)	Ratios of expenses to average net assets (excluding interest expense):	1.79%	1.67%	1.32%

(2)	Ratios of expenses to average net assets (excluding interest expense):	2.04%	1.92%	1.57%	2.54%	2.42%	2.07%

(3)	Not annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2024	2023	2022	2021	2020	2019
	(Unaudited)

Net asset value, beginning of year/period	$16.23	$16.90	$19.59	$13.58	$14.96	$14.18
Income (loss) from investment operations:
Net investment income *	0.10	0.20	0.14	0.13	0.17	0.18
Net realized and unrealized gain (loss)	3.13	(0.38)	(1.57)	6.03	(1.03)	1.29
Total income (loss) from investment operations	3.23	(0.18)	(1.43)	6.16	(0.86)	1.47
Less distributions:
Distributions from net investment income	(0.23)	(0.16)	(0.11)	(0.15)	(0.18)	(0.15)
Distributions from net realized gains	(0.71)	(0.33)	(1.15)	—	(0.34)	(0.54)
Total distributions	(0.94)	(0.49)	(1.26)	(0.15)	(0.52)	(0.69)
Net asset value, end of year/period	$18.52	$16.23	$16.90	$19.59	$13.58	$14.96

Total return + #	20.27%	(1.14)%	(7.96)%	45.69%	(6.15)%	11.37%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$132,079	$115,719	$141,436	$129,641	$73,557	$61,791

Ratios of expenses to average net assets:
Before fees paid indirectly	1.15%	1.04%	1.26%	1.10%	1.24%	1.14%
After fees paid indirectly	1.15%	1.04%	1.26%	1.10%	1.24%	1.14%
Ratios of net investment income to average net assets:
Before fees paid indirectly	1.09%	1.19%	0.79%	0.72%	1.25%	1.30%
After fees paid indirectly	1.09%	1.19%	0.79%	0.72%	1.25%	1.30%

Portfolio turnover rate (1)	8%	29%	23%	33%	43%	44%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2024	2023	2022	2021	2020	2019	April 30, 2024	2023	2022	2021	2020	2019
	(Unaudited)						(Unaudited)

Net asset value, beginning of year/period	$16.11	$16.78	$19.46	$13.50	$14.87	$14.11	$15.06	$15.74	$18.40	$12.80	$14.17	$13.45
Income (loss) from investment operations:
Net investment income (loss)*	0.08	0.16	0.09	0.08	0.14	0.15	0.01	0.03	(0.04)	(0.04)	0.03	0.04
Net realized and unrealized gain (loss)	3.11	(0.39)	(1.55)	6.00	(1.03)	1.27	2.90	(0.35)	(1.47)	5.69	(0.98)	1.23
Total income (loss) from investment operations	3.19	(0.23)	(1.46)	6.08	(0.89)	1.42	2.91	(0.32)	(1.51)	5.65	(0.95)	1.27
Less distributions:
Distributions from net investment income	(0.18)	(0.11)	(0.07)	(0.12)	(0.14)	(0.12)	(0.10)	(0.03)	0.00	(0.05)	(0.08)	(0.01)
Distributions from net realized gains	(0.71)	(0.33)	(1.15)	—	(0.34)	(0.54)	(0.71)	(0.33)	(1.15)	—	(0.34)	(0.54)
Total distributions	(0.89)	(0.44)	(1.22)	(0.12)	(0.48)	(0.66)	(0.81)	(0.36)	(1.15)	(0.05)	(0.42)	(0.55)
Net asset value, end of year/period	$18.41	$16.11	$16.78	$19.46	$13.50	$14.87	$17.16	$15.06	$15.74	$18.40	$12.80	$14.17

Total return + #	20.15%	(1.41)%	(8.18)%	45.28%	(6.33)%	11.00%	19.64%	(2.09)%	(8.90)%	44.20%	(7.05)%	10.24%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$16,889	$17,853	$22,784	$27,023	$16,855	$16,363	$3,407	$3,139	$3,958	$4,683	$3,897	$5,319

Ratios of expenses to average net assets:
Before fees paid indirectly	1.39%	1.29%	1.51%	1.35%	1.49%	1.39%	2.15%	2.04%	2.26%	2.10%	2.24%	2.14%
After fees paid indirectly	1.39%	1.29%	1.51%	1.35%	1.49%	1.39%	2.15%	2.04%	2.26%	2.10%	2.24%	2.14%
Ratios of net investment income (loss) to average net assets:
Before fees paid indirectly	0.86%	0.94%	0.52%	0.47%	1.00%	1.05%	0.09%	0.19%	(0.23)%	(0.27)%	0.23%	0.30%
After fees paid indirectly	0.86%	0.94%	0.52%	0.47%	1.00%	1.05%	0.09%	0.19%	(0.23)%	(0.27)%	0.23%	0.30%

Portfolio turnover rate (1)	8%	29%	23%	33%	43%	44%	8%	29%	23%	33%	43%	44%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2024	2023	2022	2021	2020	2019
	(Unaudited)

Net asset value, beginning of year/period	$13.38	$15.38	$18.65	$11.91	$14.67	$15.72
Income (loss) from investment operations:
Net investment income (loss) *	0.05	0.09	0.07	0.11	0.10	(0.00	)(a)
Net realized and unrealized gain (loss)	2.27	(0.92)	(1.27)	6.78	(2.86)	0.65
Total income (loss) from investment operations	2.32	(0.83)	(1.20)	6.89	(2.76)	0.65
Less distributions:
Distributions from net investment income	(0.09)	(0.01)	(0.09)	(0.14)	—	—
Distributions from net realized gains	(0.37)	(1.16)	(1.98)	(0.01)	—	(1.70)
Total distributions	(0.46)	(1.17)	(2.07)	(0.15)	—	(1.70)
Net asset value, end of year/period	$15.24	$13.38	$15.38	$18.65	$11.91	$14.67

Total return + #	17.20%	(5.61)%	(7.65)%	58.16%	(18.81)%	6.15%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$70,897	$51,360	$59,955	$72,651	$42,444	$43,564

Ratios of expenses to average net assets (including interest expense):
Before fees paid indirectly (1)	1.57%	1.69%	1.67%	1.05%	1.26%	1.72%
After fees paid indirectly (1)	1.53%	1.63%	1.61%	1.05%	1.17%	1.72%
Ratios of net investment income (loss) to average net assets: (b)
Before fees paid indirectly	0.59%	0.53%	0.34%	0.67%	0.72%	(0.01)%
After fees paid indirectly	0.63%	0.60%	0.41%	0.67%	0.81%	(0.01)%

Portfolio turnover rate (3)	129%	95%	83%	87%	135%	85%

	Class A							Class C
	Six Months Ended	Year Ended October 31,						Six Months Ended	Year Ended October 31,
	April 30, 2024	2023	2022	2021	2020	2019		April 30, 2024	2023	2022	2021	2020	2019
	(Unaudited)							(Unaudited)

Net asset value, beginning of year/period	$13.07	$15.07	$18.31	$11.70	$14.45	$15.55		$10.67	$12.60	$15.70	$10.05	$12.51	$13.81
Income (loss) from investment operations:
Net investment income (loss) *	0.03	0.05	0.03	0.08	0.07	(0.04)		(0.02)	(0.04)	(0.08)	(0.04)	(0.02)	(0.12)
Net realized and unrealized gain (loss)	2.21	(0.89)	(1.24)	6.65	(2.82)	0.64		1.80	(0.73)	(1.04)	5.72	(2.44)	0.52
Total income (loss) from investment operations	2.24	(0.84)	(1.21)	6.73	(2.75)	0.60		1.78	(0.77)	(1.12)	5.68	(2.46)	0.40
Less distributions:
Distributions from net investment income	(0.05)	—	(0.05)	(0.11)	—	—		—	0.00	—	(0.02)	—	—
Distributions from net realized gains	(0.37)	(1.16)	(1.98)	(0.01)	—	(1.70)		(0.37)	(1.16)	(1.98)	(0.01)	—	(1.70)
Total distributions	(0.42)	(1.16)	(2.03)	(0.12)	—	(1.70)		(0.37)	(1.16)	(1.98)	(0.03)	—	(1.70)
Net asset value, end of year/period	$14.89	$13.07	$15.07	$18.31	$11.70	$14.45		$12.08	$10.67	$12.60	$15.70	$10.05	$12.51

Total return + #	17.05%	(5.81)%	(7.86)%	57.71%	(19.03)%	5.85%		16.57%	(6.53)%	(8.62)%	56.55%	(19.66)%	5.06%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$8,150	$6,924	$8,331	$12,795	$8,955	$9,848		$1,855	$1,690	$2,314	$2,794	$2,064	$2,835

Ratios of expenses to average net assets (including interest expense):
Before fees paid indirectly (2)	1.82%	1.94%	1.92%	1.30%	1.51%	1.97%		2.57%	2.69%	2.67%	2.05%	2.26%	2.72%
After fees paid indirectly (2)	1.78%	1.88%	1.86%	1.30%	1.42%	1.97%		2.53%	2.63%	2.61%	2.05%	2.17%	2.72%
Ratios of net investment income (loss) to average net assets: (b)
Before fees paid indirectly	0.36%	0.29%	0.12%	0.46%	0.46%	(0.26)%		(0.39)%	-0.45%	(0.67)%	(0.31)%	(0.29)%	(1.01)%
After fees paid indirectly	0.40%	0.35%	0.17%	0.46%	0.55%	(0.26)%		(0.35)%	-0.38%	(0.61)%	(0.31)%	(0.20)%	(1.01)%

Portfolio turnover rate (3)	129%	95%	83%	87%	135%	85%		129%	95%	83%	87%	135%	85%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net assets may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

(b)	Does not Include the expenses of other investment companies in which the Fund invests.

(1)	Ratios of expenses to average net assets (excluding interest expense):

Before fees paid indirectly	1.57%	1.68%
After fees paid indirectly	1.53%	1.62%

(2)	Ratios of expenses to average net assets (excluding interest expense):

Before fees paid indirectly	1.82%	1.93%	2.57%	2,68%
After fees paid indirectly	1.77%	1.87%	2.53%	2.62%

(3)	Not annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2024	2023	2022	2021	2020	2019
	(Unaudited)

Net asset value, beginning of year/period	$31.01	$24.57	$43.94	$33.67	$24.24	$22.50
Income (loss) from investment operations:
Net investment loss*	(0.17)	(0.21)	(0.20)	(0.36)	(0.32)	(0.25)
Net realized and unrealized gain (loss)	9.04	6.65	(15.89)	11.47	10.58	3.69
Total income (loss) from investment operations	8.87	6.44	(16.09)	11.11	10.26	3.44
Less distributions:
Distributions from net realized gains	(0.84)	—	(3.28)	(0.84)	(0.83)	(1.70)
Total distributions	(0.84)	—	(3.28)	(0.84)	(0.83)	(1.70)
Net asset value, end of year/period	$39.04	$31.01	$24.57	$43.94	$33.67	$24.24

Total return + #	28.80%	26.21%	(39.47)%	33.44%	43.39%	17.19%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$153,019	$121,318	$143,425	$156,938	$108,816	$74,714
Ratios of expenses to average net assets: ^
Before fee waivers and fees paid indirectly	1.33%	1.23%	1.01%	1.12%	1.30%	1.33%
After fee waivers and fees paid indirectly	1.32%	1.23%	1.01%	1.12%	1.30%	1.33%
Ratios of net investment loss to average net assets: ^
Before fee waivers and fees paid indirectly	(0.90)%	(0.74)%	(0.67)%	(0.92)%	(1.08)%	(1.06)%
After fee waivers and fees paid indirectly	(0.90)%	(0.74)%	(0.67)%	(0.92)%	(1.08)%	(1.06)%
Portfolio turnover rate (1)	3%	17%	9%	27%	17%	28%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2024	2023	2022	2021	2020	2019	April 30, 2024	2023	2022	2021	2020	2019
	(Unaudited)						(Unaudited)

Net asset value, beginning of year/period	$29.93	$23.77	$42.73	$32.84	$23.71	$22.11	$26.94	$21.56	$39.33	$30.51	$22.25	$21.00
Income (loss) from investment operations:
Net investment loss*	(0.21)	(0.28)	(0.28)	(0.45)	(0.38)	(0.30)	(0.31)	(0.45)	(0.46)	(0.68)	(0.55)	(0.44)
Net realized and unrealized gain (loss)	8.72	6.44	(15.40)	11.18	10.34	3.60	7.83	5.83	(14.03)	10.34	9.64	3.39
Total income (loss) from investment operations	8.51	6.16	(15.68)	10.73	9.96	3.30	7.52	5.38	(14.49)	9.66	9.09	2.95
Less distributions:
Distributions from net realized gains	(0.84)	—	(3.28)	(0.84)	(0.83)	(1.70)	(0.84)	—	(3.28)	(0.84)	(0.83)	(1.70)
Total distributions	(0.84)	—	(3.28)	(0.84)	(0.83)	(1.70)	(0.84)	—	(3.28)	(0.84)	(0.83)	(1.70)
Net asset value, end of year/period	$37.60	$29.93	$23.77	$42.73	$32.84	$23.71	$33.62	$26.94	$21.56	$39.33	$30.51	$22.25

Total return + #	28.63%	25.91%	(39.62)%	33.13%	43.09%	16.84%	28.13%	24.95%	(40.07)%	32.13%	41.97%	16.00%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$22,675	$21,901	$24,711	$37,270	$31,205	$24,131	$8,780	$6,706	$7,483	$13,911	$10,414	$8,314
Ratios of expenses to average net assets: ^
Before fee waivers and fees paid indirectly	1.58%	1.48%	1.26%	1.37%	1.55%	1.58%	2.33%	2.25%	2.01%	2.12%	2.30%	2.33%
After fee waivers and fees paid indirectly	1.57%	1.48%	1.26%	1.37%	1.55%	1.58%	2.32%	2.25%	2.01%	2.12%	2.30%	2.33%
Ratios of net investment loss to average net assets: ^
Before fee waivers and fees paid indirectly	(1.16)%	(0.99)%	(0.93)%	(1.17)%	(1.34)%	(1.32)%	(1.90)%	(1.76)%	(1.69)%	(1.92)%	(2.08)%	(2.06)%
After fee waivers and fees paid indirectly	(1.16)%	(0.99)%	(0.93)%	(1.17)%	(1.34)%	(1.32)%	(1.90)%	(1.76)%	(1.69)%	(1.92)%	(2.08)%	(2.06)%
Portfolio turnover rate (1)	3%	17%	9%	27%	17%	28%	3%	17%	9%	27%	17%	28%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2024	2023	2022	2021	2020	2019
	(Unaudited)

Net asset value, beginning of year/period	$14.50	$14.73	$27.93	$21.62	$16.00	$20.28
Income (loss) from investment operations:
Net investment loss*	(0.08)	(0.15)	(0.12)	(0.38)	(0.23)	(0.23)
Net realized and unrealized gain (loss) (a)	2.87	(0.08)	(9.04)	10.50	6.15	(0.25)
Total income (loss) from investment operations	2.79	(0.23)	(9.16)	10.12	5.92	(0.48)
Less distributions:
Distributions from net investment income	—	—	(0.19)	(0.28)	(0.05)	—
Distributions from net realized gains	—	—	(3.85)	(3.53)	(0.25)	(3.80)
Total distributions	—	—	(4.04)	(3.81)	(0.30)	(3.80)
Net asset value, end of year/period	$17.29	$14.50	$14.73	$27.93	$21.62	$16.00

Total return + #	19.24%	(1.56)%	(37.42)%	49.28%	37.55%	1.36%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$65,861	$46,905	$65,064	$63,287	$42,792	$37,340

Ratios of expenses to average net assets: ^
Before fees paid indirectly	1.57%	1.56%	1.17%	1.83%	1.78%	1.90%
After fees paid indirectly	1.57%	1.55%	1.14%	1.83%	1.75%	1.88%
Ratios of net investment loss to average net assets: ^
Before fees paid indirectly	(0.94)%	(0.99)%	(0.72)%	(1.47)%	(1.34)%	(1.36)%
After fees paid indirectly	(0.94)%	(0.98)%	(0.70)%	(1.47)%	(1.31)%	(1.34)%

Portfolio turnover rate (1)	21%	95%	92%	111%	178%	169%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2024	2023	2022	2021	2020	2019	April 30, 2024	2023	2022	2021	2020	2019

Net asset value, beginning of year/period	$13.30	$13.55	$26.04	$20.36	$15.09	$19.42	$8.70	$8.93	$18.62	$15.39	$11.54	$16.00
Income (loss) from investment operations:
Net investment loss*	(0.10)	(0.17)	(0.17)	(0.42)	(0.26)	(0.25)	(0.10)	(0.19)	(0.19)	(0.44)	(0.29)	(0.29)
Net realized and unrealized gain (loss) (a)	2.63	(0.08)	(8.34)	9.86	5.80	(0.28)	1.72	(0.04)	(5.64)	7.33	4.39	(0.37)
Total income (loss) from investment operations	2.53	(0.25)	(8.51)	9.44	5.54	(0.53)	1.62	(0.23)	(5.83)	6.89	4.10	(0.66)
Less distributions:
Distributions from net investment income	—	—	(0.13)	(0.23)	(0.02)	—	—	—	(0.01)	(0.13)	—	—
Distributions from net realized gains	—	—	(3.85)	(3.53)	(0.25)	(3.80)	—	—	(3.85)	(3.53)	(0.25)	(3.80)
Total distributions	—	—	(3.98)	(3.76)	(0.27)	(3.80)	—	—	(3.86)	(3.66)	(0.25)	(3.80)
Net asset value, end of year/period	$15.83	$13.30	$13.55	$26.04	$20.36	$15.09	$10.32	$8.70	$8.93	$18.62	$15.39	$11.54

Total return + #	19.02%	(1.85)%	(37.55)%	48.93%	37.18%	1.11%	18.62%	(2.58)%	(37.99)%	47.87%	36.10%	0.36%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$8,935	$8,172	$11,795	$20,357	$12,750	$10,797	$1,858	$1,629	$2,210	$3,730	$2,619	$2,440

Ratios of expenses to average net assets: ^
Before fees paid indirectly	1.86%	1.80%	1.42%	2.08%	2.03%	2.15%	2.60%	2.57%	2.17%	2.83%	2.78%	2.90%
After fees paid indirectly	1.85%	1.78%	1.39%	2.08%	2.00%	2.13%	2.59%	2.55%	2.14%	2.83%	2.75%	2.88%
Ratios of net investment loss to average net assets: ^
Before fees paid indirectly	(1.22)%	(1.23)%	(0.97)%	(1.72)%	(1.57)%	(1.61)%	(1.96)%	(2.00)%	(1.72)%	(2.47)%	(2.32)%	(2.37)%
After fees paid indirectly	(1.21)%	(1.21)%	(0.95)%	(1.72)%	(1.54)%	(1.59)%	(1.95)%	(1.99)%	(1.70)%	(2.47)%	(2.29)%	(2.35)%

Portfolio turnover rate (1)	21%	95%	92%	111%	178%	169%	21%	95%	92%	111%	178%	169%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2019 and October 31, 2023, does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2024	2023	2022	2021	2020	2019
	(Unaudited)

Net asset value, beginning of year/period	$11.84	$10.93	$18.76	$15.70	$14.27	$12.85
Income (loss) from investment operations:
Net investment income (loss) *	0.08	0.16	0.17	0.04	(0.03)	0.19
Net realized and unrealized gain (loss)	1.62	0.78	(6.41)	3.05	1.59	1.48
Total income (loss) from investment operations	1.70	0.94	(6.24)	3.09	1.56	1.67
Less distributions:
Distributions from net investment income	(0.11)	(0.03)	(0.25)	(0.03)	(0.13)	(0.25)
Distributions from net realized gains	—	—	(1.34)	—	—	—
Total distributions	(0.11)	(0.03)	(1.59)	(0.03)	(0.13)	(0.25)
Net asset value, end of year/period	$13.43	$11.84	$10.93	$18.76	$15.70	$14.27

Total return + #	14.36%	8.58%	(36.02)%	19.67%	10.94%	13.29%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$94,369	$83,931	$85,825	$112,290	$70,868	$59,931

Ratios of expenses to average net assets (including interest expense) (1):	1.14%	1.15%	1.03%	1.67%	1.86%	1.61%
Ratios of net investment income (loss) to average net assets	1.26%	1.23%	1.23%	0.19%	(0.19)%	1.42%

Portfolio turnover rate (3)	24%	58%	64%	77%	113%	129%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2024	2023	2022	2021	2020	2019	April 30, 2024	2023	2022	2021	2020	2019
	(Unaudited)						(Unaudited)

Net asset value, beginning of year/period	$11.52	$10.63	$18.29	$15.32	$13.94	$12.56	$10.61	$9.87	$17.07	$14.41	$13.16	$11.85
Income (loss) from investment operations:
Net investment income (loss)*	0.06	0.12	0.13	(0.02)	(0.06)	0.16	0.02	0.03	0.02	(0.15)	(0.16)	0.05
Net realized and unrealized gain (loss)	1.57	0.77	(6.24)	2.99	1.54	1.44	1.44	0.71	(5.81)	2.81	1.45	1.38
Total income (loss) from investment operations	1.63	0.89	(6.11)	2.97	1.48	1.60	1.46	0.74	(5.79)	2.66	1.29	1.43
Less distributions:
Distributions from net investment income	(0.07)	—	(0.21)	—	(0.10)	(0.22)	(0.01)	—	(0.07)	—	(0.04)	(0.12)
Distributions from net realized gains	—	—	(1.34)	—	—	—	—	—	(1.34)	—	—	—
Total distributions	(0.07)	—	(1.55)	—	(0.10)	(0.22)	(0.01)	—	(1.41)	—	(0.04)	(0.12)
Net asset value, end of year/period	$13.08	$11.52	$10.63	$18.29	$15.32	$13.94	$12.06	$10.61	$9.87	$17.07	$14.41	$13.16

Total return + #	14.20%	8.37%	(36.18)%	19.39%	10.58%	12.98%	13.80%	7.50%	(36.66)%	18.46%	9.78%	12.18%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$13,377	$13,958	$15,367	$21,174	$14,864	$12,106	$1,933	$1,712	$1,999	$3,349	$3,005	$3,463

Ratios of expenses to average net assets (including interest expense) (2):	1.39%	1.40%	1.28%	1.92%	2.11%	1.86%	2.14%	2.15%	2.03%	2.67%	2.86%	2.61%
Ratios of net investment income (loss) to average net assets:	0.97%	0.97%	0.96%	(0.08)%	(0.43)%	1.17%	0.27%	0.23%	0.15%	(0.87)%	(1.22)%	0.41%

Portfolio turnover rate (3)	24%	58%	64%	77%	113%	129%	24%	58%	64%	77%	113%	129%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(1)	Ratios of expenses to average net assets (excluding interest expense):	1.13%	1.13%

(2)	Ratios of expenses to average net assets (excluding interest expense):	1.37%	1.38%	2.13%	2.13%

(3)	Not annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2024	2023	2022	2021	2020	2019
	(Unaudited)

Net asset value, beginning of year/period	$15.86	$14.07	$21.10	$15.26	$15.51	$15.61
Income (loss) from investment operations:
Net investment income *	0.16	0.51	0.66	0.30	0.15	0.34
Net realized and unrealized gain (loss) !	3.06	1.89	(4.87)	5.70	(0.06)	0.62
Total income (loss) from investment operations	3.22	2.40	(4.21)	6.00	0.09	0.96
Less distributions:
Distributions from net investment income	(0.50)	(0.61)	(0.40)	(0.15)	(0.34)	(0.18)
Distributions from net realized gains	(0.16)	—	(2.42)	(0.01)	—	(0.88)
Total distributions	(0.66)	(0.61)	(2.82)	(0.16)	(0.34)	(1.06)
Net asset value, end of year/period	$18.42	$15.86	$14.07	$21.10	$15.26	$15.51

Total return + #	19.53%	17.35%	(23.01)%	39.45%	0.45%	7.08%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$123,137	$101,254	$111,570	$150,922	$96,239	$101,505

Ratios of expenses to average net assets (including interest expense) (1):	1.95%	2.00%	1.53%	1.92%	1.71%	1.43%
Ratios of net investment income to average net assets:	1.90%	3.15%	4.03%	1.47%	0.98%	2.28%

Portfolio turnover rate (3)	51%	62%	91%	131%	156%	100%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2024	2023	2022	2021	2020	2019	April 30, 2024	2023	2022	2021	2020	2019
	(Unaudited)						(Unaudited)

Net asset value, beginning of year/period	$15.70	$13.93	$20.92	$15.13	$15.38	$15.49	$14.56	$12.98	$19.66	$14.25	$14.55	$14.68
Income (loss) from investment operations:
Net investment income (loss)*	0.13	0.45	0.60	0.23	0.11	0.30	0.07	0.32	0.44	0.08	(0.02)	0.18
Net realized and unrealized gain (loss) !	3.04	1.89	(4.82)	5.68	(0.06)	0.61	2.82	1.75	(4.50)	5.34	(0.05)	0.59
Total income (loss) from investment operations	3.17	2.34	(4.22)	5.91	0.05	0.91	2.89	2.07	(4.06)	5.42	(0.07)	0.77
Less distributions:
Distributions from net investment income	(0.45)	(0.57)	(0.35)	(0.11)	(0.30)	(0.14)	(0.38)	(0.49)	(0.20)	—	(0.23)	(0.02)
Distributions from net realized gains	(0.16)	—	(2.42)	(0.01)	—	(0.88)	(0.16)	—	(2.42)	(0.01)	—	(0.88)
Total distributions	(0.61)	(0.57)	(2.77)	(0.12)	(0.30)	(1.02)	(0.54)	(0.49)	(2.62)	(0.01)	(0.23)	(0.90)
Net asset value, end of year/period	$18.26	$15.70	$13.93	$20.92	$15.13	$15.38	$16.91	$14.56	$12.98	$19.66	$14.25	$14.55

Total return + #	19.42%	17.00%	(23.23)%	39.15%	0.24%	6.78%	20.15%	16.16%	(23.78)%	38.04%	(0.55)%	6.03%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$14,741	$15,317	$18,638	$26,672	$20,938	$22,499	$4,237	$3,629	$3,936	$5,830	$4,754	$6,409

Ratios of expenses to average net assets (including interest expense) (2):	2.15%	2.25%	1.78%	2.17%	1.96%	1.68%	2.95%	3.00%	2.53%	2.92%	2.71%	2.43%
Ratios of net investment income (loss) to average net assets	1.44%	2.84%	3.70%	1.17%	0.71%	2.04%	0.88%	2.17%	2.89%	0.43%	(0.11)%	1.26%

Portfolio turnover rate (3)	51%	62%	91%	131%	156%	100%	51%	62%	91%	131%	156%	100%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2020 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(1)	Ratios of expenses to average net assets (excluding interest expense):	1.94%	1.99%

(2)	Ratios of expenses to average net assets (excluding interest expense):	2.14%	2.24%	2.94%	2.99%

(3)	Not annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Dynamic Macro Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2024	2023	2022	2021	2020		2019
	(Unaudited)

Net asset value, beginning of year/period	$10.80	$9.73	$11.22	$10.00	$10.08		$9.53
Income (loss) from investment operations:
Net investment income (loss) *	0.10	0.22	0.03	(0.14)	(0.00	)(a)	0.12
Net realized and unrealized gain (loss)	1.46	0.85	(1.52)	1.44	(0.08)		0.65
Total income (loss) from investment operations	1.56	1.07	(1.49)	1.30	(0.08)		0.77
Less distributions:
Distributions from net investment income	(0.18)	—	—	(0.08)	—		(0.17)
Distributions from net realized gains	(0.20)	—	—
Tax return of capital	—	—	—	—	—		(0.05)
Total distributions	(0.38)	—	—	(0.08)	—		(0.22)
Net asset value, end of year/period	$11.98	$10.80	$9.73	$11.22	$10.00		$10.08

Total return + #	14.70%	11.00%	(13.28)%	13.05%	(0.79)%		8.35%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$55,665	$35,892	$22,330	$21,043	$23,680		$32,074

Ratios of expenses to average net assets (including interest expense):	1.99%	1.97%	1.88%	2.06%	1.69%		1.54%
Ratios of net investment income (loss) to average net assets:	1.66%	2.11%	0.26%	(1.26)%	(0.02)%		1.29%
Portfolio turnover rate (1)	3%	118%	76%	12%	187%		28%

	Class A							Class C
	Six Months Ended	Year Ended October 31,						Six Months Ended	Year Ended October 31,
	April 30, 2024	2023	2022	2021	2020		2019	April 30, 2024	2023	2022	2021	2020	2019
	(Unaudited)							(Unaudited)

Net asset value, beginning of year/period	$10.65	$9.61	$11.11	$9.90	$10.00		$9.46	$9.90	$9.00	$10.49	$9.37	$9.55	$9.03
Income (loss) from investment operations:
Net investment income (loss) *	0.08	0.19	0.00 (a)	(0.16)	(0.03)		0.10	0.04	0.14	(0.07)	(0.23)	(0.10)	0.02
Net realized and unrealized gain (loss)	1.45	0.85	(1.50)	1.41	(0.07)		0.64	1.34	0.76	(1.42)	1.35	(0.08)	0.63
Total income (loss) from investment operations	1.53	1.04	(1.50)	1.25	(0.10)		0.74	1.38	0.90	(1.49)	1.12	(0.18)	0.65
Less distributions:
Distributions from net investment income	(0.16)	—	—	(0.04)	—		(0.15)	(0.11)	—	—	—	—	(0.08)
Distributions from net realized gains	(0.20)	—	—					(0.20)	—	—
Tax return of capital	—	—	—	—	—		(0.05)	—	—	—	—	—	(0.05)
Total distributions	(0.36)	—	—	(0.04)	—		(0.20)	(0.31)	—	—	—	—	(0.13)
Net asset value, end of year/period	$11.82	$10.65	$9.61	$11.11	$9.90		$10.00	$10.97	$9.90	$9.00	$10.49	$9.37	$9.55

Total return + #	14.61%	10.82%	(13.50)%	12.62%	(1.00)%		8.04%	14.14%	10.00%	(14.20)%	11.95%	(1.88)%	7.31%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$8,026	$6,866	$4,166	$4,030	$5,078		$7,713	$1,134	$946	$912	$1,146	$1,284	$1,927

Ratios of expenses to average net assets (including interest expense):	2.24%	2.22%	2.13%	2.31%	1.94%		1.79%	2.99%	2.97%	2.88%	3.06%	2.69%	2.54%
Ratios of net investment income (loss) to average net assets:	1.47%	1.85%	0.04%	(1.48)%	(0.26)%		1.03%	0.72%	1.44%	(0.68)%	(2.29)%	(1.04)%	0.20%
Portfolio turnover rate (1)	3%	118%	76%	12%	187%		28%	3%	118%	76%	12%	187%	28%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

(1)	No annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Long/Short Credit Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2024	2023	2022	2021	2020	2019
	(Unaudited)

Net asset value, beginning of year/period	$8.82	$9.08	$9.70	$9.55	$9.36	$9.19
Income (loss) from investment operations:
Net investment income*	0.20	0.37	0.19	0.06	0.13	0.24
Net realized and unrealized gain (loss)	0.00	(0.17)	(0.43)	0.32	0.26	0.24
Total income (loss) from investment operations	0.20	0.20	(0.24)	0.38	0.39	0.48
Less distributions:
Distributions from net investment income	(0.21)	(0.37)	(0.20)	(0.07)	(0.15)	(0.31)
Distributions from net realized gains	—	(0.09)	(0.18)	(0.16)	(0.05)	—
Total distributions	(0.21)	(0.46)	(0.38)	(0.23)	(0.20)	(0.31)
Net asset value, end of year/period	$8.81	$8.82	$9.08	$9.70	$9.55	$9.36

Total return + #	2.32%	2.27%	(2.57)%	4.00%	4.23%	5.31%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$177,383	$163,285	$206,875	$195,874	$110,215	$67,276

Ratios of expenses to average net assets (including interest expense) (2): ^	0.86%	0.87%	0.97%	1.82%	1.43%	1.24%
Ratios of net investment income to average net assets: ^	4.77%	4.16%	2.02%	0.67%	1.41%	2.60%

Portfolio turnover rate (1)	69%	222%	216%	343%	519%	426%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2024	2023	2022	2021	2020	2019	April 30, 2024	2023	2022	2021	2020	2019
	(Unaudited)						(Unaudited)

Net asset value, beginning of year/period	$8.79	$9.06	$9.68	$9.53	$9.33	$9.17	$8.42	$8.72	$9.34	$9.24	$9.08	$8.94
Income (loss) from investment operations:
Net investment income (loss)*	0.20	0.35	0.16	0.04	0.11	0.22	0.16	0.27	0.09	(0.03)	0.05	0.15
Net realized and unrealized gain (loss)	0.00	(0.18)	(0.43)	0.32	0.26	0.22	0.00	(0.18)	(0.41)	0.30	0.24	0.23
Total income (loss) from investment operations	0.20	0.17	(0.27)	0.36	0.37	0.44	0.16	0.09	(0.32)	0.27	0.29	0.38
Less distributions:
Distributions from net investment income	(0.20)	(0.35)	(0.17)	(0.05)	(0.12)	(0.28)	(0.18)	(0.30)	(0.12)	(0.01)	(0.08)	(0.24)
Distributions from net realized gains	—	(0.09)	(0.18)	(0.16)	(0.05)	—	—	(0.09)	(0.18)	(0.16)	(0.05)	—
Total distributions	(0.20)	(0.44)	(0.35)	(0.21)	(0.17)	(0.28)	(0.18)	(0.39)	(0.30)	(0.17)	(0.13)	(0.24)
Net asset value, end of year/period	$8.79	$8.79	$9.06	$9.68	$9.53	$9.33	$8.40	$8.42	$8.72	$9.34	$9.24	$9.08

Total return + #	2.31%	1.91%	(2.82)%	3.77%	4.09%	4.95%	1.94%	1.11%	(3.45)%	2.89%	3.24%	4.34%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$17,081	$22,312	$27,906	$29,040	$17,123	$11,087	$2,763	$2,891	$3,858	$4,518	$3,852	$4,077

Ratios of expenses to average net assets (including interest expense) (2): ^	1.08%	1.11%	1.22%	2.07%	1.68%	1.48%	1.86%	1.87%	1.98%	2.82%	2.43%	2.22%
Ratios of net investment income (loss) to average net assets: ^	4.52%	3.91%	1.75%	0.41%	1.21%	2.36%	3.76%	3.16%	1.01%	(0.37)%	0.53%	1.63%

Portfolio turnover rate (1)	69%	222%	216%	343%	519%	426%	69%	222%	216%	343%	519%	426%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2024	2023	2022	2021	2020	2019
	(Unaudited)

Net asset value, beginning of year/period	$29.20	$31.15	$32.18	$32.75	$33.88	$34.84
Income from investment operations:
Net investment income (loss)*	0.24	0.22	(0.45)	(0.28)	(0.21)	(0.13)
Net realized and unrealized gain	0.58	0.26	0.80	0.79	0.33	1.02
Total income from investment operations	0.82	0.48	0.35	0.51	0.12	0.89
Less distributions:
Distributions from net investment income	(1.25)	(0.41)	—	(0.71)	(0.30)	—
Distributions from net realized gains	—	—	(0.25)	—	—	—
Distributions from capital	—	(2.02)	(1.13)	(0.37)	(0.95)	(1.85)
Total distributions	(1.25)	(2.43)	(1.38)	(1.08)	(1.25)	(1.85)
Net asset value, end of year/period	$28.77	$29.20	$31.15	$32.18	$32.75	$33.88

Total return + #	2.80%	1.59%	1.11%	1.54%	0.37%	2.61%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$140,594	$141,405	$175,703	$219,703	$160,250	$183,319
Ratios of expenses to average net assets (including interest expense) (1): ^
Before waivers	1.37%	2.02%	2.52%	1.90%	1.81%	2.62%
After waivers	1.37%	2.02%	2.52%	1.90%	1.81%	2.62%
Dividends/borrowings on short sales	1.16%	0.38%	0.39%	0.81%	0.69%	1.24%
Ratios of net investment income (loss) to average net assets: ^
Before fee waivers	1.59%	0.72%	(1.41)%	(0.84)%	(0.62)%	(0.39)%
After fee waivers	1.59%	0.72%	(1.41)%	(0.84)%	(0.62)%	(0.39)%
Portfolio turnover rate (3)	55%	192%	221%	339%	605%	496%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2024	2023	2022	2021	2020	2019	April 30, 2024	2023	2022	2021	2020	2019

Net asset value, beginning of year/period	$27.66	$29.70	$30.83	$31.49	$32.71	$33.77	$19.59	$21.89	$23.26	$24.19	$25.60	$27.02
Income (loss) from investment operations:
Net investment income (loss)*	0.19	0.13	(0.46)	(0.44)	(0.30)	(0.21)	0.06	(0.05)	(0.52)	(0.55)	(0.43)	(0.36)
Net realized and unrealized gain	0.55	0.26	0.71	0.86	0.33	1.00	0.39	0.18	0.53	0.70	0.27	0.79
Total income (loss) from investment operations	0.74	0.39	0.25	0.42	0.03	0.79	0.45	0.13	0.01	0.15	(0.16)	0.43
Less distributions:
Distributions from net investment income	(1.25)	(0.41)	—	(0.71)	(0.30)	—	(1.25)	(0.41)	—	(0.71)	(0.30)	—
Distributions from net realized gains	—	—	(0.25)	—	—	—	—	—	(0.25)	—	—	—
Distributions from capital	—	(2.02)	(1.13)	(0.37)	(0.95)	(1.85)	—	(2.02)	(1.13)	(0.37)	(0.95)	(1.85)
Total distributions	(1.25)	(2.43)	(1.38)	(1.08)	(1.25)	(1.85)	(1.25)	(2.43)	(1.38)	(1.08)	(1.25)	(1.85)
Net asset value, end of year/period	$27.15	$27.66	$29.70	$30.83	$31.49	$32.71	$18.79	$19.59	$21.89	$23.26	$24.19	$25.60

Total return + #	2.67%	1.32%	0.83%	1.25%	0.10%	2.39%	2.28%	0.57%	0.05%	0.54%	(0.63)%	1.63%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$19,221	$23,339	$28,997	$33,155	$33,157	$42,052	$12,680	$13,030	$16,177	$19,311	$23,171	$33,913
Ratios of expenses to average net assets (including interest expense) (2): ^
Before waivers	1.61%	2.27%	2.77%	2.16%	2.06%	2.87%	2.37%	3.02%	3.52%	2.93%	2.81%	3.62%
After waivers	1.61%	2.27%	2.77%	2.16%	2.06%	2.87%	2.37%	3.02%	3.52%	2.93%	2.81%	3.62%
Dividends/borrowings on short sales	1.16%	0.38%	0.39%	0.81%	0.68%	1.24%	1.16%	0.38%	0.39%	0.81%	0.68%	1.23%
Ratios of net investment income (loss) to average net assets: ^
Before fee waivers	1.38%	0.47%	(1.53)%	(1.39)%	(0.94)%	(0.63)%	0.59%	(0.29)%	(2.32)%	(2.28)%	(1.74)%	(1.38)%
After fee waivers	1.38%	0.47%	(1.53)%	(1.39)%	(0.94)%	(0.63)%	0.59%	(0.29)%	(2.32)%	(2.28)%	(1.74)%	(1.38)%
Portfolio turnover rate (3)	55%	192%	221%	339%	605%	496%	55%	192%	221%	339%	605%	496%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	The amount of net investment income (loss) on investment per share for the year October 31, 2023, does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(1)	Ratios of expenses to average net assets (excluding dividends/borrowings on short sales):

Before fee waivers	0.20%	1.64%	2.13%	1.09%	1.13%	1.38%
After fee waivers	0.20%	1.64%	2.13%	1.09%	1.13%	1.38%

(2)	Ratios of expenses to average net assets (excluding dividends/borrowings on short sales):

Before fee waivers	0.45%	1.89%	2.38%	1.35%	1.38%	1.63%	1.21%	2.64%	3.13%	2.12%	2.12%	2.39%
After fee waivers	0.45%	1.89%	2.38%	1.35%	1.38%	1.63%	1.21%	2.64%	3.13%	2.12%	2.12%	2.39%

^	Annualized for periods less than one year.

(3)	Not annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2024	2023	2022	2021	2020	2019
	(Unaudited)

Net asset value, beginning of year/period	$11.01	$12.47	$21.36	$17.34	$18.68	$15.35
Income (loss) from investment operations:
Net investment income (loss) *	0.12	0.20	0.14	(0.02)	0.11	0.30
Net realized and unrealized gain (loss) !	1.57	(1.58)	(7.74)	5.52	(0.14)	3.32
Total income (loss) from investment operations	1.69	(1.38)	(7.60)	5.50	(0.03)	3.62
Less distributions:
Distributions from net investment income	(0.30)	(0.08)	—	—	(0.31)	(0.29)
Distributions from net realized gains	—	—	(1.29)	(1.48)	(1.00)	—
Total distributions	(0.30)	(0.08)	(1.29)	(1.48)	(1.31)	(0.29)
Net asset value, end of year/period	$12.40	$11.01	$12.47	$21.36	$17.34	$18.68

Total return + #	15.17%	(11.09)%	(37.75)%	32.81%	(0.02)%	24.16%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$39,877	$53,324	$64,414	$91,553	$53,647	$42,865

Ratios of expenses to average net assets (including interest expense) : ^	1.50%	1.07%	1.01%	1.37%	1.66%	1.15%
Ratios of net investment income (loss) to average net assets: ^	1.90%	1.64%	0.85%	(0.08)%	0.63%	1.81%

Portfolio turnover rate (1)	15%	73%	58%	59%	125%	63%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2024	2023	2022	2021	2020	2019	April 30, 2024	2023	2022	2021	2020	2019
	(Unaudited)						(Unaudited)

Net asset value, beginning of year/period	$11.06	$12.52	$21.48	$17.47	$18.81	$15.46	$10.01	$11.37	$19.78	$16.30	$17.69	$14.54
Income (loss) from investment operations:
Net investment income (loss) *	0.11	0.17	0.10	(0.07)	0.06	0.26	0.05	0.05	(0.03)	(0.20)	(0.06)	0.13
Net realized and unrealized gain (loss) !	1.57	(1.58)	(7.77)	5.56	(0.13)	3.35	1.43	(1.41)	(7.09)	5.16	(0.14)	3.17
Total income (loss) from investment operations	1.68	(1.41)	(7.67)	5.49	(0.07)	3.61	1.48	(1.36)	(7.12)	4.96	(0.20)	3.30
Less distributions:
Distributions from net investment income	(0.26)	(0.05)	—	—	(0.27)	(0.26)	(0.21)	—	—	—	(0.19)	(0.15)
Distributions from net realized gains	—	—	(1.29)	(1.48)	(1.00)	—	—	—	(1.29)	(1.48)	(1.00)	—
Total distributions	(0.26)	(0.05)	(1.29)	(1.48)	(1.27)	(0.26)	(0.21)	—	(1.29)	(1.48)	(1.19)	(0.15)
Net asset value, end of year/period	$12.48	$11.06	$12.52	$21.48	$17.47	$18.81	$11.28	$10.01	$11.37	$19.78	$16.30	$17.69

Total return + #	15.03%	(11.31)%	(37.87)%	32.48%	(0.28)%	23.81%	14.60%	(11.96)%	(38.38)%	31.50%	(1.08)%	22.97%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$4,517	$8,654	$9,449	$15,112	$11,196	$9,161	$1,871	$1,849	$2,544	$4,736	$2,998	$2,812

Ratios of expenses to average net assets (including interest expense) : ^	1.72%	1.32%	1.27%	1.62%	1.91%	1.40%	2.52%	2.07%	2.02%	2.37%	2.66%	2.15%
Ratios of net investment income (loss) to average net assets: ^	1.70%	1.38%	0.60%	(0.33)%	0.36%	1.56%	0.92%	0.63%	(0.19)%	(1.07)%	(0.36)%	0.79%

Portfolio turnover rate (1)	15%	73%	58%	59%	125%	63%	15%	73%	58%	59%	125%	63%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2020 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
Dunham U.S. Enhanced Market Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout the period.

	Class N		Class A		Class C

	Six Months Ended	Period Ended	Six Months Ended	Period Ended	Six Months Ended	Period Ended
	April 30, 2024	10/31/2023 *	April 30, 2024	10/31/2023 *	April 30, 2024	10/31/2023 *
	(Unaudited)		(Unaudited)		(Unaudited)

Net asset value, beginning of period	$13.88	$14.00	$13.86	$14.00	$13.81	$14.00
Income (loss) from investment operations:
Net investment income**	0.15	0.13	0.13	0.11	0.07	0.06
Net realized and unrealized gain (loss)	2.79	(0.25)	2.79	(0.25)	2.78	(0.25)
Total income (loss) from investment operations	2.94	(0.12)	2.92	(0.14)	2.85	(0.19)
Less distributions:
Distributions from net investment income	(0.18)	—	(0.16)	—	(0.10)	—
Total distributions	(0.18)	—	(0.16)	—	(0.10)	—
Net asset value, end of period	$16.64	$13.88	$16.62	$13.86	$16.56	$13.81

Total return +#	21.26%	(0.86)%	21.11%	(1.00)%	20.64%	(1.36)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$90,857	$68,742	$10,204	$10,295	$537	$304
Ratios of expenses to average net assets: ^	1.22%	1.41%	1.47%	1.66%	2.22%	2.41%
Ratios of net investment income to average net assets: ^	1.87%	1.82%	1.65%	1.54%	0.87%	0.84%
Portfolio turnover rate (1)	0%	0%	0%	0%	0%	0%

*	The Fund commenced operations on May 1, 2023

**	The net investment income per share data was determined using the average shares outstanding throughout the period.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

(1)	Not annualized for periods less than one year.

^	Annualized for periods less than one year.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes which are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2024

1.	ORGANIZATION

Each Dunham Fund (each, a “Fund” and collectively the “Funds”) is a series of shares of beneficial interest in the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Dunham Funds currently consist of fifteen funds: Dunham Corporate/Government Bond Fund; Dunham Floating Rate Bond Fund; Dunham High-Yield Bond Fund; Dunham International Opportunity Bond Fund; Dunham Large Cap Value Fund; Dunham Small Cap Value Fund; Dunham Focused Large Cap Growth Fund; Dunham Small Cap Growth Fund; Dunham Emerging Markets Stock Fund; Dunham International Stock Fund; Dunham Dynamic Macro Fund; Dunham Long/Short Credit Fund; Dunham Monthly Distribution Fund; Dunham Real Estate Stock Fund; and Dunham U.S. Enhanced Market Fund. With the exception of Dunham Focused Large Cap Growth Fund, Dunham Real Estate Stock Fund, and Dunham U.S. Enhanced Market Fund, the remaining Funds are diversified funds within the meaning of the 1940 Act.

Fund	Primary Objective
Dunham Corporate/Government Bond Fund (“Corporate/Government Bond”)	Current income and capital appreciation
Dunham Floating Rate Bond Fund (“Floating Rate Bond”)	High level of current income
Dunham High-Yield Bond Fund (“High-Yield Bond”)	High level of current income
Dunham International Opportunity Bond Fund (“International Opportunity Bond”)	High level of current income
Dunham Large Cap Value Fund (“Large Cap Value”)	Maximize total return from capital appreciation and dividends
Dunham Small Cap Value Fund (“Small Cap Value”)	Maximize total return from capital appreciation and income
Dunham Focused Large Cap Growth Fund (“Focused Large Cap Growth”)	Maximize capital appreciation
Dunham Small Cap Growth Fund (“Small Cap Growth”)	Maximize capital appreciation
Dunham Emerging Markets Stock Fund (“Emerging Markets Stock”)	Maximize capital appreciation
Dunham International Stock Fund (“International Stock”)	Maximize total return from capital appreciation and dividends
Dunham Dynamic Macro Fund (“Dynamic Macro”)	Maximize total return from capital appreciation and dividends
Dunham Long/Short Credit Fund (“Long/Short Credit”)	Maximize total return under varying market conditions through both current income and capital appreciation
Dunham Monthly Distribution Fund (“Monthly Distribution”)	Positive returns in rising and falling market environments
Dunham Real Estate Stock Fund (“Real Estate Stock”)	Maximize total return from capital appreciation and dividends
Dunham U.S. Enhanced Market Fund (“U.S. Enhanced Market”)	Maximize long-term capital appreciation

Currently, each Fund offers Class A, Class C and Class N shares. Each class represents an interest in the same assets of the applicable Fund with the only differences being that Class A shares are subject to a front-end sales charge and an annual distribution fee, Class C shares are subject to an annual service and distribution fee and Class N shares have a higher minimum investment amount. Investors that purchase $1,000,000 or more of Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. The Class C and Class N shares, with the exception of Floating Rate Bond, High-Yield Bond, International Opportunity Bond, Focused Large Cap Growth, Dynamic Macro, Monthly Distribution, and U.S. Enhanced Market commenced operations on December 10, 2004 and were formed as a result of tax-free conversions from common trusts. The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares. High-Yield Bond Class C and Class N shares commenced operations on July 1, 2005. The Class A shares for all Funds except Floating Rate Bond, International Opportunity Bond, Focused Large Cap Growth, Dynamic Macro, Monthly Distribution, and U.S. Enhanced Market commenced operations on January 3, 2007. Monthly Distribution’s Predecessor Fund’s Class A shares and Class C shares commenced operations on December 26, 2000. Monthly Distribution’s Class N shares commenced operations on September 29, 2008. Dynamic Macro commenced operations on April 30, 2010. Focused Large Cap Growth commenced operations on December 8, 2011. Floating Rate Bond and International Opportunity Bond commenced operations on November 1, 2013. U.S. Enhanced Market commenced operations on May 1, 2023.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2024

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If no sale price is reported, the mean between the current bid and ask price is used. If market quotations are not readily available, then securities will be valued using the “fair value” procedures approved by the Board of Trustees (the“Board”). The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”) based on the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). U.S. Government and Agency securities are valued at the mean between the most recent bid and ask prices. Short-term debt instruments with a remaining maturity of more than 60 days, Debt securities including Bank Loans (other than short-term obligations) are valued each day by an independent pricing service elected by Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) and approved by the Board using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and ask prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and ask prices may be used. Short-term debt securities with a remaining maturity of 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

The Funds may invest in portfolios of open-end, closed-end investment companies and Exchange Traded Funds (“ETFs”) (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by a Fund will not change.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and ask price.

Futures and future options are valued daily at the final settled price or, in the absence of a settled price, at the mean between the current bid and ask prices on the day of valuation.

Swap transactions are valued through an independent pricing service. Total return swaps on securities listed on an exchange shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices.

Trading in securities on Far East securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (“NYSE”) is open). In addition, Far East securities trading generally, or in a particular country or countries, may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s NAV is not calculated. Each Fund calculates the NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in a Fund’s NAV. However, management may determine that such developments are so significant that they will materially affect the value of a Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Both Emerging Markets Stock and International Stock utilize fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Securities for which current market quotations are not readily available, or for which quotations are not deemed to be representative of market values, will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser as its Valuation Designee based on the Trust’s Procedures. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2024

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2024 for the Funds’ assets and liabilities measured at fair value:

Corporate/Government Bond

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$12,418	$—	$—	$12,418
Asset Backed Securities *	—	51,197,855	—	51,197,855
Corporate Bonds *	—	53,224,855	—	53,224,855
Municipal Bonds *	—	401,817	—	401,817
Non U.S. Government & Agencies	—	2,955,302	—	2,955,302
Term Loans *	—	10,837,286	—	10,837,286
U.S. Government & Agencies	—	39,768,560	—	39,768,560
Short-Term Investment	3,921,595	—	—	3,921,595
Total	$3,934,013	$158,385,675	$—	$162,319,688
Collateral for Securities Loaned (a)				3,054,056
Total Assets				$165,373,744

Floating Rate Bond

Assets	Level 1	Level 2	Level 3	Total
Asset Backed Securities	—	12,904,590	—	12,904,590
Corporate Bonds *	—	9,270,568	—	9,270,568
Term Loans *	—	94,727,813	0	94,727,813
Rights	—	14,294	—	14,294
Warrants	—	27,947	—	27,947
Short-Term Investment	3,893,667	—	—	3,893,667
Total	$3,893,667	$116,945,212	$0	$120,838,879
Collateral for Securities Loaned (a)				3,562,248
Total Assets				$124,401,127

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2024

High-Yield Bond

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$—	$—	$1,752,550	$1,752,550
Corporate Bonds *	—	154,722,615	—	154,722,615
Short-Term Investment	609,634	—	—	609,634
Total	$609,634	$154,722,615	$1,752,550	$157,084,799
Collateral for Securities Loaned (a)				36,283,870
Total Assets				$193,368,669

International Opportunity Bond

Assets	Level 1	Level 2	Level 3	Total
Asset Backed Securities *	$—	$10,964	$—	$10,964
Corporate Bonds *	—	42,673,035	—	42,673,035
Non U.S. Government & Agencies *	—	17,505,712	—	17,505,712
Short-Term Investment	1,677,064	—	—	1,677,064
Total	$1,677,064	$60,189,711	$—	$61,866,775
Collateral for Securities Loaned (a)				315,470
Total Assets				$62,182,245
Assets - Derivatives
Futures Contracts	$185,947	$—	$—	$185,947
Forward Foreign Currency Exchange
Contracts	—	54,856	—	54,856
Total Asset Derivatives	$185,947	$54,856	$—	$240,803
Liabilities - Derivatives
Futures Contracts	$299,332	$—	$—	$299,332
Forward Foreign Currency Exchange
Contracts	—	90,860	—	90,860
Swap Contract	—	81,244	—	81,244
Total Liability Derivatives	$299,332	$172,104	$—	$471,436

Large Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$148,994,389	$—	$—	$148,994,389
Short-Term Investments	3,351,243	—	—	3,351,243
Total	$152,345,632	$—	$—	$152,345,632
Collateral for Securities Loaned (a)				6,306,761
Total Assets				$158,652,393

Small Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$76,513,113	$—	$—	$76,513,113
Short-Term Investments	4,356,298	—	—	4,356,298
Total Assets	$80,869,411	$—	$—	$80,869,411

Focused Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$181,236,299	$—	$—	$181,236,299
Short-Term Investment	3,487,243	—	—	3,487,243
Total	$184,723,542	$—	$—	$184,723,542
Collateral for Securities Loaned (a)				7,315,177
Total Assets				$192,038,719

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2024

Small Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$74,345,896	$—	$—	$74,345,896
Short-Term Investment	2,948,914	—	—	2,948,914
Total	$77,294,810	$—	$—	$77,294,810
Collateral for Securities Loaned (a)				26,187,377
Total Assets				$103,482,187

Emerging Markets

Assets	Level 1	Level 2	Level 3	Total
Closed End Fund
Equity	$—	$991,497	$—	$991,497
Total Closed End Fund	—	991,497	—	991,497
Common Stocks
Apparel & Textile Products	$—	$1,462,579	$—	$1,462,579
Automotive	—	4,694,662	—	4,694,662
Banking	2,081,436	14,708,762	—	16,790,198
Beverages	884,436	4,405,405	—	5,289,841
E-Commerce Discretionary	—	1,547,326	—	1,547,326
Electric Utilities	1,126,413	2,449,647	—	3,576,060
Electrical Equipment	—	784,428	—	784,428
Engineering & Construction	—	2,169,384	—	2,169,384
Entertainment Content	—	646,499	—	646,499
Food	—	350,368	—	350,368
Health Care Facilities & Services	—	2,951,289	—	2,951,289
Home & Office Products	—	428,952	—	428,952
Insurance	—	1,905,823	—	1,905,823
Internet Media & Services	2,707,386	4,831,516	—	7,538,902
Leisure Facilities & Services	1,848,019	3,047,558	—	4,895,577
Medical Equipment & Devices	—	995,159	—	995,159
Metals & Mining	—	1,202,595		1,202,595
Oil & Gas Producers	1,922,701	3,743,773	0	5,666,474
Real Estate Owners & Developers	—	1,056,097	—	1,056,097
Retail - Consumer Staples	1,760,908	—	0	1,760,908
Retail - Discretionary	—	832,371	—	832,371
Semiconductors	727,902	17,352,008	—	18,079,910
Technology Hardware	—	12,975,530	—	12,975,530
Technology Services	1,710,876	—	—	1,710,876
Telecommunications	—	3,452,647	—	3,452,647
Transportation & Logistics	—	2,027,011	—	2,027,011
Total Common Stocks	14,770,077	90,021,389	—	104,791,466
Preferred Stocks
Automotive	$—	$793,267	$—	$793,267
Technology Hardware	—	1,891,821	—	1,891,821
Total Preferred Stock	—	2,685,088	—	2,685,088
Short-Term Investments	3,075,820	—	—	3,075,820
Total	$17,845,897	$93,697,974	$—	$111,543,871
Collateral for Securities Loaned (a)				743,074
Total Assets				$112,286,945

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2024

International Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$—	$50,228	$—	$50,228
Apparel & Textile Products	29,080	—	—	29,080
Asset Management	1,952,264	872,885	—	2,825,149
Automotive	1,211,559	10,048,950	—	11,260,509
Banking	12,340,413	20,033,196	0	32,373,609
Biotech & Pharma	1,175,363	5,061,956	—	6,237,319
Chemicals	—	458,802	0	458,802
Commercial Support Services	—	32,079	—	32,079
Construction Materials	519,101	1,229,604	—	1,748,705
Diversifier Industrials	—	1,689,903	—	1,689,903
E-Commerce Discretionary	1,195,719	—	—	1,195,719
Electric Utilities	—	2,395,998	—	2,395,998
Electrical Equipment	—	1,774,142	—	1,774,142
Engineering & Construction	1	1,541,446	—	1,541,447
Entertainment Content	—	30,093	—	30,093
Food	—	607,602	—	607,602
Gas & Water Utilities	—	47,098	—	47,098
Home & Office Products	5	598,195	—	598,200
Home Construction	—	49,464	—	49,464
Industrial Support Services	—	347,129	—	347,129
Institutional Financial Services	—	1,994,460	—	1,994,460
Insurance	—	8,013,586	—	8,013,586
Leisure Facilities & Services	—	10,386	—	10,386
Machinery	—	1,214,284	—	1,214,284
Medical Equipment & Devices	—	311,082	—	311,082
Metals & Mining	1,585,378	4,167,838	0	5,753,216
Oil & Gas Producers	6,660,262	8,484,076	0	15,144,338
Oil & Gas Service & Equipment	—	704,962	—	704,962
Retail - Consumer Staples	—	65,566	—	65,566
Retail - Discretionary	323,313	127,888	—	451,201
Semiconductors	1,055,689	8,602,743	—	9,658,432
Software	1,153,999	1,310,923	—	2,464,922
Specialty Finance	90,996	1,590,610	—	1,681,606
Steel	511,304	74,214	—	585,518
Technology Hardware	—	6,933,243	—	6,933,243
Technology Services	789,613	2,196,026	—	2,985,639
Telecommunications	229,787	3,943,764	—	4,173,551
Transportation & Logistics	517,617	2,672,063	—	3,189,680
Transportation Equipment	—	468,301	—	468,301
Wholesale - Consumer Staples	—	691,288	—	691,288
Wholesale Discretionary	—	1,379,711	—	1,379,711
Total Common Stocks	31,341,463	101,825,784	—	133,167,247
Exchange Traded Funds	713,229	—	—	713,229
Preferred Stocks
Automotive	—	2,224,579	—	2,224,579
Banking	336,121	—	—	336,121
Institutional Financial Services	—	289,971	—	289,971
Insurance	—	563,779	—	563,779
Oil & Gas Producers	2,509,097	—	—	2,509,097
Technology Hardware	—	914,424	—	914,424
Total Preferred Stocks	2,845,218	3,992,753	—	6,837,971
Short-Term Investments	720	—	—	720
Total	$34,900,630	$105,818,537	$—	$140,719,167
Collateral for Securities Loaned (a)				10,915,758
Total Assets				$151,634,925

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2024

Dynamic Macro

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds *	$19,626,114	$—	$—	$19,626,114
Corporate Bonds *	—	2,508,598	—	2,508,598
Non U.S. Government & Agencies	—	941,192	—	941,192
U.S. Government & Agencies	—	33,997,274	—	33,997,274
Short-Term Investments	4,052,348	1,490,554	—	5,542,902
Total Assets	$23,678,462	$38,937,618	$—	$62,616,080
Assets - Derivatives
Futures Contracts	$691,389	$—	$—	$691,389
Foreign Currency Exchange Contracts	—	183,438	—	183,438
Total Asset Derivatives	$691,389	$183,438	$—	$874,827
Liabilities - Derivatives
Futures Contracts	$(61,954)	$—	$—	$(61,954)
Total Liability Derivatives	$(61,954)	$—	$—	$(61,954)

Long/Short Credit

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$—	$—	$5,700	$5,700
Corporate Bonds *	—	101,520,125	—	101,520,125
U.S. Government & Agencies	—	88,442,178	—	88,442,178
Short-Term Investment	6,559,003	—	—	6,559,003
Total	$6,559,003	$189,962,303	$5,700	$196,527,006
Assets - Derivatives
Futures Contracts	$1,272,402	$—	$—	$1,272,402
Credit Default Swap Contracts	—	215,378	—	215,378
Total Return Swap Contracts	—	45,770	—	45,770
Total Asset Derivatives	$1,272,402	$261,148	$—	$1,533,550
Liabilities - Derivatives
Credit Default Swap Contracts	$—	$331,351	$—	$331,351
Total Liability Derivatives	$—	$331,351	$—	$331,351

Monthly Distribution

Assets	Level 1	Level 2	Level 3	Total
Closed-End Fund	$—	$—	$5,801,638	$5,801,638
Common Stocks *	123,800,701	—	72,063	123,872,764
Rights	—	—	1,160,849	1,160,849
Short-Term Investment	11,687,208	—	—	11,687,208
Total	$135,487,909	$—	$7,034,550	$142,522,459
Collateral for Securities Loaned (a)				8,410,871
Total Assets				$150,933,330
Liabilities
Securities Sold Short	$75,610,902	$—	$—	$75,610,902
Total Liabilities	$75,610,902	$—	$—	$75,610,902
Assets - Derivatives
Forward Foreign Currency Exchange Contracts	$—	$1,114,777	$—	$1,114,777
Total Asset Derivatives	$—	$1,114,777	$—	$1,114,777
Liabilities - Derivatives
Forward Foreign Currency Exchange Contracts	$—	$550,193	$—	$550,193
Total Liability Derivatives	$—	$550,193	$—	$550,193

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2024

Real Estate Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$15,341,795	$—	$—	$15,341,795
REITs *	31,079,175	—	—	31,079,175
Short-Term Investment	—	—	—	—
Total	$46,420,970	$—	$—	$46,420,970
Collateral for Securities Loaned (a)				13,485,006
Total Assets				$59,905,976

U.S. Enhanced Market

Assets	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$13,780,625	$—	$13,780,625
Short-Term Investments	7,547,974	39,886,551	—	47,434,525
Purchased Options	—	40,795,949	—	40,795,949
Total Assets	$7,547,974	$94,463,125	$—	$102,011,099
Liabilities - Derivatives
Futures Contracts	$(1,419,265)	$—	$—	$(1,419,265)
Total Liability Derivatives	$(1,419,265)	$—	$—	$(1,419,265)

*	See each Fund’s Schedule of Investments for breakdown by industry.

(a)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been classified in the fair value hierarchy. The fair value amount presented in this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

The following is a reconciliation for the Funds for which Level 3 inputs were used in determining value:

	Beginning		Change in					Net
	balance	Total	unrealized				Net	transfers	Ending
	October 31,	realized	appreciation/		Net		transfers	(out) of	balance
	2023	gain/(loss)	(depreciation)	Conversion	Purchases	Net Sales	into Level 3	Level 3	April 30, 2024
Floating Rate Bond
Term Loans	$—	$—	$—	$—	$—	$—	$—	$—	$—

High-Yield Bond
Common Stock	3,189,000	1,666,251	(3,102,701)	—	—	—	—	—	1,752,550

Emerging Markets
Magnit PJSC	—	—	—	—	—	—	—	—	—
Gazprom PJSC	—	—	—	—	—	—	—	—	—

International Stock
Sberbank of Russia PJSC	—	—	—	—	—	—	—	—	—
PhosAgro PJSC	—	—	—	—	—	—	—	—	—
Tatneft PJSC	—	—	—	—	—	—	—	—	—
Gazprom PJSC	—	—	—	—	—	—	—	—	—
LUKOIL PJSC	—	—	—	—	—	—	—	—	—
Rosneft Oil Company PJSC	—	—	—	—	—	—	—	—	—
VTB Bank PJSC	—	—	—	—	—	—	—	—	—
MMC Norilsk Nickel PJSC	—	—	—	—	—	—	—	—	—
Gazprom PJSC - ADR	—	—	—	—	—	—	—	—	—

Long/Short Credit
Common Stock	5,700	—	—	—	—	—	—	—	5,700
Preferred Stock	—	—	—	—	—	—	—	—	—

Monthly Distribution
Closed End Fund	5,678,199		123,439	—	—	—	—	—	5,801,638
Common Stock	142,532	—	(72,069)	—	—	—	—	—	70,463
Rights	1,125,615	—	(43,556)	—	17,617	—	—	—	1,099,676

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2024

Quantitative disclosures of unobservable inputs and assumptions used by High-Yield Bond, Long/Short Credit, Monthly Distribution, Emerging Markets Stock and International Stock are below:

Investments in Securities:					Impact to valuation
				Input	from an increase
	Fair Value	Valuation Techniques	Unobservable Input	Range	in input
Floating Rate Bond
Term Loans
Texas Competitive Electric Holdings Company	$—	Market Approach	Discount for lack of marketability (DLOM)	100%	NA
Paragon Offshore Finance Company	—	Market Approach	Discount for lack of marketability (DLOM)	100%	NA
Total Fair Value Securities	$—

High-Yield Bond
Common Stock

Hi-Crush	$1,752,550	Prior Transaction Analysis (a)	Remaining equity from reorganization	100%	NA
Total Fair Value Securities	$1,752,550

(a) During the period ended April 30, 2024 the Fund changes its valuation technique from a market comparable companies to a prior transaction approach.

Emerging Markets
Common Stock
Magnit PJSC	$—	Market Approach	Discount for lack of marketability (DLOM)	100%	NA
Gazprom PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%	NA
Total Fair Value Securities	$—

International Stock
Common Stock
Sberbank of Russia PJSC	$—	Market Approach	Discount for lack of marketability (DLOM)	100%	NA
PhosAgro PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%	NA
Tatneft PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%	NA
Gazprom PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%	NA
LUKOIL PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%	NA
Rosneft Oil Company PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%	NA
VTB Bank PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%	NA
MMC Norilsk Nickel PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%	NA
Gazprom PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%	NA
Total Fair Value Securities	$—

Long/Short Credit
Common Stock
NII Holdings, Inc.	$5,700	Broker Quote	Indicative Value	$0.57	Increase
Total Fair Value Securities	$5,700
Monthly Distribution
Closed End Fund
Altaba, Inc.	5,801,638	Broker Quote	Indicative Value	$2.30	Increase
Common Stock
NII Holdings, Inc.	72,063	Broker Quote	Indicative Value	$0.35	Increase
Pershing Tontine Holdings, Ltd.	—	Broker Quote	Indicative Value	$0.15	Increase
Rights
ABIOMED, Inc. - CVR	61,173	Broker Quote	Indicative Value	$1.75	Increase
Pershing Sqare Sparc Holdings Ltd.	35,234	Broker Quote	Indicative Value	$2.00	Increase
Resolute Forest Products, Inc. - CVR	$1,064,442	Broker Quote	Indicative Value	$2.00	Increase
Total Fair Value Securities	$7,034,550

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rates at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received and are included with the net realized and unrealized gain or loss on investment securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2024

c. Forward Foreign Currency Exchange Contracts – As foreign securities are purchased, a Fund generally enters into forward foreign currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward foreign currency exchange contracts as an investment strategy consistent with that Fund’s investment objective. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and forward foreign currency exchange contracts in the Statements of Operations.

d. Options – Dynamic Macro, Monthly Distribution, and U.S. Enhanced Market are subject to stock market risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by that Fund as a liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished. Any such gain or loss generally is a short -term capital gain or loss for federal income tax purposes. If a call option that a Fund has written on any equity security is exercised, that Fund will realize a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option. When a Fund writes a put option, that Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

A Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in that Fund’s portfolio. If such a decline occurs, the put options will permit that Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by that Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to that Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to that Fund, the benefits realized by that Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.

e. Cash – The Funds consider their investments in an FDIC insured interest bearing savings account to be cash. The Funds may maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

f. Swap Agreements – International Opportunity Bond, Long/Short Credit and Monthly Distribution may enter into interest rate, index, total return, credit default and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund has invested directly in an instrument that yielded that desired return. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.

g. Swaps Risk. The Fund may use swaps to enhance returns and manage risk. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2024

positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

h. Futures Contracts – International Opportunity Bond, Dynamic Macro, Long/Short Credit, and U.S. Enhanced Market are subject to equity risk, interest rate risk and forward currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, and foreign exchange rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

i. Short Sales – The Funds may sell a security that it does not own in anticipation of a decline in the fair value of that security. When the Company sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Company sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Company is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Company’s borrowing agreements with broker-dealers are not subject to master netting or similar agreements or collateral agreements.

j. Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations – The following is a summary of the location of derivative investments of each Fund in the Statement of Assets and Liabilities as of April 30, 2024:

Location on the Statements of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity	Investments in securities	Option contracts written
Interest Rate/Credit Risk Contracts	Unrealized appreciation on futures	Unrealized depreciation on futures
	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of April 30, 2024:

Asset Derivatives Investment Value
	Equity	Currency	Interest Rate	Credit Risk	Total at
	Contracts	Contracts	Contracts	Contracts	April 30, 2024
International Opportunity Bond
Forward Foreign Currency Exchange Contracts	$—	$54,856	$—	$—	$54,856
Futures Contracts	—	—	185,947	—	185,947
Dynamic Macro
Futures Contracts	$517,003	$—	$174,386	$—	$691,389
Forward Foreign Currency Exchange Contracts	—	183,438	—	—	183,438
Long/Short Credit
Futures Contracts	$—	$—	$1,272,402	$—	$1,272,402
Credit Default Swap Contracts	—	—	—	215,378	215,378
Total Return Swap Contracts	45,770	—	—	—	45,770
Monthly Distribution
Forward Foreign Currency Exchange Contracts	$—	$1,118,928	$—	$—	$1,118,928
U.S. Enhanced Market Flex Options	$40,795,949	$—	$—	$—	$40,795,949

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2024

Liability Derivatives Investment Value
	Equity	Currency	Interest Rate	Credit Risk	Total at
	Contracts	Contracts	Contracts	Contracts	April 30, 2024
International Opportunity Bond
Forward Foreign Currency Exchange Contracts	$—	$90,860	$—	$—	$90,860
Futures Contracts	—	—	299,332	—	299,332
Credit Default Swap Contract	—	—	—	81,244	81,244
Dynamic Macro
Forward Foreign Currency Contracts	$—	$—	$—	$—	$—
Futures Contracts	59,035	—	2,919	—	61,954
Long/Short Credit
Credit Default Swap Contracts	$—	$—	$—	$331,351	$331,351
Monthly Distribution
Forward Foreign Currency Exchange Contracts	$—	$554,344	$—	$—	$554,344
U.S. Enhanced Market Futures Contracts	$335,437	$—	$1,083,828	$—	$1,419,265

The following is a summary of the location of derivative investments of each Fund in the Statements of Operations for the six months April 30, 2024.

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/ Interest Rate/Credit Risk Contracts	Net realized gain (loss) from: Futures, Purchased options, Written options, Swap contracts, Forward foreign currency exchange contracts

Net change in unrealized appreciation (depreciation) on: Futures , Purchased options, Written options, Swap contracts, and Forward foreign currency exchange contracts

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the six months ended April 30, 2024:

Realized gain (loss) on derivatives recognized in the Statements of Operations
	Equity	Currency	Interest Rate	Credit Risk	Total at
Derivative Investment type	Contracts	Contracts	Contracts	Contracts	April 30, 2024
International Opportunity Bond
Futures Contracts	$—	$—	$137,522	$—	$137,522
Forward Foreign Currency Exchange Contracts	—	(112,081)	—	—	(112,081)
Credit Default Swap Contracts	—	—	—	(291,340)	(291,340)
Small Cap Value
Forward Foreign Currency Contracts	$—	$(1,375)	$—	$—	$(1,375)
Dynamic Macro
Forward Foreign Currency Contracts	$—	$(7,808)	$—	$—	$(7,808)
Futures Contracts	2,380,752	—	43,526	—	2,424,278
Long/Short Credit
Futures Contracts	$—	$—	$560,420	$—	$560,420
Credit Default Swap Contracts	—	—	—	(2,143,586)	(2,143,586)
Total Return Swap Contracts	(1,015,580)	—	—	—	(1,015,580)
Monthly Distribution
Forward Foreign Currency Exchange Contracts	$—	$550,050	$—	$—	$550,050
Purchased Options	(61,361)	—	—	—	(61,361)
Written Options	(23,923)	—	—	—	(23,923)
U.S. Enhanced Market
Futures Contracts	$1,314,514	$—	$(437,033)	$—	$877,481

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2024

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statements of Operations

	Equity	Currency	Interest Rate	Credit Risk	Total at
Derivative Investment type	Contracts	Contracts	Contracts	Contracts	April 30, 2024
International Opportunity Bond
Futures Contracts	$—	$—	$45,273	$—	$45,273
Credit Default Swap Contracts	—	—	—	(15,440)	(15,440)
Forward Foreign Currency Exchange Contracts	—	13,929	—	—	13,929
Dynamic Macro
Forward Foreign Currency Contracts	$—	$37,825	$—	$—	$37,825
Futures Contracts	919,812	—	126,317	—	1,046,129
Long/Short Credit
Futures Contracts	$—	$—	$(1,069,158)	—	$(1,069,158)
Credit Default Swap Contracts	—	—	—	367,031	367,031
Total Return Swap Contracts	(195,295)	—	—	—	(195,295)
Monthly Distribution
Forward Foreign Currency Exchange Contracts	$—	$127,797	$—	$—	$127,797
Written Options	(457,136)	—	—	—	(457,136)
U.S. Enhanced Market
Futures Contracts	$843,402	$—	$(652,385)	$—	$191,017
Purchased Options	14,817,619	—	—	—	14,817,619

The average notional value of the derivative instruments for the six months ended April 30, 2024 based on quarter end positions is disclosed below:

Average Notional Value
	Long	Short	Purchased	Written	Total Return	Credit Default	Credit Default	Forward Foreign
	Futures	Futures	Options	Options	Swaps - Long	Swaps - Long	Swaps - Short	Currency Contracts
International Opportunity Bond	$19,617,178	$9,541,088	$—	$—	$—	$4,635,000	$—	27,297,766
Dynamic Macro	26,544,734	20,202,578	—	—	—	—	—	7,526,136
Long/Short Credit	—	32,708,094	—	—	14,000,000	73,415,000	12,000,000	—
Monthly Distribution (1)	—	—	—	1,124,193	—	—	—	37,581,607
U.S. Enhanced Market	88,080,090	—	105,550,000	—	—	—	—	—

(1)	Monthly Distribution held purchased options during the period but not at quarter end.

k. Offsetting of Financial Assets & Liabilities and Derivative Assets & Liabilities – International Opportunity Bond, Dynamic Macro, Long/Short Credit, and Monthly Distribution policies are to recognize a gross asset or liability equal to the unrealized amounts on forward foreign currency exchange contracts, swaps and written options. The futures held by the Funds are not subject to offsetting. The following table shows additional information regarding the offsetting of assets and liabilities at April 30, 2024.

International Opportunity Bond
					Gross Amounts Not Offset in the
					Statements of Assets &
Assets:					Liabilities
			Amounts
		Gross	Offset in the	Net Amounts of
		Amounts of	Statements of	Assets Presented in		Cash
		Recognized	Assets &	the Statements of	Financial	Collateral
Description	Counterparty	Assets	Liabilities	Assets & Liabilities	Instruments	Received (1)	Net Amount
Forward Foreign Currency Exchange Contracts	Barclays	$1,112	$—	$1,112	$(1,112)		$—
	Citi Capital Markets	9,628	—	9,628	(9,628)	—	—
	JP Morgan Chase	44,116	—	44,116	(44,116)	—	—
Total		$54,856	$—	$54,856	$(54,856)	$—	$—

					Gross Amounts Not Offset in the
					Statements of Assets &
Liabilities:					Liabilities
			Gross
			Amounts
		Gross	Offset in the	Net Amounts of
		Amounts of	Statements of	Liabilities Presented		Cash
		Recognized	Assets &	in the Statements of	Financial	Collateral
Description	Counterparty	Liabilities	Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Forward Foreign Currency Exchange Contracts	Barclays	$(2,527)	$—	$(2,527)	$1,112	$—	$(1,415)
	Citi Capital Markets	(14,714)	—	(14,714)	9,628	—	(5,086)
	JP Morgan Chase	(73,619)	—	(73,619)	44,116	—	(29,503)
Credit Default Swap	Citibank	(81,244)	—	(81,244)	81,244	—	—
Total		$(172,104)	$—	$(172,104)	$136,100	$—	$(36,004)

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2024

Dynamic Macro
Gross Amounts Not Offset in the
Statements of Assets &
Assets:					Liabilities
		Gross	Gross Amounts	Net Amounts of
		Amounts of	Offset in the	Assets Presented in		Cash
		Recognized	Statements of	the Statements of	Financial	Collateral
Description	Counterparty	Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Received (1)	Net Amount
Forward Foreign Exchange Contracts	US Bank	$183,438	$—	$183,438	$—	$—	$183,438
Total		$183,438	$—	$183,438	$—	$—	$183,438

Gross Amounts Not Offset in the
Liabilities:					Statements of Assets &
		Gross	Gross Amounts	Net Amounts of
		Amounts of	Offset in the	Liabilities Presented		Cash
		Recognized	Statements of	in the Statements of	Financial	Collateral
Description	Counterparty	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Forward Foreign Exchange Contracts	US Bank	$—	$—	$—	$—	$—	$—
Total		$—	$—	$—	$—	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

Long/Short Credit

					Gross Amounts Not Offset in the
Assets:					Statements of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts of	Offset in the	Assets Presented in
		Recognized	Statements of	the Statements of	Financial	Cash Collateral
Description	Counterparty	Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Credit Default Swaps	Barclays	$161,328	$—	$161,328	$(161,328)	$—	$—
Credit Default Swaps	HSBC	54,050	—	54,050	(54,050)	—	—
Total Return Swap	Goldman Sachs	45,770	—	45,770	—	—	45,770
Total		$261,148	$—	$261,148	$(215,378)	$—	$45,770

					Gross Amounts Not Offset in the
Liabilities:					Statements of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts of	Offset in the	Liabilities Presented
		Recognized	Statements of	in the Statements of	Financial	Cash Collateral
Description	Counterparty	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments (1)	Pledged(1)	Net Amount
Credit Default Swaps	Barclays	$(312,125)	$—	$(312,125)	$215,378	$—	$(96,747)
Credit Default Swaps	HSBC	(19,226)	—	(19,226)	—	—	(19,226)
Total		$(331,351)	$—	$(331,351)	$215,378	$—	$(115,973)

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2024

Monthly Distribution Fund
Gross Amounts Not Offset in the
Statements of Assets &
Assets:					Liabilities
Gross
Amounts
		Gross	Offset in the	Net Amounts of
		Amounts of	Statements of	Assets Presented in		Cash
		Recognized	Assets &	the Statements of	Financial	Collateral
Description	Counterparty	Assets	Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Forward Foreign Currency Exchange Contracts	US Bank	$1,118,928	$—	$1,118,928	$(554,344)	$—	$564,584
Total		$1,118,928	$—	$1,118,928	$(554,344)	$—	$564,584

Gross Amounts Not Offset in the
Statements of Assets &
Liabilities:					Liabilities
Gross
		Gross	Amounts	Net Amounts of
		Amounts of	Offset in the	Liabilities Presented		Cash
		Recognized	Statements of	in the Statements of	Financial	Collateral
Description	Counterparty	Liabilities	Assets &	Assets & Liabilities	Instruments (1)	Pledged	Net Amount
Forward Foreign Currency Exchange Contracts	US Bank	$(554,344)	$—	$(554,344)	$554,344	$—	$—
Total		$(554,344)	$—	$(554,344)	$554,344	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

l. Deposits with Broker for Futures, Options and Swaps

Fund	Derivative Type	Broker	Deposit with Broker
International Opportunity Bond	Swaps	Citibank	$340,714
	Futures	Barclays	640,065
Dynamic Macro	Futures	Morgan Stanley	1,300,192
Monthly Distribution	Securities Sold Short	JP Morgan	106,072,829
U.S. Enhanced Market	Futures	SG Americas Securities, LLC	1,034,398

m. Exchanged Traded Funds – The Funds may invest in ETFs. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

n. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income less foreign tax withholding (if any), and expense is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date that the respective Fund, using reasonable diligence, becomes aware of such dividends and foreign tax withholding (If any). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class. The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long -term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2024

o. Foreign Capital Gains Taxes — Foreign Capital Gains taxes are generally based on either income or gains earned or repatriated cash. Foreign Capital Gains tax is provided in accordance with the Funds’ understanding of applicable country’s tax using a tax service in that country. Each Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains earned. The Trust is monitoring and recording accrued foreign capital gains tax on appreciated securities of $1,074,633 as of April 30, 2024, on Emerging Markets as shown on the Statement of Assets and Liabilities. For the six months ended April 30, 2024, Emerging Markets recorded net change in unrealized depreciation on Accrued Foreign Capital Gains Tax on Appreciated Securities of $444,017 as shown on the Statement of Operations.

p. Foreign Tax Reclaims —The Funds are subject to foreign withholding tax imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Funds may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. The Funds will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history.

q. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of 2021 to 2023 and expected to be taken in tax year 2024 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Funds identify their major tax jurisdiction as U.S. Federal and California. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

r. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually except for Corporate/Government Bond, Floating Rate Bond, High-Yield Bond, International Opportunity Bond, Long/Short Credit, and Monthly Distribution which will distribute their respective net investment income, if any, monthly. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on ex-date. Monthly Distribution’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate (“Prime Rate”). Additionally, Monthly Distribution’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of Monthly Distribution’s current net asset value per share. Shareholders receiving periodic payments from Monthly Distribution may be under the impression that they are receiving net income. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from Monthly Distribution is net income.

s. Real Estate Investment Trusts – Real Estate Stock invests primarily in REITs. Distributions from REITs may be characterized as dividends, capital gains, and/or return of capital.

t. Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	PRINCIPAL INVESTMENT RISKS

a. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region. Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2024

Certain Funds may invest in collateralized mortgage obligations which are secured by groups of individual mortgages, but are similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

The risk in writing a call option is that a Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received. The risk in writing a put option is that a Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received. Generally, option transactions also involve risks concerning liquidity of the options market. An illiquid market for an option may limit a Fund’s ability to write options or enter closing transactions. As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

b. Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. For example, the novel coronavirus (COVID -19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds’ portfolio investments.

c. Emerging Markets Risk – Emerging market countries may have relatively unstable governments, weaker economies, and less -developed legal systems which do not protect securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

d. Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability, and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

4.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a. Management Fees – Dunham & Associates serves as each Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds. The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser. As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets. The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund. Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee.” A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when out-performing, or is penalized when under-performing, a Fund’s benchmark index. As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2024

		Adviser’s	Sub-Adviser’s
	Management Fee	Portion	Portion
Corporate/Government Bond	0.65% – 0.95%	0.50%	0.15% – 0.45%
Floating Rate Bond	0.78% – 0.98%	0.60%	0.18% – 0.38%
High-Yield Bond	0.82% – 1.02%	0.60%	0.22% – 0.42%
International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% – 0.70%
Large Cap Value	0.75% – 1.15%	0.65%	0.10% – 0.50%
Small Cap Value *	0.85% – 1.35%	0.65%	0.20% – 0.70%
Focused Large Cap Growth	0.85% – 1.15%	0.65%	0.20% – 0.50%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% – 1.00%
Emerging Markets Stock	0.70% – 1.50%	0.65%	0.05% – 0.85%
International Stock	0.95% – 1.65%	0.65%	0.30% – 1.00%
Dynamic Macro **	0.90% – 1.60%	0.65%	0.25% – 0.95%
Long/Short Credit	0.70% – 1.80%	0.65%	0.05% – 1.15%
Monthly Distribution	0.87% – 1.63%	0.65%	0.22% – 0.98%
Real Estate Stock	0.80% – 1.40%	0.65%	0.15% – 0.75%
U.S. Enhanced Market	0.95% – 1.35%	0.65%	0.30% – 0.70%

*	Prior to April 1,2024, the Sub-Adviser’s portion for Small Cap Value was 0.10% – 0.80% and the Management fee range was 0.75% to 1.45%

**	Prior to January 31, 2023, the Sub-Adviser’s portion for Dynamic Macro was 0.40% – 1.10% and the Management fee range was 1.05% to 1.75%

Each Fund’s Sub-Advisory Fulcrum Fee is calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”). Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively. In addition, some Fulcrum Fees employ a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease. During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Funds during the calculation period. After the initial 12 months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling 12-month period.

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”). However, because each such Sub-Advisory Agreement requires that the Sub-Adviser only be paid out the monthly Minimum Fee during the first year, the Sub-Adviser, in most cases, will receive less compensation until the end of the first year. At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period. If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the Performance Fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time. Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%. In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2024

The table below lists the current Sub-Advisers along with their Fulcrum Fee arrangements.

Fund	Sub-Adviser	Benchmark	Base Fee	Null Zone	Minimum Fee	Maximum Fee
Corporate/Government Bond	Virtus Fixed Income Advisers, LLC	Bloomberg US Aggregate Bond Index	0.30%	+/-0.15%	0.15%	0.45%
Floating Rate Bond	PineBridge Investments LLC	Morningstar/LSTA U.S. Leveraged Loan 100 Index	0.28%	+/- 0.00%	0.18%	0.38%
High-Yield Bond	PineBridge Investments LLC	Bloomberg U.S. Corporate High Yeld Bond Ba/B 2% Issuer Capped Index	0.32%	+/- 0.00%	0.22%	0.42%
International Opportunity Bond	Virtus Fixed Income Advisers, LLC	Bloomberg Global ex US Aggregate Bond Index (Hedged)	0.45%	+/- 0.00%	0.20%	0.70%
Large Cap Value	Great Lakes Advisors, LLC.	Russell 1000 Value Total Return Index	0.30%	+/- 0.00%	0.10%	0.50%
Small Cap Value *	Boston Partners Global Investors, Inc.	Russell2000 Value Total Return Index	0.45%	+/- 0.00%	0.20%	0.70%
Focused Large Cap Growth	The Ithaka Group, LLC	Russell 1000 Growth Total Return Index	0.35%	+/- 0.00%	0.20%	0.50%
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth Total Return Index	0.50%	+/- 0.20%	0.00%	1.00%
Emerging Markets Stock	NS Partners Ltd.	MSCI Emerging Markets Index (Net)	0.45%	+/- 0.00%	0.05%	0.85%
International Stock	Arrow street Capital L.P.	MSCI A ll Country World Index ex USA (Net)	0.65%	+/- 0.20%	0.30%	1.00%
Dynamic Macro	Vontobel Asset Management, Inc.	Dow Jones Moderately Aggressive Portfolio Index	0.60%	+/- 0.00%	0.25%	0.95%
Long/Short Credit	Metlif e Investment Advisors, LLC	Bof A Merrill Lynch US 3-month Treasury BillPLUS 300 bps (3.00%) Index	0.60%	+/- 0.00%	0.05%	1.15%
Monthly Distribution	Grantham, Mayo, Van Otterloo & Co., LLC	Credit Suisse Merger Arbitrage Liquid Index	0.60%	+/- 0.00%	0.22%	0.98%
Real Estate Stock	American Assets Capital Advisers, LLC	Dow Jones U.S. Real Estate Total Return Index	0.45%	+/- 0.00%	0.15%	0.75%
U.S. Enhanced Market	PGIM Quantitative Solutions LLC	S&P 500 Total Return Index	0.50%	+/- 0.00%	0.30%	0.70%

*	Effective April 1, 2024, Boston Partners Global Investors, Inc. replaced Ziegler Capital Management, LLC as sub-adviser.

b. Administration, Fund Accounting and Transfer Agency Fees – Ultimus Fund Services, LLC (“UFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds. For providing administration services, UFS receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates; 0.07% on the first $250 million of average net assets; 0.05% on average net assets between $250 million and $500 million; 0.03% on average net assets between $500 million and $1 billion; and 0.01% on average net assets over $1 billion. Such fees are subject to an annual minimum of $400,000 in total for the entire Trust. For providing fund accounting services, UFS receives from the Trust a minimum annual fee of $262,500. For providing transfer agent services, UFS receives from the Trust a minimum annual fee of $214,000 plus a per account charge for 75,000 or more accounts.

Blu Giant, LLC, (“Blu Giant”), an affiliate of UFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds. An individual from UFS serves as an officer for the Trust and receives no additional compensation from the Trust for serving in that role.

c. Distributor – The Distributor of the Funds is Dunham & Associates (the “Distributor”). The Funds have adopted an Amended and Restated Rule 12b-1 Plan (the “Plan”) in accordance with Rule 12b -1 under the 1940 Act for Class A and Class C shares. The Plan for Class A shares authorizes the Funds to pay distribution fees to the Distributor or other entities on a monthly basis at an annualized rate of up to 0.25% of the average daily net assets attributable to Class A shares. The Plan for Class C shares authorizes the Funds to pay distribution fees at the annualized rate of 0.75% for the equity Funds and 0.50% for the fixed income Funds and shareholder servicing fees at the annualized rate of 0.25% to the Distributor or other entities on a monthly basis based on the average daily net assets attributable to Class C shares. Class N shares do not pay distribution fees or shareholder servicing fees.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2024

	Distributor Sales Charges	12b-1 and Shareholder Service
Fund	Class A	Class A	Class C
Corporate/Government Bond	$124	$19,513	$9,587
Floating Rate Bond	1,152	13,062	20,697
High-Yield Bond	4,863	19,001	14,062
International Opportunity Bond	52	8,378	3,558
Large Cap Value	16,427	22,495	17,193
Small Cap Value	291	9,741	9,371
Focused Large Cap Grow th	36,617	31,768	42,309
Small Cap Grow th	4,923	11,518	9,420
Emerging Markets Stock	183	17,657	9,231
International Stock	4,366	19,672	20,426
Dynamic Macro	2,802	9,495	5,199
Long/Short Credit	170	24,600	13,735
Monthly Distribution	1,767	26,150	63,986
Real Estate Stock	78	9,018	10,239
U.S. Enhanced Market	14,309	13,562	1,927

d. Trustees’ Fees – The Board has approved the following Trustee compensation schedule: Each Trustee who is not an interested person of the Trust will receive $ 6,250 for each Board meeting attended in-person; $2,500 for all electronically-attended Board meetings; $1,000 for in-person committee meetings and $500 for telephonic committee meetings, unless the committee meeting is on the same day as a Board meeting, in which case the Trustee will not be compensated for the committee meeting. The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

With the exception of the Trust’s Chief Compliance Officer as discussed below, officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other Funds managed by the Adviser. The Trust has agreed to pay the Adviser a fee in the amount of $136,500 per annum, effective January 1, 2024, including an annual discretionary bonus as may be awarded as compensation for providing an officer or employee of the Adviser to serve as Chief Compliance Officer for the Funds (each Fund bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Adviser for the time of other officers or employees of the Adviser who serve in other compliance capacities for the Funds.

e. Commission Recapture – During the year ended October 31, 2023, certain Funds had portfolio trades executed with a certain brokers pursuant to a commission recapture agreement under which the brokers returned a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such commission recapture agreement, are included in Commission Recapture in the Funds’ Statements of Operations and will be paid directly by the brokers for the expenses of the Fund. For the six months ended April 30, 2024, the amounts received by the Administrator on behalf of certain participating Funds under this arrangement were: Large Cap Value - $189, Small Cap Value - $15,400, Focused Large Cap Growth - $2,187 and Small Cap Growth - $3,020.

5.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the six months ended April 30, 2024 were as follows:

	Purchases	Sale Proceeds		Proceeds of
	(excluding U.S.	(excluding U.S.	Purchases of	U.S.
	Government	Government	U.S. Government	Government
Fund	Securities)	Securities)	Securities	Securities
Corporate/Government Bond	$50,356,541	$25,040,497	$13,008,574	$4,283,141
Floating Rate Bond	49,984,731	48,469,134	—	—
High-Yield Bond	81,058,308	44,733,962	—	—
International Opportunity Bond	26,630,091	20,809,623	—	—
Large Cap Value	11,835,802	22,988,361	—	—
Small Cap Value	99,757,985	92,727,062	—	—
Focused Large Cap Growth	8,519,486	21,038,256	—	—
Small Cap Growth	34,668,581	26,914,965	—	—
Emerging Markets Stock	25,791,841	30,942,601	—	—
International Stock	68,600,295	70,756,918	—	—
Dynamic Macro	642,572	1,546,086	22,186,055	—
Long/Short Credit	79,948,492	84,580,494	88,038,402	86,741,957
Monthly Distribution	176,152,661	188,997,544	—	—
Real Estate Stock	26,788,797	53,970,178	—	—
U.S. Enhanced Market	—	—	—	3,495,000

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2024

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at April 30, 2024, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Corporate/Government Bond	$175,120,570	$746,865	$(10,493,691)	(9,746,826)
Floating Rate Bond	127,610,958	1,401,520	(4,611,351)	(3,209,831)
High-Yield Bond	196,233,178	2,342,664	(5,207,173)	(2,864,509)
International Opportunity Bond	66,295,053	1,396,198	(5,509,006)	(4,112,808)
Large Cap Value	109,808,612	51,565,788	(2,722,007)	48,843,781
Small Cap Value	85,050,449	971,856	(5,152,894)	(4,181,038)
Focused Large Cap Growth	86,734,254	106,275,074	(970,609)	105,304,465
Small Cap Growth	93,447,136	14,495,734	(4,460,683)	10,035,051
Emerging Markets Stock	94,826,243	24,164,548	(6,703,846)	17,460,702
International Stock	137,342,192	27,146,431	(12,853,698)	14,292,733
Dynamic Macro	57,174,382	5,766,377	(324,679)	5,441,698
Long/Short Credit	199,620,320	16,753,039	(19,846,353)	(3,093,314)
Monthly Distribution	92,805,429	92,141,109	(35,670,499)	56,470,610
Real Estate Stock	56,635,971	5,884,579	(2,614,574)	3,270,005
U.S. Enhanced Market	86,386,653	17,847,164	(2,222,718)	15,624,446

7.	SHARES OF BENEFICIAL INTEREST

Following is a summary of shareholder transactions for each Fund for the six months ended April 30, 2024 and the year or period ended October 31, 2023, respectively:

For the six months ended April 30, 2024:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	3,321,540	215,472	(1,082,376)	2,454,636	179,826	23,632	(321,345)	(117,887)
Floating Rate Bond	1,939,337	527,864	(1,983,690)	483,511	57,533	51,696	(410,159)	(300,930)
High-Yield Bond	5,851,703	454,707	(1,805,110)	4,501,300	362,229	51,713	(418,316)	(4,374)
International Opportunity Bond	1,741,695	167,333	(878,056)	1,030,972	58,310	21,088	(243,770)	(164,372)
Large Cap Value	946,058	354,159	(1,298,635)	1,582	55,536	45,846	(291,924)	(190,541)
Small Cap Value	1,112,138	114,729	(414,086)	812,782	126,971	14,769	(124,272)	17,468
Focused Large Cap Growth	586,690	86,105	(665,189)	7,606	125,365	13,922	(267,959)	(128,672)
Small Cap Growth	915,155	—	(340,916)	574,239	77,226	—	(127,294)	(50,068)
Emerging Markets Stock	772,595	56,845	(893,567)	(64,127)	79,436	7,063	(275,937)	(189,438)
International Stock	976,161	244,110	(922,844)	297,427	56,988	35,485	(260,779)	(168,306)
Dynamic Macro	1,548,330	134,375	(359,438)	1,323,267	183,074	23,670	(172,149)	34,595
Long/Short Credit	5,098,090	446,500	(3,937,368)	1,607,222	290,962	49,391	(934,624)	(594,271)
Monthly Distribution	864,145	197,077	(1,017,570)	43,652	47,923	30,011	(213,899)	(135,965)
Real Estate Stock	424,091	82,753	(2,133,155)	(1,626,311)	20,880	11,339	(452,682)	(420,463)
U.S. Enhanced Market	1,172,151	57,340	(720,820)	508,671	70,508	7,079	(206,217)	(128,630)

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2024

	Class C Shares
				Net Increase
		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	23,128	2,855	(19,641)	6,342
Floating Rate Bond	11,586	22,577	(79,714)	(45,551)
High-Yield Bond	25,940	10,135	(31,800)	4,275
International Opportunity Bond	10,179	2,858	(11,034)	2,003
Large Cap Value	4,615	9,931	(24,473)	(9,926)
Small Cap Value	5,276	4,503	(14,735)	(4,956)
Focused Large Cap Growth	33,562	5,930	(27,327)	12,165
Small Cap Growth	6,470	—	(13,796)	(7,326)
Emerging Markets Stock	9,632	183	(10,983)	(1,168)
International Stock	15,659	8,185	(22,462)	1,382
Dynamic Macro	13,590	2,885	(8,643)	7,831
Long/Short Credit	30,463	6,607	(51,353)	(14,283)
Monthly Distribution	30,056	35,870	(56,410)	9,516
Real Estate Stock	2,865	2,918	(24,636)	(18,853)
U.S. Enhanced Market	12,416	132	(2,143)	10,405

For the year ended October 31, 2023:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	6,898,325	276,210	(1,793,384)	5,381,151	995,330	35,959	(227,788)	803,501
Floating Rate Bond	1,738,044	1,251,679	(9,545,806)	(6,556,083)	229,242	153,139	(1,462,856)	(1,080,475)
High-Yield Bond	4,355,382	716,354	(2,973,916)	2,097,820	611,292	101,927	(489,820)	223,399
International Opportunity Bond	2,944,432	385,341	(1,072,807)	2,256,966	405,192	61,358	(176,069)	290,481
Large Cap Value	1,840,350	227,314	(3,306,912)	(1,239,248)	270,379	31,430	(551,770)	(249,961)
Small Cap Value	1,229,854	275,973	(1,567,185)	(61,358)	168,025	39,254	(230,370)	(23,091)
Focused Large Cap Growth	1,003,326	—	(2,928,161)	(1,924,835)	192,982	—	(500,632)	(307,650)
Small Cap Growth	771,041	—	(1,951,527)	(1,180,486)	142,264	—	(398,210)	(255,946)
Emerging Markets Stock	985,653	17,990	(1,769,508)	(765,865)	131,240	—	(365,268)	(234,028)
International Stock	853,229	280,741	(2,675,842)	(1,541,872)	247,057	43,071	(652,385)	(362,257)
Dynamic Macro	1,643,416	—	(615,507)	1,027,910	361,323	—	(149,941)	211,382
Long/Short Credit	4,492,137	1,060,875	(9,810,139)	(4,257,127)	585,972	141,966	(1,270,437)	(542,499)
Monthly Distribution	825,558	415,344	(2,038,847)	(797,945)	107,999	69,529	(309,937)	(132,409)
Real Estate Stock	1,510,456	35,859	(1,869,673)	(323,358)	279,543	3,169	(255,094)	27,618
U.S. Enhanced Market*	5,305,898	—	(353,657)	4,952,241	794,752	—	(52,221)	742,531

*	The Fund commenced operations on May 1, 2023

	Class C Shares
				Net Increase
		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	54,446	4,469	(53,678)	5,237
Floating Rate Bond	20,848	53,193	(178,580)	(104,539)
High-Yield Bond	40,857	24,119	(98,922)	(33,946)
International Opportunity Bond	27,437	9,277	(33,091)	3,623
Large Cap Value	18,774	5,716	(67,485)	(42,995)
Small Cap Value	9,134	18,051	(52,302)	(25,117)
Focused Large Cap Growth	12,586	—	(110,712)	(98,126)
Small Cap Growth	8,488	—	(68,712)	(60,224)
Emerging Markets Stock	8,257	—	(49,487)	(41,230)
International Stock	7,053	9,976	(70,992)	(53,963)
Dynamic Macro	21,404	—	(27,066)	(5,662)
Long/Short Credit	24,781	16,605	(140,703)	(99,317)
Monthly Distribution	31,690	68,596	(173,909)	(73,623)
Real Estate Stock	20,211	—	(59,166)	(38,955)
U.S. Enhanced Market*	22,393	—	(402)	21,991

*	The Fund commenced operations on May 1, 2023

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2024

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the year ended October 31, 2023 and October 31, 2022 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
10/31/2023	Income	Capital Gains	Capital	Total
Corporate/Government Bond *	$3,933,944	$—	$—	$3,933,944
Floating Rate Bond *	12,599,686	—	—	12,599,686
High-Yield Bond *	6,930,206	—	—	6,930,206
International Opportunity Bond*	2,308,959	—	1,042,993	3,351,952
Large Cap Value	2,639,617	1,827,185	—	4,466,802
Small Cap Value	279,389	4,275,847	—	4,555,236
Focused Large Cap Growth	—	—	—	—
Small Cap Growth	—	—	—	—
Emerging Markets Stock	219,990	—	—	219,990
International Stock	5,023,778	—	—	5,023,778
Dynamic Macro	—	—	—	—
Long/Short Credit *	9,181,165	2,144,449	—	11,325,614
Monthly Distribution *	2,926,993	—	13,617,081	16,544,074
Real Estate Stock	462,010	—	—	462,010
U.S. Enhanced Market	—	—	—	—

For fiscal year ended	Ordinary	Long-Term	Return of
10/31/2022	Income	Capital Gains	Capital	Total
Corporate/Government Bond **	$1,283,066	$—	$—	$1,283,066
Floating Rate Bond **	9,317,486	—	—	9,317,486
High-Yield Bond **	5,031,200	—	—	5,031,200
International Opportunity Bond **	2,626,747	22,444	—	2,649,191
Large Cap Value	3,915,866	6,478,567	—	10,394,433
Small Cap Value	8,413,359	1,402,225	—	9,815,584
Focused Large Cap Growth	—	16,249,986	219	16,250,205
Small Cap Growth	7,792,974	6,672,424	—	14,465,398
Emerging Markets Stock	10,055,268	1,701,647	52,753	11,809,668
International Stock	15,859,343	9,039,564	—	24,898,907
Dynamic Macro	—	—	—	—
Long/Short Credit **	4,824,117	4,459,491	—	9,283,608
Monthly Distribution **	—	2,080,414	8,864,457	10,944,871
Real Estate Stock	4,858,847	1,798,209	—	6,657,056

*	Differences in distributions between the Statement of Changes paid from book and tax on the income funds relate to the adjustments for dividends payable for tax purposes.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2024

As of each of the Fund’s tax year-ended October 31, 2023, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed		Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term		Carry	Book/Tax	Appreciation/	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Corporate/Government Bond	$54,253	—	$—	$(4,443,144)	$(3,368)	$(14,856,560)	$(19,248,819)
Floating Rate Bond	13,560	—	—	(21,158,993)	(10,558)	(6,873,866)	(28,029,857)
High-Yield Bond	368,954	—	—	(12,053,321)	(5,865)	(8,345,622)	(20,035,854)
International Opportunity Bond	—	—	—	(6,806,374)	(3,167)	(7,533,141)	(14,342,682)
Large Cap Value	3,258,713	3,636,079	—	—	—	26,183,413	33,078,205
Small Cap Value	273,601	1,727,289	—	—	—	(2,358,053)	(357,163)
Focused Large Cap Growth	—	3,994,933	(1,235,014)	—	—	73,366,151	76,126,070
Small Cap Growth	—	—	(710,397)	(15,394,482)	—	2,831,966	(13,272,913)
Emerging Markets Stock	430,001	—	—	(24,116,290)	—	(1,344,560)	(25,030,849)
International Stock	3,596,449	1,249,298	—	—	—	(4,333,965)	511,782
Dynamic Macro	1,810,095	—	—	—	—	2,100,011	3,910,106
Long/Short Credit	255,842	—	—	(7,884,720)	(28,729)	(9,458,625)	(17,116,232)
Monthly Distribution	—	—	—	—	(435,581)	(9,310,606)	(9,746,187)
Real Estate Stock	953,581	—	—	(28,194,904)	1,644,934	(2,059,593)	(27,655,982)
U.S. Enhanced Market	686,210	—	—	(1,385,151)	—	(1,174,829)	(1,873,770)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income and accumulated net realized gain from security transactions are primarily attributable to the tax deferral of losses on wash sales, the mark-to-market treatment of open forward foreign currency, swap and 1256 futures and options contracts, and adjustments for partnerships, perpetual bonds, debt modification, passive foreign investment companies, C Corporation return of capital distributions and dividend payable. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) for the Funds. In addition, the amount listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles and tax adjustments for accrued dividend payable.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows: Dunham Focused Large Cap Growth Fund incurred and elected to defer such late year losses of $1,235,014. Dunham Small Cap Growth Fund incurred and elected to defer such late year losses of $710,397.

At October 31, 2023, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains, and utilized capital loss carryforwards as follows:

				Capital Loss Carry
Fund	Short-Term	Long-Term	Total	Forward Utilized
Corporate/Government Bond	$2,050,313	$2,392,831	$4,443,144	$—
Floating Rate Bond	3,904,112	17,254,881	21,158,993	—
High-Yield Bond	3,914,697	8,138,624	12,053,321	—
International Opportunity Bond	1,776,438	5,029,936	6,806,374	—
Large Cap Value	—	—	—	—
Small Cap Value	—	—	—	—
Focused Large Cap Growth	—	—	—	5,341,162
Small Cap Growth	14,473,460	921,022	15,394,482	—
Emerging Markets Stock	17,908,006	6,208,284	24,116,290	—
International Stock	—	—	—	2,486,969
Dynamic Macro	—	—	—	1,866,721
Long/Short Credit	6,160,293	1,724,427	7,884,720	—
Monthly Distribution	—	—	—	—
Real Estate Stock	16,157,665	12,037,239	28,194,904	—
U.S. Enhanced Market	554,060	831,091	1,385,151	—

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2024

During the fiscal year ended October 31, 2023, the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the book/tax treatment of non-deductible expenses, net operating losses, distributions in excess, the use of tax equalization credits and adjustments for prior year tax returns resulted in reclassification for the tax year ended October 31, 2023, as follows:

	Paid
	In	Accumulated
Fund	Capital	Earnings (Loss)
Corporate/Government Bond	$—	$—
Floating Rate Bond	—	—
High-Yield Bond	—	—
International Opportunity Bond	—	—
Large Cap Value	1,207,566	(1,207,566)
Small Cap Value	802,519	(802,519)
Focused Large Cap Growth	(1,055,663)	1,055,663
Small Cap Growth	(377,665)	377,665
Emerging Markets Stock	—	—
International Stock	599,728	(599,728)
Dynamic Macro	90,328	(90,328)
Long/Short Credit	—	—
Monthly Distribution	126,741	(126,741)
Real Estate Stock	—	—
U.S. Enhanced Market	(52,712)	52,712

Net assets were unaffected by the above reclassifications.

9.	FOREIGN TAX CREDIT (Unaudited)

The following fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share as of fiscal years ended October 31, 2023 and October 31, 2022, were as follows:

For fiscal year ended
10/31/2023	Foreign Taxes Paid	Foreign Source Income
Emerging Markets Stock	$0.98	$0.12
International Stock	$0.09	$0.54

For fiscal year ended
10/31/2022	Foreign Taxes Paid	Foreign Source Income
Emerging Markets Stock	$0.02	$0.04
International Stock	$0.08	$0.72

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2024

10.	LINE OF CREDIT

Currently, the Funds have a $50,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis at rate of Prime less 1%. Prior to 9/20/2023, interest on borrowings was payable on an annual basis at a rate of Prime less 0.50%. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so. Based only on the days borrowed, the average amount of borrowings outstanding was as follows:

	Average Borrowing	Largest Outstanding
Fund	Outstanding	Balance	Loan Outstanding	Average Borrowing Rate
Corporate/Government Bond	$124,500	$303,000	$—	7.50%
Floating Rate Bond	2,300,000	2,300,000	—	7.50%
High-Yield Bond	—	—	—	0.00%
International Opportunity Bond	—	—	—	0.00%
Large Cap Value	—	—	—	0.00%
Small Cap Value	239,800	362,000	—	7.50%
Focused Large Cap Grow th	3,371,750	4,650,000	—	7.50%
Small Cap Grow th	—	—	—	0.00%
Emerging Markets Stock	711,345	1,829,000	—	7.50%
International Stock	511,660	4,650,000	22,000	7.50%
Dynamic Macro	—	—	—	0.00%
Long/Short Credit	—	—	—	0.00%
Monthly Distribution	924,500	1,693,000	—	6.95%
Real Estate Stock	516,975	9,244,000	92,000	7.50%
U.S. Enhanced Market	528,000	528,000	—	7.50%

The interest expense for all the Funds listed is included in interest expense on the statement of operations.

11.	SECURITIES LENDING

The Funds have entered into a Securities Lending Agreement (“Agreement”) with the Bank. Each participating Fund can lend their securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. International Stock is below the 105% threshold due to market fluctuation. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the Funds collateral, net of any rebates paid by the Bank to the borrowers is remitted to the Bank as lending agent and the remainder is paid to the Fund(s).

Securities lending income is disclosed in the Funds’ Statements of Operations and is net of fees retained by the counterparty. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market. The remaining contractual maturity of those transactions are overnight and continuous. As of April 30, 2024 the below table shows the securities loan and collateral for the loan both of which are presented gross on the Statement of Assets and Liabilities. All individual open security loan transactions were overcollateralized. This cash is invested in the Mount Vernon Liquid Assets Portfolio.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2024

	Market Value of	Market Value of
Fund	Loaned Securities	Collateral
Corporate/Government Bond	$2,980,493	$3,054,056
Floating Rate Bond	3,478,863	3,562,248
High-Yield Bond	35,426,507	36,283,870
International Opportunity Bond	307,033	315,470
Large Cap Value	6,115,111	6,306,761
Small Cap Value	—	—
Focused Large Cap Growth	7,080,828	7,315,177
Small Cap Growth	25,081,474	26,187,377
Emerging Markets Stock	720,623	743,074
International Stock	10,346,512	10,915,758
Dynamic Macro	—	—
Long/Short Credit	—	—
Monthly Distribution	8,019,236	8,410,871
Real Estate Stock	13,016,867	13,485,006
U.S. Enhanced Market	—	—

Securities collateralized below 102% or 105% for foreign securities. The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% or 105% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% or 105% due to end of day market movement. The next business day, additional collateral is obtained/received from the borrower to replenish/reestablish 102% or 105%.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2024

The below table shows the collateral held by each Fund at the six months ended April 30, 2024.

					Gross Amounts Not Offset in the
					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented in
		of Recognized	Statement of Assets &	the Statement of Assets	Financial	Cash Collateral
Description	Counterparty	Liabilities	Liabilities	& Liabilities	Instruments	Pledged	Net Amount
Corporate/Government Bond
Liabilities
Securities Loaned	US Bank	$(3,054,056)	$—	$(3,054,056)	$3,054,056	$—	$—
Floating Rate Bond
Liabilities
Securities Loaned	US Bank	$(3,562,248)	$—	$(3,562,248)	$3,562,248	$—	$—
High-Yield Bond
Liabilities
Securities Loaned	US Bank	$(36,283,870)	$—	$(36,283,870)	$36,283,870	$—	$—
International Opportunity Bond
Liabilities
Securities Loaned	US Bank	$(315,470)	$—	$(315,470)	$315,470	$—	$—
Large Cap Value
Liabilities
Securities Loaned	US Bank	$(6,306,761)	$—	$(6,306,761)	$6,306,761	$—	$—
Focused Large Cap Growth
Liabilities
Securities Loaned	US Bank	$(7,315,177)	$—	$(7,315,177)	$7,315,177	$—	$—
Small Cap Growth
Liabilities
Securities Loaned	US Bank	$(26,187,377)	$—	$(26,187,377)	$26,187,377	$—	$—
Emerging Markets Stock
Liabilities
Securities Loaned	US Bank	$(743,074)	$—	$(743,074)	$743,074	$—	$—
International Stock
Liabilities
Securities Loaned	US Bank	$(10,915,758)	$—	$(10,915,758)	$10,915,758	$—	$—
Monthly Distribution
Liabilities
Securities Loaned	US Bank	$(8,410,871)	$—	$(8,410,871)	$8,410,871	$—	$—
Real Estate Stock
Liabilities
Securities Loaned	US Bank	$(13,485,006)	$—	$(13,485,006)	$13,485,006	$—	$—

12.	RECENT REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2024

13.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

ADDITIONAL INFORMATION (Unaudited)
April 30, 2024

Dunham Funds
15(c) Board Considerations

December 18–19, 2023

I.	Background

On December 18–19, 2023, the Board of Trustees (the “Board”) of Dunham Funds (the “Trust”), a Delaware business trust, met to consider, among other things, (i) the renewal of the Investment Advisory Agreement between the Trust and Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and (ii) the renewal of the sub-advisory agreements with various sub-advisers for certain series (the “Funds”). The investment advisory agreement and the sub-advisory agreements collectively are referred to as the “Advisory Agreements.” The Funds and the relevant sub-advisers with sub-advisory agreements up for approval and/or renewal include:

Funds	Sub-Advisory Agreement
Dunham Corporate/Government Bond Fund	Virtus Fixed Income Advisers, LLC
[Dunham Dynamic Macro Fund N/A]	[Vontobel Asset Management, Inc. is not up for renewal at this time]
Dunham Emerging Markets Stock Fund	NS Partners Ltd.
Dunham Floating Rate Bond Fund	PineBridge Investments LLC
[Dunham Focused Large Cap Growth Fund N/A]	[The Ithaka Group, LLC is not up for renewal at this time]
Dunham High Yield Bond Fund	PineBridge Investments LLC
Dunham International Opportunity Bond Fund	Virtus Fixed Income Advisers, LLC
Dunham International Stock Fund	Arrowstreet Capital, Limited Partnership
[Dunham Large Cap Value Fund N/A]	[Great Lakes Advisors, LLC is not up for renewal at this time]
Dunham Long/Short Credit Fund (formerly Dunham Appreciation & Income Fund)	MetLife Investment Advisors, LLC
Dunham Monthly Distribution Fund	Grantham, Mayo, Van Otterloo & Co. LLC
Dunham Real Estate Stock Fund	American Assets Capital Advisers LLC
Dunham Small Cap Growth Fund	Pier Capital, LLC
Dunham Small Cap Value Fund	Ziegler Capital Management, LLC
[Dunham U.S. Enhanced Market Fund N/A]	[PGIM Quantitative Solutions, LLC is not up for renewal at this time]

The Independent Trustees had requested and reviewed materials the Adviser and the sub-advisers provided prior to and during the meetings and had reviewed a memorandum from Fund

ADDITIONAL INFORMATION (Unaudited)(Continued)
April 30, 2024

counsel that reviewed their fiduciary duties pertaining to renewal of investment management and sub-advisory agreements and the factors they should consider in evaluating the Advisory Agreements.

Among other information, the Adviser and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements.

The Independent Trustees and Fund counsel met in executive sessions to consider the renewal of the Advisory Agreements. The Board also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from the Adviser and various Fund sub-advisers.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

II.	Investment Advisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the Investment Advisory Agreement with the Adviser, the Board considered the nature, extent and quality of services that the Adviser provided to the Funds, including the Adviser’s personnel and resources and the Adviser’s criteria for reviewing a sub-adviser’s performance. The Board reviewed the services the Adviser provided in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management, compliance and regulatory matters. The Board concluded that the services the Adviser provided were satisfactory.

Performance. The Board reviewed performance information the Adviser provided for Class N of each Fund compared to the performance of (a) funds in a peer group (the “Peer Group”) (which is a relevant sub-set of funds in a Fund’s Morningstar category), (b) a Morningstar category average and (c) a benchmark index for the one, five and ten year periods or since a Fund’s inception, as applicable, and for the period since commencement of a sub-adviser’s overseeing of a Fund, ended September 30, 2023. The Board considered that the Adviser had delegated day-to-day portfolio management of each Fund’s strategy to a sub-adviser and noted the ongoing oversight activities the Adviser performed, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and yearly compliance reviews. The Board concluded that the Adviser appropriately had reviewed and monitored each sub-adviser’s investment performance.

Advisory Fee. The Board reviewed each Fund’s advisory fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the advisory fee and expense ratio to those of the Peer Group and a Morningstar category. The Board discussed that, while the advisory fees do not necessarily have to be the lowest compared to the Peer Groups, it is their duty to evaluate whether the advisory fees are reasonable. The Board noted that the Adviser’s fees

ADDITIONAL INFORMATION (Unaudited)(Continued)
April 30, 2024

range from 0.50% to 0.65%, which, when combined with the sub-adviser fees, can be higher than the Peer Group averages when a Fund is performing well. The Board concluded that the Adviser’s fee ranges are applied reasonably based on the nature of a Fund (i.e., bond vs. equity, or alternative vs. traditional). The Board observed that currently five Funds are considered “alternative” and generally require enhanced oversight compared to more traditional asset classes. The Board discussed the level of work involved in the Adviser’s oversight of the Funds, the Adviser’s ongoing quantitative and qualitative analysis of each sub-adviser, and the other services that the Adviser provides to the Funds.

The Board also noted:

●	Dunham Corporate/Government Bond Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Dynamic Macro Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Emerging Markets Stock Fund: The Board noted that the advisory fee was lower than the average of the Peer Group and the Morningstar category, and concluded that the overall expense ratio was in a reasonable range.

●	Dunham Floating Rate Bond Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Focused Large Cap Growth Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham High-Yield Bond Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham International Opportunity Bond Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham International Stock Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Large Cap Value Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Long/Short Credit Fund (formerly Dunham Appreciation & Income Fund): The Board noted that the advisory fee was lower than the average of the Peer Group and equal to the average of the Morningstar category, and concluded that the overall expense ratio was in a reasonable range.

ADDITIONAL INFORMATION (Unaudited)(Continued)
April 30, 2024

●	Dunham Monthly Distribution Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Real Estate Stock Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Small Cap Growth Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Small Cap Value Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham U.S. Enhanced Market Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

In light of the nature, quality and extent of services the Adviser provided, the Board concluded that each Fund’s advisory fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect a reasonable sharing of economies of scale for the benefit of Fund investors. The Board noted that breakpoints may be an appropriate way for the Adviser to share its economies of scale if a Fund experiences substantial asset growth; however, the Board recognized that no Fund had yet reached an asset level where the Adviser could realize significant economies of scale. The Board observed that economies of scale will be considered in the future as Fund asset levels grow.

Profitability. The Board also reviewed the estimated profitability of the Adviser with respect to each Fund. The Board concluded that the estimated profitability of the Adviser in connection with the management of each Fund was reasonable, and at a level to adequately incentivize the Adviser to continue to provide high quality services.

Fallout Benefits. Because of its relationship with the Funds, the Adviser and its affiliates may receive certain benefits. The Board reviewed materials provided by the Adviser as to any such benefits.

III.	Sub-Advisory Agreements

Nature, Extent and Quality of Services. In considering the renewal of the sub-advisory agreement, as applicable, between each Fund and the Fund’s respective sub-adviser, the Board considered the nature, extent and quality of services the sub-adviser provided under the sub-advisory agreement. The Board reviewed the services the sub-adviser provided, the background of the investment professionals servicing the Fund, and the sub-adviser’s reputation, resources and investment approach. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

ADDITIONAL INFORMATION (Unaudited)(Continued)
April 30, 2024

Performance. The Board reviewed each Fund’s total return compared to the average total returns of the Fund’s Peer Group and Morningstar category averages and benchmark index. The Board also noted:

●	Dunham Corporate/Government Bond Fund: The Board noted that Virtus Fixed Income Advisers, LLC (“Virtus”), or a predecessor firm, has served as the Fund’s sub-adviser since December 10, 2004 (the inception date of the Fund). The Board observed that the Fund underperformed its Peer Group average and Morningstar category average over the one-, five-, and ten-year periods, but noted that the Fund outperformed its benchmark index for the one-, and five-year periods. The Board concluded that the services Virtus provided were satisfactory.

●	Dunham Emerging Markets Stock Fund: The Board noted that NS Partners Ltd. (“NS Partners”) has served as the Fund’s sub-adviser since April 1, 2019 (while the Fund’s inception date is December 10, 2004). The Board observed that the Fund underperformed its Peer Group average, Morningstar category average, and benchmark index over the relevant periods, include since NS Partners began to manage the Fund. The Board concluded that the services NS Partners provided were satisfactory.

●	Dunham Floating Rate Bond Fund: The Board noted that PineBridge Investments LLC (“PineBridge”) has served as the Fund’s sub-adviser since October 1, 2021 (while the Fund’s inception date is November 4, 2013). The Board observed that the Fund underperformed its Peer Group average and Morningstar category average for the five-year period and the benchmark index for the one-and five-year periods, but noted that the Fund outperformed its Peer Group average and Morningstar category average for the one-year period. The Board further considered that the Fund had outperformed its Peer Group average and underperformed its Morningstar category average and benchmark index since PineBridge began to manage the Fund. The Board concluded that the services PineBridge provided were satisfactory.

●	Dunham High Yield Bond Fund: The Board noted that PineBridge has served as the Fund’s sub-adviser since July 1, 2017 (while the Fund’s inception date is July 1, 2005). The Board observed that Fund outperformed its Peer Group average and Morningstar Category average for the one-, five-, and ten-year periods and the benchmark index for the one-and five-year periods, but noted that the Fund had underperformed its benchmark index for the ten-year period. The Board further considered that the Fund had outperformed its Peer Group average, Morningstar category average, and benchmark index since PineBridge began to manage the Fund. The Board concluded that the services PineBridge provided were satisfactory.

●	Dunham International Opportunity Bond Fund: The Board noted that Virtus, or a predecessor firm, has served as the Fund’s sub-adviser since January 1, 2020 (while the Fund’s inception date was November 4, 2013). The Board observed that the Fund underperformed its benchmark index for the five-year period, but noted that the Fund outperformed its Peer Group average and Morningstar category average for the one-and five-year periods and outperformed its benchmark index for the one-year period. The Board further considered that the Fund had outperformed its Peer Group average and Morningstar category average and underperformed its benchmark index since Virtus began to manage the Fund. The Board concluded that the services Virtus provided were satisfactory.

●	Dunham International Stock Fund: The Board noted that Arrowstreet Capital, Limited Partnership (“Arrowstreet”) has served as the Fund’s sub-adviser since July 1, 2008 (while the Fund’s inception date is December 10, 2004). The Board observed that Fund outperformed its Peer Group average, Morningstar Category average, and benchmark index for the one-, five-, and ten-year periods. The Board further considered that the Fund had outperformed its Peer Group average, Morningstar

ADDITIONAL INFORMATION (Unaudited)(Continued)
April 30, 2024

category average, and benchmark index since Arrowstreet began to manage the Fund. The Board concluded that the services Arrowstreet provided were satisfactory.

●	Dunham Long/Short Credit Fund: The Board noted that MetLife Investment Management, LLC (“MetLife”) has served as the Fund’s sub-adviser since July 1, 2018 (while the Fund’s inception date is December 10, 2004). The Board observed that the Fund underperformed its Peer Group average and Morningstar category average for the one-year period and its benchmark index for the one-, five-, and ten-year periods, but noted that the Fund outperformed its Peer Group average and Morningstar category average for the five-and ten-year periods. The Board further considered that the Fund had outperformed its Peer Group average and Morningstar category average and underperformed its benchmark index since MetLife began to manage the Fund. The Board concluded that the services MetLife provided were satisfactory.

●	Dunham Monthly Distribution Fund: The Board noted Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has served as the Fund’s sub-adviser since April 1, 2021 (while the Fund’s inception date is September 29, 2008). The Board observed that the Fund underperformed its Peer Group average, Morningstar category average, and benchmark index over the relevant periods, include since GMO began to manage the Fund. The Board concluded that the services GMO provided were satisfactory.

●	Dunham Real Estate Stock Fund: The Board noted that American Assets Capital Advisers LLC (“AACA”) has served as the Fund’s sub-adviser since January 1, 2020 (while the Fund’s inception date is December 10, 2004). The Board observed that the Fund underperformed its Peer Group average, Morningstar category average, and benchmark index over the relevant periods, include since AACA began to manage the Fund. The Board concluded that the services AACA provided were satisfactory.

●	Dunham Small Cap Growth Fund: The Board noted that Pier Capital, LLC (“Pier”) has served as the Fund’s sub-adviser since December 10, 2004 (the inception date of the Fund). The Board observed that the Fund outperformed its Peer Group average, Morningstar category average, and benchmark index over the relevant periods, include since Pier began to manage the Fund. The Board concluded that the services Pier provided were satisfactory.

●	Dunham Small Cap Value Fund: The Board noted that Ziegler Capital Management LLC (“ZCM”), or a predecessor firm, has served as the Fund’s sub-adviser since July 1, 2013 (while the Fund’s inception date is December 10, 2004). The Board observed that the Fund underperformed its Peer Group average and Morningstar Category average for the one-and five-year periods, but noted that the Fund outperformed its benchmark index for the one-and five-year periods. The Board further considered that the Fund had outperformed its Peer Group average and benchmark index and underperformed its Morningstar category average since ZCM began to manage the Fund. The Board concluded that the services ZCM provided were satisfactory.

Sub-Advisory Fees and Economies of Scale. The Board considered each Fund’s sub-advisory fee schedule and noted the fees charged to comparable portfolios, if any, that the sub-adviser managed. The Board noted that the fee schedule was negotiated between the Adviser and each sub-adviser, an unaffiliated third party.

The Board considered the base fee paid to each sub-adviser when the performance of a Fund is equal to that of a specific index plus or minus a “null” zone. The Board also reviewed the operation of the performance fee and the impact on fees and expenses based on various performance results. The Board recognized the unique nature of a performance fee, which results in higher fees when a

ADDITIONAL INFORMATION (Unaudited)(Continued)
April 30, 2024

sub-adviser delivers positive results, and how performance fees should be integrated into their analysis. The Board noted information that the Adviser provided regarding the specific benchmark index used to compute each sub-adviser’s performance fee, how performance adjustments are calculated, and why each Fund’s N-share class (as the class with the most assets) is used for performance calculations.

The Board confirmed its belief that performance fees help ensure that any significant fee adjustments are attributable to a sub-adviser’s skill, rather than to random performance fluctuations, and the performance fee aligns a sub-adviser’s interest with those of Fund shareholders. The Board concluded that each sub-adviser’s fees were in a reasonable range.

The Board reviewed the relevance of economies of scale in the context of a sub-adviser that receives a performance-based fee. The Board agreed that the Adviser successfully had negotiated a favorable base fee with each sub-adviser, and that reductions based on asset growth, when coupled with the possibility of fee reductions based on performance, could hinder the Adviser’s ability to attract top sub-advisory talent. The Board agreed that pursuing breakpoints with any of the sub-advisers would not be in the best interests of Fund shareholders at this time.

Profitability and Fallout Benefits. The Board considered information provided regarding each sub-adviser’s estimated profitability from providing sub-advisory services to its respective Fund. The Board noted that the sub-advisory fee schedule was negotiated between the Adviser and each sub-adviser, an unaffiliated third party. The Board reviewed materials provided as to any additional benefits each sub-adviser receives.

IV.	All Agreements

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the approval and/or continuation of the Advisory Agreements, as applicable, are in the best interests of each Fund.

ADDITIONAL INFORMATION (Unaudited)(Continued)
April 30, 2024

Dunham Small Cap Value Fund

15(c) Board Considerations

March 13, 2024

I.	Background

On March 13, 2024, the Board of Trustees (the “Board”) of Dunham Funds (the “Trust”), a Delaware business trust, met to consider, among other things, a new sub-advisory agreement (the “Sub-Advisory Agreement”) with Boston Partners Global Investors, Inc. (“Boston Partners”) on behalf of the Dunham Small Cap Value Fund (the “Fund”). The Sub-Advisory Agreement would take effect on or about April 1, 2024.

In considering the Sub-Advisory Agreement, the Independent Trustees had requested and reviewed materials that Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and Boston Partners provided prior to and during the meeting. The Independent Trustees also had reviewed a memorandum from Fund counsel that addressed their fiduciary duties pertaining to the new Sub-Advisory Agreement and the factors they should consider in evaluating the Sub-Advisory Agreement.

Among other information, the Adviser and Boston Partners provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, sub-advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Board determined that, given the totality of the information provided with respect to the Sub-Advisory Agreement, the Board had received sufficient information to approve the Sub-Advisory Agreement.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Sub-Advisory Agreement be approved. In considering the approval of the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

II.	Sub-Advisory Agreement

Nature, Extent and Quality of Services. In considering the approval of the Sub-Advisory Agreement between the Fund and Boston Partners, the Board considered the nature, extent and quality of services Boston Partners would provide under the Sub-Advisory Agreement. The Board reviewed the background of the investment professionals that would service the Fund, and Boston Partners’ reputation, resources and investment approach. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters. The Board noted that Boston Partners was founded in 1995 as an investment firm, and that its predecessor firm was founded in 1970.

The Board concluded that the services that Boston Partners would provide should be satisfactory.

ADDITIONAL INFORMATION (Unaudited)(Continued)
April 30, 2024

Performance. The Board considered the performance of other investment strategies managed by Boston Partners. The Board concluded that the services that Boston Partners would provide should be satisfactory.

Sub -Advisory Fees and Economies of Scale. The Board considered the Fund’s sub-advisory fee schedule and noted the fees charged to comparable portfolios, if any, that Boston Partners managed. The Board considered that the fee schedule was negotiated between the Adviser and Boston Partners, an unaffiliated third party.

The Board reviewed the operation of the performance fee and the impact on fees and expenses based on various performance results. They discussed the unique nature of the performance fee, which results in higher fees when Boston Partners delivers results, and how performance fees should be integrated into their analysis.

The Board confirmed its belief that performance fees help ensure that any significant fee adjustments are attributable to Boston Partners’ skill, rather than to random performance fluctuations, and the performance fee aligns Boston Partners’ interest with those of Fund shareholders.

The Board also noted the Fund will pay a “fulcrum fee” consisting of: a “base fee” of 45 basis points (“bps”) (0.45%) annually; and a “performance fee” at a rate that will vary by up to +/- 25 bps (0.25%). The performance fee will be added to or subtracted from the base fee to arrive at the total fulcrum fee. The comparative index will be the Russell 2000® Value Index over the applicable measurement period. The Board concluded that Boston Partners’ fees were in a reasonable range.

The Board reviewed the relevance of economies of scale in the context of a sub-adviser that receives a performance-based fee. The Board agreed that the Adviser had successfully negotiated a favorable base fee with Boston Partners, and that reductions based on asset growth, when coupled with the possibility of fee reductions based on performance, could hinder the Adviser’s ability to attract top sub-advisory talent. The Board agreed that pursuing breakpoints with Boston Partners would not be in the best interests of Fund shareholders at this time.

Profitability and Fallout Benefits. The Board considered any information provided regarding Boston Partners’ estimated profitability from providing sub-advisory services to the Fund. The Board noted that the sub-advisory fee schedule was negotiated between the Adviser and Boston Partners, an unaffiliated third party. The Board reviewed materials provided regarding any additional benefits that Boston Partners would receive.

Conclusion. Based on all the information considered and the conclusions reached, the Board determined that the terms of the Sub-Advisory Agreement for the Fund are fair and reasonable, and that the approval of the Sub-Advisory Agreement is in the best interests of the Fund.

DUNHAM FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay (1) transitional costs, such as sales load, and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual-Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical-Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical
	Fund’s	Beginning	Ending		Ending
	Annualized	Account	Account	Expenses	Account	Expenses
	Expense	Value	Value	Paid During	Value	Paid During
	Ratio	11/01/23	4/30/24	Period*	4/30/24	Period*
Class N:
Corporate/Government Bond Fund	1.18%	$1,000.00	$1,059.40	$6.06	$1,018.98	$5.94
Floating Rate Bond Fund	1.01%	$1,000.00	$1,061.80	$5.19	$1,019.83	$5.08
High-Yield Bond Fund	1.21%	$1,000.00	$1,088.10	$6.30	$1,018.83	$6.09
International Opportunity Bond Fund	1.79%	$1,000.00	$1,089.30	$9.30	$1,015.96	$8.98
Large Cap Value Fund	1.14%	$1,000.00	$1,202.70	$6.24	$1,019.20	$5.72
Small Cap Value Fund	1.52%	$1,000.00	$1,172.00	$8.18	$1,017.33	$7.60
Focused Large Cap Growth Fund	1.32%	$1,000.00	$1,288.00	$7.54	$1,018.28	$6.65
Small Cap Growth Fund	1.57%	$1,000.00	$1,192.40	$8.54	$1,017.08	$7.85
Emerging Markets Stock Fund	1.14%	$1,000.00	$1,143.60	$6.08	$1,019.19	$5.73
International Stock Fund	1.92%	$1,000.00	$1,207.20	$10.55	$1,015.31	$9.63
Dynamic Macro Fund	1.98%	$1,000.00	$1,147.00	$10.58	$1,015.01	$9.93
Long/Short Credit Fund	0.86%	$1,000.00	$1,024.30	$4.35	$1,020.57	$4.34
Monthly Distribution Fund	1.37%	$1,000.00	$1,028.00	$6.89	$1,018.07	$6.86
Real Estate Stock Fund	1.50%	$1,000.00	$1,151.70	$8.00	$1,017.43	$7.50
U.S. Enhanced Market Fund	1.22%	$1,000.00	$1,211.10	$6.72	$1,018.79	$6.13
Class A:
Corporate/Government Bond Fund	1.43%	$1,000.00	$1,057.30	$7.33	$1,017.74	$7.19
Floating Rate Bond Fund	1.26%	$1,000.00	$1,059.30	$6.47	$1,018.58	$6.34
High-Yield Bond Fund	1.46%	$1,000.00	$1,086.90	$7.60	$1,017.58	$7.35
International Opportunity Bond Fund	2.04%	$1,000.00	$1,088.90	$10.62	$1,014.70	$10.24
Large Cap Value Fund	1.38%	$1,000.00	$1,201.50	$7.55	$1,018.00	$6.92
Small Cap Value Fund	1.77%	$1,000.00	$1,170.50	$9.53	$1,016.08	$8.86
Focused Large Cap Growth Fund	1.57%	$1,000.00	$1,286.30	$8.95	$1,017.03	$7.90
Small Cap Growth Fund	1.85%	$1,000.00	$1,191.00	$10.06	$1,015.68	$9.26
Emerging Markets Stock Fund	1.38%	$1,000.00	$1,142.00	$7.37	$1,017.98	$6.95
International Stock Fund	2.17%	$1,000.00	$1,206.20	$11.91	$1,014.07	$10.87
Dynamic Macro Fund	2.23%	$1,000.00	$1,145.10	$11.91	$1,013.76	$11.18
Long/Short Credit Fund	1.08%	$1,000.00	$1,023.10	$5.45	$1,019.48	$5.44
Monthly Distribution Fund	1.61%	$1,000.00	$1,026.70	$8.11	$1,016.86	$8.07
Real Estate Stock Fund	1.72%	$1,000.00	$1,150.30	$9.22	$1,016.29	$8.64
U.S. Enhanced Market Fund	1.46%	$1,000.00	$1,210.40	$8.01	$1,017.62	$7.31

DUNHAM FUNDS’ EXPENSES (Unaudited) (Continued)

			Actual		Hypothetical
	Fund’s	Beginning	Ending		Ending
	Annualized	Account	Account	Expenses	Account	Expenses
	Expense	Value	Value	Paid During	Value	Paid During
	Ratio	11/01/23	4/30/24	Period*	4/30/24	Period*
Class C:
Corporate/Government Bond Fund	1.93%	$1,000.00	$1,055.20	$9.88	$1,015.25	$9.68
Floating Rate Bond Fund	1.76%	$1,000.00	$1,056.70	$9.02	$1,016.09	$8.84
High-Yield Bond Fund	1.96%	$1,000.00	$1,084.70	$10.18	$1,015.10	$9.84
International Opportunity Bond Fund	2.54%	$1,000.00	$1,086.10	$13.19	$1,012.22	$12.72
Large Cap Value Fund	2.14%	$1,000.00	$1,197.10	$11.68	$1,014.23	$10.71
Small Cap Value Fund	2.52%	$1,000.00	$1,165.70	$13.58	$1,012.32	$12.62
Focused Large Cap Growth Fund	2.32%	$1,000.00	$1,281.30	$13.18	$1,013.31	$11.63
Small Cap Growth Fund	2.59%	$1,000.00	$1,186.20	$14.07	$1,011.99	$12.95
Emerging Markets Stock Fund	2.14%	$1,000.00	$1,138.00	$11.38	$1,014.22	$10.72
International Stock Fund	2.92%	$1,000.00	$1,201.50	$15.99	$1,010.34	$14.60
Dynamic Macro Fund	2.98%	$1,000.00	$1,140.30	$15.87	$1,010.03	$14.90
Long/Short Credit Fund	1.86%	$1,000.00	$1,019.40	$9.36	$1,015.59	$9.34
Monthly Distribution Fund	2.37%	$1,000.00	$1,022.80	$11.92	$1,013.08	$11.87
Real Estate Stock Fund	2.52%	$1,000.00	$1,146.00	$13.43	$1,012.34	$12.60
U.S. Enhanced Market Fund	2.21%	$1,000.00	$1,205.60	$12.14	$1,013.85	$11.09

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days and divided by 366 (to reflect the number of days in the six month period ending April 30, 2024).

NOTICE OF PRIVACY POLICY & PRACTICES

Privacy Notice

FACTS	WHAT DO DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■         Social Security number and wire transfer instructions

■         account transactions and transaction history

■         investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call (800) 442-4358 or go to www.dunham.com

Definitions What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?	We collect your personal information, for example, when you

■     open and account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes-information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■     Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc., Dunham Trust Company.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds do not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330. The information on Form N-PORT is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

P.O. Box 910309

San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND’S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

DUNHAM-SA24

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not Applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not required for semi-annual reports.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date 7/8/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date 7/8/2024

By (Signature and Title)

/s/ Denise Iverson

Denise Iverson, Principal Financial Officer/Treasurer

Date 7/8/2024